CALAMOS®

Investment strategies for
your serious money®

Calamos Family of Funds

Prospectus March 1, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Funds	3
Calamos Growth Fund (CVGRX)	4
Calamos Growth and Income Fund (CVTRX)	8
Calamos Value Fund (CVAAX)	14
Calamos Blue Chip Fund (CBCAX)	18
Calamos Multi-Fund Blend (CMQAX)	22
Calamos 130/30 Equity Fund (CELSX)	28
Calamos Global Growth and Income Fund (CVLOX)	32
Calamos International Growth Fund (CIGRX)	37
Calamos Global Equity Fund (CAGEX)	42
Calamos Evolving World Growth Fund (CNWGX)	47
Calamos Convertible Fund (CCVIX)	52
Calamos Market Neutral Income Fund (CVSIX)	58
Calamos High Yield Fund (CHYDX)	65
Calamos Total Return Bond Fund (CTRAX)	70
Principal Risks of Investing in a Fund	82
Fund Facts	87
Who manages the Funds?	87
What classes of shares do the Funds offer?	89
How can I buy shares?	94
How can I sell (redeem) shares?	96
Transaction information	98
Distributions and taxes	102
Other Information	103
Financial Highlights	104
For More Information	back cover

The Funds

What are the investment objectives and principal strategies common to the Funds?
Each Fund described in this prospectus has different investment objectives and strategies, and may invest in different securities. The Funds differ principally in (i) how important growth potential and/or current income is considered when selecting investments, (ii) the types of securities selected as investments, such as convertible, fixed-income, equity or foreign securities, and (iii) the risks involved with an investment in a Fund. In seeking to meet the Funds’ respective investment objectives, the Funds’ investment adviser utilizes highly disciplined institutional management strategies designed to help enhance investment returns while managing risk. As part of these strategies, an in-depth proprietary analysis is employed on an issuing company and its securities. At the portfolio level, risk management tools are also used, such as diversification across companies, sectors and industries to achieve a risk-reward profile suitable for each Fund’s objectives.

A Fund’s investment objectives may not be changed without the approval of a “majority of the outstanding” shares of that Fund, as defined in the Investment Company Act of 1940. There can be no assurance that a Fund will achieve its objectives.

PROSPECTUS	March 1, 2009	3

Calamos Growth Fund (CVGRX)

What are the investment objective and principal strategies of the Fund?
Growth Fund’s investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser’s opinion, offer the best opportunities for growth, provided such securities satisfy certain criteria. First, the Fund’s investment adviser uses quantitative screens to identify companies with high growth rates relative to their industry. Next, it screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The Fund’s investment adviser then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction, including diversification and how individual securities may fit in the overall portfolio.

The Fund anticipates that substantially all of its portfolio will consist of securities of companies with large and mid-sized market capitalizations. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. The Fund invests primarily in equity securities issued by U.S. companies.

When buying and selling securities, the Fund focuses on a company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes. The Fund’s investment adviser performs its own fundamental analysis, in addition to relying upon outside sources.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Mid-Sized Company Investments and Risks. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

4	CALAMOS FAMILY OF FUNDS

Calamos Growth Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS GROWTH FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 48.25% (the 4th quarter of 1999), and the Fund’s lowest return for a calendar quarter was –28.42% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2008 and since the Fund’s inception compared with broad measures of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION*
Class A

Return before taxes	–52.64%	–5.29%	6.60%	11.93%

Return after taxes on distributions	–52.64%	–5.85%	5.83%	10.22%

Return after taxes on distributions and sale of Fund shares	–34.22%	–4.05%	5.89%	10.02%

Class B

Return before taxes**	–53.11%	–5.39%	—	–2.78%

Class C

Return before taxes	–51.14%	–5.08%	6.52%	10.19%

S&P 500 Index#	–37.00%	–2.19%	–1.38%	7.99%~

Russell Midcap® Growth Index##	–44.33%	–2.33%	–0.19%	8.01%∧

*	Inception date for Class A shares is 9/4/90, inception date for Class B shares is 9/11/00 and inception date for Class C shares is 9/3/96.

**	The average annual total return since inception for Class B shares reflects conversion to Class A shares after eight years.

#	The S&P 500 Index is generally considered representative of the U.S. stock market.

##	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher growth values.

~	Since inception date for Class A shares.

∧	Index data shown is from 8/31/90 (comparative data is available only for full monthly periods).

PROSPECTUS	March 1, 2009	5

Calamos Growth Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.80%	0.80%		0.80%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(3)	0.17%	0.17%		0.17%

Total Annual Operating Expenses	1.22%	1.97%		1.97%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

6	CALAMOS FAMILY OF FUNDS

Calamos Growth Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	593	844	1,114	1,882

Class B*	700	918	1,263	2,102

Class C**	300	618	1,063	2,296

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	593	844	1,114	1,882

Class B*	200	618	1,063	2,102

Class C	200	618	1,063	2,296

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5 and 10 years (0%).

PROSPECTUS	March 1, 2009	7

Calamos Growth and Income Fund (CVTRX)

What are the investment objective and principal strategies of the Fund?
Growth and Income Fund’s investment objective is high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the Fund’s investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from two to ten years. Interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

What are the Fund’s significant investments, investment-related activities and their related risks?
Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

8	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by

PROSPECTUS	March 1, 2009	9

Calamos Growth and Income Fund

whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS GROWTH AND INCOME FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 34.39% (the 4th quarter of 1999), and the Fund’s lowest return for a calendar quarter was –14.68% (the 4th quarter of 2008).

10	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2008 and since the Fund’s inception compared with broad measures of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION*
Class A

Return before taxes	–34.24%	–1.28%	6.23%	10.67%

Return after taxes on distributions	–34.61%	–2.23%	4.96%	8.54%

Return after taxes on distributions and sale of Fund shares	–22.20%	–1.14%	4.99%	8.37%

Class B

Return before taxes**	–34.88%	–1.40%	—	2.21%

Class C

Return before taxes	–32.17%	–1.07%	6.16%	8.88%

S&P 500 Index#	–37.00%	–2.19%	–1.38%	8.53%

Merrill Lynch All U.S. Convertibles EX Mandatory Index~@	–33.02%	–3.19%	2.21%	7.46%∧

Value Line Convertible Index##	–29.31%	–1.05%	2.10%	6.35%∧

*	Inception date for Class A shares is 9/22/88, inception date for Class B shares is 9/11/00 and inception date for Class C shares is 8/5/96.

**	The average annual total return since inception for Class B shares reflects conversion to Class A shares after eight years.

#	The S&P 500 Index is generally considered representative of the U.S. stock market.

##	The Value Line Convertible Index is an equally weighted index of the largest convertibles, representing 90% of the market.

~	The Merrill Lynch All U.S. Convertibles EX Mandatory Index represents the U.S. convertible market excluding mandatory convertibles.

@	The Merrill Lynch All U.S. Convertibles EX Mandatory Index is replacing the Value Line Convertible Index as the Fund’s secondary benchmark. The investment adviser believes that the Merrill Lynch All U.S. Convertibles EX Mandatory Index is a more accurate benchmark of the Fund’s investments. The Value Line Convertible Index may be excluded from this comparison in the future.

=	Since inception date for Class A shares.

∧	Index data shown is from 9/30/88 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

PROSPECTUS	March 1, 2009	11

Calamos Growth and Income Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the assets in the Fund. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.66%	0.66%		0.66%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(3)	0.16%	0.16%		0.16%

Total Annual Operating Expenses	1.07%	1.82%		1.82%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

12	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	579	799	1,037	1,719

Class B*	685	873	1,185	1,941

Class C**	285	573	985	2,138

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	579	799	1,037	1,719

Class B*	185	573	985	1,941

Class C	185	573	985	2,138

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5 and 10 years (0%).

PROSPECTUS	March 1, 2009	13

Calamos Value Fund (CVAAX)

What are the investment objective and principal strategies of the Fund?
Value Fund’s investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out stocks that, in the investment adviser’s opinion, are undervalued according to certain financial measurements of their intrinsic value (such as the present value of the company’s future free cash flow).

The Fund anticipates that it will invest primarily in equity securities issued by U.S. companies. The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.

When buying and selling securities, the Fund takes a “bottom-up approach” that focuses on individual stock selection. The Fund uses quantitative research to determine how a company’s stock is valued relative to what the Fund considers to be the company’s intrinsic worth, the financial strength of the company and whether there is a near-term catalyst that could trigger an increase in the stock’s price. The Fund’s investment adviser performs its own fundamental analysis, in addition to depending upon other sources.

In its analysis, the Fund typically considers the company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and also focusing on macro-level investment themes.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Value Securities and Risks. Value stocks involve the risk that they may never reach what the Fund’s investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

14	CALAMOS FAMILY OF FUNDS

Calamos Value Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS VALUE FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 21.17% (the 2nd quarter of 2003), and the Fund’s lowest return for a calendar quarter was –23.14% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-and five-year periods ended December 31, 2008 and since the Fund’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class A

Return before taxes	–38.40%	–2.95%	–0.99%

Return after taxes on distributions	–38.42%	–3.42%	–1.33%

Return after taxes on distributions and sale of Fund shares	–24.96%	–2.31%	–0.70%

Class B

Return before taxes	–39.06%	–3.07%	–1.04%

Class C

Return before taxes	–36.44%	–2.72%	–1.04%

Russell 1000 Value Index#	–36.85%	–0.79%	0.78%∧

*	Inception date for Class A, Class B and Class C shares is 1/2/02.

#	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

∧	Index data shown is from 12/31/01 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on

PROSPECTUS	March 1, 2009	15

Calamos Value Fund

distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	1.00%	1.00%		1.00%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(3)	0.24%	0.24%		0.24%

Total Annual Operating Expenses	1.49%	2.24%		2.24%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

16	CALAMOS FAMILY OF FUNDS

Calamos Value Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	619	924	1,250	2,170

Class B*	727	1,000	1,400	2,386

Class C**	327	700	1,200	2,575

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	619	924	1,250	2,170

Class B*	227	700	1,200	2,386

Class C	227	700	1,200	2,575

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%), 3, 5 and 10 years (0%).

PROSPECTUS	March 1, 2009	17

Calamos Blue Chip Fund (CBCAX)

What are the investment objective and principal strategies of the Fund?
Blue Chip Fund’s investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out a portfolio that opportunistically blends “Blue Chip” growth and value companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings) in “Blue Chip” companies. For this purpose, a Blue Chip company is one whose stock is included in the Standard & Poor’s 500 Stock Index or the Dow Jones Industrial Average or a company with a market capitalization of at least $2 billion that the Fund’s investment adviser believes is well established, well known and financially viable (usually with at least four consecutive quarters of as-reported earnings, excluding discontinued operations and extraordinary items). The Fund invests primarily in equity securities issued by U.S. companies.

When buying and selling growth-oriented securities, the Fund focuses on the company’s earnings growth potential coupled with financial strength and stability. When buying and selling value-oriented securities, the Fund focuses on how a company’s stock is valued relative to what the investment adviser considers to be the company’s worth, the financial strength of the company and whether there is a near-term catalyst that could trigger an increase in the stock’s price. Whether examining growth-oriented or value-oriented securities for selection, the Fund focuses on individual stock selection (referred to as a “bottom-up approach”) and quantitative research.

In its fundamental analysis, the Fund typically considers the company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Value Securities and Risks. Value stocks involve the risk that they may never reach what the Fund’s investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Mid-Sized Company Investments and Risks. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

18	CALAMOS FAMILY OF FUNDS

Calamos Blue Chip Fund

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS BLUE CHIP FUND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 10.27% (the 4th quarter of 2004), and the Fund’s lowest return for a calendar quarter was –21.92% (the 4th quarter of 2008).

PROSPECTUS	March 1, 2009	19

Calamos Blue Chip Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-and five-year periods ended December 31, 2008 and since the Fund’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class A

Return before taxes	–39.85%	–3.09%	–2.93%

Return after taxes on distributions	–39.95%	–3.33%	–3.17%

Return after taxes on distributions and sale of Fund shares	–25.91%	–2.52%	–2.39%

Class B

Return before taxes	–40.49%	–3.25%	–2.91%

Class C

Return before taxes	–37.90%	–2.86%	–2.70%

S&P 500 Index#	–37.00%	–2.19%	–1.38%~

Russell 1000 Growth Index##	–38.44%	–3.42%	–2.72%∧

*	Inception date for Class A, Class B and Class C shares is 12/01/03.

#	The S&P 500 Index is generally considered representative of the U.S. stock market.

##	The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

~	Since inception date for Class A shares.

∧	Index data shown is from 11/30/03 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

20	CALAMOS FAMILY OF FUNDS

Calamos Blue Chip Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Management Fees	1.00%	1.00%		1.00%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(3)	0.21%	0.21%		0.21%

Total Annual Operating Expenses	1.46%	2.21%		2.21%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	617	915	1,235	2,139

Class B*	724	991	1,385	2,355

Class C**	324	691	1,185	2,545

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	617	915	1,235	2,139

Class B*	224	691	1,185	2,355

Class C	224	691	1,185	2,545

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5 and 10 years (0%).

PROSPECTUS	March 1, 2009	21

Calamos Multi-Fund Blend (CMQAX)

What are the investment objectives and principal strategies of the Fund?
Multi-Fund Blend’s primary objective is long-term capital growth. Its secondary investment objective is current income. The Fund seeks to achieve its investment objectives by investing primarily in Class I shares of a combination of Calamos Funds (the “underlying funds”) on a fixed percentage basis. This type of mutual fund is sometimes called a “fund of funds.” The Fund targets equal allocations of its assets among Calamos Growth Fund, Calamos Value Fund and Calamos Global Growth and Income Fund — generally, each underlying fund receives approximately one-third of the Fund’s assets.

The Fund does not actively manage its investments in the underlying funds, although the underlying funds’ portfolio investments are actively managed by the investment adviser of the Fund and the underlying funds. The Fund’s investment adviser monitors the Fund’s percentage allocation to the underlying funds on a daily basis to determine whether the Fund’s allocation remains close to its target, but it does not deviate from the Fund’s fixed allocation target. However, because the underlying funds’ investment results vary and may thereby cause the Fund’s actual allocations to stray from its target allocation percentage, the Fund’s investment adviser rebalances the Fund’s allocations to the underlying funds whenever the actual allocations deviate approximately plus or minus 5% from the Fund’s target allocation.

Although the Fund is not an asset allocation fund, its investment adviser may, as it deems appropriate based on economic, market and financial conditions, review the target allocation percentages among the underlying funds and may adjust the amount of its assets invested in each underlying fund as such economic, market and financial conditions warrant. Any changes in the Fund’s target allocation among the underlying funds are expected to be infrequent.

The Fund’s ability to achieve its investment objectives depends on the underlying funds’ ability to achieve their respective investment objectives. There can be no assurance that the underlying funds or the Fund will achieve their investment objectives.

The Fund, indirectly through its investment in the underlying funds, and the underlying funds directly, invest primarily in U.S. and foreign equity and convertible securities. The Fund also invests proceeds awaiting investment into the underlying funds and proceeds from the liquidation of holdings in the underlying funds to fulfill redemption requests in short-term securities. The Fund’s investment in short-term securities is not part of its principal investment strategy.

The investment objectives and principal strategies of Growth Fund are described on page 4, of Value Fund are described on page 14 and of Global Growth and Income Fund are described on page 32 of this prospectus.

What are the Fund’s and the underlying funds’ significant investments, investment-related activities and their risks?
Although the Fund typically intends to invest directly only in the underlying funds, the Fund indirectly is exposed to the underlying funds’ investments, investment-related activities and risks discussed below.

Equity Investments and Risks. The underlying funds may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Value Securities and Risks. Value stocks involve the risk that they may never reach what the underlying funds’ investment adviser believes is their full market value. A value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Mid-Sized and Small Company Investments and Risks. The underlying funds may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

22	CALAMOS FAMILY OF FUNDS

Calamos Multi-Fund Blend

Foreign Securities and Risks. The underlying funds may invest their net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The underlying funds also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the underlying funds to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the purchaser to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by an underlying fund is called for redemption, the underlying fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, an underlying fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

An underlying fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the underlying funds invest, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the underlying funds. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements.

PROSPECTUS	March 1, 2009	23

Calamos Multi-Fund Blend

Under the supervision of the board of trustees, the underlying funds’ investment adviser will determine whether Rule 144A Securities are illiquid. Typically, an underlying fund purchases Rule 144A Securities only if the underlying funds’ investment adviser has determined them to be liquid. If any Rule 144A Security held by an underlying fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The underlying funds may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the underlying funds’ investment adviser, to be of similar quality. The underlying funds may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the underlying fund’s investment in the security, the underlying fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Securities Lending and Risks. The underlying funds may lend their portfolio securities to broker-dealers and banks in order to generate additional income. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the underlying fund. In the event of bankruptcy or other default of a borrower of portfolio securities, an underlying fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the underlying funds’ securities lending agent monitors, and reports to the underlying funds’ investment adviser on, the creditworthiness of the firms to which the underlying funds lend securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the underlying funds may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

Fund of Funds Risk. The Fund’s investment adviser uses a fund of funds strategy to try to achieve the Fund’s investment objectives. There is a risk that the underlying funds in which the Fund invests will not produce the returns that the Fund’s investment adviser expects and that the underlying funds and the Fund will decrease in value. The Fund is not designed to provide comprehensive asset allocation.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

24	CALAMOS FAMILY OF FUNDS

Calamos Multi-Fund Blend

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS MULTI-FUND BLEND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 6.54% (the 2nd quarter of 2007), and the Fund’s lowest return for a calendar quarter was –22.13% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2008 and since the Fund’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	SINCE INCEPTION*
Class A

Return before taxes	–43.44%	–12.28%

Return after taxes on distributions	–43.44%	–12.35%

Return after taxes on distributions and sale of Fund shares	–28.24%	–10.24%

Class B

Return before taxes	–43.93%	–12.25%

Class C

Return before taxes	–41.65%	–11.24%

S&P 500 Index#	–37.00%	–10.19%∧

*	Inception date for Class A, Class B and Class C shares is 6/28/06

#	The S&P 500 Index is generally considered representative of the U.S. stock market.

∧	Since inception date for Class A shares.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on

PROSPECTUS	March 1, 2009	25

Calamos Multi-Fund Blend

distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

What are the fees and expenses of the Fund?
The following table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the assets in the Fund. You also bear a portion of the underlying funds’ expenses. There is no duplication of fees among the Fund and the underlying funds except possibly for a negligible overlap in expenses relating to audit and administrative services provided to both the Fund and underlying funds. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Direct Annual Fund Operating Expenses

Management Fees(3)	None	None		None

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses	0.51%	0.51%		0.51%

Total Direct Annual Operating Expenses	0.76%	1.51%		1.51%

Reimbursement of Direct Other Expenses(4)	(0.26%)	(0.26%)		(0.26%)

Total Direct Annual Operating Expenses Net of Reimbursement	0.50%	1.25%		1.25%

Direct and Indirect Annual Fund Operating Expenses

Total Direct Annual Operating Expenses	0.76%	1.51%		1.51%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(5)	1.10%	1.10%		1.10%

Total Annual Operating Expenses	1.86%	2.61%		2.61%

Total Annual Operating Expenses Net of Reimbursement	1.60%	2.35%		2.35%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	The Fund does not directly bear a management fee, but the Fund indirectly bears the management fee (and other expenses) of the underlying funds.

(4)	Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that the Fund’s direct Other Expenses (before distribution and/or service fees and indirect expenses of acquired funds) after any such reimbursement do not exceed 0.25% for Class A shares, Class B shares or Class C shares. After such date, the expense limitation may be terminated or revised.

(5)	All classes of shares of the Fund indirectly bear the Class I shares expenses of the underlying funds. Because the amount of the Fund’s assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

26	CALAMOS FAMILY OF FUNDS

Calamos Multi-Fund Blend

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for the reimbursement of other expenses over 0.25% in the first year, if applicable. The reimbursement of expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	630	1,000	1,402	2,524

Class B*	738	1,078	1,554	2,736

Class C**	338	778	1,354	2,919

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	630	1,000	1,402	2,524

Class B*	238	778	1,354	2,736

Class C	238	778	1,354	2,919

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5 and 10 years (0%).

PROSPECTUS	March 1, 2009	27

Calamos 130/30 Equity Fund (CELSX)

What are the investment objective and principal strategies of the Fund?
Calamos 130/30 Equity Fund’s investment objective is long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its managed assets (net assets plus any borrowings for investment purposes) in equity securities, including securities convertible into equity securities. The Fund invests primarily in equity securities issued by U.S. companies.

The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities without regard to market capitalization. The Fund will hold long (purchase) securities that the Fund’s investment adviser believes will outperform the market, and will sell short securities expected to underperform the market. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%. Under normal market conditions, the Fund will seek to invest 130% of its managed assets in equity securities (including securities convertible into equity securities) and sell short equity securities amounting to approximately 30% of its managed assets, but may vary from those targets.

The Fund’s investment adviser employs solely a quantitative-based analysis, based on proprietary quantitative models and using criteria selected and monitored by the investment team.

What are the Fund’s significant investments, investment-related activities and their related risks?
Short Sales and Risks. A short sale is the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. To close out a short sale transaction, the Fund buys the same security at a later date and returns it to the lender of the security. The Fund will profit on the short sale if the Fund buys the replacement security for less than the short sale price, and will lose money if the replacement security costs more than the short sale price. The overall benefit to the Fund will depend on how the short sale performs relative to the market price of securities that the Fund purchased with the sale proceeds. For example, if the market price of the securities that the Fund purchased goes up more than the market price of the security sold short, the Fund will benefit. Conversely, the Fund will not benefit if the market price of the securities purchased goes down more than the market price of securities sold short, even if the short sale itself was closed out at a profit.

Short sales involve the risk that the Fund may incur a loss if the market value of a borrowed security increases between the date of the short sale and the date the Fund replaces the security. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security, together with any transaction costs. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. In addition, the Fund may be unable to implement its investment strategies because of the lack of attractive short sale opportunities. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund. Assets segregated to cover those transactions may decline in value and are not available to meet redemptions.

Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Quantitative Investing Risk. The factors used in quantitative-based analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on

28	CALAMOS FAMILY OF FUNDS

Calamos 130/30 Equity Fund

a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Portfolio Turnover Risk. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
Performance information has not been presented for the Fund because the Fund has not been operational for at least one full calendar year.

PROSPECTUS	March 1, 2009	29

Calamos 130/30 Equity Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — what classes of shares does the Fund offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Management Fees	1.20%	1.20%		1.20%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses

Dividend and Interest Expense on Securities Sold Short(3)	0.27%	0.27%		0.27%

Remainder of Other Expenses	1.20%	1.20%		1.20%

Total Other Expenses(4)	1.47%	1.47%		1.47%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(5)	0.09%	0.09%		0.09%

Total Annual Operating Expenses	3.01%	3.76%		3.76%

Expense Reimbursement(6)	(0.90)%	(0.90)%		(0.90)%

Total Annual Operating Expenses Net of Reimbursement	2.11%	2.86%		2.86%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Dividend and Interest Expense on Securities Sold Short” refers to the value of short dividends paid to securities’ lenders and the financing costs of additional long purchases.

(4)	“Other Expenses,” including dividend and interest expense on securities sold short, are based on estimated amounts for the current fiscal year.

(5)	“Acquired Fund Operating Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund and in certain exchange-traded funds.

(6)	Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that Total Annual Operating Expenses (excluding dividend and interest expense on securities sold short and indirect expenses of acquired funds) after any such reimbursement do not exceed 1.75% for Class A shares and 2.50% for Class B shares or Class C shares. After that date, the expense limitation may be terminated or revised.

30	CALAMOS FAMILY OF FUNDS

Calamos 130/30 Equity Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year and three years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be greater or less than those shown below.

 EXAMPLE OF FUND EXPENSES

	ONE YEAR	THREE YEARS
You would pay the following expenses if you redeemed your shares at the end of the period:
Class A	679	1,253

Class B*	789	1,338

Class C**	389	1,038

	ONE YEAR	THREE YEARS
You would pay the following expenses if you did not redeem your shares:
Class A	679	1,253

Class B*	289	1,038

Class C	289	1,038

*	The contingent deferred sales charge was applied as follows: 1 year (5.00%) and 3 years (3.00%).

**	The contingent deferred sales charge was applied as follows: 1 year (1.00%) and 3 years (0.00%).

PROSPECTUS	March 1, 2009	31

Calamos Global Growth and Income Fund (CVLOX)

What are the investment objective and principal strategies of the Fund?
Global Growth and Income Fund’s investment objective is high long-term total return through capital appreciation and current income. The Fund invests primarily in a globally-diversified portfolio of convertible, equity and fixed-income securities without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the Fund’s investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

The Fund anticipates that under normal circumstances its investment adviser’s investment process will result in the Fund investing in an internationally-diversified manner, with at least 40% of its assets in securities of foreign issuers. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

What are the Fund’s significant investments, investment-related activities and their related risks?
Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

32	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities generally must be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements.

Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Foreign Securities and Risks. The Fund may invest up to 100% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to

PROSPECTUS	March 1, 2009	33

Calamos Global Growth and Income Fund

be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS GLOBAL GROWTH AND INCOME FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 32.29% (the 4th quarter of 1999), and the Fund’s lowest return for a calendar quarter was –14.44% (the 4th quarter of 2008).

34	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2008 and since the Fund’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION*
Class A

Return before taxes	–37.61%	1.30%	4.78%	6.89%

Return after taxes on distributions	–38.28%	0.53%	3.72%	5.67%

Return after taxes on distributions and sale of Fund shares	–24.45%	0.99%	3.72%	5.48%

Class B

Return before taxes**	–38.16%	1.16%	—	1.66%

Class C

Return before taxes	–35.64%	1.50%	4.69%	6.75%

MSCI World Index#	–40.33%	0.00%	–0.19%	3.61%∧

*	Inception date for Class A shares is 9/9/96, Inception date for Class B shares is 9/11/00, Inception date for Class C shares in 09/24/96.

**	The average annual total return since inception for Class B shares reflects conversion to Class A shares after eight years.

#	The MSCI World Index (US Dollar) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and its Asia/Pacific region.

∧	Index data shown is from 8/31/96 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

PROSPECTUS	March 1, 2009	35

Calamos Global Growth and Income Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the assets in the Fund. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load)(as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Management Fees	0.96%	0.96%		0.96%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(3)	0.15%	0.15%		0.15%

Total Annual Operating Expenses	1.36%	2.11%		2.11%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

Examples:
The two following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	607	885	1,184	2,033

Class B*	714	961	1,334	2,251

Class C**	314	661	1,134	2,442

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	607	885	1,184	2,033

Class B*	214	661	1,134	2,251

Class C	214	661	1,134	2,442

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5, and 10 years (0%).

36	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund (CIGRX)

What are the investment objective and principal strategies of the Fund?
International Growth Fund’s investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser’s opinion, offer some of the best opportunities for growth, both within and outside the U. S., provided such securities satisfy certain criteria. First, the Fund’s investment adviser uses quantitative screens to identify companies with high growth rates relative to their industry. Next, it screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The Fund’s investment adviser then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction, including diversification and how individual securities may fit in the overall portfolio.

The Fund anticipates that under normal circumstances its investment adviser’s investment process will result in the Fund investing in an internationally-diversified manner, with at least 40% of its assets in securities of foreign issuers. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.

When buying and selling the types of securities referenced above, the Fund’s investment adviser focuses on the issuer’s potential for revenue and earnings growth and return on capital as well as the sustainability of these factors. It also typically considers the issuer’s earnings and cashflow forecast and quality of management. The Fund’s investment adviser performs its own fundamental analysis, in addition to relying upon outside sources.

In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Foreign Securities and Risks. The Fund may invest up to 100% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

PROSPECTUS	March 1, 2009	37

Calamos International Growth Fund

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS INTERNATIONAL GROWTH FUND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 13.25% (the 4th quarter of 2006), and the Fund’s lowest return for a calendar quarter was –26.31% (the 4th quarter of 2008).

38	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2008 and since the Fund’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	SINCE INCEPTION*
Class A

Return before taxes	–50.68%	–3.51%

Return after taxes on distributions	–50.68%	–3.67%

Return after taxes on distributions and sale of Fund shares	–32.94%	–2.79%

Class B

Return before taxes	–51.19%	–3.75%

Class C

Return before taxes	–49.10%	–3.01%

MSCI EAFE Growth Index#	–42.46%	–2.27%∧

*	Inception date for Class A, Class B and Class C shares is 3/16/05.

#	The MCSI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada).

∧	Since inception date for Class A shares.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

PROSPECTUS	March 1, 2009	39

Calamos International Growth Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fees(3)	1.05%	1.05%		1.05%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%		1.00%

Other Expenses(4)	0.18%	0.18%		0.18%

Total Annual Operating Expenses	1.48%	2.23%		2.23%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	The management fee is subject to a performance adjustment that may increase or decrease the management fee depending on whether the Fund outperforms or underperforms its benchmark, the MSCI EAFE Growth Index, over the applicable measurement period. Because the performance adjustment is tied to the Fund’s performance relative to that of a benchmark (and not to its absolute performance), the fee payable to the Fund’s investment adviser could increase even if the Fund’s shares lose value and could decrease even if the Fund’s shares increase in value. See “Fund Facts — Who Manages the Funds?” for information regarding the calculation of the performance adjustment.

(4)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

40	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	618	921	1,245	2,160

Class B*	726	997	1,395	2,376

Class C**	326	697	1,195	2,565

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	618	921	1,245	2,160

Class B*	226	697	1,195	2,376

Class C	226	697	1,195	2,565

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%), 3, 5 and 10 years (0%).

PROSPECTUS	March 1, 2009	41

Calamos Global Equity Fund (CAGEX)

What are the investment objective and principal strategies of the Fund?
Global Equity Fund’s investment objective is long-term capital growth. The Fund invests primarily in a globally-diversified portfolio of equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in equity securities, including convertible securities convertible into equity securities.

The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.

The Fund anticipates that, under normal circumstances, the investment adviser’s process will result in the Fund investing in a globally diversified manner, with at least 40% of its assets in securities of foreign issuers. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

When buying and selling growth-oriented securities, the Fund focuses on the company’s earnings growth potential coupled with financial strength and stability. When buying and selling value-oriented securities, the Fund focuses on how a company’s stock is valued relative to what the Fund’s investment adviser considers to be the company’s worth, the financial strength of the issuer and whether there is a near-term catalyst that could trigger an increase in the stock’s price. Whether examining growth-oriented or value-oriented securities for selection, the Fund focuses on individual stock selection (referred to as a “bottom-up approach”) and quantitative research.

In its fundamental analysis, the investment adviser typically considers the company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing the Fund’s portfolio, the investment adviser tries to lower the risks of investing in stocks by also using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Value Securities and Risks. Value stocks involve the risk that they may never reach what the Fund’s investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Foreign Securities and Risks. The Fund may invest up to 100% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

42	CALAMOS FAMILY OF FUNDS

Calamos Global Equity Fund

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS GLOBAL EQUITY FUND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 1.08% (the 2nd quarter of 2008), and the Fund’s lowest return for a calendar quarter was –23.50% (the 4th quarter of 2008).

PROSPECTUS	March 1, 2009	43

Calamos Global Equity Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2008 and since the Fund’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	SINCE INCEPTION*
Class A

Return before taxes	–47.91%	–20.99%

Return after taxes on distributions	–48.84%	–21.76%

Return after taxes on distributions and sale of Fund shares	–31.15%	–17.99%

Class B

Return before taxes	–48.33%	–21.21%

Class C

Return before taxes	–46.26%	–19.50%

MSCI World Index#	–40.33%	–20.77%~

*	Inception date for Class A, Class B and Class C shares is 3/1/07.

#	The MSCI World Index (US Dollar) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and its Asia/Pacific region.

~	Since inception date for Class A shares.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

44	CALAMOS FAMILY OF FUNDS

Calamos Global Equity Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None(1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees(3)	1.15%	1.15%		1.15%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(4)	0.42%	0.42%		0.42%

Total Annual Operating Expenses	1.82%	2.57%		2.57%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	The management fee is subject to a performance adjustment that may increase or decrease the management fee depending on whether the Fund outperforms or underperforms its benchmark, the MSCI World Index, over the applicable measurement period. Because the performance adjustment is tied to the Fund’s performance relative to that of a benchmark (and not to its absolute performance), the fee payable to the Fund’s investment adviser could increase even if the Fund’s shares lose value and could decrease even if the Fund’s shares increase in value. See “Fund Facts — Who manages the Funds?” for information regarding the calculation of the performance adjustment.

(4)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

PROSPECTUS	March 1, 2009	45

Calamos Global Equity Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	651	1,020	1,414	2,511

Class B*	760	1,100	1,565	2,722

Class C**	360	800	1,365	2,905

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	651	1,020	1,414	2,511

Class B*	260	800	1,365	2,722

Class C	260	800	1,365	2,905

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%), 3, 5 and 10 years (0%).

46	CALAMOS FAMILY OF FUNDS

Calamos Evolving World Growth Fund (CNWGX)

What are the investment objective and principal strategies of the Fund?
Evolving World Growth Fund’s investment objective is long-term capital growth. In pursuing the Fund’s investment objective, the Fund’s investment adviser seeks out securities that, in its opinion, offer the best opportunities for growth, provided such securities satisfy certain criteria. First, the Fund’s investment adviser uses quantitative screens to identify companies with high growth rates relative to their industry. Next, it screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The investment adviser then conducts a valuation analysis, using proprietary cashflow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction, including diversification and how individual securities may fit in the overall portfolio.

The Fund anticipates that, under normal circumstances, the investment adviser’s process will result in the Fund investing in a globally diversified manner, with at least 40% of its assets in securities of foreign issuers. The Fund intends to invest at least 35% of its assets in equity, convertible or debt securities of issuers that are organized in emerging market countries. Under normal circumstances, the remaining assets will be invested primarily in (1) equity, convertible or debt securities of companies, regardless of where they are organized, if the Fund’s investment adviser determines that a significant portion (generally, 20% or more) of the assets or revenues of each such company is attributable to emerging market countries and (2) sovereign and agency debt of non-emerging market countries.

When buying and selling securities, the Fund focuses on a company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes. The Fund’s investment adviser performs its own fundamental analysis, in addition to relying upon outside sources.

What are the Fund’s significant investments, investment-related activities and their related risks?
Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Foreign Securities and Risks. The Fund may invest up to 100% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser

PROSPECTUS	March 1, 2009	47

Calamos Evolving World Growth Fund

would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Obligations of Non-U.S. Governments and International Agencies and Risks. The Fund may invest in sovereign debt issued by non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises and in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The Fund may also purchase obligations of the International Bank for Reconstruction and Development, which, although technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.

An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain

48	CALAMOS FAMILY OF FUNDS

Calamos Evolving World Growth Fund

exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
Performance information has not been presented for the Fund because the Fund has not been operational for at least one full calendar year.

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Calamos Evolving World Growth Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — what classes of shares does the Fund offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Management Fees	1.10%	1.10%		1.10%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(3)	1.66%	1.66%		1.66%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(4)	0.09%	0.09%		0.09%

Total Annual Operating Expenses	3.10%	3.85%		3.85%

Expense Reimbursement(5)	(1.26)%	(1.26)%		(1.26)%

Total Annual Operating Expenses Net of Reimbursement	1.84%	2.59%		2.59%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(4)	“Acquired Fund Operating Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund.

(5)	Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that Total Annual Operating Expenses (excluding indirect expenses of acquired funds) after any such reimbursement do not exceed 1.75% for Class A shares and 2.50% for Class B shares or Class C shares. After that date, the expense limitation may be terminated or revised.

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Calamos Evolving World Growth Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year and three years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be greater or less than those shown below.

 EXAMPLE OF FUND EXPENSES

	ONE YEAR	THREE YEARS
You would pay the following expenses if you redeemed your shares at the end of the period:
Class A	653	1,235

Class B*	762	1,320

Class C**	362	1,020

	ONE YEAR	THREE YEARS
You would pay the following expenses if you did not redeem your shares:
Class A	653	1,235

Class B*	262	1,020

Class C	262	1,020

*	The contingent deferred sales charge was applied as follows: 1 year (5.00%) and 3 years (3.00%).

**	The contingent deferred sales charge was applied as follows: 1 year (1.00%) and 3 years (0.00%).

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Calamos Convertible Fund (CCVIX)

What are the investment objectives and principal strategies of the Fund?
Convertible Fund’s primary objective is current income, with growth as its secondary objective. The Fund invests mainly in a diversified portfolio of convertible securities issued by both U.S. and foreign companies without regard to market capitalization. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in convertible securities. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.

The Fund believes there are various advantages to buying convertible securities, including:

•	the potential for capital appreciation if the value of the underlying common stock increases;

•	the relatively high yield received from dividend or interest payments as compared to common stock dividends; and

•	the relatively lower price volatility as compared to common stock.

The Fund seeks to profit from this strategy by receiving interest on the convertible security and through an increase in the convertible security’s value. The convertible security’s value tends to increase when the market value of the underlying common stock increases.

The Fund typically applies a four-step approach when buying and selling convertible securities:

1.	Evaluating the default risk of the convertible security using traditional credit analysis;

2.	Analyzing the convertible security’s underlying common stock to determine its capital appreciation potential;

3.	Assessing the convertible security’s risk/return potential; and

4.	Evaluating the convertible security’s impact on the Fund’s overall composition and diversification strategy.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer’s financial soundness, ability to make interest and dividend payments, earnings and cashflow forecast and quality of management.

What are the Fund’s significant investments, investment-related activities and their related risks?
Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

52	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible instruments are considered convertible securities for purposes of the Fund’s policy of investing at least 80% of its net assets (plus any borrowings) in convertible securities.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including without limit in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Equity Investments and Risks. The Fund typically will invest approximately 5% to 20% of its net assets equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Foreign Securities and Risks. The Fund may invest up to 25% of its net assets in foreign securities, but generally will invest approximately 5% to 15% of net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund may also invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. Investments in foreign securities represented by American Depositary Receipts or guaranteed by a U.S. person are not counted toward the Fund’s 25% limitation on investments in foreign securities. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability

PROSPECTUS	March 1, 2009	53

Calamos Convertible Fund

in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objectives is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

54	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS CONVERTIBLE FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 25.59% (the 4th quarter of 1999), and the Fund’s lowest return for a calendar quarter was –12.20% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five-, and ten-year periods ended December 31, 2008 and since the Fund’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION*
Class A

Return before taxes	–29.41%	–1.32%	4.47%	8.71%

Return after taxes on distributions	–29.62%	–3.05%	2.66%	6.48%

Return after taxes on distributions and sale of Fund shares	–19.09%	–1.66%	3.07%	6.48%

Class B

Return before taxes**	–30.08%	–1.40%	—	2.02%

Class C

Return before taxes	–27.14%	–1.10%	4.31%	6.61%

Value Line Convertible Index#	–29.31%	–1.05%	2.10%	6.67%∧

*	Inception date for Class A shares is 6/21/85, inception date for Class B shares is 9/11/00 and inception date for Class C shares is 7/5/96.

**	The average annual total return since inception for Class B shares reflects conversion to Class A shares after eight years.

#	The Value Line Convertible Index is an equally weighted index of the largest convertibles, representing 90% of the market.

∧	Index data shown is from 6/30/85 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on

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Calamos Convertible Fund

distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.74%	0.74%		0.74%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(3)	0.16%	0.16%		0.16%

Total Annual Operating Expenses	1.15%	1.90%		1.90%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

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Calamos Convertible Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	587	823	1,078	1,807

Class B*	693	897	1,227	2,027

Class C**	293	597	1,027	2,223

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:

Class A	587	823	1,078	1,807

Class B*	193	597	1,027	2,027

Class C	193	597	1,027	2,223

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5 and 10 years (0%).

PROSPECTUS	March 1, 2009	57

Calamos Market Neutral Income Fund (CVSIX)

What are the investment objective and principal strategies of the Fund?
Market Neutral Income Fund’s investment objective is high current income consistent with stability of principal. The Fund’s investment strategy can be characterized as “market neutral” because it seeks to achieve maximum current income while maintaining a low correlation to the fluctuations of the U.S. equity market as a whole. The Fund invests mainly in convertible securities of U.S. companies without regard to market capitalization and employs short selling to enhance income and hedge against market risk. The convertible securities in which the Fund invests may be either debt securities or preferred stocks that can be exchanged for common stock. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.

The Fund believes there are various advantages to buying convertible securities, including:

•	the potential for capital appreciation if the value of the underlying common stock increases;

•	the relatively high yield received from dividend or interest payments as compared to common stock dividends; and

•	the relatively lower price volatility as compared to common stock.

The Fund typically applies a four-step approach when buying and selling convertible securities:

1.	Evaluating the default risk of the convertible security using traditional credit analysis;

2.	Analyzing the convertible security’s underlying common stock to determine its capital appreciation potential;

3.	Assessing the convertible security’s risk/return potential; and

4.	Evaluating the convertible security’s impact on the Fund’s overall composition and diversification strategy.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer’s financial soundness, ability to make interest and dividend payments, earnings cashflow forecast and quality of management.

The Fund may invest without limit in high yield fixed-income securities (often referred to as “junk bonds”). In addition, the Fund may engage in active and frequent trading of portfolio securities.

What are the Fund’s significant investments, investment-related activities and their related risks?
Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Convertible Hedging and Risks. The Fund seeks to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the convertible securities purchased for the Fund. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. In a short sale, the Fund borrows securities from a broker and sells the borrowed securities. The proceeds of the sale are generally used to secure the Fund’s obligation to the lending broker and are invested in liquid securities. The Fund anticipates that, from time to time, approximately 30% to 70% of its net assets will be employed for short sales.

If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund’s increased liability on the short position would, in whole or in part, reduce this gain.

58	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund’s gain on the short position. The Fund profits from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales.

In determining the appropriate portion of the Fund’s equity exposure to hedge, it may consider the general outlook for interest rates and equity markets, the availability of stock to sell short and expected returns and volatility.

Covered Call Writing and Risks. The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or certain ETFs that trade like common stocks but seek to replicate such market indexes.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including without limit in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser

PROSPECTUS	March 1, 2009	59

Calamos Market Neutral Income Fund

would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Options and Risks. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation, which guarantees the performance of the obligations of the parties to such options. In addition, the Fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options. The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund’s investment adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the over-the-counter option will be satisfied.

Short Sales and Risks. A short sale may be effected when the Fund’s investment adviser believes that the price of a security will decline, and involves the sale of securities that the Fund does not own, in the hope of purchasing the same securities at a later date at a lower price. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

Portfolio Turnover Risk. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

60	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS MARKET NEUTRAL INCOME FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 6.94% (the 4th quarter of 1999), and the Fund’s lowest return for a calendar quarter was –6.67% (the 4th quarter of 2008).

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Calamos Market Neutral Income Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2008 and since the Fund’s inception compared with broad measures of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION*
Class A

Return before taxes	–17.41%	–0.51%	4.46%	6.70%

Return after taxes on distributions	–19.29%	–2.62%	2.34%	4.39%

Return after taxes on distributions and sale of Fund shares	–10.85%	–1.51%	2.64%	4.47%

Class B

Return before taxes**	–17.98%	–0.60%	—	2.77%

Class C

Return before taxes	–14.81%	–0.29%	—	3.13%

Barclays Capital U.S. Government/Credit Bond Index#	5.70%	4.64%	5.64%	7.27%∧

Citigroup 30-Day Treasury Bill Index##	1.35%	2.95%	3.11%	3.71%∧

*	Inception date for Class A shares is 9/4/90, Inception date for Class B shares is 9/11/00, Inception date for Class C shares is 2/16/00.

**	The average annual total return since inception for Class B shares reflects conversion to Class A shares after eight years.

#	The Barclays Capital U.S. Government/Credit Bond Index comprises long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market.

##	The Citigroup 30 Day T-Bill Index is generally considered representative of the performance of short-term money market investments.

∧	Index data shown is from 8/31/90 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

62	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.70%	0.70%		0.70%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(3)	0.18%	0.18%		0.18%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(4)	0.01%	0.01%		0.01%

Total Annual Operating Expenses	1.14%	1.89%		1.89%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	Includes 0.04% related to dividend expense on short positions.

(4)	“Acquired Fund Operating Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund.

PROSPECTUS	March 1, 2009	63

Calamos Market Neutral Income Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	586	820	1,073	1,796

Class B*	692	894	1,221	2,016

Class C**	292	594	1,021	2,212

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	586	820	1,073	1,796

Class B*	192	594	1,021	2,016

Class C	192	594	1,021	2,212

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5 and 10 years (0%).

64	CALAMOS FAMILY OF FUNDS

Calamos High Yield Fund (CHYDX)

What are the investment objectives and principal strategies of the Fund?
High Yield Fund’s primary objective is the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain, where consistent with the Fund’s primary objective.

The Fund invests primarily in a diversified portfolio of high yield fixed-income securities (often referred to as “junk bonds”) issued by both U.S. and foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in high yield fixed-income securities.

The high yield fixed-income securities in which the Fund intends to invest have lower credit ratings than investment grade securities (those rated BBB or higher by S&P, or Baa or higher by Moody’s). However, junk bonds typically offer a significantly higher yield, as well as greater risks, than investment grade securities. S&P’s and Moody’s ratings are used only as preliminary indicators of investment quality. The Fund also uses its own credit research and analysis.

The Fund may invest in both convertible and non-convertible high yield bonds and each shall be considered high yield fixed-income securities for purposes of the Fund’s policy of investing at least 80% of its net assets (plus any borrowings) in junk bonds. Convertible debt securities are exchangeable for equity securities of the issuer at a predetermined price, and typically offer greater appreciation potential than non-convertible debt securities.

Achievement of the Fund’s investment objectives will be more dependent on its investment adviser’s credit analysis than would be the case if the Fund were investing in higher-quality debt securities. The investment adviser’s analyses may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology and foreign business exposure.

What are the Fund’s significant investments, investment-related activities and their related risks?
High Yield Fixed-Income Securities (Junk Bonds) and Risks. The Fund may invest without limit in junk bonds, as discussed above. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in junk bonds involves greater investment risk, including the possibility of issuer default or bankruptcy, than that of higher-quality instruments. An economic downturn could severely disrupt the market for junk bonds and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible

PROSPECTUS	March 1, 2009	65

Calamos High Yield Fund

security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objectives is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

66	CALAMOS FAMILY OF FUNDS

Calamos High Yield Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS HIGH YIELD FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 9.53% (the 2nd quarter of 2003), and the Fund’s lowest return for a calendar quarter was –17.47% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-and five-year periods ended December 31, 2008 and since the Fund’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class A

Return before taxes	–30.90%	–2.10%	2.42%

Return after taxes on distributions	–32.27%	–4.42%	0.07%

Return after taxes on distributions and sale of Fund shares	–19.80%	–2.74%	0.85%

Class B

Return before taxes**	–31.45%	–2.16%	2.98%

Class C

Return before taxes	–28.67%	–1.88%	2.98%

Credit Suisse High Yield Index#	–26.17%	–0.58%	2.74%∧

*	Inception date for Class A shares is 8/2/99 and inception date for Class B and Class C shares is 12/21/00.

**	The average annual total return since inception for Class B shares reflects conversion to Class A shares after eight years.

#	The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities.

∧	Index data shown is from 7/31/99 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on

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Calamos High Yield Fund

distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	5.00	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.75%	0.75%		0.75%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses(3)	0.21%	0.21%		0.21%

Total Annual Operating Expenses	1.21%	1.96%		1.96%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

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Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	592	841	1,109	1,872

Class B*	699	915	1,257	2,092

Class C**	299	615	1,057	2,286

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	592	841	1,109	1,872

Class B*	199	615	1,057	2,092

Class C	199	615	1,057	2,286

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5 and 10 years (0%).

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Calamos Total Return Bond Fund (CTRAX)

What are the investment objective and principal strategies of the Fund?
Calamos Total Return Bond Fund’s investment objective is to seek total return, consistent with preservation of capital and prudent investment management. The total return the Fund seeks consists of income earned on the Fund’s investments, plus capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in a diversified portfolio of fixed-income instruments of varying maturities, including derivative instruments with economic characteristics similar to fixed-income instruments. The Fund may invest all of its assets in derivative instruments to gain or reduce exposure to particular securities or segments of the fixed-income markets. The Fund’s dollar-weighted average portfolio duration (a measure of the approximate sensitivity of a fixed-income instrument’s value to changes in interest rate) normally varies within a range of three to six years based on the interest rate forecast of the Fund’s investment adviser. The Fund may invest in instruments issued by both domestic and foreign issuers.

In selecting securities for the Fund, the Fund’s investment adviser develops an outlook for key global interest rates, key central bank interest rates, currency exchange rates and key credit market spread levels. The Fund’s investment adviser also analyzes specific credit and call risks embedded in individual securities and applies other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate, currency or maturity) varies based on the outlook of the Fund’s investment adviser for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

The Fund’s investment adviser attempts to identify areas of the fixed-income market that are undervalued relative to the rest of the market. Also, the Fund’s investment adviser analyzes the historical and anticipated future correlations between fixed-income and related securities in an effort to identify the optimal combination. Once investment opportunities are identified, the Fund’s investment adviser shifts assets among sectors and securities depending upon changes in both the investment outlook and the relative valuation of sectors and securities.

What are the Fund’s significant investments, investment-related activities and their related risks?
Fixed-income Instruments and Risks. The Fund’s investment adviser groups fixed-income instruments into the following sectors: money market instruments; government, corporate and high yield debt securities; mortgage-related and asset-backed securities; and international fixed-income instruments.

All fixed-income instruments generally are subject to the following risks:

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk. Credit risk is the risk that the value of a security is likely to decline if the security declines in credit quality or the issuer defaults on its payment of principal or interest.

Issuer Risk. Issuer risk is the risk that the value of a security will decline for a reason that directly relates to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Call Risk. Call risk is the chance that during periods of falling interest rates, an issuer will “call” or repay its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Reinvestment Risk. Reinvestment risk is the risk that the proceeds from matured, traded or called securities will be invested at market interest rates that are below the current earnings rate of those securities.

Inflation Risk. Inflation risk is the risk that the returns on a fixed-income instrument will not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

Certain fixed-income instruments also are subject to additional risks that are particular to those instruments. Those instruments and risks are discussed below.

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U.S. Government Obligations. U.S. Government obligations include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Export-Import Bank of the U.S.), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation). There is no guarantee that the U.S. Government will provide support to securities that are not supported by the full faith and credit of the U.S.

Corporate Debt Securities. The Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may have the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

High Yield Debt Securities. The Fund may invest up to 25% of its net assets in high yield debt securities, often referred to as “junk bonds.” Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

High yield debt securities, or junk bonds, are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in high yield debt securities involves greater investment risk than investment in higher-quality instruments, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Floating Rate Securities. Floating rate securities provide for a periodic adjustment in the interest rate paid on the securities. The Fund may invest in floating rate securities and engage in credit spread trades. The interest rate on a floating rate security is expected to differ depending on the issuer and the market for the issuer’s floating rate securities at the time of their issuance. Although those securities provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. In the case of municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.

If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on those securities (calculated with respect to a smaller principal amount) will be reduced. For inflation-indexed bonds that do not provide a guarantee on the repayment of the original bond principal upon maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Inflation-indexed bonds decline in value when real interest rates rise. When real interest rates increase faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed-income securities with similar durations.

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Mortgage-related and Other Asset-Backed Securities. The Fund may invest any portion of its assets in mortgage-related and other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in asset-backed securities, which represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, or other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). The Fund also may invest in collateralized debt obligations, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities, which are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

In addition to general fixed-income instrument risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

Extension Risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk. When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Loan Participations and Assignments. The Fund may invest in fixed- and floating-rate loans that generally will be in the form of loan participations and assignments of portions of such loans. Loan participations and assignments typically are participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers or governmental borrowers, especially governments of developing countries. The loans underlying such participations and assignments may be secured or unsecured. The participations and assignments may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating-rate interest period on the underlying loan.

In addition to general fixed-income instrument risks, loan participations and assignments also involve liquidity risk (described below). If the Fund purchases a participation interest, it may only be able to enforce its rights through the seller of the interest, and may assume the credit risk of that seller as well as of the borrower.

Bank CDs, Fixed Time Deposits and Bankers’ Acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. CDs, fixed time deposits and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions, each of which at the time of purchase has capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

Stripped Securities. Stripped securities are the separate income or principal components of a debt security. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for

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safekeeping, and the custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Stripped securities are subject to general fixed-income instrument risks, although stripped securities may be more volatile. Those securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings. In addition, the value of certain types of stripped securities may move in the same direction as interest rates.

Obligations of Non-U.S. Governments and International Agencies. The Fund may invest in sovereign debt issued by non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises and in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The Fund may also purchase obligations of the International Bank for Reconstruction and Development, which, although technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.

An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Derivative Instruments and Risks. The Fund may invest in derivative instruments with economic characteristics similar to fixed-income instruments. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities or related indexes. The derivatives in which the Fund invests may be utilized to gain or reduce exposure to particular fixed-income instruments or segments of the fixed-income markets, to reduce risk exposure and for leverage. When the Fund uses certain derivative instruments, it segregates on its books assets determined to be liquid by the Fund’s investment adviser or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

The Fund may invest in derivative instruments that include interest rate futures, interest rate swaps, forward foreign currency exchange contracts, foreign currency futures contracts, credit default swaps and credit default swap index securities, and options on those instruments. For a more detailed description of the derivative instruments in which the Fund may invest, please see the Statement of Additional Information under “Investment Practices.”

Swap Agreements. In a swap, the Fund and another party exchange their respective commitments to pay each other floating or fixed rates of interest, in the case of an interest rate swap, or credit exposure of fixed-income instruments in the case of a credit default swap. The Fund will invest in swaps, such as:

Interest Rate Swaps. An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same

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Calamos Total Return Bond Fund

currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit Default Swaps. In the case of a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (including default or restructuring) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security) or by cash settlement of the transaction. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Credit Default Swap Index Securities. A credit default swap index security is a swap contract based on baskets or indices of securities. This family of indices is comprised of baskets of credit derivatives that are representative of certain market segments such as North American investment grade, high volatility investment grade, non-investment grade or emerging markets. Credit default swaps of individual reference entities are selected for inclusion in the indices based on rating and liquidity requirements. A credit default swap index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche,” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value.

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Forward Contracts. A forward contract is an agreement to purchase or sell a specified security at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are generally purchased or sold in over-the-counter transactions. The Fund may invest in forward contracts, such as:

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily. A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the Fund’s value is similar to selling securities denominated in one currency and purchasing securities denominated in another currency.

Futures Contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon an index, the price is typically set through a futures exchange and no physical delivery of securities is made. A clearing corporation or exchange is the counterparty and the Fund makes or receives daily margin payments based on price movements in the index. The Fund may invest in futures contracts, such as:

Interest Rate Futures Contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Either party could also enter into an offsetting contract to close out the position. The value of interest rate futures rises and falls inversely with changes in interest rates.

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Foreign Currency Futures Contracts. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to limitations imposed by the Commodity Futures Trading Commission.

Option Contracts. An option is the right to buy or sell a security, instrument or index based on an agreed upon price at a specified time. The Fund may purchase and sell put and call options on securities, instruments (such as the derivative instruments discussed above) or indices traded on U.S. or foreign exchanges or in the over-the-counter market.

The principal risks to which derivatives are subject include market risk, credit risk, investment management risk, liquidity risk and leverage risk. In addition, the use of derivatives also presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The following discussion indicates how these risks apply specifically to derivative instruments:

Market Risk. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified.

Investment Management Risk. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Fund’s investment adviser to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the judgment of the Fund’s investment adviser that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the Fund’s investment adviser will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Fund’s investment adviser reasonably believes are capable of performing under the contract.

Correlation Risk. Correlation risk is the risk that there may be imperfect or even no correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset. With respect to derivatives being used for hedging purposes, correlation risk refers to the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of

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the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate on its books certain assets as discussed below.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund’s investment adviser may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for over-the-counter derivative instruments.

Risk of Mispricing or Improper Valuation. Many derivatives (in particular privately negotiated derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Use of Segregated and Other Special Accounts. The use of segregated and other special accounts by the Fund will require, among other things, that the Fund segregate on its books liquid assets to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated in accordance with procedures established by the board of trustees. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, the Fund may be forced to buy or sell a security at a disadvantageous time or price.

Preferred Securities and Risks. Preferred securities represent an equity ownership in an issuer; however, they have characteristics of both fixed-income securities and common stock. They are like fixed-income instruments in that their promised income is contractually fixed, they have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer, and holders of preferred securities usually do not have voting rights. They are like common stock in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. They also have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities in some instances are convertible into common stock.

Preferred Securities are subject to general fixed-income instrument risks. In addition, certain preferred securities contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of “non-cumulative” preferred securities) or

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defer distributions (in the case of “cumulative” preferred securities). If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it is not receiving income from that security. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods. Preferred securities are subordinated to bonds and other fixed-income instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those fixed-income instruments.

Foreign Securities and Risks. The Fund may invest up to 35% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund may also invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. Investments in foreign securities represented by American Depositary Receipts or guaranteed by a U.S. person are not counted toward the Fund’s 35% limitation on investments in foreign securities. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Foreign Currencies and Risks. The Fund may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies. The Fund also may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures.

The Fund may enter into those contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. When the Fund enters into forward foreign currency exchange contracts for non-hedging purposes, it segregates on its books assets determined to be liquid by the Fund’s investment adviser or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

When the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated instruments may reduce the Fund’s returns. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Portfolio Turnover Risk. A change in the securities held by the Fund is known as “portfolio turnover.” Due to the nature of the Fund’s investments, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Engaging in active and frequent trading of securities may result in a higher than average frequency of realization of capital gains and greater

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Calamos Total Return Bond Fund

transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestment of securities. Such sales may also result in the greater realization of short-term capital gains (which are taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates) and may adversely impact the Fund’s performance. It is possible that by engaging in active and frequent trading, the Fund may distribute sizable taxable gains to its shareholders, regardless of the Fund’s net longer term performance. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

What are the Fund’s other significant investments and investment-related activities?
Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during that period, and (c) expenses of enforcing its rights. In an effort to reduce those risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Municipal Bonds and Risks. Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. The Fund may invest in municipal lease obligations, securities issued by entities whose underlying assets are municipal bonds and residual interest bonds. Residual interest bonds are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee.

The ability of an issuer of a municipal bond to make payments could be affected by litigation, legislation or other political events or a decline in revenues or bankruptcy of the issuer. The risks associated with investment in municipal bonds are amplified for lower rated municipal bonds than higher quality municipal bonds. Additionally, the market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Repurchase Agreements and Risks. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. Repurchase agreements maturing in more than seven days are considered illiquid securities. A repurchase agreement exposes the Fund to the risk that the counterparty to the transaction may go bankrupt or otherwise default on its obligation. In the event of a bankruptcy or other default of the counterparty to a repurchase agreement, the Fund could experience both delays in liquidating the collateral and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels or lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund’s investment adviser seeks to reduce those risks by monitoring the creditworthiness of a party with whom the Fund enters into a repurchase agreement. The value of the security purchased is also monitored throughout the holding period to ensure that the security is at least equal in value to the amount of the repurchase obligation, including accrued interest.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

78	CALAMOS FAMILY OF FUNDS

Calamos Total Return Bond Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE — CALAMOS TOTAL RETURN BOND FUND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 5.88% (the 4th quarter of 2008), and the Fund’s lowest return for a calendar quarter was –2.14% (the 2nd quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2008 and since the Fund’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	SINCE INCEPTION*
Class A

Return before taxes	1.90%	5.21%

Return after taxes on distributions	0.53%	3.61%

Return after taxes on distributions and sale of Fund shares	1.20%	3.49%

Class B

Return before taxes	1.57%	5.35%

Class C

Return before taxes	4.07%	7.11%

Barclays Capital U.S. Aggregate Bond Index#	5.24%	7.51%∧

*	Inception date for Class A, Class B and Class C shares is 6/27/07.

#	The Barclays Capital U.S. Aggregate Bond Index covers the US-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

∧	Index data shown is from 6/30/07 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on

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Calamos Total Return Bond Fund

distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — what classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS A	CLASS B		CLASS C
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	3.75%	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None (1)	3.50	%(2)	1.00	%(2)

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.55%	0.55%		0.55%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%

Other Expenses	0.33%	0.33%		0.33%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(3)	0.07%	0.07%		0.07%

Total Annual Operating Expenses	1.20%	1.95%		1.95%

Expense Reimbursement(4)	(0.23)%	(0.23)%		(0.23)%

Total Annual Operating Expenses Net of Reimbursement	0.97%	1.72%		1.72%

(1)	The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

(2)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.”

(3)	“Acquired Fund Operating Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund.

(4) Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that Total Annual Operating Expenses (excluding indirect expenses of acquired funds) after any such reimbursement do not exceed 0.90% for Class A shares and 1.65% for Class B shares or Class C shares. After such date, the expense limitation may be terminated or revised.

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Calamos Total Return Bond Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be greater or less than those shown below.

 EXAMPLES OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	470	712	981	1,749

Class B*	525	782	1,149	2,055

Class C**	275	582	1,024	2,250

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	470	712	981	1,749

Class B*	175	582	1,024	2,055

Class C	175	582	1,024	2,250

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (3.50%), 3 years (2.00%), 5 years (1.25%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1.00%); 3, 5 and 10 years (0%).

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Principal Risks of Investing in a Fund

This prospectus describes the risks you may face as an investor in the Calamos Family of Funds. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Funds. The value of your investment will fluctuate over time, and it is possible to lose money.

In response to market, economic, political, or other conditions, a Fund may temporarily use a different investment strategy for defensive purposes. If a Fund does so, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

What are the principal risks that apply to all of the Funds?
Market Risk. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock market, it is possible your investment may lose value regardless of the individual results of the companies in which a Fund invests.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Funds’ investment adviser, Calamos Advisors, cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Recent Market Events. Recently, domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have declined sharply even though a corresponding degradation in the financial conditions or prospects of that company is not apparent. These market conditions add significantly to the risk of short-term volatility of the Funds.

In addition, debt markets are experiencing a period of high volatility which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. These concerns have since expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. In addition, many investors have been forced to liquidate positions they might not otherwise sell to satisfy margin calls, putting further pressure on asset prices. These market conditions may have an adverse effect on a Fund’s investments and hamper a Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent market conditions have also caused domestic and international issuers to seek capital infusions to strengthen their financial positions or to remain financially viable. These capital infusions have taken a variety of forms, including the public or private issuance of additional debt securities, equity securities or both, which have been purchased by, among others, public and private investors, government agencies, and sovereign wealth funds. If a Fund owns shares of an issuer that sells additional equity securities and the Fund cannot or chooses not to purchase shares in the offering, the Fund’s interest in the issuing company will be diluted.

Investment Management Risk. Whether a Fund achieves its investment objective(s) is significantly impacted by whether Calamos Advisors is able to choose suitable investments for each Fund.

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What are the principal risks specific to each Fund?

GLOBAL
		GROWTH					GROWTH					MARKET		TOTAL
		AND		BLUE		130/30	AND		GLOBAL			NEUTRAL	HIGH	RETURN
	GROWTH	INCOME	VALUE	CHIP	MULTI-FUND	EQUITY	INCOME	INTERNATIONAL	EQUITY	EVOLVING WORLD	CONVERTIBLE	INCOME	YIELD	BOND
RISKS	FUND	FUND	FUND	FUND	BLEND	FUND	FUND	GROWTH FUND	FUND	GROWTH FUND	FUND	FUND	FUND	FUND*
Equity Investments Risk	●	●	●	●	●	●	●	●	●	●	●

Growth Stock Risk	●	●		●	●	●	●	●	●	●

Value Stock Risk			●	●	●	●			●

Mid-Sized Company Risk	●	●	●	●	●	●	●	●	●	●	●

Small Company Risk		●	●		●	●	●	●	●	●	●

Securities Lending Risk	●	●	●	●	●	●	●	●	●	●	●		●	●

Foreign Securities Risk					●		●	●	●	●	●			●

Emerging Markets Risk					●		●	●	●	●				●

Convertible Securities Risk		●			●		●			●	●	●	●

Synthetic Convertible Instruments Risk		●			●		●			●	●	●	●

Rule 144A Securities Risk		●			●		●				●	●	●

Debt Securities Risk		●			●		●			●	●	●	●	●

High Yield Fixed-Income Securities (Junk Bond) Risk		●			●		●			●	●	●	●	●

Short Sale Risk						●						●

Options Risk												●

Portfolio Turnover Risk						●						●		●

Fund of Funds Risk					●

Tax Risk		●			●		●				●	●	●	●

*	In addition to the risks indicated in this table, Total Return Bond Fund is subject to certain other risks that are unique to that Fund. For more information about those risks, see the description of Total Return Bond Fund’s investment strategies beginning on page 70 of this prospectus.

Equity Investments Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Growth Stock Risk. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Fund anticipates.

Value Stock Risk. Value stocks involve the risk that they may never reach what Calamos Advisors believes is their full market value, either because the market failed to recognize the stocks’ intrinsic worth or Calamos Advisors misgauged that worth. Because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Mid-Sized Company Risk. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.

Small Company Risk. Small company stocks have historically been subject to greater investment risk than mid-sized and large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of mid-sized and

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Principal Risks of Investing in a Fund

large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Securities Lending Risk. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to Calamos Advisors on, the creditworthiness of the firms to which a Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments.

Foreign Securities Risk. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

Emerging Markets Risk. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline. However, a convertible security’s market value will also be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security’s conversion value tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.

If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. Consequently, the issuer’s convertible securities entail less risk than its common stock.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities Risk. Certain of the Funds may invest in convertible securities and synthetic convertible instruments, which typically are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, a Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of a Fund’s assets invested in illiquid securities would increase. Typically, a

84	CALAMOS FAMILY OF FUNDS

Principal Risks of Investing in a Fund

Fund purchases Rule 144A Securities only if Calamos Advisors has determined them to be liquid. If any Rule 144A Security held by a fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities Risk. Debt securities are subject to various risks, including interest rate risk, credit risk and default risk. Interest rate risk is the risk that a Fund’s investments in debt securities will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of debt securities generally decrease in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter-term debt securities. Credit risk is the risk that a debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Default risk refers to the risk that a company that issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

High Yield Fixed-Income Securities (Junk Bonds) Risk. Investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

Short Sale Risk. Short sales involve risks. A Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. A Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. A Fund might be unable to implement these strategies because of the lack of attractive short sale opportunities. If a convertible security used to cover a short position is called before conversion, a Fund may be required to purchase the security sold short at a price in the open market above the price at which the Fund had sold the security short.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A Fund’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market movements, which cannot be assured.

A Fund’s ability to close out its position as a purchaser or seller of an Options Clearing Corporation or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets until the next trading day.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the over-the-counter option will be satisfied.

Portfolio Turnover Risk. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities. Such sales may also result in the realization of capital gains, including short-

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Principal Risks of Investing in a Fund

term capital gains (which are taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates) and may adversely impact a Fund’s performance. It is possible that a Fund engaging in active and frequent trading may distribute sizable taxable gains to its shareholders, regardless of the Fund’s net longer term performance. The trading costs and tax effects associated with portfolio turnover will adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

Fund of Funds Risk. Calamos Advisors uses a fund of funds strategy to try to achieve Multi-Fund Blend’s investment objectives. There is a risk that the underlying funds in which Multi-Fund Blend invests will not produce the returns that Calamos Advisors expects and that the underlying funds and the Fund will decrease in value. The Fund is not designed to provide comprehensive asset allocation.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Funds may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules.

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Who manages the Funds?
The Funds’ investments are managed by Calamos Advisors LLC, 2020 Calamos Court, Naperville, IL. Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

Subject to the overall authority of the board of trustees, Calamos Advisors provides continuous investment supervision and management to the Funds under a management agreement and also furnishes office space, equipment and management personnel. For these services, each Fund, except Multi-Fund Blend, pays Calamos Advisors a fee based on its average daily net assets, which is accrued daily and paid on a monthly basis. The Funds paid fees under the management agreement during the fiscal year ended October 31, 2008 in the following amounts as a percentage of their average net assets:

FISCAL YEAR
ENDED
FUND	OCTOBER 31, 2008
Growth Fund	0.80%

Growth and Income Fund	0.66%

Value Fund	1.00%

Blue Chip Fund	1.00%

130/30 Equity Fund	1.20%

Global Growth and Income Fund	0.96%

International Growth Fund	1.05%

Global Equity Fund	1.15%

Evolving World Growth Fund	1.10%

Convertible Fund	0.74%

Market Neutral Income Fund	0.70%

High Yield Fund	0.75%

Total Return Bond Fund	0.55%

For International Growth Fund and Global Equity Fund, the fee payable under the management agreement is determined by calculating a base fee and applying a performance adjustment, as described in further detail below. The base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.

For International Growth Fund, the performance adjustment equally increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index over the performance measurement period on an annualized basis. For Global Equity Fund, the performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI World Index over the performance measurement period on an annualized basis. The maximum monthly performance adjustment for each Fund is plus or minus 1/12 of 0.30% of the Fund’s average daily net assets during the performance measurement period.

The performance adjustment rate is calculated by comparing each Fund’s net asset value (“NAV”) per Class A share to the performance of its respective Index over the performance measurement period. The performance measurement period for International Growth Fund began at the start of the first full month of operation (April 1, 2005) and includes the trailing 36 months. The performance measurement period for Global Equity Fund began at the start of the first full month of operation (March 1, 2007) and will eventually include the trailing 36 months. Prior to February 1, 2008, only the base fee was payable, and there was no performance adjustment. Commencing in February 2008, the base fee was subject to adjustment based on the

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performance of the Fund’s Class A shares relative to that of the MSCI World Index over the 12 calendar months ended February 29, 2008. For each succeeding month through February 2010, the performance measurement period will increase by one month, and thereafter the performance measurement period will be the trailing 36 months.

Because the performance adjustment is tied to the Fund’s performance relative to that of the Index (and not to its absolute performance), the performance adjustment could increase the fee payable to Calamos Advisors even if the Fund’s shares lose value during the performance measurement period and could decrease that fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the base fee and the performance adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the base fee, versus average daily net assets during the performance measurement period for the performance adjustment). Fund performance is calculated net of expenses, whereas the Index does not bear any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Index. The base fee is calculated and accrued daily. The performance adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The management fee is paid monthly in arrears. If the board of trustees determines that another index is appropriate for the Fund, it may designate a successor index to be substituted for the Index, subject to approval by shareholders.

Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the management agreement in recognition of the fact that under the management agreement between Calamos Advisors and Calamos Investment Trust (the “Trust“), each underlying fund pays Calamos Advisors a management fee. Multi-Fund Blend indirectly bears the management fee (and other expenses) of the underlying funds.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund, except Multi-Fund Blend and Total Return Bond Fund, as a percentage of the average net assets of the particular class of shares, to 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares, provided that, with respect to International Growth Fund and Global Equity Fund, such limitations for any period will be adjusted upward or downward by the performance adjustment for the period. For example, a 0.10% upward adjustment to the management fee would mean that Calamos Advisors would reimburse Fund expenses so that total annual operating expenses are limited to 1.85%, 2.60% and 2.60% for Class A shares, Class B shares and Class C shares, respectively. For purposes of this agreement, operating expenses do not include dividend expense on short positions. This agreement is binding on Calamos Advisors through June 30, 2010 for all Funds.

Calamos Advisors also has contractually agreed to limit the other expenses of Multi-Fund Blend, as a percentage of the average net assets of the particular class of shares, to 0.25% each for Class A shares, Class B shares and Class C shares. This agreement is binding on Calamos Advisors until June 30, 2010.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of Total Return Bond Fund as a percentage of the average net assets of the particular class of shares, to 0.90% for Class A shares, 1.65% for Class B shares and 1.65% for Class C shares. For purposes of that agreement, operating expenses do not include dividend expense on short positions. This agreement is binding on Calamos Advisors through June 30, 2010.

Each Fund may invest a portion of its assets in Calamos Government Money Market Fund (“GMMF”). Calamos Advisors has voluntarily agreed to waive a portion of its advisory fee charged to a Fund (other than Multi-Fund Blend) that invests in GMMF in an amount equal to the advisory fee payable by GMMF to Calamos Advisors that is attributable to the Fund’s investment in GMMF, based on average daily net assets. This agreement does not apply to Multi-Fund Blend because Calamos Advisors does not charge an investment advisory fee for managing that Fund.

On June 4, 2008, the board of trustees unanimously approved the renewal of the management agreement for each Fund. A discussion regarding the basis for the approval by the board of trustees of the management agreement for the Funds is included in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2008.

Team Approach to Management. Calamos Advisors employs a team approach to portfolio management, led by the Co-Chief Investment Officers (the “Co-CIOs”) and comprised generally of the Co-CIOs, directors, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment

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professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Co-CIOs and senior strategy analysts, may each make trading decisions guided by each respective Fund’s investment objective and strategy.

While day-to-day management of each portfolio is a team effort, the Co-CIOs, along with the senior strategy analysts, have joint primary and supervisory responsibility for each of the Funds, except Market Neutral Income Fund and Total Return Bond Fund, and work with all team members in developing and executing each respective portfolio’s investment program. Each is further identified below.

John P. Calamos, Sr., Co-CIO of Calamos Advisors, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of Calamos Advisors, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts.

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and chairman, CEO and Co-CIO of Calamos Advisors and its predecessor company, and Nick P. Calamos has been Vice President and Trustee of the Trust (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.

With respect to the Market Neutral Income Fund, while day-to-day management of the portfolio is a team effort, John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. have joint primary and supervisory responsibility for the Fund and work with all team members in developing and executing the Fund’s investment program.

With respect to Total Return Bond Fund, while day-to-day management of the portfolio is a team effort, the Director of Fixed Income, along with the Co-CIOs, has primary and supervisory responsibility for the Fund and works with all team members in developing and executing the Fund’s investment program.

Matthew Toms, Senior Vice President and Director of Fixed Income at Calamos Advisors (as of March 2007) has 13 years of experience in fixed-income portfolios across multiple strategies, including Core, Core Plus, High Yield and Global Bond Portfolios. Prior to joining Calamos, Mr. Toms was with The Northern Trust Company where since 2003 he led the Taxable Fixed Income Portfolio Management team in Chicago. In this capacity he was responsible for the generation and implementation of investment strategies across all sectors of the global bond markets. Prior to this, Mr. Toms was on assignment in London and was responsible for the management of Global Credit Portfolios. Before joining Northern Trust in 2000, Mr. Toms was with Lincoln Financial Group where he was responsible for domestic and international credit analysis and portfolio management. Mr. Toms has a BBA degree with an emphasis in Finance from the University of Michigan and is a Charterholder of the Chartered Financial Analysts Institute.

The Funds’ Statement of Additional Information provides additional information about the team leaders, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

What classes of shares do the Funds offer?
This prospectus offers three classes of shares of each Fund: Class A, Class B and Class C shares. Class I shares and Class R shares, which have different expense structures, are offered by a separate prospectus. The different classes of Fund shares are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different NAVs. The main differences among Class A, Class B and Class C shares lie primarily in their initial and contingent deferred sales charge structures and their distribution fees. Class A shares generally bear an initial sales charge at the time of purchase, while Class B

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shares and Class C shares generally bear a contingent deferred sales charge at the time of redemption. All three share classes bear distribution and/or service fees.

Class A shares
For each Fund, the offering price for Class A shares is the NAV per share plus an initial sales charge. For each Fund, except Total Return Bond Fund, the maximum sales charge is 4.75% of the offering price. For Total Return Bond Fund, the maximum sales charge is 3.75% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:

	SALES CHARGE
	AS A % OF	AS A % OF
	NET AMOUNT	OFFERING
EACH FUND (OTHER THAN TOTAL RETURN BOND FUND)	INVESTED	PRICE
Less than $50,000	4.99%	4.75%

$50,000 but less than $100,000	4.44	4.25

$100,000 but less than $250,000	3.63	3.50

$250,000 but less than $500,000	2.56	2.50

$500,000 but less than $1,000,000	2.04	2.00

$1,000,000 or more*	None	None

	AS A % OF	AS A % OF
	NET AMOUNT	OFFERING
TOTAL RETURN BOND FUND	INVESTED	PRICE
Less than $50,000	3.90%	3.75%

$50,000 but less than $100,000	3.36	3.25

$100,000 but less than $250,000	2.56	2.50

$250,000 but less than $500,000	1.52	1.50

$500,000 but less than $1,000,000	1.01	1.00

$1,000,000 or more*	None	None

*	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

Class A shares also have a 0.25% distribution (12b-1) fee. See “Distribution and service (Rule 12b-1) plan” for more information about distribution fees.

How can I reduce sales charges for Class A purchases?
As the table above shows, the larger your investment, the lower your initial sales charge on Class A shares. Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint.” You may be able to qualify for a breakpoint on the basis of a single purchase or by aggregating the amounts of more than one purchase in the following ways:

Rights of accumulation
You may combine the value at the current public offering price of Class A, B and C shares of any Funds within the Calamos Family of Funds already owned and Fidelity Prime Money Market Fund Shares (discussed below) previously purchased by exchanging from Calamos Fund shares with a new purchase of Class A shares of any Fund within the Calamos Family of Funds to reduce the sales charge on the new purchase. The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your current and new investment.

Statement of intention
Under a letter of intent, you may purchase additional Class A shares of any Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at once. A letter of intent does not obligate you to purchase or sell additional Class A shares. See the Statement of Additional Information for more information about letters of intent.

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$1,000,000 purchase order
You may purchase a Fund’s Class A shares at the NAV without a sales charge provided that the total amount invested in Class A shares of all Funds within the Calamos Family of Funds totals at least $1,000,000. Shares purchased at NAV in an account with a value of $1,000,000 may incur a contingent deferred sales charge of 0.50% if sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions. See “Contingent deferred sales charges” for more information about contingent deferred sales charges.

What accounts are eligible for reduced sales charges on Class A shares?
You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include:

• Individual accounts	• Joint accounts	• Certain IRA accounts

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own Calamos Family of Funds shares.

Who may purchase Class A shares without a sales charge?
Any of the following investors may purchase Class A shares of a Fund at NAV, with no initial sales charge:

(a) any investor buying shares through a wrap account or other investment program whereby the investor pays the investment professional directly for services;

(b) any investor buying Class A shares by exchanging Class A shares of another Fund in the Calamos Family of Funds or Fidelity Prime Money Market Fund Shares, if purchases of those shares have previously incurred a sales charge (see “Money Market Funds” below);

(c) any trust created under a pension, profit sharing or other employee benefit plan (including qualified and non-qualified deferred compensation plans), where such plan has at least $1,000,000 in assets or 100 employees, or where the administrator for such plan acts as the administrator for qualified employee benefit plans with assets of at least $1,000,000;

(d) any company exchanging shares with a Fund pursuant to a merger, acquisition or exchange offer;

(e) any investor, including any investment company, that has entered into an investment advisory agreement or other arrangements with Calamos Advisors or its affiliates;

(f) any insurance company separate account;

(g) any current or retired trustee of the Trust, or other registered investment company where Calamos Advisors acts as the sole investment adviser; or any associated trust, person, profit sharing or other benefit plan of such current or retired trustee;

(h) any employee of Calamos Financial Services LLC (“CFS”), the Funds’ distributor, its affiliates or an entity with a selling group agreement with CFS and its employees; and

(i) any member of the immediate family of a person qualifying under (g) or (h), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

In addition, Class A shares of the Convertible Fund may be bought without an initial sales charge by any shareholder of the Convertible Fund who has been a shareholder since April 30, 1992. Existing shareholders of the Convertible Fund who meet the eligibility threshold in the foregoing sentence must make such determination independently and are responsible for communicating satisfaction of the eligibility standard to their financial advisor and the Fund. If you are entitled to purchase Class A shares of the Convertible Fund based on your continuing Fund shareholder status since April 30, 1992 and do not communicate such eligibility to your financial advisor or the Fund, the Fund has no responsibility for failure to provide the benefit. You may be asked by us or your financial advisor for evidence of such Fund shareholdings to verify your eligibility.

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Proceeds of Class A shares redeemed from a Fund within the previous 60 days may be reinvested in Class A shares of that Fund at NAV without a sales charge.

How do I obtain a breakpoint discount or purchase Class A shares without a sales charge?
The steps to obtain a breakpoint discount depend on how your account is maintained with the Calamos Family of Funds. To obtain any of the breakpoint discounts described above, you must notify us or your financial advisor at the time you purchase shares of each eligible account you or a member of your immediate family maintains. For example, if an initial investment that was less than $1,000,000 grows to over $1,000,000, you must tell us or your financial advisor that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment. If you do not let us or your financial advisor know of all of the holdings or planned purchases that make you eligible for a reduction, you may not receive a discount to which you are otherwise entitled. If you make your investment through a financial advisor, it is solely your financial advisor’s responsibility to ensure that you receive discounts for which you are eligible, and the Funds are not responsible for a financial advisor’s failure to apply the eligible discount to your account. You may be asked by us or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Funds’ transfer agent, you will need to provide the foregoing information to us at the time you purchase shares. Additional information regarding sales loads and discounts applicable to us may be found in the Funds’ Statement of Additional Information, which can be obtained on Calamos Advisors’ website at www.calamos.com.

Class B shares
The offering price for Class B shares is the NAV per share with no initial sales charge. However, each Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class B shares are somewhat higher compared to Class A shares, which pay an aggregate 0.25% distribution fee. After eight years, measured from the first day of the month in which you purchased the shares, Class B shares automatically convert to Class A shares, which means lower annual expenses from the ninth year on.

Class B shares have a contingent deferred sales charge that declines over the years you own shares, and terminates completely after six years of ownership, measured from the first day of the month in which the shares were purchased. For any shares you sell within those six years, you may be charged at the following rates:

	CONTINGENT DEFERRED SALES CHARGE
	EACH FUND (OTHER THAN	TOTAL RETURN
YEAR AFTER YOU BOUGHT SHARES	TOTAL RETURN BOND FUND)	BOND FUND
First year	5.00%	3.50%

Second year	4.00	2.75

Third or fourth year	3.00	2.00

Fifth year	2.00	1.25

Sixth year	1.00	0.50

No order for Class B shares of any Fund may exceed $100,000.

Class C shares
The offering price for Class C shares is the NAV per share with no initial sales charge. However, each Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class C shares are somewhat higher compared to Class A shares, which pay an aggregate 0.25% distribution fee.

Class C shares have a contingent deferred sales charge of 1.00% for any shares redeemed within one year of purchase, measured from the first day of the month in which the shares were purchased. Class C shares have a lower contingent deferred sales charge than Class B shares, but Class C shares DO NOT convert to Class A shares. No order for Class C shares of any Fund may exceed $1,000,000.

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Money Market Funds
If you wish to exchange your Fund shares for shares of a money market fund, you may exchange them for equivalent classes of the Calamos Government Money Market Fund until May 1, 2009. Beginning on or about April 1, 2009 you may exchange them for shares of the Fidelity Institutional Money Market-Prime Money Market Portfolio (“Fidelity Prime Money Market Fund Shares”). Class A, Class B and Class C shares of the Funds may be exchanged for Class III, Class IV and Class IV Fidelity Prime Money Market Fund Shares, respectively.

The Calamos Government Money Market Fund will be liquidated effective May 15, 2009. As of May 1, 2009, no shares of the Calamos Government Money Market Fund are being offered or issued. If you are currently a shareholder of the Calamos Government Money Market Fund, you should exchange your shares for shares of another Calamos Fund or, beginning on or about April 1, 2009, Fidelity Prime Money Market Fund Shares, or, should you determine to do neither, you will receive a payment of liquidation proceeds for shares of the Calamos Government Money Market Fund you hold as of May 15, 2009. That payment of liquidation proceeds will be subject to any applicable contingent deferred sales charge.

Fidelity Prime Money Market Fund Shares are offered by a separate prospectus and are not offered by the Funds. You may at any time exchange your Fidelity Prime Money Market Fund Shares back into shares of the equivalent class of the Calamos Family Of Funds. However, should you redeem (and not exchange) your Fidelity Prime Money Market Fund Shares, you would pay any applicable contingent deferred sales charge. For a prospectus and more complete information on Fidelity Prime Money Market Fund Shares, including management fees and expenses, please call 800.582.6959. Please read the prospectus relating to Fidelity Prime Money Market Fund Shares carefully.

Distribution and service (Rule 12b-1) plan
The Funds have a Distribution and Service Plan or “12b-1 Plan.” Under the plan, Class A shares pay a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the class. Class B and Class C shares pay a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75%. The distribution fees are for the sale of Fund shares, and the service fees are for services provided to shareholders. Since a Fund’s assets are used to pay 12b-1 fees on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders of Class C shares eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority (“FINRA”). For more information about the 12b-1 Plan, please see the Fund’s Statement of Additional Information.

Contingent deferred sales charge
Any contingent deferred sales charge on redemptions of Class B or Class C shares is based on the lesser of the redemption price or purchase price of the Fund shares. For purposes of determining a contingent deferred sales charge, Fund shares are considered sold on a first-in, first-out basis. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information about the contingent deferred sales charge.

Which class of shares should I purchase?
The decision as to which class of shares you should purchase depends on a number of factors, including the amount and intended length of your investment. An investor making an investment that qualifies for reduced sales charges might consider Class A shares. An investor who prefers not to pay an initial sales charge and who plans to hold the investment for more than eight years might consider Class B shares. An investor who prefers not to pay an initial sales charge, but who plans to redeem the shares within eight years might consider Class C shares. For more information about the three share classes, consult your financial advisor or call us toll free at 800.582.6959. Please note that financial services firms may receive different compensation depending upon which class of shares they sell.

What is the minimum amount I can invest in the Funds?
The minimum initial investment for Class A shares, Class B shares and Class C shares of each Fund is $2,500 per Fund account. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500 per Fund account. The minimum subsequent investment in any Fund is $50 per Fund account. No Fund may waive or reduce the minimum

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initial or subsequent investment requirement, except for any omnibus account of any financial intermediary with whom Calamos Advisors has entered into an agreement, including profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations.

How can I buy shares?
You may buy shares of the Funds by contacting us, your financial advisor or the broker-dealer that gave you this prospectus. Your financial advisor or another intermediary may charge for its services. You may purchase shares from us directly without any additional charges other than those described above. When you buy shares, be sure to specify whether you want Class A, Class B or Class C shares.

The offering price for shares will be based on the NAV per share next computed after receipt by the Funds’ transfer agent of your purchase order in good form on any day the New York Stock Exchange (the “NYSE”) is open for trading. Generally, if you place your order by 4:00 p.m. Eastern time, you will receive that day’s offering price. Orders placed after 4:00 p.m. Eastern time will receive the following business day’s offering price.

We generally do not sell Fund shares to investors residing outside the U.S., Puerto Rico and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses.

Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates. You may buy shares using the following methods:

By mail
You may purchase shares of a Fund by sending a check payable to the Calamos Family of Funds, along with a completed account application to the Fund’s transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. A Fund will not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept Treasury checks, credit card checks, traveler’s checks, starter checks or checks written by third parties for the purchase of shares. A Fund also will not accept money orders, post-dated checks, post-dated online bill pay checks, or conditional orders for the purchase of shares. A $25 charge will be imposed if any payment submitted for investment is returned, and the investor may be responsible for any loss sustained by the Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House (“ACH”) Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check or purchase by ACH has been collected, which may take 15 days.

By telephone
Once you have established an account, you may make subsequent purchases of $50 or more over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your account at a financial institution that is an ACH member. The Funds will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. If your order is received prior to generally 4 p.m. Eastern time, your shares will be purchased at the next applicable price calculated on the day your order is placed. To permit telephone purchases, you must authorize telephone purchases on your account application. Call us at 800.582.6959 to purchase shares by telephone or to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request to the Funds’ transfer agent, in writing along with a voided check, at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

The Funds may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund. The Funds and their transfer agent will be liable for losses resulting from unauthorized telephone purchases only if the Funds do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

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By wire
You may purchase shares by wiring funds from your bank. To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver by overnight mail your account application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. Your bank must include the name of the Fund you are purchasing, your account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
(name of Fund to be purchased)
(account registration)
(account number)

Before sending any wire, please advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Neither the Fund nor the transfer agent is responsible for delays in the Federal Reserve wire system.

By exchange
You may exchange Class A shares of a Fund for Class A shares of another Fund in the Calamos Family of Funds with no sales charge, if you have previously paid a sales charge on the shares you are exchanging. You may exchange Class B shares and Class C shares of a Fund for Class B shares and Class C shares, respectively, of another Fund in the Calamos Family of Funds with no sales charge, and the time period for the contingent deferred sales charge will continue to run. In addition, beginning on or about April 1, 2009, you may exchange Class III Fidelity Prime Money Market Fund Shares for Class A shares of a Fund without paying a sales charge, if you have previously paid a sales charge on the shares you are exchanging. Also beginning on or about April 1, 2009, you may exchange Class B shares and Class C shares of a Fund for Class IV Fidelity Prime Money Market Fund Shares with no sales charge, and the time period for the contingent deferred sales charge will continue to run. The liquidation of the Calamos Government Money Market Fund on May 15, 2009 will result in a redemption of all shares outstanding on such date. Any new purchases of Class A shares of a Fund with Calamos Government Money Market Fund redemption proceeds will be assessed any sales charge applicable to such purchases. In order to avoid paying a sales charge when purchasing shares of another Calamos Fund, you should exchange your shares of Calamos Government Money Market Fund for shares of another Calamos Fund or for Fidelity Prime Money Market Fund Shares prior to May 15, 2009.

The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made, and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. You may exchange your shares by writing to us at the Calamos Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at 800.582.6959. An exchange may also be made by instructing your financial advisor, who will communicate your instruction to us. An exchange transaction is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privileges of any investor who appears to be engaged in short-term or excessive trading.

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Although an investor may be precluded from utilizing the exchange privilege, an investor’s ability to redeem shares of a Fund for cash will not be affected.

By Automatic Investment Plan
If you own shares of a Fund, you may purchase additional shares of that Fund periodically through the Automatic Investment Plan. Under the Plan, after your initial investment, you may authorize the Fund to withdraw from your bank checking or savings account an amount that you wish to invest, which must be $50 or more. Your financial institution must be a member of the ACH Network to participate. If you wish to enroll in this Plan, complete the appropriate application form. To obtain the form, call 800.582.6959. The Plan is not available to clients of financial advisors that offer similar investment services. The Funds may terminate or modify this privilege at any time. You may change your withdrawal amount or terminate your participation in the Plan at any time by notifying us by telephone or in writing at least five business days prior to the effective date of the next transaction. A request to change bank information for this Plan may require a signature guarantee. A $25 charge will be imposed if your bank rejects your payment.

How can I sell (redeem) shares?
You may redeem shares of a Fund by contacting us or your intermediary. Your intermediary may charge for its services. For shares held direct only, you may redeem shares from us directly without any additional charges other than those described below.

Once your instruction to sell shares of a Fund has been received, you may not cancel or revoke your request. It is, therefore, very important that you call us if you have any questions about the requirements for selling shares before submitting your request.

Through your broker-dealer (certain charges may apply)
Shares held for you in your broker-dealer’s name must be sold through the broker-dealer.

By writing to the Funds’ transfer agent
When your shares are held for you by the Funds’ transfer agent, you may sell your shares by sending a written request to: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. Your redemption request must:

1.	specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.	be signed by all owners exactly as their names appear on the account; and

3.	for each signature on the redemption request, include a signature guarantee, if necessary.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

By telephone
Unless telephone redemption was declined on your account application, you may redeem your shares by telephone and have proceeds sent by check to your address of record. With the telephone redemption option, you may sell up to $50,000 worth of shares on any day. You may not redeem by telephone shares held in an IRA account or in an account for which you have changed the address within the preceding 30 days.

If you want redemption proceeds sent to your bank account by either wire transfer (at a current cost of $15 per transfer), or electronic funds transfer via the ACH Network at no cost, you must have selected these alternate payment types on the application. If you have authorized telephone redemptions on your original account application, but would like to change the

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predetermined bank to which proceeds are sent, please submit your request in writing with a signature guarantee, along with a voided check for the new bank account. Only member banks may transmit funds via the ACH network.

If you declined telephone redemptions on your original account application, you may request the telephone redemption privilege at a later date by submitting a request in writing, which may require a signature guarantee. Please send your request along with a voided check to have proceeds deposited directly into your bank account to U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201.

To redeem shares from your account by telephone, call 800.582.6959. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Funds will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Funds also may record a call, request more information and send written confirmation of telephone transactions. The Funds and their transfer agent will be liable for losses from unauthorized telephone instructions only if the Funds do not follow reasonable procedures designed to verify the identity of the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

By wire
Broker-dealers or other sales agents may communicate redemption orders by wire to the Funds’ transfer agent. There is no limit on redemption proceeds sent by wire.

By systematic withdrawal plan
Under the Funds’ Systematic Withdrawal Plan, you may request that a Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call 800.582.6959 and request a systematic withdrawal form. Your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are redemption proceeds and are taxable as such. The maximum annual rate at which Class B shares may be redeemed (and Class C shares in their first year following purchase and Class A shares purchased at NAV pursuant to the $1,000,000 purchase order privilege for two years after the time of purchase) under the Systematic Withdrawal Plan is 10% of the NAV of the account. Because a sales charge is imposed on purchases of Fund shares, you should not purchase shares while participating in the Systematic Withdrawal Plan. You may modify or terminate your Systematic Withdrawal Plan by written notice to the transfer agent at least seven business days prior to the start of the month in which the change is to be effective. You may have a check sent to your address of record or you may have proceeds sent to your predetermined bank account via electronic funds transfer through the ACH Network (which may require a signature guarantee).

By exchange
You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds in the Calamos Family of Funds or, beginning on or about April 1, 2009, Fidelity Prime Money Market Fund Shares if your signed, properly completed application is on file. An exchange transaction is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. See “How can I buy shares? — By exchange” for more information about the exchange privilege.

Signature guarantees
A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	When establishing or modifying certain services on an account;

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•	If a change of address was received by the Funds’ transfer agent within the last 30 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and the Funds’ transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

You can obtain a signature guarantee from domestic banks, brokers, dealers including CFS, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption-in-kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in liquid portfolio securities rather than cash. If that occurs, the redeeming shareholder might incur brokerage and/or other transaction costs to convert the securities to cash.

Processing time
The Funds will send your redemption proceeds to you by check to the address of record or by wire to a predetermined bank or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request. The cost of the wire (currently $15) will be deducted from the redemption proceeds if you are redeeming all of your shares or only a specific number of shares. If you are redeeming a specific dollar amount, the wire fee will be deducted from the remaining balance in the account. You may also have proceeds sent directly to a predetermined bank or brokerage account via electronic funds transfer through the ACH Network if your bank or brokerage firm is an ACH member. There is no charge for an electronic funds transfer through the ACH Network and your proceeds will be credited to your account within two to three business days.

Proceeds from the sale of Fund shares will not be sent to you until the check or ACH purchase used to purchase the shares has cleared, which can take up to 15 days after purchase. You may avoid this delay by buying shares with a wire transfer. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

Small accounts
Due to the relatively high cost of handling small accounts, each Fund may give you 30 days written notice that it intends to redeem your shares, at the NAV of those shares, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuations.

Transaction information
Share price
Each Fund’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. Because Multi-Fund Blend’s portfolio consists primarily of its holdings in the underlying funds, its NAV per share is based largely or entirely on the NAV of each of the underlying funds. When shares are purchased or sold, the

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order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Funds’ transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Funds’ transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

Valuation Procedures
The valuation of the Funds’ portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

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Intermediaries
The Funds may authorize intermediaries to accept purchase, exchange and redemption orders on the Funds’ behalf. An order properly received by an intermediary will be deemed to have been received by the Funds as of the time of receipt by the intermediary. If you buy, exchange or redeem shares through an intermediary, you will pay or receive the Fund’s NAV per share (plus any applicable sales charge) next calculated after receipt and acceptance of the order by the intermediary, after giving effect to any transaction charge imposed by the intermediary. Each Fund’s NAV is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern time) each day that the NYSE is open for trading.

If you buy and sell Fund shares through an intermediary, that intermediary may charge a fee for that service. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. The Funds cannot always identify individual accounts or transactions for an account that is facilitated by an intermediary. Due to differing operational and systems capabilities, an intermediary may calculate sales charges and fees and track transaction activity differently than the Funds. When transacting in Fund shares, be sure you understand how your intermediary calculates sales charges and fees and tracks transaction activity.

CFS, the Funds’ distributor, and its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (each an “Intermediary”) whose customers have purchased Fund shares. CFS or its affiliates in their discretion may make payments to a qualifying Intermediary for various purposes, including to help defray costs incurred by the Intermediary to educate financial advisers about the Funds so they can make recommendations and provide services that are suitable and meet shareholder needs, to access the Intermediary’s representatives and to provide marketing support and other specified services. These payments do not increase the amount paid by you or the Funds.

Payments to a qualifying Intermediary in any year generally will not exceed the sum of (a) 0.25% of the prior year’s purchases of Fund shares through the Intermediary and (b) 0.12% of the annual average daily value of Fund shares held through the Intermediary. In the case of Fund shares held by a retirement plan investing through a platform sponsored by an Intermediary, payments to the Intermediary generally will not exceed 0.20% of the annual average daily value of those shares. CFS or its affiliates consider a number of factors in determining whether they will make requested payments, including the qualifying Intermediary’s sales, assets and redemption rates, and the nature of the Intermediary’s services.

Payments to Intermediaries may create a conflict of interest by influencing the broker-dealer or other Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Anti-money laundering compliance
The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds will request the following information from all investors: full name, date of birth, Social Security number and permanent street address. Corporate, trust, and other entity accounts must provide additional documentation. The Funds will use this information to verify your identity. The Funds will return your application and the monies received to establish your account if any of this information is missing. After your account is established, the Funds may request additional information from you to assist in verifying your identity. If the Funds are unable to verify your identity, they reserve the right to redeem your account at the current day’s NAV. If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform you that it has taken the actions described above.

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Transaction restrictions
The Funds reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. The Fund generally expects to inform any investor within 24 hours if a purchase order has been rejected. The Funds are intended for long-term investment purposes only, and are not intended for short-term or excessive trading. Those practices may disrupt portfolio management strategies and/or increase expenses, thus harming Fund performance.

Each Fund may, in its discretion, suspend, and may permanently terminate, the purchase privileges or the purchase portion of exchange privileges of any investor who engages in trading activity that the Fund believes would be disruptive to the Fund. Although each Fund will attempt to give prior notice of a suspension or termination of such privileges when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

In addition, the Funds receive purchase and sale orders through intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds, making it more difficult to locate and eliminate short-term or excessive trading. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that short-term or excessive trading activity will occur in the Funds.

Each Fund also reserves the right to restrict the account of any investor with respect to purchase orders or the purchase portion of exchange orders, without prior notice, if the trading activity in the account is determined to be disruptive to the Fund. To minimize harm to the Funds and their shareholders, each Fund may, at the Fund’s sole discretion, exercise these rights if an investor has a history of excessive or disruptive trading. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Such restriction typically is placed in the account immediately after such disruptive trading is determined to be occurring.

Excessive trading policies and procedures
Excessive trading may present risks to the Funds’ long-term shareholders. Excessive trading into and out of a Fund can be disruptive to the portfolio, including with respect to the implementation of investment strategies. Excessive trading also may create taxable gains to remaining Fund shareholders and may increase Fund expenses, which may negatively impact investment returns for remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Some investors may seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to engage in a practice known as pricing arbitrage to take advantage of information that becomes available after the close of the foreign markets or exchanges but before the Fund prices its shares, which may affect the prices of the foreign securities held by a Fund. Alternatively, some investors may attempt to benefit from stale pricing — when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the Fund’s NAV, which may negatively impact long-term shareholders. Although the Funds have adopted policies and procedures intended to reduce their exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, the Funds cannot entirely eliminate the potential for short-term arbitrage trades to dilute the value of Fund shares.

The Funds’ policy is against frequent purchases and redemptions of a Fund’s shares that are disruptive to the Fund’s portfolio. The Funds attempt to detect and deter excessive trading through the following methods:

•	imposing restrictions on trading or exchange privileges of investors the Funds believe are engaging in short-term or excessive trading, as described under “Transaction restrictions;”

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•	utilizing fair valuation of securities, as described under “Valuation procedures;” and

•	monitoring trades.

Although the Funds will take steps to detect and deter abusive trading pursuant to the policies and procedures approved by the board of trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries as discussed in the “Transaction restrictions” section.

The Funds’ policies and procedures regarding excessive trading may be modified at any time.

Distributions and taxes
Dividends and capital gains distributions
You may receive two kinds of distributions from a Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional Fund shares of the same class you already own. These shares are valued at the next NAV per share that is computed after the dividend or distribution date. There is no sales charge applied. Convertible Fund, Growth and Income Fund, Market Neutral Income Fund, Global Growth and Income Fund and High Yield Fund declare and pay dividends from net investment income quarterly; Growth Fund, Blue Chip Fund, Value Fund, International Growth Fund, Multi-Fund Blend, Global Equity Fund, 130/30 Equity Fund, and Evolving World Growth Fund declare dividends annually; and Total Return Bond Fund declares dividends from net investment income daily and pays such dividends monthly. Net realized long-term capital gains, if any, are paid to shareholders by each Fund at least annually.

If a dividend check is returned undeliverable, or if a check remains outstanding for six months, the Fund reserves the right to reinvest those dividends in additional shares of that Fund at the current NAV and to designate the account as a dividend reinvestment account.

Taxes
You may realize a capital gain or capital loss when you redeem or exchange shares. Distributions, whether received in cash or reinvested in additional Fund shares, are subject to federal income tax and may be subject to state or local taxes. The federal tax treatment will depend on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state and locality.

The dividends and distributions paid by a Fund are subject to taxation as of the date of payment, except for those distributions declared in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.

You may be taxed on dividends from net investment income and capital gains distributions at different rates depending on your tax situation. Dividends paid by a Fund from net investment income generally are taxable to you as ordinary income, unless paid from “qualified dividend income,” as described below. Federal taxes on distributions of capital gains by a Fund are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that a Fund owned for one year or less will generally be taxable to you as ordinary income. Annually, the Funds will advise you of the source of your distributions for tax purposes.

A portion of the dividends from net investment income paid by Funds that invest primarily in equity securities may be eligible for the reduced rate applicable to “qualified dividend income,” provided that the recipient of the dividend is an individual and that certain holding period requirements are met. No assurance can be given as to what portion of the dividends paid by a Fund will consist of “qualified dividend income.”

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A Fund may be required to withhold federal income tax (“backup withholding”) from payments to you if:

•	you fail to furnish your properly certified Social Security or other tax identification number;

•	you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

•	the Internal Revenue Service (“IRS”) informs the Fund that your tax identification number is incorrect.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

Other information
Shareholder accounts
Each shareholder of a Fund receives quarterly account statements showing transactions in Fund shares, with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, or change of shareholder address (sent to both the former and the new address).

Retirement plans
You may use the Funds as investments for your IRA, profit sharing plan, pension plan, Section 401(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from us or your plan administrator.

Portfolio security holdings disclosure

A description of the Funds’ policies and procedures in connection with the disclosure of portfolio security holdings of the Funds is available in the Statement of Additional Information and on the Funds’ website, www.calamos.com.

Prospectuses and shareholder reports
The Funds reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.582.6959 or write to us at the Calamos Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 if you want to receive individual copies of these documents. The Funds will begin sending you individual copies within 30 days of your request.

Changes in 80% policies
Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) to be invested, under normal circumstances, in securities of the type suggested by the Fund’s name. Although these requirements may be changed by the board of trustees without shareholder approval, a Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below for Class A, Class B and Class C shares. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. The report of Deloitte & Touche LLP, along with the Funds’ financial statements, is included in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2008, which is available upon request. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Calamos Growth Fund
 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$70.29	$55.12	$58.31	$49.90	$47.62	$31.68

Income from investment operations:
Net investment income (loss)#	(0.24)	(0.35)	(0.23)	(0.30)	(0.36)	(0.14)

Net realized and unrealized gain (loss) on investments	(30.29)	17.49	(2.96)	11.05	2.78	16.08

Total from investment operations	(30.53)	17.14	(3.19)	10.75	2.42	15.94

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Net asset value, end of period	$32.20	$70.29	$55.12	$58.31	$49.90	$47.62

Total return(a)	(48.11%)	32.15%	(5.47%)	21.96%	5.08%	50.32%

Ratios and supplemental data:

Net assets, end of period (000)	$5,052,016	$12,068,660	$12,573,503	$14,242,247	$10,161,403	$5,789,210

Ratio of net expenses to average net assets	1.21%	1.20%	1.19%*	1.20%	1.23%	1.31%

Ratio of net investment income (loss) to average net assets	(0.46%)	(0.61%)	(0.71%)*	(0.55%)	(0.74%)	(0.96%)

Ratio of gross expenses to average net assets prior to expense reductions	1.22%	1.21%	1.19%*	1.20%	1.23%	1.31%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	73.9%	75.8%	41.2%	74.7%	63.1%	53.7%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
#	Net investment income allocated based on average shares method.
*	Annualized

104	CALAMOS FAMILY OF FUNDS

Calamos Growth Fund

	Class B
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$71.41	$56.37	$59.91	$51.59	$49.59	$33.24

Income from investment operations:
Net investment income (loss)#	(0.63)	(0.80)	(0.48)	(0.72)	(0.75)	(0.32)

Net realized and unrealized gain (loss) on investments	(30.69)	17.81	(3.06)	11.38	2.89	16.67

Total from investment operations	(31.32)	17.01	(3.54)	10.66	2.14	16.35

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Net asset value, end of period	$32.53	$71.41	$56.37	$59.91	$51.59	$49.59

Total return(a)	(48.50%)	31.18%	(5.91%)	21.05%	4.31%	49.19%

Ratios and supplemental data:
Net assets, end of period (000)	$609,200	$1,396,806	$1,280,227	$1,424,960	$1,110,017	$749,897

Ratio of net expenses to average net assets	1.96%	1.95%	1.94%*	1.95%	1.98%	2.06%

Ratio of net investment income (loss) to average net assets	(1.21%)	(1.36%)	(1.46%)*	(1.30%)	(1.49%)	(1.71%)

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.96%	1.94%*	1.95%	1.98%	2.06%

	Class C
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$66.05	$52.29	$55.57	$48.00	$46.15	$30.94

Income from investment operations:
Net investment income (loss)#	(0.58)	(0.74)	(0.44)	(0.67)	(0.69)	(0.28)

Net realized and unrealized gain (loss) on investments	(28.14)	16.47	(2.84)	10.58	2.68	15.49

Total from investment operations	(28.72)	15.73	(3.28)	9.91	1.99	15.21

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Net asset value, end of period	$29.77	$66.05	$52.29	$55.57	$48.00	$46.15

Total return(a)	(48.50%)	31.16%	(5.90%)	21.06%	4.31%	49.16%

Ratios and supplemental data:

Net assets, end of period (000)	$1,732,305	$3,801,620	$3,716,923	$4,152,698	$3,038,513	$1,882,171

Ratio of net expenses to average net assets	1.96%	1.95%	1.94%*	1.95%	1.98%	2.06%

Ratio of net investment income (loss) to average net assets	(1.21%)	(1.36%)	(1.46%)*	(1.30%)	(1.49%)	(1.71%)

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.96%	1.94%*	1.95%	1.98%	2.06%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

PROSPECTUS	March 1, 2009	105

Calamos Growth and Income Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$35.83	$32.71	$32.64	$29.40	$28.71	$22.30

Income from investment operations:
Net investment income (loss)	0.37 #	0.32	0.27	0.42	0.40	0.34

Net realized and unrealized gain (loss) on investments	(12.09)	5.04	0.25	4.18	0.85	6.48

Total from investment operations	(11.72)	5.36	0.52	4.60	1.25	6.82

Distributions:

Dividends from net investment income	(0.52)	(0.50)	(0.45)	(0.60)	(0.40)	(0.41)

Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—

Total distributions	(2.98)	(2.24)	(0.45)	(1.36)	(0.56)	(0.41)

Net asset value, end of period	$21.13	$35.83	$32.71	$32.64	$29.40	$28.71

Total return(a)	(35.31%)	17.38%	1.66%	16.01%	4.40%	30.74%

Ratios and supplemental data:

Net assets, end of period (000)	$1,749,433	$3,441,626	$3,536,121	$3,352,933	$2,580,205	$2,031,032

Ratio of net expenses to average net assets	1.06%	1.06%	1.05%*	1.06%	1.08%	1.14%

Ratio of net investment income (loss) to average net assets	1.26%	1.16%	1.35%*	1.31%	1.42%	1.63%

Ratio of gross expenses to average net assets prior to expense reductions	1.07%	1.06%	1.05%*	1.06%	1.08%	1.14%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	83.4%	66.0%	42.2%	65.4%	65.0%	50.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

106	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

	Class B
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$40.09	$36.32	$36.15	$32.42	$31.66	$24.57

Income from investment operations:
Net investment income (loss)	0.17 #	0.12	0.12	0.19	0.19	0.16

Net realized and unrealized gain (loss) on investments	(13.63)	5.60	0.30	4.64	0.95	7.14

Total from investment operations	(13.46)	5.72	0.42	4.83	1.14	7.30

Distributions:

Dividends from net investment income	(0.32)	(0.21)	(0.25)	(0.34)	(0.22)	(0.21)

Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—

Total distributions	(2.78)	(1.95)	(0.25)	(1.10)	(0.38)	(0.21)

Net asset value, end of period	$23.85	$40.09	$36.32	$36.15	$32.42	$31.66

Total return(a)	(35.80%)	16.53%	1.21%	15.15%	3.62%	29.78%

Ratios and supplemental data:

Net assets, end of period (000)	$385,128	$739,884	$736,256	$742,721	$639,253	$541,360

Ratio of net expenses to average net assets	1.81%	1.81%	1.80%*	1.81%	1.83%	1.89%

Ratio of net investment income (loss) to average net assets	0.51%	0.41%	0.60%*	0.56%	0.67%	0.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.81%	1.80%*	1.81%	1.83%	1.89%

	Class C
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$36.05	$32.89	$32.78	$29.53	$28.90	$22.47

Income from investment operations:
Net investment income (loss)	0.15 #	0.10	0.13	0.20	0.19	0.17

Net realized and unrealized gain (loss) on investments	(12.16)	5.05	0.26	4.19	0.84	6.50

Total from investment operations	(12.01)	5.15	0.39	4.39	1.03	6.67

Distributions:

Dividends from net investment income	(0.35)	(0.25)	(0.28)	(0.38)	(0.24)	(0.24)

Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—

Total distributions	(2.81)	(1.99)	(0.28)	(1.14)	(0.40)	(0.24)

Net asset value, end of period	$21.23	$36.05	$32.89	$32.78	$29.53	$28.90

Total return(a)	(35.82%)	16.53%	1.20%	15.16%	3.59%	29.77%

Ratios and supplemental data:

Net assets, end of period (000)	$1,212,715	$2,244,752	$2,178,512	$2,095,534	$1,615,096	$1,260,818

Ratio of net expenses to average net assets	1.81%	1.81%	1.80%*	1.81%	1.83%	1.89%

Ratio of net investment income (loss) to average net assets	0.51%	0.41%	0.60%*	0.56%	0.67%	0.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.81%	1.80%*	1.81%	1.83%	1.89%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

PROSPECTUS	March 1, 2009	107

Calamos Value Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,		Year Ended March 31,

	2008	2007	2006		2006	2005	2004

Net asset value, beginning of period	$14.68	$13.63	$13.03		$12.01	$11.27	$7.70

Income from investment operations:
Net investment income (loss)	0.03 #	0.01 #	(0.00	)#*	0.01	0.02	(0.02)

Net realized and unrealized gain (loss) on investments	(4.83)	1.73	0.60		1.51	0.72	3.59

Total from investment operations	(4.80)	1.74	0.60		1.52	0.74	3.57

Distributions:

Dividends from net investment income	(0.08)	—	—		—	—	—

Dividends from net realized gains	(0.90)	(0.69)	—		(0.50)	—	—

Total distributions	(0.98)	(0.69)	—		(0.50)	—	—

Net asset value, end of period	$8.90	$14.68	$13.63		$13.03	$12.01	$11.27

Total return(a)	(34.79%)	13.33%	4.60%		12.91%	6.57%	46.36%

Ratios and supplemental data:

Net assets, end of period (000)	$45,372	$76,676	$101,016		$95,264	$88,040	$40,024

Ratio of net expenses to average net assets	1.48%	1.46%	1.46	%**	1.47%	1.61%	1.75%

Ratio of net investment income (loss) to average net assets	0.24%	0.05%	(0.04	%)**	0.10%	0.07%	(0.40%)

Ratio of gross expenses to average net assets prior to expense reductions	1.49%	1.46%	1.46	%**	1.47%	1.61%	2.02%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	61.0%	29.6%	35.7%	63.3%	50.3%	24.4%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

108	CALAMOS FAMILY OF FUNDS

Calamos Value Fund

	Class B
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.01	$13.13	$12.61	$11.73	$11.08	$7.63

Income from investment operations:
Net investment income (loss)	(0.06)#	(0.09)#	(0.06)#	(0.07)	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	(4.59)	1.66	0.58	1.45	0.68	3.47

Total from investment operations	(4.65)	1.57	0.52	1.38	0.65	3.45

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(0.90)	(0.69)	—	(0.50)	—	—

Total distributions	(0.90)	(0.69)	—	(0.50)	—	—

Net asset value, end of period	$8.46	$14.01	$13.13	$12.61	$11.73	$11.08

Total return(a)	(35.24%)	12.50%	4.12%	12.01%	5.87%	45.22%

Ratios and supplemental data:

Net assets, end of period (000)	$5,377	$10,867	$9,898	$9,205	$7,676	$3,865

Ratio of net expenses to average net assets	2.23%	2.21%	2.21%*	2.22%	2.36%	2.50%

Ratio of net investment income (loss) to average net assets	(0.51%)	(0.70%)	(0.79%)*	(0.65%)	(0.68%)	(1.15%)

Ratio of gross expenses to average net assets prior to expense reductions	2.24%	2.21%	2.21%*	2.22%	2.36%	2.77%

	Class C
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.00	$13.12	$12.60	$11.72	$11.08	$7.63

Income from investment operations:
Net investment income (loss)	(0.06)#	(0.09)#	(0.06)#	(0.07)	(0.04)	(0.01)

Net realized and unrealized gain (loss) on investments	(4.59)	1.66	0.58	1.45	0.68	3.46

Total from investment operations	(4.65)	1.57	0.52	1.38	0.64	3.45

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(0.90)	(0.69)	—	(0.50)	—	—

Total distributions	(0.90)	(0.69)	—	(0.50)	—	—

Net asset value, end of period	$8.45	$14.00	$13.12	$12.60	$11.72	$11.08

Total return(a)	(35.27%)	12.51%	4.13%	12.02%	5.78%	45.22%

Ratios and supplemental data:

Net assets, end of period (000)	$7,295	$14,364	$15,621	$14,999	$12,991	$6,894

Ratio of net expenses to average net assets	2.23%	2.21%	2.21%*	2.22%	2.36%	2.50%

Ratio of net investment income (loss) to average net assets	(0.51%)	(0.70%)	(0.79%)*	(0.65%)	(0.68%)	(1.15%)

Ratio of gross expenses to average net assets prior to expense reductions	2.24%	2.21%	2.21%*	2.22%	2.36%	2.77%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

PROSPECTUS	March 1, 2009	109

Calamos Blue Chip Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.82	$12.75	$12.12	$10.91	$10.27	$10.00

Income from investment operations:
Net investment income (loss)	0.06 #	0.04 #	0.02	0.02	0.02	(0.01)

Net realized and unrealized gain (loss) on investments	(5.05)	2.11	0.61	1.19	0.63	0.28

Total from investment operations	(4.99)	2.15	0.63	1.21	0.65	0.27

Distributions:

Dividends from net investment income	(0.03)	(0.04)	—	—	(0.01)	—

Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—

Total distributions	(0.92)	(0.08)	—	—	(0.01)	—

Net asset value, end of period	$8.91	$14.82	$12.75	$12.12	$10.91	$10.27

Total return(a)	(35.66%)	16.93%	5.20%	11.09%	6.33%	2.70%

Ratios and supplemental data:

Net assets, end of period (000)	$67,229	$107,955	$105,014	$95,552	$76,809	$28,499

Ratio of net expenses to average net assets	1.45%	1.44%	1.43%*	1.46%	1.70%	1.75%*

Ratio of net investment income (loss) to average net assets	0.49%	0.33%	0.29%*	0.16%	0.25%	(0.42%)*

Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.45%	1.43%*	1.46%	1.70%	2.56%*

			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	39.8%	45.9%	25.5%	27.7%	37.6%	4.3%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

110	CALAMOS FAMILY OF FUNDS

Calamos Blue Chip Fund

	CLASS B
			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.44	$12.49	$11.92	$10.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	(0.03)#	(0.06)#	(0.05)	(0.07)	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	(4.89)	2.05	0.62	1.17	0.60	0.27

Total from investment operations	(4.92)	1.99	0.57	1.10	0.57	0.25

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—

Total distributions	(0.89)	(0.04)	—	—	—	—

Net asset value, end of period	$8.63	$14.44	$12.49	$11.92	$10.82	$10.25

Total return(a)	(36.08%)	15.96%	4.78%	10.17%	5.56%	2.50%

Ratios and supplemental data:

Net assets, end of period (000)	$4,833	$8,694	$8,007	$8,452	$7,219	$3,894

Ratio of net expenses to average net assets	2.20%	2.19%	2.18%*	2.21%	2.45%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.26%)	(0.42%)	(0.46%)*	(0.59%)	(0.50%)	(1.17%)*

Ratio of gross expenses to average net assets prior to expense reductions	2.21%	2.20%	2.18%*	2.21%	2.45%	3.31%*

	CLASS C
			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.45	$12.49	$11.93	$10.82	$10.25	$10.00

Income from investment operations:

Net investment income (loss)	(0.03)#	(0.06)#	(0.04)	(0.07)	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	(4.90)	2.06	0.60	1.18	0.60	0.27

Total from investment operations	(4.93)	2.00	0.56	1.11	0.57	0.25

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—

Total distributions	(0.89)	(0.04)	—	—	—	—

Net asset value, end of period	$8.63	$14.45	$12.49	$11.93	$10.82	$10.25

Total return(a)	(36.13%)	16.04%	4.69%	10.26%	5.56%	2.50%

Ratios and supplemental data:

Net assets, end of period (000)	$8,489	$14,389	$14,430	$14,233	$12,337	$4,822

Ratio of net expenses to average net assets	2.20%	2.19%	2.18%*	2.21%	2.45%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.26%)	(0.42%)	(0.46%)*	(0.59%)	(0.50%)	(1.17%)*

Ratio of gross expenses to average net assets prior to expense reductions	2.21%	2.20%	2.18%*	2.21%	2.45%	3.31%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	111

Calamos Multi-Fund Blend

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			June 28,
			2006∧
	Year Ended		through
	October 31,		October 31,

	2008	2007	2006

Net asset value, beginning of period	$13.44	$10.92	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)#	(0.04)	(0.01)

Net realized and unrealized gain (loss) on investments	(5.47)	2.56	0.93

Total from investment operations	(5.49)	2.52	0.92

Distributions:

Dividends from net investment income	(0.06)	—	—

Dividends from net realized gains	(0.10)	—	—

Total distributions	(0.16)	—	—

Net asset value, end of period	$7.79	$13.44	$10.92

Total return(a)	(41.28%)	23.08%	9.20%

Ratios and supplemental data:

Net assets, end of period (000)	$8,035	$19,034	$3,934

Ratio of net expenses to average net assets	0.50%	0.50%	0.50%*

Ratio of net investment income (loss) to average net assets	(0.17%)	(0.50%)	(0.50%)*

Ratio of gross expenses to average net assets prior to expense reductions	0.76%	1.27%	10.91%*

			June 28,
			2006∧
	Year Ended		through
	October 31,		October 31,

	2008	2007	2006

Portfolio turnover rate	37.7%	9.9%	0.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

112	CALAMOS FAMILY OF FUNDS

Calamos Multi-Fund Blend

	CLASS B			CLASS C
			June 28,			June 28,
			2006∧			2006∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	October 31,		October 31,

	2008	2007	2006	2008	2007	2006

Net asset value, beginning of period	$13.31	$10.89	$10.00	$13.31	$10.89	$10.00

Income from investment operations:
Net investment income (loss)	(0.10)#	(0.09)	(0.02)	(0.10)#	(0.10)	(0.02)

Net realized and unrealized gain (loss) on investments	(5.42)	2.51	0.91	(5.42)	2.52	0.91

Total from investment operations	(5.52)	2.42	0.89	(5.52)	2.42	0.89

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(0.10)	—	—	(0.10)	—	—

Total distributions	(0.10)	—	—	(0.10)	—	—

Net asset value, end of period	$7.69	$13.31	$10.89	$7.69	$13.31	$10.89

Total return(a)	(41.73%)	22.22%	8.90%	(41.73%)	22.22%	8.90%

Ratios and supplemental data:

Net assets, end of period (000)	$2,248	$4,772	$715	$5,179	$11,648	$2,032

Ratio of net expenses to average net assets	1.25%	1.25%	1.25%*	1.25%	1.25%	1.25%*

Ratio of net investment income (loss) to average net assets	(0.92%)	(1.25%)	(1.25%)*	(0.92%)	(1.25%)	(1.25%)*

Ratio of gross expenses to average net assets prior to expense reductions	1.51%	2.02%	11.66%*	1.51%	2.02%	(11.66%)*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	113

Calamos 130/30 Equity Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A	CLASS B	CLASS C
	June 20, 2008∧	June 20, 2008∧	June 20, 2008∧
	through	through	through
	October 31,	October 31,	October 31,

	2008	2008	2008

Net asset value, beginning of period	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income (loss)#	(0.01)	(0.04)	(0.04)

Net realized and unrealized gain (loss) on investments	(3.52)	(3.51)	(3.51)

Total from investment operations	(3.53)	(3.55)	(3.55)

Distributions:

Dividends from net investment income	—	—	—

Dividends from net realized gains	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$6.47	$6.45	$6.45

Total return(a)	(35.30%)	(35.50%)	(35.50%)

Ratios and supplemental data:

Net assets, end of period (000)	$887	$673	$663

Ratio of net expenses to average net assets(b)	1.98%*	2.73%*	2.73%*

Ratio of net investment income (loss) to average net assets	(0.48%)*	(1.23%)*	(1.23%)*

Ratio of gross expenses to average net assets prior to waiver of expenses by the Advisor	2.92%*	3.67%*	3.67%*

June 20,
2008∧
through
October 31,

2008

Portfolio turnover rate	72.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

(b)	Includes 0.27% for the period ended October 31, 2008 related to interest and dividend expense on short positions .

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

114	CALAMOS FAMILY OF FUNDS

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PROSPECTUS	March 1, 2009	115

Calamos Global Growth and Income Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$12.83	$10.50	$10.18	$8.27	$8.04	$6.27

Income from investment operations:
Net investment income (loss)#	0.12	0.07	0.04	0.12	0.14	0.13

Net realized and unrealized gain (loss) on investments	(4.88)	2.60	0.38	2.19	0.09	1.65

Total from investment operations	(4.76)	2.67	0.42	2.31	0.23	1.78

Distributions:

Dividends from net investment income	—	—	(0.10)	(0.24)	—	(0.01)

Dividends from net realized gains	(0.72)	(0.34)	—	(0.16)	(0.00)*	—

Total distributions	(0.72)	(0.34)	(0.10)	(0.40)	—	(0.01)

Net asset value, end of period	$7.35	$12.83	$10.50	$10.18	$8.27	$8.04

Total return(a)	(39.08%)	26.17%	4.19%	28.25%	2.90%	28.42%

Ratios and supplemental data:

Net assets, end of period (000)	$300,563	$625,429	$451,280	$387,476	$183,797	$93,830

Ratio of net expenses to average net assets	1.36%	1.38%	1.41%**	1.44%	1.51%	1.69%

Ratio of net investment income (loss) to average net assets	1.12%	0.61%	0.67%**	1.29%	1.78%	1.72%

Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.38%	1.42%**	1.44%	1.51%	1.69%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	117.7%	83.3%	42.2%	59.0%	45.5%	48.5%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

116	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

	CLASS B
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,		Year Ended March 31,

	2008	2007	2006		2006	2005	2004

Net asset value, beginning of period	$13.21	$10.88	$10.57		$8.60	$8.43	$6.63

Income from investment operations:

Net investment income (loss)#	0.04	(0.02)	(0.01)		0.05	0.09	0.08

Net realized and unrealized gain (loss) on investments	(5.01)	2.69	0.40		2.28	0.08	1.73

Total from investment operations	(4.97)	2.67	0.39		2.33	0.17	1.81

Distributions:

Dividends from net investment income	—	—	(0.08)		(0.20)	—	(0.01)

Dividends from net realized gains	(0.72)	(0.34)	—		(0.16)	(0.00)*	—

Total distributions	(0.72)	(0.34)	(0.08)		(0.36)	—	(0.01)

Net asset value, end of period	$7.52	$13.21	$10.88		$10.57	$8.60	$8.43

Total return(a)	(39.57%)	25.23%	3.75%		27.39%	2.06%	27.30%

Ratios and supplemental data:

Net assets, end of period (000)	$52,729	$99,134	$61,675		$52,547	$24,378	$13,878

Ratio of net expenses to average net assets	2.11%	2.13%	2.16	%**	2.19%	2.26%	2.44%

Ratio of net investment income (loss) to average net assets	0.37%	(0.14%)	(0.08	%)**	0.54%	1.03%	0.97%

Ratio of gross expenses to average net assets prior to expense reductions	2.11%	2.13%	2.17	%**	2.19%	2.26%	2.44%

	CLASS C
			April 1,
			2006
			through
	Year Ended October 31,		October 31,		Year Ended March 31,

	2008	2007	2006		2006	2005	2004

Net asset value, beginning of period	$12.45	$10.27	$9.99		$8.15	$7.98	$6.28

Income from investment operations:
Net investment income (loss)#	0.04	(0.02)	(0.00	)*	0.05	0.08	0.07

Net realized and unrealized gain (loss) on investments	(4.71)	2.54	0.37		2.15	0.09	1.64

Total from investment operations	(4.67)	2.52	0.37		2.20	0.17	1.71

Distributions:

Dividends from net investment income	—	—	(0.09)		(0.20)	—	(0.01)

Dividends from net realized gains	(0.72)	(0.34)	—		(0.16)	(0.00)*	—

Total distributions	(0.72)	(0.34)	(0.09)		(0.36)	—	(0.01)

Net asset value, end of period	$7.06	$12.45	$10.27		$9.99	$8.15	$7.98

Total return(a)	(39.58%)	25.27%	3.69%		27.31%	2.17%	27.23%

Ratios and supplemental data:

Net assets, end of period (000)	$236,088	$429,028	$273,198		$221,122	$101,794	$63,425

Ratio of net expenses to average net assets	2.11%	2.13%	2.16	%**	2.19%	2.26%	2.44%

Ratio of net investment income (loss) to average net assets	0.37%	(0.14%)	(0.08	%)**	0.54%	1.03%	0.97%

Ratio of gross expenses to average net assets prior to expense reductions	2.11%	2.13%	2.17	%**	2.19%	2.26%	2.44%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

PROSPECTUS	March 1, 2009	117

Calamos International Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,		March 16,
			2006	Year	2005∧
			through	Ended	through
	Year Ended October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Net asset value, beginning of period	$19.16	$13.34	$13.10	$9.76	$10.00

Income from investment operations:
Net investment income (loss)	0.04 #	0.06	0.03	0.07	0.01

Net realized and unrealized gain (loss) on investments	(9.61)	5.85	0.21	3.33	(0.25)

Total from investment operations	(9.57)	5.91	0.24	3.40	(0.24)

Distributions:

Dividends from net investment income	(0.08)	(0.05)	—	(0.06)	—

Dividends from net realized gains	(0.61)	(0.04)	—	—	—

Total distributions	(0.69)	(0.09)	—	(0.06)	—

Net asset value, end of period	$8.90	$19.16	$13.34	$13.10	$9.76

Total return(a)	(51.67%)	44.59%	1.83%	34.87%	(2.40%)

Ratios and supplemental data:

Net assets, end of period (000)	$130,686	$270,864	$163,662	$127,471	$43,722

Ratio of net expenses to average net assets	1.48%	1.49%	1.52%*	1.62%	1.75%*

Ratio of net investment income (loss) to average net assets	0.25%	0.40%	0.49%*	0.80%	2.00%*

Ratio of gross expenses to average net assets prior to expense reductions	1.48%	1.49%	1.53%*	1.62%	3.00%*

			April 1,		March 16,
			2006		2005∧
	Year Ended		through	Year Ended	through
	October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Portfolio turnover rate	87.7%	80.1%	39.5%	49.3%	0.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

118	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

	CLASS B
			April 1,		March 16,
			2006	Year	2005∧
	Year Ended		through	Ended	through
	October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Net asset value, beginning of period	$18.88	$13.20	$13.02	$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.07)#	(0.04)	(0.01)	0.01	0.01

Net realized and unrealized gain (loss) on investments	(9.46)	5.76	0.19	3.29	(0.25)

Total from investment operations	(9.53)	5.72	0.18	3.30	(0.24)

Distributions:

Dividends from net investment income	—	—	—	(0.04)	—

Dividends from net realized gains	(0.61)	(0.04)	—	—	—

Total distributions	(0.61)	(0.04)	—	(0.04)	—

Net asset value, end of period	$8.74	$18.88	$13.20	$13.02	$9.76

Total return(a)	(52.02%)	43.49%	1.38%	33.81%	(2.40%)

Ratios and supplemental data:

Net assets, end of period (000)	$15,978	$40,659	$19,227	$11,928	$98

Ratio of net expenses to average net assets	2.23%	2.24%	2.27%*	2.37%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.50%)	(0.35%)	(0.26%)*	0.05%	1.25%*

Ratio of gross expenses to average net assets prior to expense reductions	2.23%	2.24%	2.28%*	2.37%	3.75%*

	CLASS C
			April 1,		March 16,
			2006	Year	2005∧
	Year Ended		through	Ended	through
	October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Net asset value, beginning of period	$18.85	$13.18	$13.00	$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.07)#	(0.04)	(0.01)	0.02	0.01

Net realized and unrealized gain (loss) on investments	(9.45)	5.75	0.19	3.27	(0.25)

Total from investment operations	(9.52)	5.71	0.18	3.29	(0.24)

Distributions:

Dividends from net investment income	—	—	—	(0.05)	—

Dividends from net realized gains	(0.61)	(0.04)	—	—	—

Total distributions	(0.61)	(0.04)	—	(0.05)	—

Net asset value, end of period	$8.72	$18.85	$13.18	$13.00	$9.76

Total return(a)	(52.05%)	43.48%	1.38%	33.73%	(2.40%)

Ratios and supplemental data:

Net assets, end of period (000)	$43,401	$96,202	$56,899	$38,959	$98

Ratio of net expenses to average net assets	2.23%	2.24%	2.27%*	2.37%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.50%)	(0.35%)	(0.26%)*	0.05%	1.25%*

Ratio of gross expenses to average net assets prior to expense reductions	2.23%	2.24%	2.28%*	2.37%	3.75%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	119

Calamos Global Equity Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A		CLASS B		CLASS C
		March 1,		March 1,		March 1,
	Year	2007∧	Year	2007∧	Year	2007∧
	Ended	through	Ended	through	Ended	through
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,

	2008	2007	2008	2007	2008	2007

Net asset value, beginning of period	$13.44	$10.00	$13.36	$10.00	$13.37	$10.00

Income from investment operations:
Net investment income (loss)#	(0.06)	(0.02)	(0.14)	(0.08)	(0.14)	(0.08)

Net realized and unrealized gain (loss) on investments	(6.22)	3.46	(6.16)	3.44	(6.16)	3.45

Total from investment operations	(6.28)	3.44	(6.30)	3.36	(6.30)	3.37

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$7.16	$13.44	$7.06	$13.36	$7.07	$13.37

Total return(a)	(46.73%)	34.40%	(47.16%)	33.60%	(47.12%)	33.70%

Ratios and supplemental data:

Net assets, end of period (000)	$23,904	$42,097	$1,531	$2,529	$4,339	$3,261

Ratio of net expenses to average net assets	1.82%	1.75%*	2.57%	2.50%*	2.57%	2.50%*

Ratio of net investment income (loss) to average net assets	(0.52%)	(0.30%)*	(1.27%)	(1.05%)*	(1.27%)	(1.05%)*

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.92%*	2.57%	2.67%*	2.57%	2.67%*

		March 1,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Portfolio turnover rate	83.7%	45.8%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

120	CALAMOS FAMILY OF FUNDS

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PROSPECTUS	March 1, 2009	121

Calamos Evolving World Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A	CLASS B		CLASS C
	August 15,	August 15,		August 15,
	2008∧	2008∧		2008∧
	through	through		through
	October 31,	October 31,		October 31,

	2008	2008		2008

Net asset value, beginning of period	$10.00	$10.00		$10.00

Income from investment operations:
Net investment income (loss)#	0.01	(0.00	)*	(0.00	)*

Net realized and unrealized gain (loss) on investments	(2.68)	(2.68)		(2.68)

Total from investment operations	(2.67)	(2.68)		(2.68)

Distributions:

Dividends from net investment income	—	—		—

Dividends from net realized gains	—	—		—

Total distributions	—	—		—

Net asset value, end of period	$7.33	$7.32		$7.32

Total return(a)	(26.70%)	(26.80%)		(26.80%)

Ratios and supplemental data:

Net assets, end of period (000)	$1,194	$732		$734

Ratio of net expenses to average net assets	1.68%**	2.43	%**	2.43	%**

Ratio of net investment income (loss) to average net assets	0.71%**	(0.04	%)**	(0.04	%)**

Ratio of gross expenses to average net assets prior to waiver of expenses by the Advisor	3.01%**	3.76	%**	3.76	%**

August 15,
2008∧
through
October 31,

2008

Portfolio turnover rate	1.2%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005

**	Annualized

∧	Commencement of operations

122	CALAMOS FAMILY OF FUNDS

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PROSPECTUS	March 1, 2009	123

Calamos Convertible Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,
			2006
			Through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$20.77	$19.98	$19.98	$20.42	$22.18	$17.15

Income from investment operations:
Net investment income (loss)	0.42 #	0.41 #	0.20 #	0.33	0.40	0.51

Net realized and unrealized gain (loss) on investments	(6.52)	2.33	0.32	1.78	(0.76)	5.13

Total from investment operations	(6.10)	2.74	0.52	2.11	(0.36)	5.64

Distributions:

Dividends from net investment income	(0.48)	(0.86)	(0.52)	(0.93)	(0.36)	(0.61)

Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—

Total distributions	(0.54)	(1.95)	(0.52)	(2.55)	(1.40)	(0.61)

Net asset value, end of period	$14.13	$20.77	$19.98	$19.98	$20.42	$22.18

Total return(a)	(30.12%)	14.80%	2.70%	10.97%	(1.69%)	33.16%

Ratios and supplemental data:

Net assets, end of period (000)	$222,243	$297,122	$356,203	$400,392	$498,262	$629,461

Ratio of net expenses to average net assets	1.14%	1.13%	1.12%*	1.12%	1.11%	1.15%

Ratio of net investment income (loss) to average net assets	2.22%	2.11%	1.78%*	1.85%	1.80%	2.36%

Ratio of gross expenses to average net assets prior to expense reductions	1.15%	1.13%	1.12%*	1.12%	1.11%	1.15%

			April 1,
			2006
	Year Ended		Through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	90.9%	92.7%	33.7%	63.4%	50.6%	67.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

124	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund

	CLASS B
			April 1,
			2006
	Year Ended		Through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$24.27	$23.02	$22.90	$23.04	$24.88	$19.18

Income from investment operations:
Net investment income (loss)	0.32 #	0.31 #	0.14 #	0.24	0.26	0.37

Net realized and unrealized gain (loss) on investments	(7.62)	2.71	0.37	1.99	(0.84)	5.77

Total from investment operations	(7.30)	3.02	0.51	2.23	(0.58)	6.14

Distributions:

Dividends from net investment income	(0.43)	(0.68)	(0.39)	(0.75)	(0.22)	(0.44)

Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—

Total distributions	(0.49)	(1.77)	(0.39)	(2.37)	(1.26)	(0.44)

Net asset value, end of period	$16.48	$24.27	$23.02	$22.90	$23.04	$24.88

Total return(a)	(30.66%)	13.91%	2.24%	10.18%	(2.43%)	32.16%

Ratios and supplemental data:

Net assets, end of period (000)	$67,313	$129,258	$153,263	$171,282	$194,383	$229,323

Ratio of net expenses to average net assets	1.89%	1.88%	1.87%*	1.87%	1.86%	1.90%

Ratio of net investment income (loss) to average net assets	1.47%	1.36%	1.03%*	1.10%	1.05%	1.61%

Ratio of gross expenses to average net assets prior to expense reductions	1.90%	1.88%	1.87%*	1.87%	1.86%	1.90%

	CLASS C
			April 1,
			2006
			Through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$20.82	$20.02	$19.99	$20.42	$22.22	$17.19

Income from investment operations:
Net investment income (loss)	0.28 #	0.27 #	0.12 #	0.18	0.23	0.33

Net realized and unrealized gain (loss) on investments	(6.51)	2.33	0.32	1.79	(0.76)	5.16

Total from investment operations	(6.23)	2.60	0.44	1.97	(0.53)	5.49

Distributions:

Dividends from net investment income	(0.44)	(0.71)	(0.41)	(0.78)	(0.23)	(0.46)

Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—

Total distributions	(0.50)	(1.80)	(0.41)	(2.40)	(1.27)	(0.46)

Net asset value, end of period	$14.09	$20.82	$20.02	$19.99	$20.42	$22.22

Total return(a)	(30.62%)	13.93%	2.23%	10.20%	(2.45%)	32.11%

Ratios and supplemental data:

Net assets, end of period (000)	$164,363	$268,809	$310,918	$346,000	$415,044	$522,146

Ratio of net expenses to average net assets	1.89%	1.88%	1.87%*	1.87%	1.86%	1.90%

Ratio of net investment income (loss) to average net assets	1.47%	1.36%	1.03%*	1.10%	1.05%	1.61%

Ratio of gross expenses to average net assets prior to expense reductions	1.90%	1.88%	1.87%*	1.87%	1.86%	1.90%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

PROSPECTUS	March 1, 2009	125

Calamos Market Neutral Income Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$13.31	$12.77	$12.67	$13.02	$14.45	$14.14

Income from investment operations:
Net investment income (loss)	0.30 #	0.47 #	0.30 #	0.55 #	0.33	0.51

Net realized and unrealized gain (loss) on investments	(2.13)	0.51	0.13	0.09	(0.46)	0.87

Total from investment operations	(1.83)	0.98	0.43	0.64	(0.13)	1.38

Distributions:

Dividends from net investment income	(0.51)	(0.44)	(0.33)	(0.99)	(0.82)	(0.76)

Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)

Total distributions	(0.51)	(0.44)	(0.33)	(0.99)	(1.30)	(1.07)

Net asset value, end of period	$10.97	$13.31	$12.77	$12.67	$13.02	$14.45

Total return(a)	(14.22%)	7.81%	3.45%	5.20%	(1.03%)	10.11%

Ratios and supplemental data:

Net assets, end of period (000)	$815,845	$1,012,912	$497,161	$254,292	$279,737	$402,820

Ratio of net expenses to average net assets(b)	1.12%	1.18%	1.25%*	1.57%	1.32%	1.51%

Ratio of net investment income (loss) to average net assets	2.40%	3.63%	4.03%*	4.34%	3.45%	3.64%

Ratio of gross expenses to average net assets prior to expense reductions(b)	1.13%	1.19%	1.25%*	1.57%	1.32%	1.51%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	112.0%	104.7%	78.4%	137.1%	74.4%	123.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.04%, 0.08%, 0.10%, 0.43%, 0.18%, and 0.36%, for the years ended October 31, 2008 and 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Annualized

126	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

	CLASS B
			April 1, 2006
	Year Ended		through
	October 31,		October 31,		Year Ended March 31,

	2008	2007	2006		2006	2005	2004

Net asset value, beginning of period	$13.90	$13.31	$13.18		$13.51	$14.95	$14.60

Income from investment operations:
Net investment income (loss)	0.22 #	0.39 #	0.25	#	0.47 #	0.33	0.42

Net realized and unrealized gain (loss) on investments	(2.23)	0.53	0.14		0.08	(0.56)	0.89

Total from investment operations	(2.01)	0.92	0.39		0.55	(0.23)	1.31

Distributions:

Dividends from net investment income	(0.41)	(0.33)	(0.26)		(0.88)	(0.73)	(0.65)

Dividends from net realized gains	—	—	—		—	(0.48)	(0.31)

Total distributions	(0.41)	(0.33)	(0.26)		(0.88)	(1.21)	(0.96)

Net asset value, end of period	$11.48	$13.90	$13.31		$13.18	$13.51	$14.95

Total return(a)	(14.84%)	7.04%	3.00%		4.33%	(1.66%)	9.22%

Ratios and supplemental data:

Net assets, end of period (000)	$43,852	$52,502	$46,453		$35,076	$40,019	$50,429

Ratio of net expenses to average net assets(b)	1.87%	1.93%	2.00	%*	2.32%	2.07%	2.26%

Ratio of net investment income (loss) to average net assets	1.65%	2.88%	3.28	%*	3.59%	2.70%	2.89%

Ratio of gross expenses to average net assets prior to expense reductions(b)	1.88%	1.94%	2.00	%*	2.32%	2.07%	2.26%

	CLASS C
			April 1, 2006
			through
	Year Ended October 31,		October 31,		Year Ended March 31,

	2008	2007	2006		2006	2005	2004

Net asset value, beginning of period	$13.48	$12.93	$12.83		$13.17	$14.61	$14.29

Income from investment operations:
Net investment income (loss)	0.21 #	0.38 #	0.25	#	0.46 #	0.24	0.41

Net realized and unrealized gain (loss) on investments	(2.16)	0.51	0.12		0.08	(0.47)	0.87

Total from investment operations	(1.95)	0.89	0.37		0.54	(0.23)	1.28

Distributions:

Dividends from net investment income	(0.41)	(0.34)	(0.27)		(0.88)	(0.73)	(0.65)

Dividends from net realized gains	—	—	—		—	(0.48)	(0.31)

Total distributions	(0.41)	(0.34)	(0.27)		(0.88)	(1.21)	(0.96)

Net asset value, end of period	$11.12	$13.48	$12.93		$12.83	$13.17	$14.61

Total return(a)	(14.84%)	7.01%	2.97%		4.37%	(1.69%)	9.24%

Ratios and supplemental data:

Net assets, end of period (000)	$363,213	$457,924	$309,142		$162,218	$129,352	$185,568

Ratio of net expenses to average net assets(b)	1.87%	1.93%	2.00	%*	2.32%	2.07%	2.26%

Ratio of net investment income (loss) to average net assets	1.65%	2.88%	3.28	%*	3.59%	2.70%	2.89%

Ratio of gross expenses to average net assets prior to expense reductions(b)	1.88%	1.94%	2.00	%*	2.32%	2.07%	2.26%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.04%, 0.08%, 0.10%, 0.43%, 0.18%, and 0.36%, for the years ended October 31, 2008 and 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Annualized

PROSPECTUS	March 1, 2009	127

Calamos High Yield Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$10.96	$10.71	$10.83	$10.75	$10.86	$9.60

Income from investment operations:
Net investment income (loss)	0.55 #	0.61	0.34	0.60	0.67	0.69

Net realized and unrealized gain (loss) on investments	(3.44)	0.34	0.00	0.33	(0.07)	1.28

Total from investment operations	(2.89)	0.95	0.34	0.93	0.60	1.97

Distributions:

Dividends from net investment income	(0.73)	(0.64)	(0.46)	(0.72)	(0.56)	(0.71)

Dividends from net realized gains	(0.23)	(0.06)	—	(0.13)	(0.15)	—

Total distributions	(0.96)	(0.70)	(0.46)	(0.85)	(0.71)	(0.71)

Net asset value, end of period	$7.11	$10.96	$10.71	$10.83	$10.75	$10.86

Total return(a)	(28.60%)	9.16%	3.32%	9.11%	5.67%	20.87%

Ratios and supplemental data:

Net assets, end of period (000)	$90,995	$186,816	$147,400	$152,382	$119,798	$97,993

Ratio of net expenses to average net assets	1.21%	1.19%	1.17%*	1.19%	1.24%	1.30%

Ratio of net investment income (loss) to average net assets	5.69%	5.39%	5.50%*	5.70%	6.26%	7.04%

Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.20%	1.17%*	1.19%	1.24%	1.30%

			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Portfolio turnover rate	47.5%	74.1%	27.1%	73.1%	39.7%	44.2%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

128	CALAMOS FAMILY OF FUNDS

Calamos High Yield Fund

	CLASS B
			April 1, 2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$11.28	$11.00	$11.10	$10.99	$11.11	$9.82

Income from investment operations:
Net investment income (loss)	0.50 #	0.50	0.31	0.54	0.61	0.63

Net realized and unrealized gain (loss) on investments	(3.55)	0.39	(0.01)	0.34	(0.08)	1.29

Total from investment operations	(3.05)	0.89	0.30	0.88	0.53	1.92

Distributions:

Dividends from net investment income	(0.65)	(0.55)	(0.40)	(0.64)	(0.50)	(0.63)

Dividends from net realized gains	(0.23)	(0.06)	—	(0.13)	(0.15)	—

Total distributions	(0.88)	(0.61)	(0.40)	(0.77)	(0.65)	(0.63)

Net asset value, end of period	$7.35	$11.28	$11.00	$11.10	$10.99	$11.11

Total return(a)	(29.06%)	8.32%	2.84%	8.37%	4.83%	19.89%

Ratios and supplemental data:

Net assets, end of period (000)	$14,956	$27,806	$33,499	$31,960	$28,228	$26,657

Ratio of net expenses to average net assets	1.96%	1.94%	1.92%*	1.94%	1.99%	2.05%

Ratio of net investment income (loss) to average net assets	4.94%	4.64%	4.75%*	4.95%	5.51%	6.29%

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.95%	1.92%*	1.94%	1.99%	2.05%

	CLASS C
			April 1, 2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$11.22	$10.95	$11.05	$10.94	$11.06	$9.78

Income from investment operations:
Net investment income (loss)	0.49 #	0.48	0.30	0.54	0.61	0.62

Net realized and unrealized gain (loss) on investments	(3.52)	0.40	—	0.33	(0.08)	1.29

Total from investment operations	(3.03)	0.88	0.30	0.87	0.53	1.91

Distributions:

Dividends from net investment income	(0.65)	(0.55)	(0.40)	(0.63)	(0.50)	(0.63)

Dividends from net realized gains	(0.23)	(0.06)	—	(0.13)	(0.15)	—

Total distributions	(0.88)	(0.61)	(0.40)	(0.76)	(0.65)	(0.63)

Net asset value, end of period	$7.31	$11.22	$10.95	$11.05	$10.94	$11.06

Total return(a)	(29.03%)	8.27%	2.85%	8.37%	4.87%	19.88%

Ratios and supplemental data:

Net assets, end of period (000)	$28,261	$48,377	$60,486	$65,089	$70,922	$67,593

Ratio of net expenses to average net assets	1.96%	1.94%	1.92%*	1.94%	1.99%	2.05%

Ratio of net investment income (loss) to average net assets	4.94%	4.64%	4.75%*	4.95%	5.51%	6.29%

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.95%	1.92%*	1.94%	1.99%	2.05%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

PROSPECTUS	March 1, 2009	129

Calamos Total Return Bond Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A		CLASS B
		June 27,		June 27,
	Year	2007∧	Year	2007∧
	Ended	through	Ended	through
	October 31,	October 31,	October 31,	October 31,

	2008	2007	2008	2007

Net asset value, beginning of period	$10.25	$10.00	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.33 #	0.15	0.26 #	0.12

Net realized and unrealized gain (loss) on investments	(0.35)	0.25	(0.36)	0.25

Total from investment operations	(0.02)	0.40	(0.10)	0.37

Distributions:

Dividends from net investment income	(0.41)	(0.15)	(0.33)	(0.12)

Dividends from net realized gains	—	—	—	—

Total distributions	(0.41)	(0.15)	(0.33)	(0.12)

Net asset value, end of period	$9.82	$10.25	$9.82	$10.25

Total return(a)	(0.33%)	4.00%	(1.07%)	3.74%

Ratios and supplemental data:

Net assets, end of period (000)	$55,858	$39,590	$12,539	$1,983

Ratio of net expenses to average net assets	0.83%	0.90%*	1.58%	1.65%*

Ratio of net investment income (loss) to average net assets	3.24%	4.11%*	2.49%	3.36%*

Ratio of gross expenses to average net assets prior to expense reductions	1.13%	1.66%*	1.88%	2.41%*

		June 27,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Portfolio turnover rate	678.6%	235.8%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

130	CALAMOS FAMILY OF FUNDS

Calamos Total Return Bond Fund

	CLASS C
		June 27,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.25 #	0.12

Net realized and unrealized gain (loss) on investments	(0.35)	0.25

Total from investment operations	(0.10)	0.37

Distributions:

Dividends from net investment income	(0.33)	(0.12)

Dividends from net realized gains	—	—

Total distributions	(0.33)	(0.12)

Net asset value, end of period	$9.82	$10.25

Total return(a)	(1.07%)	3.74%

Ratios and supplemental data:

Net assets, end of period (000)	$19,018	$1,527

Ratio of net expenses to average net assets	1.58%	1.65%*

Ratio of net investment income (loss) to average net assets	2.49%	3.36%*

Ratio of gross expenses to average net assets prior to expense reductions	1.88%	2.41%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	131

If you would like more information about the Funds, the following resources are available upon request, free of charge.

Additional information about the Funds' investments will be available in the Funds' semiannual and annual reports to shareholders. The semiannual report will contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the six months ended April 30, 2009. The annual report will contain a similar discussion for the one-year period ended October 31, 2009.

The Statement of Additional Information provides more detailed information about the Funds and, except for the information in the section entitled "Financial Statements," is incorporated into this prospectus by reference.

Copies of the reports and the Statement of Additional Information are available, without charge, upon request by calling 800.582.6959 or by visiting the Funds' website at www.calamos.com. You can request other information and discuss your questions about the Funds by contacting Calamos Financial Services LLC at:

Calamos Financial Services LLC
2020 Calamos Court
Naperville, Illinois 60563
Telephone: 800.582.6959

You can review the Funds' reports and Statement of Additional Information at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for free from the EDGAR database on the Commission's Internet website at http://www.sec.gov, or for a duplicating fee by calling or writing to:

Public Reference Section of the Commission
Washington, D.C. 20549-0102
Telephone: 202.942.8090
E-mail: publicinfo@sec.gov

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
800.582.6959

VISIT OUR WEB-SITE
www.calamos.com

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K&L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved. Calamos® Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.

MFPRO 1317 2009 811-05433

CALAMOS®

Investment strategies for
your serious money®

Calamos Family of Funds

Class I Shares
Class R Shares

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Value Fund

Calamos Blue Chip Fund

Calamos Multi-Fund Blend

Calamos 130/30 Equity Fund

Calamos Global Growth and Income Fund

Calamos International Growth Fund

Calamos Global Equity Fund

Calamos Evolving World Growth Fund

Calamos Convertible Fund

Calamos Market Neutral Income Fund

Calamos High Yield Fund

Calamos Total Return Bond Fund

Prospectus March 1, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Funds	3
Calamos Growth Fund (CGRIX)	4
Calamos Growth and Income Fund (CGIIX)	8
Calamos Value Fund (CVAIX)	14
Calamos Blue Chip Fund (CBCIX)	18
Calamos Multi-Fund Blend (CMQIX)	22
Calamos 130/30 Equity Fund (CELIX)	28
Calamos Global Growth and Income Fund (CGCIX)	32
Calamos International Growth Fund (CIGIX)	38
Calamos Global Equity Fund (CIGEX)	43
Calamos Evolving World Growth Fund (CNWIX)	48
Calamos Convertible Fund (CICVX)	53
Calamos Market Neutral Income Fund (CMNIX)	59
Calamos High Yield Fund (CIHYX)	66
Calamos Total Return Bond Fund (CTRIX)	71
Principal Risks of Investing in a Fund	83
Fund Facts	88
Who manages the Funds?	88
What classes of shares do the Funds offer?	90
How can I buy shares?	92
How can I sell (redeem) shares?	93
Transaction information	96
Distributions and taxes	99
Other Information	100
Financial Highlights	102
For More Information	back cover

The Funds

What are the investment objectives and principal strategies common to the Funds?
Each Fund described in this prospectus has different investment objectives and strategies, and may invest in different securities. The Funds differ principally in (i) how important growth potential and/or current income is considered when selecting investments, (ii) the types of securities selected as investments, such as convertible, fixed-income, equity or foreign securities, and (iii) the risks involved with an investment in a Fund. In seeking to meet the Funds’ respective investment objectives, the Funds’ investment adviser utilizes highly disciplined institutional management strategies designed to help enhance investment returns while managing risk. As part of these strategies, an in-depth proprietary analysis is employed on an issuing company and its securities. At the portfolio level, risk management tools are also used, such as diversification across companies, sectors and industries to achieve a risk-reward profile suitable for each Fund’s objectives.

A Fund’s investment objectives may not be changed without the approval of a “majority of the outstanding” shares of that Fund, as defined in the Investment Company Act of 1940. There can be no assurance that a Fund will achieve its objectives.

PROSPECTUS	March 1, 2009	3

Calamos Growth Fund (CGRIX)

What are the investment objective and principal strategies of the Fund?
Growth Fund’s investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser’s opinion, offer the best opportunities for growth, provided such securities satisfy certain criteria. First, the Fund’s investment adviser uses quantitative screens to identify companies with high growth rates relative to their industry. Next, it screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The Fund’s investment adviser then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction, including diversification and how individual securities may fit in the overall portfolio.

The Fund anticipates that substantially all of its portfolio will consist of securities of companies with large and mid-sized market capitalizations. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. The Fund invests primarily in equity securities issued by U.S. companies.

When buying and selling securities, the Fund focuses on a company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes. The Fund’s investment adviser performs its own fundamental analysis, in addition to relying upon outside sources.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Mid-Sized Company Investments and Risks. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

4	CALAMOS FAMILY OF FUNDS

Calamos Growth Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS GROWTH FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 48.23% (the 4th quarter of 1999), and the Fund’s lowest return for a calendar quarter was –28.38% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2008 and since Class I’s inception compared with broad measures of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION*
Class I

Return before taxes	–50.16%	–4.12%	7.65%	8.22%

Return after taxes on distributions	–50.16%	–4.65%	6.91%	6.77%

Return after taxes on distributions and sale of Fund shares	–32.60%	–3.11%	6.83%	6.74%

Class R

Return before taxes	–50.42%	—	—	–23.35%

S&P 500 Index#	–37.00%	–2.19%	–1.38%	1.26%~

Russell Midcap® Growth Index##	–44.33%	–2.33%	–0.19%	1.05%∧

*	Inception date for Class I shares is 9/18/97, and inception date for Class R shares is 3/1/07.

#	The S&P 500 Index is generally considered representative of the U.S. stock market.

##	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher growth values.

~	Since inception date for Class I shares.

∧	Index data shown is from 9/30/97 (comparative data is available only for full monthly periods).

PROSPECTUS	March 1, 2009	5

Calamos Growth Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.80%	0.80%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(1)	0.17%	0.17%

Total Annual Operating Expenses	0.97%	1.47%

(1)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

6	CALAMOS FAMILY OF FUNDS

Calamos Growth Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	99	309	536	1,190

Class R	150	465	803	1,758

PROSPECTUS	March 1, 2009	7

Calamos Growth and Income Fund (CGIIX)

What are the investment objective and principal strategies of the Fund?
Growth and Income Fund’s investment objective is high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the Fund’s investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from two to ten years. Interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

What are the Fund’s significant investments, investment-related activities and their related risks?
Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

8	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by

PROSPECTUS	March 1, 2009	9

Calamos Growth and Income Fund

whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS GROWTH AND INCOME FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 34.57% (the 4th quarter of 1999), and the Fund’s lowest return for a calendar quarter was –14.65% (the 4th quarter of 2008).

10	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2008 and since Class I’s inception compared with broad measures of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION*
Class I

Return before taxes	–30.81%	–0.07%	7.04%	7.93%

Return after taxes on distributions	–31.26%	–1.11%	5.61%	6.10%

Return after taxes on distributions and sales of Fund shares	–19.96%	–0.14%	5.63%	6.11%

Class R

Return before taxes	–31.14%	—	—	–14.11%

S&P 500 Index#	–37.00%	–2.19%	–1.38%	1.26%~

Merrill Lynch All U.S. Convertibles EX Mandatory Index~@	–33.02%	–3.19%	2.21%	2.54%∧

Value Line Convertible Index##	–29.31%	–1.05%	2.10%	1.16%∧

*	Inception date for Class I shares is 9/18/97, and inception date for Class R shares is 3/1/07.

#	The S&P 500 Index is generally considered representative of the U.S. stock market.

##	The Value Line Convertible Index is an equally weighted index of the largest convertibles, representing 90% of the market.

~	The Merrill Lynch All U.S. Convertibles EX Mandatory Index represents the U.S. convertible market excluding mandatory convertibles.

~	Since inception date for Class I shares.

∧	Index data shown is from 9/30/97 (comparative data is available only for full monthly periods).

@	The Merrill Lynch All U.S. Convertible Ex Mandatory Index is replacing the Value Line Convertible Index as the Fund’s secondary benchmark. The investment adviser believes that the Merrill Lynch All U.S. Convertibles Ex Mandatory Index is a more accurate benchmark of the Fund’s investments. The Value Line Convertible Index may be excluded from this comparison in the future.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

PROSPECTUS	March 1, 2009	11

Calamos Growth and Income Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the assets in the Fund. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.66%	0.66%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(1)	0.16%	0.16%

Total Annual Operating Expenses	0.82%	1.32%

(1)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

12	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	84	262	455	1,014

Class R	134	418	724	1,591

PROSPECTUS	March 1, 2009	13

Calamos Value Fund (CVAIX)

What are the investment objective and principal strategies of the Fund?
Value Fund’s investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out stocks that, in the investment adviser’s opinion, are undervalued according to certain financial measurements of their intrinsic value (such as the present value of the company’s future free cash flow).

The Fund anticipates that it will invest primarily in equity securities issued by U.S. companies. The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.

When buying and selling securities, the Fund takes a “bottom-up approach” that focuses on individual stock selection. The Fund uses quantitative research to determine how a company’s stock is valued relative to what the Fund considers to be the company’s intrinsic worth, the financial strength of the company and whether there is a near-term catalyst that could trigger an increase in the stock’s price. The Fund’s investment adviser performs its own fundamental analysis, in addition to depending upon other sources.

In its analysis, the Fund typically considers the company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and also focusing on macro-level investment themes.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Value Securities and Risks. Value stocks involve the risk that they may never reach what the Fund’s investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

14	CALAMOS FAMILY OF FUNDS

Calamos Value Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS VALUE FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 21.24% (the 2nd quarter of 2003), and the Fund’s lowest return for a calendar quarter was –23.08% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-and five-year periods ended December 31, 2008 and since Class I’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class I

Return before taxes	–35.15%	–1.72%	0.23%

Return after taxes on distributions	–35.26%	–2.23%	–0.15%

Return after taxes on distributions and sale of Fund shares	–22.85%	–1.29%	0.32%

Class R

Return before taxes	–35.49%	—	–19.17%

Russell 1000 Value Index#	–36.85%	–0.79%	0.89%∧

*	Inception date for Class I shares is 3/1/02, and inception date for Class R shares is 3/1/07.

#	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

∧	Index data shown is from 2/28/02 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

PROSPECTUS	March 1, 2009	15

Calamos Value Fund

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	1.00%	1.00%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(1)	0.24%	0.24%

Total Annual Operating Expenses	1.24%	1.74%

(1)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

16	CALAMOS FAMILY OF FUNDS

Calamos Value Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	126	393	681	1,500

Class R	177	548	944	2,052

PROSPECTUS	March 1, 2009	17

Calamos Blue Chip Fund (CBCIX)

What are the investment objective and principal strategies of the Fund?
Blue Chip Fund’s investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out a portfolio that opportunistically blends “Blue Chip” growth and value companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings) in “Blue Chip” companies. For this purpose, a Blue Chip company is one whose stock is included in the Standard & Poor’s 500 Stock Index or the Dow Jones Industrial Average or a company with a market capitalization of at least $2 billion that the Fund’s investment adviser believes is well established, well known and financially viable (usually with at least four consecutive quarters of as-reported earnings, excluding discontinued operations and extraordinary items). The Fund invests primarily in equity securities issued by U.S. companies.

When buying and selling growth-oriented securities, the Fund focuses on the company’s earnings growth potential coupled with financial strength and stability. When buying and selling value-oriented securities, the Fund focuses on how a company’s stock is valued relative to what the investment adviser considers to be the company’s worth, the financial strength of the company and whether there is a near-term catalyst that could trigger an increase in the stock’s price. Whether examining growth-oriented or value-oriented securities for selection, the Fund focuses on individual stock selection (referred to as a “bottom-up approach”) and quantitative research.

In its fundamental analysis, the Fund typically considers the company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Value Securities and Risks. Value stocks involve the risk that they may never reach what the Fund’s investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Mid-Sized Company Investments and Risks. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

18	CALAMOS FAMILY OF FUNDS

Calamos Blue Chip Fund

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS BLUE CHIP FUND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 10.37% (the 4th quarter of 2004), and the Fund’s lowest return for a calendar quarter was –21.86% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-and five-year periods ended December 31, 2008 and since Class I’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class I

Return before taxes	–36.75%	–1.90%	–1.74%

Return after taxes on distributions	–36.93%	–2.20%	–2.03%

Return after taxes on distributions and sale of Fund shares	–23.89%	–1.54%	–1.40%

Class R

Return before taxes	–36.98%	—	–17.77%

S&P 500 Index#	–37.00%	–2.19%	–1.38%~

Russell 1000 Growth Index##	–38.44%	–3.42%	–2.72%∧

*	Inception date for Class I shares is 12/01/03, and inception date for Class R shares is 3/1/07.

#	The S&P 500 Index is generally considered representative of the U.S. stock market.

##	The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

~	Since inception date for Class I shares.

∧	Index data shown is from 11/30/03 (comparative data is available only for full monthly periods).

PROSPECTUS	March 1, 2009	19

Calamos Blue Chip Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Management Fees	1.00%	1.00%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(1)	0.21%	0.21%

Total Annual Operating Expenses	1.21%	1.71%

(1)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

20	CALAMOS FAMILY OF FUNDS

Calamos Blue Chip Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	123	384	665	1,466

Class R	174	539	928	2,020

21	CALAMOS FAMILY OF FUNDS

Calamos Multi-Fund Blend (CMQIX)

What are the investment objectives and principal strategies of the Fund?
Multi-Fund Blend’s primary objective is long-term capital growth. Its secondary investment objective is current income. The Fund seeks to achieve its investment objectives by investing primarily in Class I shares of a combination of Calamos Funds (the “underlying funds”) on a fixed percentage basis. This type of mutual fund is sometimes called a “fund of funds.” The Fund targets equal allocations of its assets among Calamos Growth Fund, Calamos Value Fund and Calamos Global Growth and Income Fund — generally, each underlying fund receives approximately one-third of the Fund’s assets.

The Fund does not actively manage its investments in the underlying funds, although the underlying funds’ portfolio investments are actively managed by the investment adviser of the Fund and the underlying funds. The Fund’s investment adviser monitors the Fund’s percentage allocation to the underlying funds on a daily basis to determine whether the Fund’s allocation remains close to its target, but it does not deviate from the Fund’s fixed allocation target. However, because the underlying funds’ investment results vary and may thereby cause the Fund’s actual allocations to stray from its target allocation percentage, the Fund’s investment adviser rebalances the Fund’s allocations to the underlying funds whenever the actual allocations deviate approximately plus or minus 5% from the Fund’s target allocation.

Although the Fund is not an asset allocation fund, its investment adviser may, as it deems appropriate based on economic, market and financial conditions, review the target allocation percentages among the underlying funds and may adjust the amount of its assets invested in each underlying fund as such economic, market and financial conditions warrant. Any changes in the Fund’s target allocation among the underlying funds are expected to be infrequent.

The Fund’s ability to achieve its investment objectives depends on the underlying funds’ ability to achieve their respective investment objectives. There can be no assurance that the underlying funds or the Fund will achieve their investment objectives.

The Fund, indirectly through its investment in the underlying funds, and the underlying funds directly, invest primarily in U.S. and foreign equity and convertible securities. The Fund also invests proceeds awaiting investment into the underlying funds and proceeds from the liquidation of holdings in the underlying funds to fulfill redemption requests in short-term securities. The Fund’s investment in short-term securities is not part of its principal investment strategy.

The investment objectives and principal strategies of Growth Fund are described on page 4, of Value Fund are described on page 14 and of Global Growth and Income Fund are described on page 32 of this prospectus.

What are the Fund’s and the underlying funds’ significant investments, investment-related activities and their risks?
Although the Fund typically intends to invest directly only in the underlying funds, the Fund indirectly is exposed to the underlying funds’ investments, investment-related activities and risks discussed below.

Equity Investments and Risks. The underlying funds may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Value Securities and Risks. Value stocks involve the risk that they may never reach what the underlying funds’ investment adviser believes is their full market value. A value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Mid-Sized and Small Company Investments and Risks. The underlying funds may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

PROSPECTUS	March 1, 2009	22

Calamos Multi-Fund Blend

Foreign Securities and Risks. The underlying funds may invest their net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The underlying funds also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the underlying funds to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the purchaser to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by an underlying fund is called for redemption, the underlying fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, an underlying fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

An underlying fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the underlying funds invest, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the underlying funds. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements.

23	CALAMOS FAMILY OF FUNDS

Calamos Multi-Fund Blend

Under the supervision of the board of trustees, the underlying funds’ investment adviser will determine whether Rule 144A Securities are illiquid. Typically, an underlying fund purchases Rule 144A Securities only if the underlying funds’ investment adviser has determined them to be liquid. If any Rule 144A Security held by an underlying fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The underlying funds may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the underlying funds’ investment adviser, to be of similar quality. The underlying funds may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the underlying fund’s investment in the security, the underlying fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Securities Lending and Risks. The underlying funds may lend their portfolio securities to broker-dealers and banks in order to generate additional income. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the underlying fund. In the event of bankruptcy or other default of a borrower of portfolio securities, an underlying fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the underlying funds’ securities lending agent monitors, and reports to the underlying funds’ investment adviser on, the creditworthiness of the firms to which the underlying funds lend securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the underlying funds may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

Fund of Funds Risk. The Fund’s investment adviser uses a fund of funds strategy to try to achieve the Fund’s investment objectives. There is a risk that the underlying funds in which the Fund invests will not produce the returns that the Fund’s investment adviser expects and that the underlying funds and the Fund will decrease in value. The Fund is not designed to provide comprehensive asset allocation.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

24	CALAMOS FAMILY OF FUNDS

Calamos Multi-Fund Blend

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS MULTI-FUND BLEND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 6.71% (the 2nd quarter of 2007), and the Fund’s lowest return for a calendar quarter was –22.14% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2008 and since Class I’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	SINCE INCEPTION*
Class I

Return before taxes	–40.46%	–10.35%

Return after taxes on distributions	–40.46%	–10.43%

Return after taxes on distributions and sale of Fund shares	–26.30%	–8.65%

Class R

Return before taxes	–40.72%	–19.23%

S&P 500 Index#	–37.00%	–10.19%∧

*	Inception date for Class I shares is 6/28/06, and inception date for Class R shares is 3/1/07.

#	The S&P 500 Index is generally considered representative of the U.S. stock market.

∧	Since inception date for Class I shares.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on

PROSPECTUS	March 1, 2009	25

Calamos Multi-Fund Blend

distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

What are the fees and expenses of the Fund?
The following table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the assets in the Fund. You also bear a portion of the underlying funds’ expenses. There is no duplication of fees among the Fund and the underlying funds except possibly for a negligible overlap in expenses relating to audit and administrative services provided to both the Fund and underlying funds. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Direct Annual Fund Operating Expenses

Management Fees(1)	None	None

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses	0.51%	0.51%

Total Direct Annual Operating Expenses	0.51%	1.01%

Reimbursement of Direct Other Expenses(2)	(0.26%)	(0.26%)

Total Direct Annual Operating Expenses Net of Reimbursement	0.25%	0.75%

Direct and Indirect Annual Fund Operating Expenses

Total Direct Annual Operating Expenses	0.51%	1.01%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(3)	1.10%	1.10%

Total Annual Operating Expenses	1.61%	2.11%

Total Annual Operating Expenses Net of Reimbursement	1.35%	1.85%

(1)	The Fund does not directly bear a management fee, but the Fund indirectly bears the management fee (and other expenses) of the underlying funds.

(2)	Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that the Fund’s direct Other Expenses (before distribution and/or service fees and indirect expenses of acquired funds) after any such reimbursement do not exceed 0.25% for Class I or Class R shares. After such date, the expense limitation may be terminated or revised.

(3)	All classes of shares of the Fund indirectly bear the Class I shares expenses of the underlying funds. Because the amount of the Fund’s assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

26	CALAMOS FAMILY OF FUNDS

Calamos Multi-Fund Blend

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	137	474	843	1,882

Class R	188	627	1,102	2,414

PROSPECTUS	March 1, 2009	27

Calamos 130/30 Equity Fund (CELIX)

What are the investment objective and principal strategies of the Fund?
Calamos 130/30 Equity Fund’s investment objective is long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its managed assets (net assets plus any borrowings for investment purposes) in equity securities, including securities convertible into equity securities. The Fund invests primarily in equity securities issued by U.S. companies.

The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities without regard to market capitalization. The Fund will hold long (purchase) securities that the Fund’s investment adviser believes will outperform the market, and will sell short securities expected to underperform the market. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%. Under normal market conditions, the Fund will seek to invest 130% of its managed assets in equity securities (including securities convertible into equity securities) and sell short equity securities amounting to approximately 30% of its managed assets, but may vary from those targets.

The Fund’s investment adviser employs solely a quantitative-based analysis, based on proprietary quantitative models and using criteria selected and monitored by the investment team.

What are the Fund’s significant investments, investment-related activities and their related risks?
Short Sales and Risks. A short sale is the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. To close out a short sale transaction, the Fund buys the same security at a later date and returns it to the lender of the security. The Fund will profit on the short sale if the Fund buys the replacement security for less than the short sale price, and will lose money if the replacement security costs more than the short sale price. The overall benefit to the Fund will depend on how the short sale performs relative to the market price of securities that the Fund purchased with the sale proceeds. For example, if the market price of the securities that the Fund purchased goes up more than the market price of the security sold short, the Fund will benefit. Conversely, the Fund will not benefit if the market price of the securities purchased goes down more than the market price of securities sold short, even if the short sale itself was closed out at a profit.

Short sales involve the risk that the Fund may incur a loss if the market value of a borrowed security increases between the date of the short sale and the date the Fund replaces the security. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security, together with any transaction costs. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. In addition, the Fund may be unable to implement its investment strategies because of the lack of attractive short sale opportunities. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund. Assets segregated to cover those transactions may decline in value and are not available to meet redemptions.

Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Quantitative Investing Risk. The factors used in quantitative-based analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

28	CALAMOS FAMILY OF FUNDS

Calamos 130/30 Equity Fund

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Portfolio Turnover Risk. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
Performance information has not been presented for the Fund because the Fund has not been operational for at least one full calendar year.

PROSPECTUS	March 1, 2009	29

Calamos 130/30 Equity Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — what classes of shares does the Fund offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Management Fees	1.20%	1.20%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses

Dividend and Interest Expense on Securities Sold Short(1)	0.27%	0.27%

Remainder of Other Expenses	1.20%	1.20%

Total Other Expenses(2)	1.47%	1.47%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(3)	0.09%	0.09%

Total Annual Operating Expenses	2.76%	3.26%

Expense Reimbursement(4)	(0.90)%	(0.90)%

Total Annual Operating Expenses Net of Reimbursement	1.86%	2.36%

(1)	“Dividend and Interest Expense on Securities Sold Short” refers to the value of short dividends paid to securities’ lenders and the financing costs of additional long purchases.

(2)	“Other Expenses,” including dividend and interest expense on securities sold short, are based on estimated amounts for the current fiscal year.

(3)	“Acquired Fund Operating Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund and in certain exchange-traded funds.

(4)	Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that Total Annual Operating Expenses (excluding dividend and interest expense on securities sold short and indirect expenses of acquired funds) after any such reimbursement do not exceed 1.50% for Class I shares and 2.00% for Class R shares. After that date, the expense limitation may be terminated or revised.

30	CALAMOS FAMILY OF FUNDS

Calamos 130/30 Equity Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year and three years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be greater or less than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not you redeemed your shares at the	ONE YEAR	THREE YEARS
end of the period:
Class I	189	742

Class R	239	891

PROSPECTUS	March 1, 2009	31

Calamos Global Growth and Income Fund (CGCIX)

What are the investment objective and principal strategies of the Fund?
Global Growth and Income Fund’s investment objective is high long-term total return through capital appreciation and current income. The Fund invests primarily in a globally-diversified portfolio of convertible, equity and fixed-income securities without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the Fund’s investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

The Fund anticipates that under normal circumstances its investment adviser’s investment process will result in the Fund investing in an internationally-diversified manner, with at least 40% of its assets in securities of foreign issuers. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

What are the Fund’s significant investments, investment-related activities and their related risks?
Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

32	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities generally must be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements.

Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Foreign Securities and Risks. The Fund may invest up to 100% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to

PROSPECTUS	March 1, 2009	33

Calamos Global Growth and Income Fund

be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS GLOBAL GROWTH AND INCOME FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 31.87% (the 4th quarter of 1999), and the Fund’s lowest return for a calendar quarter was –14.45% (the 4th quarter of 2008).

34	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2008 and since Class I’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION*
Class I

Return before taxes	–34.39%	2.53%	5.54%	5.99%

Return after taxes on distributions	–35.11%	1.73%	4.46%	4.75%

Return after taxes on distributions and sale of Fund shares	–22.36%	2.02%	4.39%	4.66%

Class R

Return before taxes	–34.61%	—	—	–14.54%

MSCI World Index#	–40.33%	0.00%	–0.19%	1.60%∧

*	Inception date for Class I shares is 9/18/97, and inception date for Class R shares is 3/1/07.

#	The MSCI World Index (US Dollar) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and its Asia/Pacific region.

∧	Index data shown is from 9/30/97 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

PROSPECTUS	March 1, 2009	35

Calamos Global Growth and Income Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the assets in the Fund. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load)(as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Management Fees	0.96%	0.96%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(1)	0.15%	0.15%

Total Annual Operating Expenses	1.11%	1.61%

(1)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

36	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	113	353	612	1,352

Class R	164	508	876	1,911

PROSPECTUS	March 1, 2009	37

Calamos International Growth Fund (CIGIX)

What are the investment objective and principal strategies of the Fund?
International Growth Fund’s investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser’s opinion, offer some of the best opportunities for growth, both within and outside the U. S., provided such securities satisfy certain criteria. First, the Fund’s investment adviser uses quantitative screens to identify companies with high growth rates relative to their industry. Next, it screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The Fund’s investment adviser then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction, including diversification and how individual securities may fit in the overall portfolio.

The Fund anticipates that under normal circumstances its investment adviser’s investment process will result in the Fund investing in an internationally-diversified manner, with at least 40% of its assets in securities of foreign issuers. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.

When buying and selling the types of securities referenced above, the Fund’s investment adviser focuses on the issuer’s potential for revenue and earnings growth and return on capital as well as the sustainability of these factors. It also typically considers the issuer’s earnings and cashflow forecast and quality of management. The Fund’s investment adviser performs its own fundamental analysis, in addition to relying upon outside sources.

In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Foreign Securities and Risks. The Fund may invest up to 100% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

38	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS INTERNATIONAL GROWTH FUND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 13.36% (the 4th quarter of 2006), and the Fund’s lowest return for a calendar quarter was –26.31% (the 4th quarter of 2008).

PROSPECTUS	March 1, 2009	39

Calamos International Growth Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2008 and since Class I’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	SINCE INCEPTION*
Class I

Return before taxes	–48.10%	–2.04%

Return after taxes on distributions	–48.10%	–2.23%

Return after taxes on distributions and sale of Fund shares	–31.26%	–1.55%

Class R

Return before taxes	–48.30%	–21.80%

MSCI EAFE Growth Index#	–42.46%	–2.27%∧

*	Inception date for Class I shares is 3/16/05, and inception date for Class R shares is 3/1/07.

#	The MCSI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada).

∧	Since inception date for Class I shares.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

40	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fees(1)	1.05%	1.05%

Distribution and/or Service (12b-1) Fees	0.00%	0.50%

Other Expenses(2)	0.18%	0.18%

Total Annual Operating Expenses	1.23%	1.73%

(1)	The management fee is subject to a performance adjustment that may increase or decrease the management fee depending on whether the Fund outperforms or underperforms its benchmark, the MSCI EAFE Growth Index, over the applicable measurement period. Because the performance adjustment is tied to the Fund’s performance relative to that of a benchmark (and not to its absolute performance), the fee payable to the Fund’s investment adviser could increase even if the Fund’s shares lose value and could decrease even if the Fund’s shares increase in value. See “Fund Facts — Who Manages the Funds?” for information regarding the calculation of the performance adjustment.

(2)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

PROSPECTUS	March 1, 2009	41

Calamos International Growth Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	125	390	676	1,489

Class R	176	545	939	2,041

42	CALAMOS FAMILY OF FUNDS

Calamos Global Equity Fund (CIGEX)

What are the investment objective and principal strategies of the Fund?
Global Equity Fund’s investment objective is long-term capital growth. The Fund invests primarily in a globally-diversified portfolio of equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in equity securities, including convertible securities convertible into equity securities.

The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.

The Fund anticipates that, under normal circumstances, the investment adviser’s process will result in the Fund investing in a globally diversified manner, with at least 40% of its assets in securities of foreign issuers. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

When buying and selling growth-oriented securities, the Fund focuses on the company’s earnings growth potential coupled with financial strength and stability. When buying and selling value-oriented securities, the Fund focuses on how a company’s stock is valued relative to what the Fund’s investment adviser considers to be the company’s worth, the financial strength of the issuer and whether there is a near-term catalyst that could trigger an increase in the stock’s price. Whether examining growth-oriented or value-oriented securities for selection, the Fund focuses on individual stock selection (referred to as a “bottom-up approach”) and quantitative research.

In its fundamental analysis, the investment adviser typically considers the company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing the Fund’s portfolio, the investment adviser tries to lower the risks of investing in stocks by also using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes.

What are the Fund’s significant investments, investment-related activities and their related risks?
Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Growth Securities and Risks. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

Value Securities and Risks. Value stocks involve the risk that they may never reach what the Fund’s investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Foreign Securities and Risks. The Fund may invest up to 100% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

PROSPECTUS	March 1, 2009	43

Calamos Global Equity Fund

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS GLOBAL EQUITY FUND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 1.17% (the 2nd quarter of 2008), and the Fund’s lowest return for a calendar quarter was –23.47% (the 4th quarter of 2008).

44	CALAMOS FAMILY OF FUNDS

Calamos Global Equity Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2008 and since Class I’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	SINCE INCEPTION*
Class I

Return before taxes	–45.13%	–18.65%

Return after taxes on distributions	–46.23%	–19.54%

Return after taxes on distributions and sale of Fund shares	–29.35%	–16.13%

Class R

Return before taxes	–45.41%	–19.05%

MSCI World Index#	–40.33%	–20.77%∧

*	Inception date for Class I shares is 3/1/07, and inception date for Class R shares is 3/1/07.

#	The MSCI World Index (US Dollar) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and its Asia/Pacific region.

∧	Since inception date for Class I shares.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

PROSPECTUS	March 1, 2009	45

Calamos Global Equity Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees(1)	1.15%	1.15%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(2)	0.42%	0.42%

Total Annual Operating Expenses	1.57%	2.07%

(1)	The management fee is subject to a performance adjustment that may increase or decrease the management fee depending on whether the Fund outperforms or underperforms its benchmark, the MSCI World Index, over the applicable measurement period. Because the performance adjustment is tied to the Fund’s performance relative to that of a benchmark (and not to its absolute performance), the fee payable to the Fund’s investment adviser could increase even if the Fund’s shares lose value and could decrease even if the Fund’s shares increase in value. See “Fund Facts — Who manages the Funds?” for information regarding the calculation of the performance adjustment.

(2)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

46	CALAMOS FAMILY OF FUNDS

Calamos Global Equity Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	160	496	855	1,868

Class R	210	649	1,114	2,400

PROSPECTUS	March 1, 2009	47

Calamos Evolving World Growth Fund (CNWIX)

What are the investment objective and principal strategies of the Fund?
Evolving World Growth Fund’s investment objective is long-term capital growth. In pursuing the Fund’s investment objective, the Fund’s investment adviser seeks out securities that, in its opinion, offer the best opportunities for growth, provided such securities satisfy certain criteria. First, the Fund’s investment adviser uses quantitative screens to identify companies with high growth rates relative to their industry. Next, it screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The investment adviser then conducts a valuation analysis, using proprietary cashflow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction, including diversification and how individual securities may fit in the overall portfolio.

The Fund anticipates that, under normal circumstances, the investment adviser’s process will result in the Fund investing in a globally diversified manner, with at least 40% of its assets in securities of foreign issuers. The Fund intends to invest at least 35% of its assets in equity, convertible or debt securities of issuers that are organized in emerging market countries. Under normal circumstances, the remaining assets will be invested primarily in (1) equity, convertible or debt securities of companies, regardless of where they are organized, if the Fund’s investment adviser determines that a significant portion (generally, 20% or more) of the assets or revenues of each such company is attributable to emerging market countries and (2) sovereign and agency debt of non-emerging market countries.

When buying and selling securities, the Fund focuses on a company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes. The Fund’s investment adviser performs its own fundamental analysis, in addition to relying upon outside sources.

What are the Fund’s significant investments, investment-related activities and their related risks?
Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Foreign Securities and Risks. The Fund may invest up to 100% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

Equity Investments and Risks. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser

48	CALAMOS FAMILY OF FUNDS

Calamos Evolving World Growth Fund

would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Obligations of Non-U.S. Governments and International Agencies and Risks. The Fund may invest in sovereign debt issued by non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises and in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The Fund may also purchase obligations of the International Bank for Reconstruction and Development, which, although technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.

An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain

PROSPECTUS	March 1, 2009	49

Calamos Evolving World Growth Fund

exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
Performance information has not been presented for the Fund because the Fund has not been operational for at least one full calendar year.

50	CALAMOS FAMILY OF FUNDS

Calamos Evolving World Growth Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — what classes of shares does the Fund offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Management Fees	1.10%	1.10%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(1)	1.66%	1.66%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(2)	0.09%	0.09%

Total Annual Operating Expenses	2.85%	3.35%

Expense Reimbursement(3)	(1.26)%	(1.26)%

Total Annual Operating Expenses Net of Reimbursement	1.59%	2.09%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)	“Acquired Fund Operating Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund.

(3)	Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that Total Annual Operating Expenses (excluding indirect expenses of acquired funds) after any such reimbursement do not exceed 1.50% for Class I shares and 2.00% for Class R shares. After that date, the expense limitation may be terminated or revised.

PROSPECTUS	March 1, 2009	51

Calamos Evolving World Growth Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year and three years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be greater or less than those shown below.

 EXAMPLE OF FUND EXPENSES

	ONE YEAR	THREE YEARS
You would pay the following expenses whether or not you redeemed your shares at the end of the period:
Class I	162	722

Class R	212	872

52	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund (CICVX)

What are the investment objectives and principal strategies of the Fund?
Convertible Fund’s primary objective is current income, with growth as its secondary objective. The Fund invests mainly in a diversified portfolio of convertible securities issued by both U.S. and foreign companies without regard to market capitalization. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in convertible securities. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.

The Fund believes there are various advantages to buying convertible securities, including:

•	the potential for capital appreciation if the value of the underlying common stock increases;

•	the relatively high yield received from dividend or interest payments as compared to common stock dividends; and

•	the relatively lower price volatility as compared to common stock.

The Fund seeks to profit from this strategy by receiving interest on the convertible security and through an increase in the convertible security’s value. The convertible security’s value tends to increase when the market value of the underlying common stock increases.

The Fund typically applies a four-step approach when buying and selling convertible securities:

1.	Evaluating the default risk of the convertible security using traditional credit analysis;

2.	Analyzing the convertible security’s underlying common stock to determine its capital appreciation potential;

3.	Assessing the convertible security’s risk/return potential; and

4.	Evaluating the convertible security’s impact on the Fund’s overall composition and diversification strategy.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer’s financial soundness, ability to make interest and dividend payments, earnings and cashflow forecast and quality of management.

What are the Fund’s significant investments, investment-related activities and their related risks?
Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

PROSPECTUS	March 1, 2009	53

Calamos Convertible Fund

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible instruments are considered convertible securities for purposes of the Fund’s policy of investing at least 80% of its net assets (plus any borrowings) in convertible securities.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including without limit in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Equity Investments and Risks. The Fund typically will invest approximately 5% to 20% of its net assets equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Foreign Securities and Risks. The Fund may invest up to 25% of its net assets in foreign securities, but generally will invest approximately 5% to 15% of net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund may also invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. Investments in foreign securities represented by American Depositary Receipts or guaranteed by a U.S. person are not counted toward the Fund’s 25% limitation on investments in foreign securities. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability

54	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund

in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

Mid-Sized and Small Company Investments and Risks. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objectives is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

PROSPECTUS	March 1, 2009	55

Calamos Convertible Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS CONVERTIBLE FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 25.74% (the 4th quarter of 1999), and the Fund’s lowest return for a calendar quarter was –12.12% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five-, and ten-year periods ended December 31, 2008 and since Class I’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION*
Class I

Return before taxes	–25.70%	–0.11%	5.26%	6.23%

Return after taxes on distributions	–25.94%	–2.02%	3.18%	4.08%

Return after taxes on distributions and sale of Fund shares	–16.67%	–0.71%	3.63%	4.41%

Class R

Return before taxes	–25.91%	—	—	–10.74%

Value Line Convertible Index#	–29.31%	–1.05%	2.10%	2.00%∧

*	Inception date for Class I shares is 6/25/97, and inception date for Class R shares is 3/1/07.

#	The Value Line Convertible Index is an equally weighted index of the largest convertibles, representing 90% of the market.

∧	Index data shown is from 6/30/97 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

56	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.74%	0.74%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(1)	0.16%	0.16%

Total Annual Operating Expenses	0.90%	1.40%

(1)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

PROSPECTUS	March 1, 2009	57

Calamos Convertible Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	92	287	499	1,108

Class R	143	443	766	1,680

58	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund (CMNIX)

What are the investment objective and principal strategies of the Fund?
Market Neutral Income Fund’s investment objective is high current income consistent with stability of principal. The Fund’s investment strategy can be characterized as “market neutral” because it seeks to achieve maximum current income while maintaining a low correlation to the fluctuations of the U.S. equity market as a whole. The Fund invests mainly in convertible securities of U.S. companies without regard to market capitalization and employs short selling to enhance income and hedge against market risk. The convertible securities in which the Fund invests may be either debt securities or preferred stocks that can be exchanged for common stock. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.

The Fund believes there are various advantages to buying convertible securities, including:

•	the potential for capital appreciation if the value of the underlying common stock increases;

•	the relatively high yield received from dividend or interest payments as compared to common stock dividends; and

•	the relatively lower price volatility as compared to common stock.

The Fund typically applies a four-step approach when buying and selling convertible securities:

1.	Evaluating the default risk of the convertible security using traditional credit analysis;

2.	Analyzing the convertible security’s underlying common stock to determine its capital appreciation potential;

3.	Assessing the convertible security’s risk/return potential; and

4.	Evaluating the convertible security’s impact on the Fund’s overall composition and diversification strategy.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer’s financial soundness, ability to make interest and dividend payments, earnings cashflow forecast and quality of management.

The Fund may invest without limit in high yield fixed-income securities (often referred to as “junk bonds”). In addition, the Fund may engage in active and frequent trading of portfolio securities.

What are the Fund’s significant investments, investment-related activities and their related risks?
Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Convertible Hedging and Risks. The Fund seeks to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the convertible securities purchased for the Fund. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. In a short sale, the Fund borrows securities from a broker and sells the borrowed securities. The proceeds of the sale are generally used to secure the Fund’s obligation to the lending broker and are invested in liquid securities. The Fund anticipates that, from time to time, approximately 30% to 70% of its net assets will be employed for short sales.

If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund’s increased liability on the short position would, in whole or in part, reduce this gain.

PROSPECTUS	March 1, 2009	59

Calamos Market Neutral Income Fund

If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund’s gain on the short position. The Fund profits from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales.

In determining the appropriate portion of the Fund’s equity exposure to hedge, it may consider the general outlook for interest rates and equity markets, the availability of stock to sell short and expected returns and volatility.

Covered Call Writing and Risks. The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or certain ETFs that trade like common stocks but seek to replicate such market indexes.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities (Including High Yield Fixed-Income Securities) and Risks. The Fund may invest in convertible and non-convertible debt securities, including without limit in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser

60	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Options and Risks. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation, which guarantees the performance of the obligations of the parties to such options. In addition, the Fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options. The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund’s investment adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the over-the-counter option will be satisfied.

Short Sales and Risks. A short sale may be effected when the Fund’s investment adviser believes that the price of a security will decline, and involves the sale of securities that the Fund does not own, in the hope of purchasing the same securities at a later date at a lower price. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

Portfolio Turnover Risk. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

PROSPECTUS	March 1, 2009	61

Calamos Market Neutral Income Fund

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS MARKET NEUTRAL INCOME FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 4.13% (the 4th quarter of 2003), and the Fund’s lowest return for a calendar quarter was –6.66% (the 4th quarter of 2008).

62	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-and five-year periods ended December 31, 2008 and since Class I’s inception compared with broad measures of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class I

Return before taxes	–13.09%	0.74%	3.90%

Return after taxes on distributions	–15.16%	–1.50%	1.63%

Return after taxes on distributions and sale of Fund shares	–8.01%	–0.53%	2.08%

Class R

Return before taxes	–13.58%	—	–5.22%

Barclays Capital U.S. Government/Credit Bond Index#	5.70%	4.64%	6.54%∧

Citigroup 30-Day Treasury Bill Index##	1.35%	2.95%	2.87%∧

*	Inception date for Class I shares is 5/10/00, and inception date for Class R shares is 3/1/07.

#	The Barclays Capital U.S. Government/Credit Bond Index comprises long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market.

##	The Citigroup 30 Day T-Bill Index is generally considered representative of the performance of short-term money market investments.

∧	Index data shown is from 4/30/00 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

PROSPECTUS	March 1, 2009	63

Calamos Market Neutral Income Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.70%	0.70%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(1)	0.18%	0.18%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(2)	0.01%	0.01%

Total Annual Operating Expenses	0.89%	1.39%

(1)	Includes 0.04% related to dividend expense on short positions.

(2)	“Acquired Fund Operating Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund.

64	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	91	284	493	1,096

Class R	142	440	761	1,669

PROSPECTUS	March 1, 2009	65

Calamos High Yield Fund (CIHYX)

What are the investment objectives and principal strategies of the Fund?
High Yield Fund’s primary objective is the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain, where consistent with the Fund’s primary objective.

The Fund invests primarily in a diversified portfolio of high yield fixed-income securities (often referred to as “junk bonds”) issued by both U.S. and foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in high yield fixed-income securities.

The high yield fixed-income securities in which the Fund intends to invest have lower credit ratings than investment grade securities (those rated BBB or higher by S&P, or Baa or higher by Moody’s). However, junk bonds typically offer a significantly higher yield, as well as greater risks, than investment grade securities. S&P’s and Moody’s ratings are used only as preliminary indicators of investment quality. The Fund also uses its own credit research and analysis.

The Fund may invest in both convertible and non-convertible high yield bonds and each shall be considered high yield fixed-income securities for purposes of the Fund’s policy of investing at least 80% of its net assets (plus any borrowings) in junk bonds. Convertible debt securities are exchangeable for equity securities of the issuer at a predetermined price, and typically offer greater appreciation potential than non-convertible debt securities.

Achievement of the Fund’s investment objectives will be more dependent on its investment adviser’s credit analysis than would be the case if the Fund were investing in higher-quality debt securities. The investment adviser’s analyses may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology and foreign business exposure.

What are the Fund’s significant investments, investment-related activities and their related risks?
High Yield Fixed-Income Securities (Junk Bonds) and Risks. The Fund may invest without limit in junk bonds, as discussed above. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in junk bonds involves greater investment risk, including the possibility of issuer default or bankruptcy, than that of higher-quality instruments. An economic downturn could severely disrupt the market for junk bonds and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Convertible Securities and Risks. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Certain convertible debt securities include a “put option,” which entitles the Fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a “call” feature that allows the security’s issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments and Risks. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible

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security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities and Risks. Some securities in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s board of trustees, the Fund’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.

General Risks. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objectives is significantly impacted by whether the Fund’s investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

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How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS HIGH YIELD FUND

For the periods included in the bar chart, the Fund’s highest return for a calendar quarter was 9.59% (the 2nd quarter of 2003), and the Fund’s lowest return for a calendar quarter was –17.42% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-and five-year periods ended December 31, 2008 and since the Class I’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class I

Return before taxes	–27.24%	–0.88%	2.63%

Return after taxes on distributions	–28.75%	–3.32%	0.16%

Return after taxes on distributions and sale of Fund shares	–17.40%	–1.79%	1.08%

Class R

Return before taxes	–27.72%	—	–15.10%

Credit Suisse High Yield Index#	–26.17%	–0.58%	3.66%∧

*	Inception date for Class I shares is 3/1/02, and inception date for Class R shares is 3/1/07.

#	The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities.

∧	Index data shown is from 2/28/02 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

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Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — What classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.75%	0.75%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses(1)	0.21%	0.21%

Total Annual Operating Expenses	0.96%	1.46%

(1)	“Other Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund. These expenses are less than 0.01%.

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Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	98	306	531	1,178

Class R	149	462	798	1,747

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Calamos Total Return Bond Fund (CTRIX)

What are the investment objective and principal strategies of the Fund?
Calamos Total Return Bond Fund’s investment objective is to seek total return, consistent with preservation of capital and prudent investment management. The total return the Fund seeks consists of income earned on the Fund’s investments, plus capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in a diversified portfolio of fixed-income instruments of varying maturities, including derivative instruments with economic characteristics similar to fixed-income instruments. The Fund may invest all of its assets in derivative instruments to gain or reduce exposure to particular securities or segments of the fixed-income markets. The Fund’s dollar-weighted average portfolio duration (a measure of the approximate sensitivity of a fixed-income instrument’s value to changes in interest rate) normally varies within a range of three to six years based on the interest rate forecast of the Fund’s investment adviser. The Fund may invest in instruments issued by both domestic and foreign issuers.

In selecting securities for the Fund, the Fund’s investment adviser develops an outlook for key global interest rates, key central bank interest rates, currency exchange rates and key credit market spread levels. The Fund’s investment adviser also analyzes specific credit and call risks embedded in individual securities and applies other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate, currency or maturity) varies based on the outlook of the Fund’s investment adviser for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

The Fund’s investment adviser attempts to identify areas of the fixed-income market that are undervalued relative to the rest of the market. Also, the Fund’s investment adviser analyzes the historical and anticipated future correlations between fixed-income and related securities in an effort to identify the optimal combination. Once investment opportunities are identified, the Fund’s investment adviser shifts assets among sectors and securities depending upon changes in both the investment outlook and the relative valuation of sectors and securities.

What are the Fund’s significant investments, investment-related activities and their related risks?
Fixed-income Instruments and Risks. The Fund’s investment adviser groups fixed-income instruments into the following sectors: money market instruments; government, corporate and high yield debt securities; mortgage-related and asset-backed securities; and international fixed-income instruments.

All fixed-income instruments generally are subject to the following risks:

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk. Credit risk is the risk that the value of a security is likely to decline if the security declines in credit quality or the issuer defaults on its payment of principal or interest.

Issuer Risk. Issuer risk is the risk that the value of a security will decline for a reason that directly relates to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Call Risk. Call risk is the chance that during periods of falling interest rates, an issuer will “call” or repay its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Reinvestment Risk. Reinvestment risk is the risk that the proceeds from matured, traded or called securities will be invested at market interest rates that are below the current earnings rate of those securities.

Inflation Risk. Inflation risk is the risk that the returns on a fixed-income instrument will not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

Certain fixed-income instruments also are subject to additional risks that are particular to those instruments. Those instruments and risks are discussed below.

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U.S. Government Obligations. U.S. Government obligations include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Export-Import Bank of the U.S.), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation). There is no guarantee that the U.S. Government will provide support to securities that are not supported by the full faith and credit of the U.S.

Corporate Debt Securities. The Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may have the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

High Yield Debt Securities. The Fund may invest up to 25% of its net assets in high yield debt securities, often referred to as “junk bonds.” Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, the Fund’s investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

High yield debt securities, or junk bonds, are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in high yield debt securities involves greater investment risk than investment in higher-quality instruments, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Floating Rate Securities. Floating rate securities provide for a periodic adjustment in the interest rate paid on the securities. The Fund may invest in floating rate securities and engage in credit spread trades. The interest rate on a floating rate security is expected to differ depending on the issuer and the market for the issuer’s floating rate securities at the time of their issuance. Although those securities provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. In the case of municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.

If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on those securities (calculated with respect to a smaller principal amount) will be reduced. For inflation-indexed bonds that do not provide a guarantee on the repayment of the original bond principal upon maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Inflation-indexed bonds decline in value when real interest rates rise. When real interest rates increase faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed-income securities with similar durations.

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Mortgage-related and Other Asset-Backed Securities. The Fund may invest any portion of its assets in mortgage-related and other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in asset-backed securities, which represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, or other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). The Fund also may invest in collateralized debt obligations, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities, which are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

In addition to general fixed-income instrument risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

Extension Risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk. When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Loan Participations and Assignments. The Fund may invest in fixed- and floating-rate loans that generally will be in the form of loan participations and assignments of portions of such loans. Loan participations and assignments typically are participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers or governmental borrowers, especially governments of developing countries. The loans underlying such participations and assignments may be secured or unsecured. The participations and assignments may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating-rate interest period on the underlying loan.

In addition to general fixed-income instrument risks, loan participations and assignments also involve liquidity risk (described below). If the Fund purchases a participation interest, it may only be able to enforce its rights through the seller of the interest, and may assume the credit risk of that seller as well as of the borrower.

Bank CDs, Fixed Time Deposits and Bankers’ Acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. CDs, fixed time deposits and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions, each of which at the time of purchase has capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

Stripped Securities. Stripped securities are the separate income or principal components of a debt security. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for

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safekeeping, and the custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Stripped securities are subject to general fixed-income instrument risks, although stripped securities may be more volatile. Those securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings. In addition, the value of certain types of stripped securities may move in the same direction as interest rates.

Obligations of Non-U.S. Governments and International Agencies. The Fund may invest in sovereign debt issued by non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises and in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The Fund may also purchase obligations of the International Bank for Reconstruction and Development, which, although technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.

An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Derivative Instruments and Risks. The Fund may invest in derivative instruments with economic characteristics similar to fixed-income instruments. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities or related indexes. The derivatives in which the Fund invests may be utilized to gain or reduce exposure to particular fixed-income instruments or segments of the fixed-income markets, to reduce risk exposure and for leverage. When the Fund uses certain derivative instruments, it segregates on its books assets determined to be liquid by the Fund’s investment adviser or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

The Fund may invest in derivative instruments that include interest rate futures, interest rate swaps, forward foreign currency exchange contracts, foreign currency futures contracts, credit default swaps and credit default swap index securities, and options on those instruments. For a more detailed description of the derivative instruments in which the Fund may invest, please see the Statement of Additional Information under “Investment Practices.”

Swap Agreements. In a swap, the Fund and another party exchange their respective commitments to pay each other floating or fixed rates of interest, in the case of an interest rate swap, or credit exposure of fixed-income instruments in the case of a credit default swap. The Fund will invest in swaps, such as:

Interest Rate Swaps. An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same

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currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit Default Swaps. In the case of a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (including default or restructuring) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security) or by cash settlement of the transaction. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Credit Default Swap Index Securities. A credit default swap index security is a swap contract based on baskets or indices of securities. This family of indices is comprised of baskets of credit derivatives that are representative of certain market segments such as North American investment grade, high volatility investment grade, non-investment grade or emerging markets. Credit default swaps of individual reference entities are selected for inclusion in the indices based on rating and liquidity requirements. A credit default swap index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche,” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value.

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Forward Contracts. A forward contract is an agreement to purchase or sell a specified security at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are generally purchased or sold in over-the-counter transactions. The Fund may invest in forward contracts, such as:

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily. A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the Fund’s value is similar to selling securities denominated in one currency and purchasing securities denominated in another currency.

Futures Contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon an index, the price is typically set through a futures exchange and no physical delivery of securities is made. A clearing corporation or exchange is the counterparty and the Fund makes or receives daily margin payments based on price movements in the index. The Fund may invest in futures contracts, such as:

Interest Rate Futures Contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Either party could also enter into an offsetting contract to close out the position. The value of interest rate futures rises and falls inversely with changes in interest rates.

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Foreign Currency Futures Contracts. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to limitations imposed by the Commodity Futures Trading Commission.

Option Contracts. An option is the right to buy or sell a security, instrument or index based on an agreed upon price at a specified time. The Fund may purchase and sell put and call options on securities, instruments (such as the derivative instruments discussed above) or indices traded on U.S. or foreign exchanges or in the over-the-counter market.

The principal risks to which derivatives are subject include market risk, credit risk, investment management risk, liquidity risk and leverage risk. In addition, the use of derivatives also presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The following discussion indicates how these risks apply specifically to derivative instruments:

Market Risk. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified.

Investment Management Risk. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Fund’s investment adviser to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the judgment of the Fund’s investment adviser that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the Fund’s investment adviser will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Fund’s investment adviser reasonably believes are capable of performing under the contract.

Correlation Risk. Correlation risk is the risk that there may be imperfect or even no correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset. With respect to derivatives being used for hedging purposes, correlation risk refers to the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of

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the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate on its books certain assets as discussed below.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund’s investment adviser may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for over-the-counter derivative instruments.

Risk of Mispricing or Improper Valuation. Many derivatives (in particular privately negotiated derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Use of Segregated and Other Special Accounts. The use of segregated and other special accounts by the Fund will require, among other things, that the Fund segregate on its books liquid assets to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated in accordance with procedures established by the board of trustees. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, the Fund may be forced to buy or sell a security at a disadvantageous time or price.

Preferred Securities and Risks. Preferred securities represent an equity ownership in an issuer; however, they have characteristics of both fixed-income securities and common stock. They are like fixed-income instruments in that their promised income is contractually fixed, they have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer, and holders of preferred securities usually do not have voting rights. They are like common stock in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. They also have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities in some instances are convertible into common stock.

Preferred Securities are subject to general fixed-income instrument risks. In addition, certain preferred securities contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of “non-cumulative” preferred securities) or

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defer distributions (in the case of “cumulative” preferred securities). If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it is not receiving income from that security. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods. Preferred securities are subordinated to bonds and other fixed-income instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those fixed-income instruments.

Foreign Securities and Risks. The Fund may invest up to 35% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Fund may also invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. Investments in foreign securities represented by American Depositary Receipts or guaranteed by a U.S. person are not counted toward the Fund’s 35% limitation on investments in foreign securities. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.

Emerging Markets Securities and Risks. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Foreign Currencies and Risks. The Fund may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies. The Fund also may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures.

The Fund may enter into those contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. When the Fund enters into forward foreign currency exchange contracts for non-hedging purposes, it segregates on its books assets determined to be liquid by the Fund’s investment adviser or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

When the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated instruments may reduce the Fund’s returns. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Portfolio Turnover Risk. A change in the securities held by the Fund is known as “portfolio turnover.” Due to the nature of the Fund’s investments, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Engaging in active and frequent trading of securities may result in a higher than average frequency of realization of capital gains and greater

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transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestment of securities. Such sales may also result in the greater realization of short-term capital gains (which are taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates) and may adversely impact the Fund’s performance. It is possible that by engaging in active and frequent trading, the Fund may distribute sizable taxable gains to its shareholders, regardless of the Fund’s net longer term performance. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

What are the Fund’s other significant investments and investment-related activities?
Securities Lending and Risks. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during that period, and (c) expenses of enforcing its rights. In an effort to reduce those risks, the Fund’s securities lending agent monitors, and reports to the Fund’s investment adviser on, the creditworthiness of the firms to which the Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

Municipal Bonds and Risks. Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. The Fund may invest in municipal lease obligations, securities issued by entities whose underlying assets are municipal bonds and residual interest bonds. Residual interest bonds are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee.

The ability of an issuer of a municipal bond to make payments could be affected by litigation, legislation or other political events or a decline in revenues or bankruptcy of the issuer. The risks associated with investment in municipal bonds are amplified for lower rated municipal bonds than higher quality municipal bonds. Additionally, the market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Repurchase Agreements and Risks. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. Repurchase agreements maturing in more than seven days are considered illiquid securities. A repurchase agreement exposes the Fund to the risk that the counterparty to the transaction may go bankrupt or otherwise default on its obligation. In the event of a bankruptcy or other default of the counterparty to a repurchase agreement, the Fund could experience both delays in liquidating the collateral and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels or lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund’s investment adviser seeks to reduce those risks by monitoring the creditworthiness of a party with whom the Fund enters into a repurchase agreement. The value of the security purchased is also monitored throughout the holding period to ensure that the security is at least equal in value to the amount of the repurchase obligation, including accrued interest.

More information about Fund investments and strategies is provided in the Statement of Additional Information. See “Principal Risks of Investing in a Fund” for more information on the risks of investing in the Fund.

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Calamos Total Return Bond Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class I shares.

 CALENDAR YEAR PERFORMANCE — CALAMOS TOTAL RETURN BOND FUND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 5.94% (the 4th quarter of 2008), and the Fund’s lowest return for a calendar quarter was –2.08% (the 2nd quarter of 2008).

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2008 and since Class I’s inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return after taxes on distributions and sale of Fund shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	SINCE INCEPTION*
Class I

Return before taxes	6.22%	8.22%

Return after taxes on distributions	4.70%	6.47%

Return after taxes on distributions and sale of Fund shares	4.01%	5.97%

Class R

Return before taxes	5.59%	7.64%

Barclays Capital U.S. Aggregate Bond Index#	5.24%	7.51%∧

*	Inception date for Class I and Class R shares is 6/27/07.

#	The Barclays Capital U.S. Aggregate Bond Index covers the US-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

∧	Index data shown is from 6/30/07 (comparative data is available only for full monthly periods).

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on

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distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary.

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund’s assets. See “Fund Facts — what classes of shares do the Funds offer?” for information regarding sales load discounts and waivers.

	CLASS I	CLASS R
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from fund assets):

Management Fees	0.55%	0.55%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses	0.33%	0.33%

Acquired Fund Operating Expenses (Estimated Indirect Expenses of Underlying Funds)(1)	0.07%	0.07%

Total Annual Operating Expenses	0.95%	1.45%

Expense Reimbursement(2)	(0.23)%	(0.23)%

Total Annual Operating Expenses Net of Reimbursement	0.72%	1.22%

(1)	“Acquired Fund Operating Expenses” include certain expenses incurred in connection with the Fund’s investment in Calamos Government Money Market Fund.

(2) Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that Total Annual Operating Expenses (excluding indirect expenses of acquired funds) after any such reimbursement do not exceed 0.65% for Class I shares and 1.15% for Class R shares. After such date, the expense limitation may be terminated or revised.

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Example:
The following example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses whether or not	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
you redeemed your shares at the end of the period:
Class I	74	272	495	1,138

Class R	124	428	763	1,709

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Principal Risks of Investing in a Fund

This prospectus describes the risks you may face as an investor in the Calamos Family of Funds. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Funds. The value of your investment will fluctuate over time, and it is possible to lose money.

In response to market, economic, political, or other conditions, a Fund may temporarily use a different investment strategy for defensive purposes. If a Fund does so, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

What are the principal risks that apply to all of the Funds?
Market Risk. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock market, it is possible your investment may lose value regardless of the individual results of the companies in which a Fund invests.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Funds’ investment adviser, Calamos Advisors, cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Recent Market Events. Recently, domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have declined sharply even though a corresponding degradation in the financial conditions or prospects of that company is not apparent. These market conditions add significantly to the risk of short-term volatility of the Funds.

In addition, debt markets are experiencing a period of high volatility which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. These concerns have since expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. In addition, many investors have been forced to liquidate positions they might not otherwise sell to satisfy margin calls, putting further pressure on asset prices. These market conditions may have an adverse effect on a Fund’s investments and hamper a Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent market conditions have also caused domestic and international issuers to seek capital infusions to strengthen their financial positions or to remain financially viable. These capital infusions have taken a variety of forms, including the public or private issuance of additional debt securities, equity securities or both, which have been purchased by, among others, public and private investors, government agencies, and sovereign wealth funds. If a Fund owns shares of an issuer that sells additional equity securities and the Fund cannot or chooses not to purchase shares in the offering, the Fund’s interest in the issuing company will be diluted.

Investment Management Risk. Whether a Fund achieves its investment objective(s) is significantly impacted by whether Calamos Advisors is able to choose suitable investments for each Fund.

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What are the principal risks specific to each Fund?

GLOBAL
		GROWTH					GROWTH					MARKET		TOTAL
		AND		BLUE		130/30	AND		GLOBAL			NEUTRAL	HIGH	RETURN
	GROWTH	INCOME	VALUE	CHIP	MULTI-FUND	EQUITY	INCOME	INTERNATIONAL	EQUITY	EVOLVING WORLD	CONVERTIBLE	INCOME	YIELD	BOND
RISKS	FUND	FUND	FUND	FUND	BLEND	FUND	FUND	GROWTH FUND	FUND	GROWTH FUND	FUND	FUND	FUND	FUND*
Equity Investments Risk	●	●	●	●	●	●	●	●	●	●	●

Growth Stock Risk	●	●		●	●	●	●	●	●	●

Value Stock Risk			●	●	●	●			●

Mid-Sized Company Risk	●	●	●	●	●	●	●	●	●	●	●

Small Company Risk		●	●		●	●	●	●	●	●	●

Securities Lending Risk	●	●	●	●	●	●	●	●	●	●	●		●	●

Foreign Securities Risk					●		●	●	●	●	●			●

Emerging Markets Risk					●		●	●	●	●				●

Convertible Securities Risk		●			●		●			●	●	●	●

Synthetic Convertible Instruments Risk		●			●		●			●	●	●	●

Rule 144A Securities Risk		●			●		●				●	●	●

Debt Securities Risk		●			●		●			●	●	●	●	●

High Yield Fixed-Income Securities (Junk Bond) Risk		●			●		●			●	●	●	●	●

Short Sale Risk						●						●

Options Risk												●

Portfolio Turnover Risk						●						●		●

Fund of Funds Risk					●

Tax Risk		●			●		●				●	●	●	●

*	In addition to the risks indicated in this table, Total Return Bond Fund is subject to certain other risks that are unique to that Fund. For more information about those risks, see the description of Total Return Bond Fund’s investment strategies beginning on page 71 of this prospectus.

Equity Investments Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Growth Stock Risk. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Fund anticipates.

Value Stock Risk. Value stocks involve the risk that they may never reach what Calamos Advisors believes is their full market value, either because the market failed to recognize the stocks’ intrinsic worth or Calamos Advisors misgauged that worth. Because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Mid-Sized Company Risk. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.

Small Company Risk. Small company stocks have historically been subject to greater investment risk than mid-sized and large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of mid-sized and

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Principal Risks of Investing in a Fund

large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Securities Lending Risk. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to Calamos Advisors on, the creditworthiness of the firms to which a Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments.

Foreign Securities Risk. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

Emerging Markets Risk. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline. However, a convertible security’s market value will also be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security’s conversion value tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.

If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. Consequently, the issuer’s convertible securities entail less risk than its common stock.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities Risk. Certain of the Funds may invest in convertible securities and synthetic convertible instruments, which typically are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, a Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of a Fund’s assets invested in illiquid securities would increase. Typically, a

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Fund purchases Rule 144A Securities only if Calamos Advisors has determined them to be liquid. If any Rule 144A Security held by a fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities Risk. Debt securities are subject to various risks, including interest rate risk, credit risk and default risk. Interest rate risk is the risk that a Fund’s investments in debt securities will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of debt securities generally decrease in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter-term debt securities. Credit risk is the risk that a debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Default risk refers to the risk that a company that issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

High Yield Fixed-Income Securities (Junk Bonds) Risk. Investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

Short Sale Risk. Short sales involve risks. A Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. A Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. A Fund might be unable to implement these strategies because of the lack of attractive short sale opportunities. If a convertible security used to cover a short position is called before conversion, a Fund may be required to purchase the security sold short at a price in the open market above the price at which the Fund had sold the security short.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A Fund’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market movements, which cannot be assured.

A Fund’s ability to close out its position as a purchaser or seller of an Options Clearing Corporation or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets until the next trading day.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the over-the-counter option will be satisfied.

Portfolio Turnover Risk. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities. Such sales may also result in the realization of capital gains, including short-

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term capital gains (which are taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates) and may adversely impact a Fund’s performance. It is possible that a Fund engaging in active and frequent trading may distribute sizable taxable gains to its shareholders, regardless of the Fund’s net longer term performance. The trading costs and tax effects associated with portfolio turnover will adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

Fund of Funds Risk. Calamos Advisors uses a fund of funds strategy to try to achieve Multi-Fund Blend’s investment objectives. There is a risk that the underlying funds in which Multi-Fund Blend invests will not produce the returns that Calamos Advisors expects and that the underlying funds and the Fund will decrease in value. The Fund is not designed to provide comprehensive asset allocation.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Funds may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules.

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Who manages the Funds?
The Funds’ investments are managed by Calamos Advisors LLC, 2020 Calamos Court, Naperville, IL. Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

Subject to the overall authority of the board of trustees, Calamos Advisors provides continuous investment supervision and management to the Funds under a management agreement and also furnishes office space, equipment and management personnel. For these services, each Fund, except Multi-Fund Blend, pays Calamos Advisors a fee based on its average daily net assets, which is accrued daily and paid on a monthly basis. The Funds paid fees under the management agreement during the fiscal year ended October 31, 2008 in the following amounts as a percentage of their average net assets:

FISCAL YEAR
ENDED
FUND	OCTOBER 31, 2008
Growth Fund	0.80%

Growth and Income Fund	0.66%

Value Fund	1.00%

Blue Chip Fund	1.00%

130/30 Equity Fund	1.20%

Global Growth and Income Fund	0.96%

International Growth Fund	1.05%

Global Equity Fund	1.15%

Evolving World Growth Fund	1.10%

Convertible Fund	0.74%

Market Neutral Income Fund	0.70%

High Yield Fund	0.75%

Total Return Bond Fund	0.55%

For International Growth Fund and Global Equity Fund, the fee payable under the management agreement is determined by calculating a base fee and applying a performance adjustment, as described in further detail below. The base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.

For International Growth Fund, the performance adjustment equally increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index over the performance measurement period on an annualized basis. For Global Equity Fund, the performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI World Index over the performance measurement period on an annualized basis. The maximum monthly performance adjustment for each Fund is plus or minus 1/12 of 0.30% of the Fund’s average daily net assets during the performance measurement period.

The performance adjustment rate is calculated by comparing each Fund’s net asset value (“NAV”) per Class A share to the performance of its respective Index over the performance measurement period. The performance measurement period for International Growth Fund began at the start of the first full month of operation (April 1, 2005) and includes the trailing 36 months. The performance measurement period for Global Equity Fund began at the start of the first full month of operation (March 1, 2007) and will eventually include the trailing 36 months. Prior to February 1, 2008, only the base fee was payable, and there was no performance adjustment. Commencing in February 2008, the base fee was subject to adjustment based on the

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performance of the Fund’s Class A shares relative to that of the MSCI World Index over the 12 calendar months ended February 29, 2008. For each succeeding month through February 2010, the performance measurement period will increase by one month, and thereafter the performance measurement period will be the trailing 36 months.

Because the performance adjustment is tied to the Fund’s performance relative to that of the Index (and not to its absolute performance), the performance adjustment could increase the fee payable to Calamos Advisors even if the Fund’s shares lose value during the performance measurement period and could decrease that fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the base fee and the performance adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the base fee, versus average daily net assets during the performance measurement period for the performance adjustment). Fund performance is calculated net of expenses, whereas the Index does not bear any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Index. The base fee is calculated and accrued daily. The performance adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The management fee is paid monthly in arrears. If the board of trustees determines that another index is appropriate for the Fund, it may designate a successor index to be substituted for the Index, subject to approval by shareholders.

Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the management agreement in recognition of the fact that under the management agreement between Calamos Advisors and Calamos Investment Trust (the “Trust“), each underlying fund pays Calamos Advisors a management fee. Multi-Fund Blend indirectly bears the management fee (and other expenses) of the underlying funds.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund, except Multi-Fund Blend and Total Return Bond Fund, as a percentage of the average net assets of the particular class of shares, to 1.50% for Class I shares and 2.00% for Class R shares, provided that, with respect to International Growth Fund and Global Equity Fund, such limitations for any period will be adjusted upward or downward by the performance adjustment for the period. For example, a 0.10% upward adjustment to the management fee would mean that Calamos Advisors would reimburse Fund expenses so that total annual operating expenses are limited to 1.60% for Class I shares and 2.10% for Class R shares. For purposes of this agreement, operating expenses do not include dividend expense on short positions. This agreement is binding on Calamos Advisors through June 30, 2010 for all Funds.

Calamos Advisors also has contractually agreed to limit the other expenses of Multi-Fund Blend, as a percentage of the average net assets of the particular class of shares, to 0.25% each for Class I shares and Class R shares. This agreement is binding on Calamos Advisors until June 30, 2010.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of Total Return Bond Fund as a percentage of the average net assets of the particular class of shares, to 0.65% for Class I shares and 1.15% for Class R shares. For purposes of that agreement, operating expenses do not include dividend expense on short positions. This agreement is binding on Calamos Advisors through June 30, 2010.

Each Fund may invest a portion of its assets in Calamos Government Money Market Fund (“GMMF”). Calamos Advisors has voluntarily agreed to waive a portion of its advisory fee charged to a Fund (other than Multi-Fund Blend) that invests in GMMF in an amount equal to the advisory fee payable by GMMF to Calamos Advisors that is attributable to the Fund’s investment in GMMF, based on average daily net assets. This agreement does not apply to Multi-Fund Blend because Calamos Advisors does not charge an investment advisory fee for managing that Fund.

On June 4, 2008, the board of trustees unanimously approved the renewal of the management agreement for each Fund. A discussion regarding the basis for the approval by the board of trustees of the management agreement for the Funds is included in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2008.

Team Approach to Management. Calamos Advisors employs a team approach to portfolio management, led by the Co-Chief Investment Officers (the “Co-CIOs”) and comprised generally of the Co-CIOs, directors, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment

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professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Co-CIOs and senior strategy analysts, may each make trading decisions guided by each respective Fund’s investment objective and strategy.

While day-to-day management of each portfolio is a team effort, the Co-CIOs, along with the senior strategy analysts, have joint primary and supervisory responsibility for each of the Funds, except Market Neutral Income Fund and Total Return Bond Fund, and work with all team members in developing and executing each respective portfolio’s investment program. Each is further identified below.

John P. Calamos, Sr., Co-CIO of Calamos Advisors, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of Calamos Advisors, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts.

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and chairman, CEO and Co-CIO of Calamos Advisors and its predecessor company, and Nick P. Calamos has been Vice President and Trustee of the Trust (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.

With respect to the Market Neutral Income Fund, while day-to-day management of the portfolio is a team effort, John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. have joint primary and supervisory responsibility for the Fund and work with all team members in developing and executing the Fund’s investment program.

With respect to Total Return Bond Fund, while day-to-day management of the portfolio is a team effort, the Director of Fixed Income, along with the Co-CIOs, has primary and supervisory responsibility for the Fund and works with all team members in developing and executing the Fund’s investment program.

Matthew Toms, Senior Vice President and Director of Fixed Income at Calamos Advisors (as of March 2007) has 13 years of experience in fixed-income portfolios across multiple strategies, including Core, Core Plus, High Yield and Global Bond Portfolios. Prior to joining Calamos, Mr. Toms was with The Northern Trust Company where since 2003 he led the Taxable Fixed Income Portfolio Management team in Chicago. In this capacity he was responsible for the generation and implementation of investment strategies across all sectors of the global bond markets. Prior to this, Mr. Toms was on assignment in London and was responsible for the management of Global Credit Portfolios. Before joining Northern Trust in 2000, Mr. Toms was with Lincoln Financial Group where he was responsible for domestic and international credit analysis and portfolio management. Mr. Toms has a BBA degree with an emphasis in Finance from the University of Michigan and is a Charterholder of the Chartered Financial Analysts Institute.

The Funds’ Statement of Additional Information provides additional information about the team leaders, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

What classes of shares do the Funds offer?
This prospectus offers two classes of shares of each Fund: Class I and Class R shares. Class A, Class B and Class C shares, which have different expense structures, are offered by a separate prospectus. The different classes of Fund shares are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different NAVs. The main difference between Class I and Class R shares lies primarily in their distribution and service fees. Class R shares bear an aggregate distribution and service fee of 0.50% of average net assets, while Class I shares do not bear distribution or service fees.

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Class I Shares
The offering price for Class I shares is the NAV per share with no initial sales charge. There is no contingent deferred sales charge nor distribution or service fees with respect to Class I shares.

Class I shares are offered primarily for direct investment by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) and by institutional clients, provided such plans or clients have assets of at least $1 million. Class I shares may also be offered to certain other entities or programs, including, but not limited to, investment companies, under certain circumstances.

The minimum initial investment required to purchase each Fund’s Class I shares is $1 million. There is no minimum subsequent investment requirement. Each Fund may waive the minimum initial investment of $1 million at its sole discretion. The minimum initial investment is waived for current or retired trustees of the Trust, Calamos Asset Management, Inc. and its subsidiaries, officers, employees and their immediate family members, including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. It is also waived for clients of Calamos Advisors or an affiliate thereof who acquire shares of a Fund made available through a mutual fund asset allocation program offered by Calamos Advisors or an affiliate thereof. Also, the minimum initial investment for Class I shares may be waived or reduced at the discretion of Calamos Financial Services LLC (“CFS”), the Funds’ distributor, including waivers or reductions for purchases made through certain registered investment advisers and qualified third party platforms.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of NAV) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B, Class C or Class R shares.

Class R Shares
The offering price for Class R shares is the NAV per share with no initial sales charge. However, each Fund pays an aggregate distribution and service fee at the annual rate of 0.50% of average net assets. Class R shares may only be purchased through certain tax-exempt retirement plans held in plan level or omnibus accounts, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. There is no minimum initial investment requirement for Class R shares.

Money Market Funds
If you wish to exchange your Class I shares of any Fund for shares of a money market fund, you may exchange them for Class I shares of the Calamos Government Money Market Fund until May 1, 2009. Beginning on or about April 1, 2009, you may exchange your Class I shares of any Fund for Class I shares of the Fidelity Institutional Money Market-Prime Money Market Portfolio (“Fidelity Prime Money Market Fund Shares”).

The Calamos Government Money Market Fund will be liquidated effective May 15, 2009. As of May 1, 2009, no shares of the Calamos Government Money Market Fund are being offered or issued. If you are currently a shareholder of the Calamos Government Money Market Fund, you should exchange your shares for shares of another Calamos Fund or Fidelity Prime Money Market Fund Shares prior to May 1, 2009. If you determine to do neither, you will receive a payment of redemption proceeds for shares of the Calamos Government Money Market Fund that you hold as of May 15, 2009.

Fidelity Prime Money Market Fund Shares are offered by a separate prospectus and are not offered by the Funds. You may at any time exchange your Fidelity Prime Money Market Fund Shares back into shares of the equivalent class of the Calamos Family Of Funds. For a prospectus and more complete information on Fidelity Prime Money Market Fund Shares, including management fees and expenses, please call 800.582.6959. Please read the prospectus relating to Fidelity Prime Money Market Fund Shares carefully.

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How can I buy shares?
If you participate in a tax-exempt retirement plan, you may purchase Class I shares or Class R shares by contacting your plan’s administrator, whose contact information is available through your employer’s human resources department. If you are an institutional client, you may purchase Class I shares either directly or through an authorized dealer.

The offering price for shares will be based on the NAV per share next computed after receipt by the Funds’ transfer agent of your purchase order in good form on any day the New York Stock Exchange (the “NYSE”) is open for trading. Generally, if you place your order by 4:00 p.m. Eastern time, you will receive that day’s offering price. Orders placed after 4:00 p.m. Eastern time will receive the following business day’s offering price.

We generally do not sell Fund shares to investors residing outside the U.S., Puerto Rico and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses.

Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates.

By mail
You may purchase shares of a Fund by sending a check payable to the Calamos Family of Funds, along with a completed account application to the Fund’s transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. A Fund will not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept Treasury checks, credit card checks, traveler’s checks, starter checks or checks written by third parties for the purchase of shares. A Fund also will not accept money orders, post-dated checks, post-dated online bill pay checks, or conditional orders for the purchase of shares. A $25 charge will be imposed if any payment submitted for investment is returned, and the investor may be responsible for any loss sustained by the Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House (“ACH”) Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check or purchase by ACH has been collected, which may take 15 days.

By telephone
Once you have established an account, you may make subsequent purchases of $50 or more over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your account at a financial institution that is an ACH member. The Funds will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. If your order is received prior to generally 4 p.m. Eastern time, your shares will be purchased at the next applicable price calculated on the day your order is placed. To permit telephone purchases, you must authorize telephone purchases on your account application. Call us at 800.582.6959 to purchase shares by telephone or to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request to the Funds’ transfer agent, in writing along with a voided check, at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

The Funds may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund. The Funds and their transfer agent will be liable for losses resulting from unauthorized telephone purchases only if the Funds do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By wire
You may purchase shares by wiring funds from your bank. To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver by overnight mail your account application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. Your bank must include

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the name of the Fund you are purchasing, your account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
(name of Fund to be purchased)
(account registration)
(account number)

Before sending any wire, please advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Neither the Fund nor the transfer agent is responsible for delays in the Federal Reserve wire system.

By exchange
You may exchange Class I shares and Class R shares of any Fund for Class I shares and Class R shares, respectively, of another Fund in the Calamos Family of Funds with no sales charge. In addition, beginning on or about April 1, 2009, you may exchange Class I Fidelity Prime Money Market Fund Shares for Class I shares of any Fund, provided you meet the eligibility requirements for Class I shares. See “Money Market Funds” above.

The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made, and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. You may exchange your shares by writing to us at the Calamos Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at 800.582.6959. An exchange may also be made by instructing your financial advisor, who will communicate your instruction to us. An exchange transaction is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privileges of any investor who appears to be engaged in short-term or excessive trading. Although an investor may be precluded from utilizing the exchange privilege, an investor’s ability to redeem shares of a Fund for cash will not be affected.

How can I sell (redeem) shares?
If you participate in a tax-exempt retirement plan, you may redeem Class I shares or Class R shares by contacting your plan’s administrator, whose contact information is available through your employer’s human resources department. If you are an institutional client, you may redeem Class I shares either directly or through an authorized dealer.

Once your instruction to sell shares of a Fund has been received, you may not cancel or revoke your request. It is, therefore, very important that you call us or your plan administrator if you have any questions about the requirements for selling shares before submitting your request.

Through your broker-dealer (certain charges may apply)
Shares held for you in your broker-dealer’s name must be sold through the broker-dealer.

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By writing to the Funds’ transfer agent
When your shares are held for you by the Funds’ transfer agent, you may sell your shares by sending a written request to: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. Your redemption request must:

1.	specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.	be signed by all owners exactly as their names appear on the account; and

3.	for each signature on the redemption request, include a signature guarantee, if necessary.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

By telephone
Unless telephone redemption was declined on your account application, you may redeem your shares by telephone and have proceeds sent by check to your address of record. With the telephone redemption option, you may sell up to $50,000 worth of shares on any day. You may not redeem by telephone shares held in an IRA account or in an account for which you have changed the address within the preceding 30 days.

If you want redemption proceeds sent to your bank account by either wire transfer (at a current cost of $15 per transfer), or electronic funds transfer via the ACH Network at no cost, you must have selected these alternate payment types on the application. If you have authorized telephone redemptions on your original account application, but would like to change the predetermined bank to which proceeds are sent, please submit your request in writing with a signature guarantee, along with a voided check for the new bank account. Only member banks may transmit funds via the ACH network.

If you declined telephone redemptions on your original account application, you may request the telephone redemption privilege at a later date by submitting a request in writing, which may require a signature guarantee. Please send your request along with a voided check to have proceeds deposited directly into your bank account to U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201.

To redeem shares from your account by telephone, call 800.582.6959. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Funds will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Funds also may record a call, request more information and send written confirmation of telephone transactions. The Funds and their transfer agent will be liable for losses from unauthorized telephone instructions only if the Funds do not follow reasonable procedures designed to verify the identity of the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

By wire
Broker-dealers or other sales agents may communicate redemption orders by wire to the Funds’ transfer agent. There is no limit on redemption proceeds sent by wire.

By exchange
You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds in the Calamos Family of Funds or Fidelity Prime Money Market Fund Shares if your signed, properly completed application is on file. An exchange transaction is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. See “How can I buy shares? — By exchange” for more information about the exchange privilege.

94	CALAMOS FAMILY OF FUNDS

Fund Facts

Signature guarantees
A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	When establishing or modifying certain services on an account;

•	If a change of address was received by the Funds’ transfer agent within the last 30 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and the Funds’ transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

You can obtain a signature guarantee from domestic banks, brokers, dealers including CFS, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption-in-kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in liquid portfolio securities rather than cash. If that occurs, the redeeming shareholder might incur brokerage and/or other transaction costs to convert the securities to cash.

Processing time
The Funds will send your redemption proceeds to you by check to the address of record or by wire to a predetermined bank or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request. The cost of the wire (currently $15) will be deducted from the redemption proceeds if you are redeeming all of your shares or only a specific number of shares. If you are redeeming a specific dollar amount, the wire fee will be deducted from the remaining balance in the account. You may also have proceeds sent directly to a predetermined bank or brokerage account via electronic funds transfer through the ACH Network if your bank or brokerage firm is an ACH member. There is no charge for an electronic funds transfer through the ACH Network and your proceeds will be credited to your account within two to three business days.

Proceeds from the sale of Fund shares will not be sent to you until the check or ACH purchase used to purchase the shares has cleared, which can take up to 15 days after purchase. You may avoid this delay by buying shares with a wire transfer. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

Small accounts
Due to the relatively high cost of handling small accounts, each Fund may give you 30 days written notice that it intends to redeem your shares, at the NAV of those shares, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuations.

PROSPECTUS	March 1, 2009	95

Fund Facts

Transaction information
Share price
Each Fund’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. Because Multi-Fund Blend’s portfolio consists primarily of its holdings in the underlying funds, its NAV per share is based largely or entirely on the NAV of each of the underlying funds. When shares are purchased or sold, the order is processed at the next NAV that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Funds’ transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Funds’ transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

Valuation Procedures
The valuation of the Funds’ portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected

96	CALAMOS FAMILY OF FUNDS

Fund Facts

by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Intermediaries
The Funds may authorize intermediaries to accept purchase, exchange and redemption orders on the Funds’ behalf. An order properly received by an intermediary will be deemed to have been received by the Funds as of the time of receipt by the intermediary. If you buy, exchange or redeem shares through an intermediary, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the intermediary, after giving effect to any transaction charge imposed by the intermediary. Each Fund’s NAV is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern time) each day that the NYSE is open for trading.

If you buy and sell Fund shares through an intermediary, that intermediary may charge a fee for that service. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. The Funds cannot always identify individual accounts or transactions for an account that is facilitated by an intermediary. Due to differing operational and systems capabilities, an intermediary may calculate sales charges and fees and track transaction activity differently than the Funds. When transacting in Fund shares, be sure you understand how your intermediary calculates sales charges and fees and tracks transaction activity.

CFS, the Funds’ distributor, and its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (each an “Intermediary”) whose customers have purchased Fund shares. CFS or its affiliates in their discretion may make payments to a qualifying Intermediary for various purposes, including to help defray costs incurred by the Intermediary to educate financial advisers about the Funds so they can make recommendations and provide services that are suitable and meet shareholder needs, to access the Intermediary’s representatives and to provide marketing support and other specified services. These payments do not increase the amount paid by you or the Funds.

Payments to a qualifying Intermediary in any year generally will not exceed the sum of (a) 0.25% of the prior year’s purchases of Fund shares through the Intermediary and (b) 0.12% of the annual average daily value of Fund shares held through the Intermediary. In the case of Fund shares held by a retirement plan investing through a platform sponsored by an Intermediary, payments to the Intermediary generally will not exceed 0.20% of the annual average daily value of those shares. CFS or its affiliates consider a number of factors in determining whether they will make requested payments, including the qualifying Intermediary’s sales, assets and redemption rates, and the nature of the Intermediary’s services.

Payments to Intermediaries may create a conflict of interest by influencing the broker-dealer or other Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Anti-money laundering compliance
The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds will request the following information from all investors: full name, date of birth, Social Security number and permanent street address. Corporate, trust, and other entity accounts must provide additional documentation. The Funds will use this information to verify your identity. The Funds will return your application and the monies received to establish your account if any of this information is missing. After your account is established, the Funds may request additional information from you to assist in verifying your identity. If the Funds are unable to verify your identity, they reserve the right to redeem your account at the current day’s NAV. If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches

PROSPECTUS	March 1, 2009	97

Fund Facts

information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform you that it has taken the actions described above.

Transaction restrictions
The Funds reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. The Fund generally expects to inform any investor within 24 hours if a purchase order has been rejected. The Funds are intended for long-term investment purposes only, and are not intended for short-term or excessive trading. Those practices may disrupt portfolio management strategies and/or increase expenses, thus harming Fund performance.

Each Fund may, in its discretion, suspend, and may permanently terminate, the purchase privileges or the purchase portion of exchange privileges of any investor who engages in trading activity that the Fund believes would be disruptive to the Fund. Although each Fund will attempt to give prior notice of a suspension or termination of such privileges when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

In addition, the Funds receive purchase and sale orders through intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds, making it more difficult to locate and eliminate short-term or excessive trading. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that short-term or excessive trading activity will occur in the Funds.

Each Fund also reserves the right to restrict the account of any investor with respect to purchase orders or the purchase portion of exchange orders, without prior notice, if the trading activity in the account is determined to be disruptive to the Fund. To minimize harm to the Funds and their shareholders, each Fund may, at the Fund’s sole discretion, exercise these rights if an investor has a history of excessive or disruptive trading. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Such restriction typically is placed in the account immediately after such disruptive trading is determined to be occurring.

Excessive trading policies and procedures
Excessive trading may present risks to the Funds’ long-term shareholders. Excessive trading into and out of a Fund can be disruptive to the portfolio, including with respect to the implementation of investment strategies. Excessive trading also may create taxable gains to remaining Fund shareholders and may increase Fund expenses, which may negatively impact investment returns for remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Some investors may seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to engage in a practice known as pricing arbitrage to take advantage of information that becomes available after the close of the foreign markets or exchanges but before the Fund prices its shares, which may affect the prices of the foreign securities held by a Fund. Alternatively, some investors may attempt to benefit from stale pricing — when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the Fund’s NAV, which may negatively impact long-term shareholders.

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Fund Facts

Although the Funds have adopted policies and procedures intended to reduce their exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, the Funds cannot entirely eliminate the potential for short-term arbitrage trades to dilute the value of Fund shares.

The Funds’ policy is against frequent purchases and redemptions of a Fund’s shares that are disruptive to the Fund’s portfolio. The Funds attempt to detect and deter excessive trading through the following methods:

•	imposing restrictions on trading or exchange privileges of investors the Funds believe are engaging in short-term or excessive trading, as described under “Transaction restrictions;”

•	utilizing fair valuation of securities, as described under “Valuation procedures;” and

•	monitoring trades.

Although the Funds will take steps to detect and deter abusive trading pursuant to the policies and procedures approved by the board of trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries as discussed in the “Transaction restrictions” section.

The Funds’ policies and procedures regarding excessive trading may be modified at any time.

Distributions and taxes
Dividends and capital gains distributions
You may receive two kinds of distributions from a Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional Fund shares of the same class you already own. These shares are valued at the next NAV per share that is computed after the dividend or distribution date. There is no sales charge applied. Convertible Fund, Growth and Income Fund, Market Neutral Income Fund, Global Growth and Income Fund and High Yield Fund declare and pay dividends from net investment income quarterly; Growth Fund, Blue Chip Fund, Value Fund, International Growth Fund, Multi-Fund Blend, Global Equity Fund, 130/30 Equity Fund and Evolving World Growth Fund declare dividends annually; and Total Return Bond Fund declares dividends from net investment income daily and pays such dividends monthly. Net realized long-term capital gains, if any, are paid to shareholders by each Fund at least annually.

If a dividend check is returned undeliverable, or if a check remains outstanding for six months, the Fund reserves the right to reinvest those dividends in additional shares of that Fund at the current NAV and to designate the account as a dividend reinvestment account.

Taxes
You may realize a capital gain or capital loss when you redeem or exchange shares. Distributions, whether received in cash or reinvested in additional Fund shares, are subject to federal income tax and may be subject to state or local taxes. The federal tax treatment will depend on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state and locality.

The dividends and distributions paid by a Fund are subject to taxation as of the date of payment, except for those distributions declared in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.

You may be taxed on dividends from net investment income and capital gains distributions at different rates depending on your tax situation. Dividends paid by a Fund from net investment income generally are taxable to you as ordinary income, unless paid from “qualified dividend income,” as described below. Federal taxes on distributions of capital gains by a Fund are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that a Fund owned for one year or less will generally be taxable to you as ordinary income. Annually, the Funds will advise you of the source of your distributions for tax purposes.

PROSPECTUS	March 1, 2009	99

Fund Facts

A portion of the dividends from net investment income paid by Funds that invest primarily in equity securities may be eligible for the reduced rate applicable to “qualified dividend income,” provided that the recipient of the dividend is an individual and that certain holding period requirements are met. No assurance can be given as to what portion of the dividends paid by a Fund will consist of “qualified dividend income.”

A Fund may be required to withhold federal income tax (“backup withholding”) from payments to you if:

•	you fail to furnish your properly certified Social Security or other tax identification number;

•	you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

•	the Internal Revenue Service (“IRS”) informs the Fund that your tax identification number is incorrect.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

Other information
Shareholder accounts
Each shareholder of a Fund receives quarterly account statements showing transactions in Fund shares, with a balance denominated in Fund shares.

Retirement plans
You may use the Funds as investments for your profit sharing plan, pension plan, Section 401(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans.

Portfolio security holdings disclosure

A description of the Funds’ policies and procedures in connection with the disclosure of portfolio security holdings of the Funds is available in the Statement of Additional Information and on the Funds’ website, www.calamos.com.

Prospectuses and shareholder reports
The Funds reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.582.6959 or write to us at the Calamos Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 if you want to receive individual copies of these documents. The Funds will begin sending you individual copies within 30 days of your request.

Changes in 80% policies
Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) to be invested, under normal circumstances, in securities of the type suggested by the Fund’s name. Although these requirements may be changed by the board of trustees without shareholder approval, a Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

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PROSPECTUS	March 1, 2009	101

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below for Class I and Class R shares. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006, and March 31, 2006. The report of Deloitte & Touche LLP, along with the Funds’ financial statements, is included in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2008, which is available upon request. Information for periods ended prior to March 31, 2006, was audited by another independent registered public accounting firm.

Calamos Growth Fund
 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$75.28	$58.75	$62.06	$52.85	$50.30	$33.38

Income from investment operations:
Net investment income (loss)#	(0.11)	(0.23)	(0.16)	(0.17)	(0.25)	(0.13)

Net realized and unrealized gain (loss) on investments	(32.73)	18.73	(3.15)	11.72	2.94	17.05

Total from investment operations	(32.84)	18.50	(3.31)	11.55	2.69	16.92

Distributions:

Dividends from net investment income	—	—	—	—	—	—

Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—

Net asset value, end of period	$34.88	$75.28	$58.75	$62.06	$52.85	$50.30

Total return(a)	(47.97%)	32.49%	(5.33%)	22.25%	5.35%	50.69%

Ratios and supplemental data:

Net assets, end of period (000)	$468,906	$226,225	$140,089	$198,409	$156,641	$123,933

Ratio of net expenses to average net assets	0.96%	0.95%	0.94%*	0.95%	0.98%	1.06%

Ratio of net investment income (loss) to average net assets	(0.21%)	(0.36%)	(0.46%)*	(0.30%)	(0.49%)	(0.71%)

Ratio of gross expenses to average net assets prior to expense reductions	0.97%	0.96%	0.94%*	0.95%	0.98%	1.06%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

102	CALAMOS FAMILY OF FUNDS

Calamos Growth Fund

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$70.16	$53.60

Income from investment operations:
Net investment income (loss)#	(0.35)	(0.36)

Net realized and unrealized gain (loss) on investments	(30.20)	16.92

Total from investment operations	(30.55)	16.56

Distributions:

Dividends from net investment income	—	—

Dividends from net realized gains	(7.56)	—

Total distributions	(7.56)	—

Net asset value, end of period	$32.05	$70.16

Total return(a)	(48.24%)	30.90%

Ratios and supplemental data:

Net assets, end of period (000)	$780	$404

Ratio of net expenses to average net assets	1.46%	1.45%*

Ratio of net investment income (loss) to average net assets	(0.71%)	(0.86%)*

Ratio of gross expenses to average net assets prior to expense reductions	1.47%	1.46%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	103

Calamos Growth and Income Fund

 FINANCIAL HIGHLIGHTS

	CLASS I
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$35.13	$32.11	$32.06	$28.90	$28.21	$21.91

Income from investment operations:
Net investment income (loss)	0.42 #	0.46	0.32	0.51	0.45	0.44

Net realized and unrealized gain (loss) on investments	(11.82)	4.88	0.24	4.08	0.85	6.33

Total from investment operations	(11.40)	5.34	0.56	4.59	1.30	6.77

Distributions:

Dividends from net investment income	(0.58)	(0.58)	(0.51)	(0.67)	(0.45)	(0.47)

Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—

Total distributions	(3.04)	(2.32)	(0.51)	(1.43)	(0.61)	(0.47)

Net asset value, end of period	$20.69	$35.13	$32.11	$32.06	$28.90	$28.21

Total return(a)	(35.14%)	17.70%	1.78%	16.33%	4.67%	31.06%

Ratios and supplemental data:

Net assets, end of period (000)	$140,308	$173,650	$153,049	$142,702	$82,793	$44,192

Ratio of net expenses to average net assets	0.81%	0.81%	0.80%*	0.81%	0.83%	0.89%

Ratio of net investment income (loss) to average net assets	1.51%	1.41%	1.60%*	1.56%	1.67%	1.88%

Ratio of gross expenses to average net assets prior to expense reductions	0.82%	0.81%	0.80%*	0.81%	0.83%	0.89%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

104	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$35.80	$31.32

Income from investment operations:
Net investment income (loss)	0.28 #	0.20

Net realized and unrealized gain (loss) on investments	(12.05)	4.57

Total from investment operations	(11.77)	4.77

Distributions:

Dividends from net investment income	(0.49)	(0.29)

Dividends from net realized gains	(2.46)	—

Total distributions	(2.95)	(0.29)

Net asset value, end of period	$21.08	$35.80

Total return(a)	(35.49%)	15.32%

Ratios and supplemental data:

Net assets, end of period (000)	$690	$115

Ratio of net expenses to average net assets	1.31%	1.31%*

Ratio of net investment income (loss) to average net assets	1.01%	0.91%*

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.31%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	105

Calamos Value Fund

 FINANCIAL HIGHLIGHTS

	CLASS I
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.92	$13.81	$13.18	$12.11	$11.33	$7.72

Income from investment operations:
Net investment income (loss)	0.06 #	0.04 #	0.02 #	0.04	0.03	(0.01)

Net realized and unrealized gain (loss) on investments	(4.91)	1.76	0.61	1.53	0.75	3.62

Total from investment operations	(4.85)	1.80	0.63	1.57	0.78	3.61

Distributions:

Dividends from net investment income	(0.12)	—	—	—	—	—

Dividends from net realized gains	(0.90)	(0.69)	—	(0.50)	—	—

Total distributions	(1.02)	(0.69)	—	(0.50)	—	—

Net asset value, end of period	$9.05	$14.92	$13.81	$13.18	$12.11	$11.33

Total return(a)	(34.64%)	13.60%	4.78%	13.22%	6.88%	46.76%

Ratios and supplemental data:

Net assets, end of period (000)	$17,711	$29,628	$6,951	$4,120	$3,174	$2,461

Ratio of net expenses to average net assets	1.23%	1.21%	1.21%**	1.22%	1.36%	1.50%

Ratio of net investment income (loss) to average net assets	0.49%	0.30%	0.21%**	0.35%	0.32%	(0.15%)

Ratio of gross expenses to average net assets prior to expense reductions	1.24%	1.21%	1.21%**	1.22%	1.36%	1.77%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share

**	Annualized

106	CALAMOS FAMILY OF FUNDS

Calamos Value Fund

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$14.66	$13.18

Income from investment operations:
Net investment income (loss)#	(0.00)*	(0.02)

Net realized and unrealized gain (loss) on investments	(4.82)	1.50

Total from investment operations	(4.82)	1.48

Distributions:

Dividends from net investment income	(0.07)	—

Dividends from net realized gains	(0.90)	—

Total distributions	(0.97)	—

Net asset value, end of period	$8.87	$14.66

Total return(a)	(34.96%)	11.23%

Ratios and supplemental data:

Net assets, end of period (000)	$72	$111

Ratio of net expenses to average net assets	1.73%	1.71	%**

Ratio of net investment income (loss) to average net assets	(0.01%)	(0.20	%)**

Ratio of gross expenses to average net assets prior to expense reductions	1.74%	1.71	%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share

**	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	107

Calamos Blue Chip Fund

 FINANCIAL HIGHLIGHTS

	CLASS I
			April 1,			December 1,
			2006			2003∧
	Year Ended		through	Year Ended		through
	October 31,		October 31,	March 31,		March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$14.90	$12.84	$12.19	$10.94	$10.28	$10.00

Income from investment operations:
Net investment income (loss)	0.09 #	0.08 #	0.04	0.01	0.04	(0.00	)*

Net realized and unrealized gain (loss) on investments	(5.06)	2.11	0.61	1.24	0.64	0.28

Total from investment operations	(4.97)	2.19	0.65	1.25	0.68	0.28

Distributions:

Dividends from net investment income	(0.07)	(0.09)	—	—	(0.02)	—

Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—

Total distributions	(0.96)	(0.13)	—	—	(0.02)	—

Net asset value, end of period	$8.97	$14.90	$12.84	$12.19	$10.94	$10.28

Total return(a)	(35.44%)	17.15%	5.33%	11.43%	6.64%	2.80%

Ratios and supplemental data:

Net assets, end of period (000)	$22,337	$34,783	$19,153	$17,881	$2,686	$1,427

Ratio of net expenses to average net assets	1.20%	1.19%	1.18%**	1.21%	1.45%	1.50	%**

Ratio of net investment income (loss) to average net assets	0.74%	0.58%	0.54%**	0.41%	0.50%	(0.17	%)**

Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.20%	1.18%**	1.21%	1.45%	2.31	%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share

**	Annualized

∧	Commencement of operations

108	CALAMOS FAMILY OF FUNDS

Calamos Blue Chip Fund

	CLASS R
		March 1, 2007∧
	Year Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$14.79	$12.80

Income from investment operations:
Net investment income (loss)	0.03 #	0.01	#

Net realized and unrealized gain (loss) on investments	(5.04)	1.98

Total from investment operations	(5.01)	1.99

Distributions:

Dividends from net investment income	(0.01)	—

Dividends from net realized gains	(0.89)	—

Total distributions	(0.90)	—

Net asset value, end of period	$8.88	$14.79

Total return(a)	(35.82%)	15.55%

Ratios and supplemental data:

Net assets, end of period (000)	$106	$116

Ratio of net expenses to average net assets	1.70%	1.69	%**

Ratio of net investment income (loss) to average net assets	0.24%	0.08	%**

Ratio of gross expenses to average net assets prior to expense reductions	1.71%	1.70	%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share

**	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	109

Calamos Multi-Fund Blend

 FINANCIAL HIGHLIGHTS

	CLASS I				CLASS R
			June 28,			March 1,
			2006∧			2007∧
	Year Ended		through		Year Ended	through
	October 31,		October 31,		October 31,	October 31,

	2008	2007	2006		2008	2007

Net asset value, beginning of period	$13.48	$10.93	$10.00		$13.42	$11.14

Income from investment operations:
Net investment income (loss)	0.01 #	(0.02)	(0.00	)*	(0.05)#	(0.06)

Net realized and unrealized gain (loss) on investments	(5.49)	2.57	0.93		(5.47)	2.34

Total from investment operations	(5.48)	2.55	0.93		(5.52)	2.28

Distributions:

Dividends from net investment income	(0.08)	—	—		(0.03)	—

Dividends from net realized gains	(0.10)	—	—		(0.10)	—

Total distributions	(0.18)	—	—		(0.13)	—

Net asset value, end of period	$7.82	$13.48	$10.93		$7.77	$13.42

Total return(a)	(41.13%)	23.33%	9.30%		(41.46%)	20.47%

Ratios and supplemental data:

Net assets, end of period (000)	$122	$121	$23		$71	$120

Ratio of net expenses to average net assets	0.25%	0.25%	0.25	%**	0.75%	0.75	%**

Ratio of net investment income (loss) to average net assets	0.08%	(0.25%)	(0.25	%)**	(0.42%)	(0.75	%)**

Ratio of gross expenses to average net assets prior to expense reductions	0.51%	1.02%	10.66	%**	1.01%	1.52	%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

∧	Commencement of operations

110	CALAMOS FAMILY OF FUNDS

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PROSPECTUS	March 1, 2009	111

Calamos 130/30 Equity Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS I	CLASS R
	June 20, 2008∧	June 20, 2008∧
	through	through
	October 31,	October 31,

	2008	2008

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (loss)#	(0.01)	(0.02)

Net realized and unrealized gain (loss) on investments	(3.52)	(3.52)

Total from investment operations	(3.53)	(3.54)

Distributions:

Dividends from net investment income	—	—

Dividends from net realized gains	—	—

Total distributions	—	—

Net asset value, end of period	$6.47	$6.46

Total return(a)	(35.30%)	(35.40%)

Ratios and supplemental data:
Net assets, end of period (000)	$13,597	$646

Ratio of net expenses to average net assets(b)	1.73%*	2.23%*

Ratio of net investment income (loss) to average net assets	(0.23%)*	(0.73%)*

Ratio of gross expenses to average net assets prior to waiver of expenses by the Advisor	2.67%*	3.17%*

June 20,
2008∧
through
October 31,

2008

Portfolio turnover rate	72.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

(b)	Includes 0.27% for the period ended October 31, 2008 related to interest and dividend expense on short positions .

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

112	CALAMOS FAMILY OF FUNDS

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PROSPECTUS	March 1, 2009	113

Calamos Global Growth and Income Fund

 FINANCIAL HIGHLIGHTS

	CLASS I
			April 1,
			2006
			through
	Year Ended October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$12.94	$10.57	$10.23	$8.30	$8.05	$6.27

Income from investment operations:
Net investment income (loss)#	0.14	0.10	0.05	0.15	0.16	0.15

Net realized and unrealized gain (loss) on investments	(4.93)	2.61	0.40	2.19	0.09	1.64

Total from investment operations	(4.79)	2.71	0.45	2.34	0.25	1.79

Distributions:

Dividends from net investment income	—	—	(0.11)	(0.25)	—	(0.01)

Dividends from net realized gains	(0.72)	(0.34)	—	(0.16)	(0.00)*	—

Total distributions	(0.72)	(0.34)	(0.11)	(0.41)	—	(0.01)

Net asset value, end of period	$7.43	$12.94	$10.57	$10.23	$8.30	$8.05

Total return(a)	(38.97%)	26.38%	4.43%	28.56%	3.15%	28.59%

Ratios and supplemental data:
Net assets, end of period (000)	$145,751	$225,092	$37,758	$28,532	$4,645	$4,251

Ratio of net expenses to average net assets	1.11%	1.13%	1.16%**	1.19%	1.26%	1.44%

Ratio of net investment income (loss) to average net assets	1.37%	0.86%	0.92%**	1.54%	2.03%	1.97%

Ratio of gross expenses to average net assets prior to expense reductions	1.11%	1.13%	1.17%**	1.19%	1.26%	1.44%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

114	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$12.81	$10.63

Income from investment operations:
Net investment income (loss)#	0.09	0.03

Net realized and unrealized gain (loss) on investments	(4.86)	2.15

Total from investment operations	(4.77)	2.18

Distributions:

Dividends from net investment income	—	—

Dividends from net realized gains	(0.72)	—

Total distributions	(0.72)	—

Net asset value, end of period	$7.32	$12.81

Total return(a)	(39.23%)	20.51%

Ratios and supplemental data:

Net assets, end of period (000)	$209	$121

Ratio of net expenses to average net assets	1.61%	1.63%**

Ratio of net investment income (loss) to average net assets	0.87%	0.36%**

Ratio of gross expenses to average net assets prior to expense reductions	1.61%	1.63%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	115

Calamos International Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
			April 1,		March 16,
			2006		2005∧
	Year Ended		through	Year Ended	through
	October 31,		October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005

Net asset value, beginning of period	$19.22	$13.37	$13.11	$9.76	$10.00

Income from investment operations:
Net investment income (loss)	0.08 #	0.07	0.05	0.09	0.01

Net realized and unrealized gain (loss) on investments	(9.65)	5.90	0.21	3.33	(0.25)

Total from investment operations	(9.57)	5.97	0.26	3.42	(0.24)

Distributions:

Dividends from net investment income	(0.11)	(0.08)	—	(0.07)	—

Dividends from net realized gains	(0.61)	(0.04)	—	—	—

Total distributions	(0.72)	(0.12)	—	(0.07)	—

Net asset value, end of period	$8.93	$19.22	$13.37	$13.11	$9.76

Total return(a)	(51.56%)	45.01%	1.98%	35.13%	(2.40%)

Ratios and supplemental data:

$Net assets, end of period (000)	$78,423	$157,986	$59,108	$52,011	$6,835

Ratio of net expenses to average net assets	1.23%	1.24%	1.27%**	1.37%	1.50%**

Ratio of net investment income (loss) to average net assets	0.50%	0.65%	0.74%**	1.05%	2.25%**

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	1.24%	1.28%**	1.37%	2.75%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005.

**	Annualized

∧	Commencement of operations

116	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

	CLASS R
	Year	March 1, 2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$19.13	$14.19

Income from investment operations:
Net investment income (loss)	0.00 #*	0.02

Net realized and unrealized gain (loss) on investments	(9.59)	4.92

Total from investment operations	(9.59)	4.94

Distributions:

Dividends from net investment income	(0.05)	—

Dividends from net realized gains	(0.61)	—

Total distributions	(0.66)	—

Net asset value, end of period	$8.88	$19.13

Total return(a)	(51.78%)	34.81%

Ratios and supplemental data:

Net assets, end of period (000)	$83	$135

Ratio of net expenses to average net assets	1.73%	1.74%**

Ratio of net investment income (loss) to average net assets	0.00%	0.15%**

Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.74%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005.

**	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	117

Calamos Global Equity Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS I			CLASS R
		March 1,			March 1,
	Year	2007∧		Year	2007∧
	Ended	through		Ended	through
	October 31,	October 31,		October 31,	October 31,

	2008	2007		2008	2007

Net asset value, beginning of period	$13.46	$10.00		$13.41	$10.00

Income from investment operations:
Net investment income (loss)#	(0.03)	(0.00	)*	(0.08)	(0.04)

Net realized and unrealized gain (loss) on investments	(6.24)	3.46		(6.20)	3.45

Total from investment operations	(6.27)	3.46		(6.28)	3.41

Distributions:

Dividends from net investment income	—	—		—	—

Dividends from net realized gains	—	—		—	—

Total distributions	—	—		—	—

Net asset value, end of period	$7.19	$13.46		$7.13	$13.41

Total return(a)	(46.58%)	34.60%		(46.83%)	34.10%

Ratios and supplemental data:

Net assets, end of period (000)	$3,436	$5,714		$713	$1,341

Ratio of net expenses to average net assets	1.57%	1.50	%**	2.07%	2.00	%**

Ratio of net investment income (loss) to average net assets	(0.27%)	(0.05	%)**	(0.77%)	(0.55	%)**

Ratio of gross expenses to average net assets prior to expense reductions	1.57%	1.67	%**	2.07%	2.17	%**

		March 1,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Portfolio turnover rate	83.7%	45.8%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized

∧	Commencement of operations

118	CALAMOS FAMILY OF FUNDS

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PROSPECTUS	March 1, 2009	119

Calamos Evolving World Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS I	CLASS R
	August 15,	August 15,
	2008∧	2008∧
	through	through
	October 31,	October 31,

	2008	2008

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (loss)#	0.02	0.01

Net realized and unrealized gain (loss) on investments	(2.69)	(2.68)

Total from investment operations	(2.67)	(2.67)

Distributions:

Dividends from net investment income	—	—

Dividends from net realized gains	—	—

Total distributions	—	—

Net asset value, end of period	$7.33	$7.33

Total return(a)	(26.70%)	(26.70%)

Ratios and supplemental data:

Net assets, end of period (000)	$15,404	$732

Ratio of net expenses to average net assets	1.43%**	1.93%**

Ratio of net investment income (loss) to average net assets	0.96%**	0.46%**

Ratio of gross expenses to average net assets prior to waiver of expenses by the Advisor	2.76%**	3.26%**

August 15,
2008∧
through
October 31,

2008

Portfolio turnover rate	1.2%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005

**	Annualized

∧	Commencement of operations

120	CALAMOS FAMILY OF FUNDS

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PROSPECTUS	March 1, 2009	121

Calamos Convertible Fund

 FINANCIAL HIGHLIGHTS

	CLASS I
			April 1,
			2006
	Year Ended		Through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$19.62	$18.98	$19.01	$19.55	$21.29	$16.49

Income from investment operations:
Net investment income (loss)	0.43 #	0.44 #	0.22 #	0.35	0.43	0.51

Net realized and unrealized gain (loss) on investments	(6.15)	2.20	0.30	1.72	(0.73)	4.95

Total from investment operations	(5.72)	2.64	0.52	2.07	(0.30)	5.46

Distributions:

Dividends from net investment income	(0.49)	(0.91)	(0.55)	(0.99)	(0.40)	(0.66)

Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—

Total distributions	(0.55)	(2.00)	(0.55)	(2.61)	(1.44)	(0.66)

Net asset value, end of period	$13.35	$19.62	$18.98	$19.01	$19.55	$21.29

Total return(a)	(29.95%)	15.11%	2.83%	11.31%	(1.47%)	33.45%

Ratios and supplemental data:

Net assets, end of period (000)	$15,152	$17,781	$21,126	$26,304	$35,235	$51,614

Ratio of net expenses to average net assets	0.89%	0.88%	0.87%*	0.87%	0.86%	0.90%

Ratio of net investment income (loss) to average net assets	2.47%	2.36%	2.03%*	2.10%	2.05%	2.61%

Ratio of gross expenses to average net assets prior to expense reductions	0.90%	0.88%	0.87%*	0.87%	0.86%	0.90%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

122	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund

	CLASS R
		March 1,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$20.75	$19.04

Income from investment operations:
Net investment income (loss)#	0.37	0.24

Net realized and unrealized gain (loss) on investments	(6.49)	2.03

Total from investment operations	(6.12)	2.27

Distributions:

Dividends from net investment income	(0.46)	(0.56)

Dividends from net realized gains	(0.06)	—

Total distributions	(0.52)	(0.56)

Net asset value, end of period	$14.11	$20.75

Total return(a)	(30.19%)	12.08%

Ratios and supplemental data:

Net assets, end of period (000)	$78	$112

Ratio of net expenses to average net assets	1.39%	1.38%*

Ratio of net investment income (loss) to average net assets	1.97%	1.86%*

Ratio of gross expenses to average net assets prior to expense reductions	1.40%	1.38%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	123

Calamos Market Neutral Income Fund

 FINANCIAL HIGHLIGHTS

	CLASS I
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$13.21	$12.67	$12.57	$12.92	$14.34	$14.05

Income from investment operations:
Net investment income (loss)	0.32 #	0.50 #	0.31 #	0.57 #	0.54	0.56

Net realized and unrealized gain (loss) on investments	(2.11)	0.51	0.14	0.10	(0.63)	0.84

Total from investment operations	(1.79)	1.01	0.45	0.67	(0.09)	1.40

Distributions:

Dividends from net investment income	(0.54)	(0.47)	(0.35)	(1.02)	(0.85)	(0.80)

Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)

Total distributions	(0.54)	(0.47)	(0.35)	(1.02)	(1.33)	(1.11)

Net asset value, end of period	$10.88	$13.21	$12.67	$12.57	$12.92	$14.34

Total return(a)	(14.03%)	8.12%	3.62%	5.56%	(0.76%)	10.32%

Ratios and supplemental data:

Net assets, end of period (000)	$102,745	$24,954	$14,450	$7,830	$39,561	$40,969

Ratio of net expenses to average net assets(b)	0.87%	0.93%	1.00%*	1.32%	1.07%	1.26%

Ratio of net investment income (loss) to average net assets	2.65%	3.88%	4.28%*	4.59%	3.70%	3.89%

Ratio of gross expenses to average net assets prior to expense reductions(b)	0.88%	0.94%	1.00%*	1.32%	1.07%	1.26%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.04%, 0.08%, 0.10%, 0.43%, 0.18%, and 0.36%, for the years ended October 31, 2008 and 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Annualized

124	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

	CLASS R
		March 1,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$13.31	$12.84

Income from investment operations:
Net investment income (loss)#	0.27	0.30

Net realized and unrealized gain (loss) on investments	(2.14)	0.40

Total from investment operations	(1.87)	0.70

Distributions:

Dividends from net investment income	(0.48)	(0.23)

Dividends from net realized gains	—	—

Total distributions	(0.48)	(0.23)

Net asset value, end of period	$10.96	$13.31

Total return(a)	(14.48%)	5.47%

Ratios and supplemental data:

Net assets, end of period (000)	$162	$105

Ratio of net expenses to average net assets(b)	1.37%	1.43%*

Ratio of net investment income (loss) to average net assets	2.15%	3.38%*

Ratio of gross expenses to average net assets prior to expense reductions(b)	1.38%	1.44%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.04%, 0.08%, 0.10%, 0.43%, 0.18%, and 0.36%, for the years ended October 31, 2008 and 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Annualized
∧	Commencement of operations

PROSPECTUS	March 1, 2009	125

Calamos High Yield Fund

 FINANCIAL HIGHLIGHTS

	CLASS I
			April 1,
			2006
	Year Ended		through
	October 31,		October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004

Net asset value, beginning of period	$10.96	$10.71	$10.84	$10.75	$10.85	$9.60

Income from investment operations:
Net investment income (loss)	0.57 #	0.60	0.33	0.64	0.82	0.77

Net realized and unrealized gain (loss) on investments	(3.42)	0.38	0.02	0.33	(0.19)	1.21

$Total from investment operations	(2.85)	0.98	0.35	0.97	0.63	1.98

Distributions:

Dividends from net investment income	(0.76)	(0.67)	(0.48)	(0.75)	(0.58)	(0.73)

Dividends from net realized gains	(0.23)	(0.06)	—	(0.13)	(0.15)	—

Total distributions	(0.99)	(0.73)	(0.48)	(0.88)	(0.73)	(0.73)

Net asset value, end of period	$7.12	$10.96	$10.71	$10.84	$10.75	$10.85

Total return(a)	(28.31%)	9.43%	3.50%	9.39%	5.96%	21.04%

Ratios and supplemental data:

Net assets, end of period (000)	$8,010	$9,109	$2,455	$1,947	$1,874	$2,717

Ratio of net expenses to average net assets	0.96%	0.94%	0.92%*	0.94%	0.99%	1.05%

Ratio of net investment income (loss) to average net assets	5.94%	5.64%	5.75%*	5.95%	6.51%	7.29%

Ratio of gross expenses to average net assets prior to expense reductions	0.96%	0.95%	0.92%*	0.94%	0.99%	1.05%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

126	CALAMOS FAMILY OF FUNDS

Calamos High Yield Fund

	CLASS R
		March 1,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$10.95	$10.84

Income from investment operations:
Net investment income (loss)	0.53 #	0.37

Net realized and unrealized gain (loss) on investments	(3.43)	0.13

Total from investment operations	(2.90)	0.50

Distributions:

Dividends from net investment income	(0.71)	(0.39)

Dividends from net realized gains	(0.23)	—

Total distributions	(0.94)	(0.39)

Net asset value, end of period	$7.11	$10.95

Total return(a)	(28.71%)	4.69%

Ratios and supplemental data:

Net assets, end of period (000)	$75	$105

Ratio of net expenses to average net assets	1.46%	1.44%*

Ratio of net investment income (loss) to average net assets	5.44%	5.14%*

Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.45%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	127

Calamos Total Return Bond Fund

 FINANCIAL HIGHLIGHTS

	CLASS I
		June 27,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$10.24	$10.00

Income from investment operations:
Net investment income (loss)	0.36 #	0.16

Net realized and unrealized gain (loss) on investments	(0.35)	0.24

Total from investment operations	0.01	0.40

Distributions:

Dividends from net investment income	(0.43)	(0.16)

Dividends from net realized gains	—	—

Total distributions	(0.43)	(0.16)

Net asset value, end of period	$9.82	$10.24

Total return(a)	0.02%	4.06%

Ratios and supplemental data:

Net assets, end of period (000)	$34,049	$33,698

Ratio of net expenses to average net assets	0.58%	0.65%*

Ratio of net investment income (loss) to average net assets	3.49%	4.36%*

Ratio of gross expenses to average net assets prior to expense reductions	0.88%	1.41%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

128	CALAMOS FAMILY OF FUNDS

Calamos Total Return Bond Fund

	CLASS R
		June 27,
	Year	2007∧
	Ended	through
	October 31,	October 31,

	2008	2007

Net asset value, beginning of period	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.31 #	0.14

Net realized and unrealized gain (loss) on investments	(0.36)	0.25

Total from investment operations	(0.05)	0.39

Distributions:

Dividends from net investment income	(0.38)	(0.14)

Dividends from net realized gains	—	—

Total distributions	(0.38)	(0.14)

Net asset value, end of period	$9.82	$10.25

Total return(a)	(0.58%)	3.91%

Ratios and supplemental data:

Net assets, end of period (000)	$1,033	$1,039

Ratio of net expenses to average net assets	1.08%	1.15%*

Ratio of net investment income (loss) to average net assets	2.99%	3.86%*

Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.91%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

∧	Commencement of operations

PROSPECTUS	March 1, 2009	129

If you would like more information about the Funds, the following resources are available upon request, free of charge.

Additional information about the Funds' investments will be available in the Funds' semiannual and annual reports to shareholders. The semiannual report will contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the six months ended April 30, 2009. The annual report will contain a similar discussion for the one-year period ended October 31, 2009.

The Statement of Additional Information provides more detailed information about the Funds and, except for the information in the section entitled "Financial Statements," is incorporated into this prospectus by reference.

Copies of the reports and the Statement of Additional Information are available, without charge, upon request by calling 800.582.6959 or by visiting the Funds' website at www.calamos.com. You can request other information and discuss your questions about the Funds by contacting Calamos Financial Services LLC at:

Calamos Financial Services LLC
2020 Calamos Court
Naperville, Illinois 60563
Telephone: 800.582.6959

You can review the Funds' reports and Statement of Additional Information at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for free from the EDGAR database on the Commission's Internet website at http://www.sec.gov, or for a duplicating fee by calling or writing to:

Public Reference Section of the Commission
Washington, D.C. 20549-0102
Telephone: 202.942.8090
E-mail: publicinfo@sec.gov

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
800.582.6959

VISIT OUR WEB-SITE
www.calamos.com

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K&L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved. Calamos® Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.

MFIRPRO 1161 2009 811-05433

CALAMOS®

Investment strategies for your serious money®

Calamos Government Money Market Fund

Prospectus March 1, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Calamos Government Money Market Fund	3
Fund Facts	8
Who manages the Fund?	8
What classes of shares does the Fund offer?	9
How can I buy shares?	12
How can I sell (redeem) shares?	14
Transaction information	16
Distributions and taxes	18
Other Information	19
Financial Highlights	20
For More Information	back cover

Calamos Government Money Market Fund

What are the investment objectives and principal strategies of the Fund?
Calamos Government Money Market Fund’s investment objective is to seek maximum current income consistent with liquidity and stability of capital.

In pursuing its investment objective, the Fund’s investment adviser will give priority to earning income and maintaining the Fund’s net asset value (“NAV”) at $1.00 per share. The Fund intends to maintain its current ratings for the shares being offered from third party rating agencies.

The Fund invests its net assets exclusively in U.S. Government obligations, including U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by such obligations.

Although the Fund intends to be fully invested in U.S. Government obligations and repurchase agreements, the Fund has adopted a policy that under normal circumstances it will invest at least 80% of its net assets in those securities. The Fund’s investment objective may not be changed without the approval of a “majority of outstanding” shares of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”). The Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

As a money market fund, the Fund seeks to comply with Rule 2a-7 under the 1940 Act. Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made and all investments are monitored throughout the holding period with respect to their financial status. The Fund, like all money market funds:

•	seeks to maintain an NAV of $1.00 per share;

•	must maintain a dollar-weighted average portfolio maturity of 90 days or less;

•	only buys securities that have remaining maturities of 397 days or less; and

•	invests only in U.S. dollar-denominated securities that the investment adviser believes present minimal credit risk.

What are the types of securities the Fund invests in?
The Fund invests its net assets exclusively in the following types of investments:

U.S. Government Obligations. U.S. Government obligations include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Export-Import Bank of the United States), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation). For securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitment. The Fund may invest in both fixed and floating or variable rate U.S. Government obligations.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell it to the vendor (usually a bank or broker-dealer) at an agreed-upon future date and price. The repurchase agreements the Fund enters into generally have maturities of no more than seven days. The Fund requires that its custodian or sub-custodian maintain collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. The Fund may only enter into repurchase agreements that are fully collateralized by U.S. Government obligations.

PROSPECTUS	March 1, 2009	3

Calamos Government Money Market Fund

What are the principal risks that apply to an investment in the Fund?
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, this share price is not guaranteed and you could lose money by investing in the Fund.

There are several risk factors that could reduce the yield you receive from the Fund or cause it to underperform in comparison to similar investments.

Interest Rate Risk. Money market instruments may decline in value due to changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Fund generally limits its dollar-weighted average portfolio maturity to 60 days or less. Generally, the prices of short-term investments fluctuate less than the prices of longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the Fund’s high credit standards, its yield may be lower than the yields of money market funds that do not limit their investments to U.S. Government and agency securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. Although the Fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests may not perform as expected. This, in turn, could cause the Fund’s returns to lag behind those of similar money market funds.

Counterparty Risk. A repurchase agreement exposes the Fund to the risk that the counterparty to the transaction may go bankrupt or default on its obligation. In the event of a bankruptcy or other default of the counterparty to a repurchase agreement, the Fund could experience both delays in liquidating the collateral and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels or lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund’s investment adviser seeks to reduce this risk by evaluating and monitoring the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The value of the securities held as collateral is also monitored throughout the holding period to ensure that the securities are at least equal in value to the total amount of the repurchase obligations, including accrued interest.

Credit Risk. If a security held by the Fund declines in credit quality or the issuer defaults on its payment of principal or interest, the value of the security is likely to decline. While some of the obligations in which the Fund invests are backed by the full faith and credit of the U.S. Government, some obligations issued by U.S. Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to these agencies or instrumentalities and securities issued by these agencies or instrumentalities may default on principal and interest payments.

4	CALAMOS GOVERNMENT MONEY MARKET FUND

Calamos Government Money Market Fund

How has the Fund performed in the past?
The following bar chart and table indicate the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance cannot predict how it will perform in the future. The information in the chart is for Class I shares. Performance information has not been presented for Class A, Class B or Class C shares of the Fund because they have not been operational for a full calendar year.

 CALENDAR YEAR PERFORMANCE — CALAMOS GOVERNMENT MONEY MARKET FUND

For the period included in the bar chart, the Fund’s highest return for a calendar quarter was 0.90% (the 1st quarter of 2008), and the Fund’s lowest return for a calendar quarter was 0.49% (the 4th quarter of 2008).

The following table shows how the Fund’s average annual performance (before taxes) for the one-year period ended December 31, 2008 and since inception of the Fund’s Class I shares compared with a broad measure of market performance. Performance information has not been presented for Class A, Class B or Class C shares of the Fund because they have not been operational for a full calendar year.

 AVERAGE ANNUAL TOTAL RETURNS — FOR PERIODS ENDED DECEMBER 31, 2008

	ONE YEAR	SINCE INCEPTION*
Class I

Return before taxes	2.51%	3.46%

Citigroup 30-Day Treasury Bill Index#	1.35%	2.41	%∧

*	Inception date for Class I shares is 5/16/07.

#	The Citigroup 30-Day Treasury Bill Index is generally considered representative of the performance of short-term money market investments.

∧	Index data shown is from 5/31/07 (comparative data is available only for full monthly periods).

As of December 31, 2008, the Fund’s seven-day yield was 1.11%. The seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year. To obtain a current seven-day yield for the Fund, call us toll free at 800.823.7386.

PROSPECTUS	March 1, 2009	5

Calamos Government Money Market Fund

What are the fees and expenses of the Fund?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	CLASS A	CLASS B		CLASS C		CLASS I
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	5.00	%(1)	1.00	%(1)	None

Maximum Sales Charge (Load) imposed on Reinvested Dividends/Distributions	None	None		None		None

Annual Fund Operating Expenses (expenses deducted from Fund assets):

Management Fees	0.20%	0.20%		0.20%		0.20%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%		1.00%		None

Other Expenses	0.07%	0.07%		0.07%		0.07%

Total Annual Operating Expenses(2)	0.52%	1.27%		1.27%		0.27%

(1)	The contingent deferred sales charge decreases over time. For additional information, see “Fund Facts — Class B shares” and “Fund Facts — Class C shares.” Class B and Class C shares are available only in exchange for Class B or Class C shares, respectively, of another fund in the Calamos Family of Funds. The contingent deferred sales charge imposed when you redeem your Class B or Class C shares will be based on the date you purchased shares of the original fund.

(2)	Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that Total Annual Operating Expenses after any such reimbursement do not exceed 0.52% for Class A shares, 1.27% for Class B shares or Class C shares and 0.27% for Class I shares. After such date, the expense limitation may be terminated or revised.

6	CALAMOS GOVERNMENT MONEY MARKET FUND

Calamos Government Money Market Fund

Examples:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be greater or less than those shown below.

 EXAMPLE OF FUND EXPENSES

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
redeemed your shares at the end of the period:
Class A	53	167	291	653

Class B*	629	703	897	1,327

Class C**	229	403	697	1,534

Class I	28	87	152	343

You would pay the following expenses if you	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
did not redeem your shares:
Class A	53	167	291	653

Class B*	129	403	697	1,327

Class C	129	403	697	1,534

Class I	28	87	152	343

*	Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

**	The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5 and 10 years (0%).

PROSPECTUS	March 1, 2009	7

Fund Facts

Who manages the Fund?
The Fund’s investments are managed by Calamos Advisors LLC, 2020 Calamos Court, Naperville, IL. Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc. (“CAM”), whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family. Calamos Advisors provides professional money management services to major corporations, public and private institutions, pension funds, insurance companies and individuals and is an investment adviser to open-end and closed-end mutual funds.

The Fund is a series of Calamos Investment Trust (the “Trust”). Subject to the overall authority of the Trust’s board of trustees (the “Board of Trustees”), Calamos Advisors provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis at the annual rate of 0.20% on the first $500 million, 0.19% on the next $500 million, 0.18% on the next $10 billion (over $1 billion to $11 billion), 0.17% on the next $10 billion (over $11 billion to $21 billion), 0.16% on the next $10 billion (over $21 billion to $31 billion), and 0.15% on average daily net assets in excess of $31 billion.

Calamos Advisors has contractually agreed to limit the Fund’s annual ordinary operating expenses, as a percentage of the average net assets of the particular class of shares, to 0.52% for Class A shares, 1.27% for Class B shares, 1.27% for Class C shares and 0.27% for Class I shares. This agreement is binding on Calamos Advisors through June 30, 2010.

Other funds in the Calamos Family of Funds complex (each, an “Investing Fund”) may invest a portion of their assets in the Fund. Calamos Advisors has voluntarily agreed to waive a portion of its advisory fee charged to the Investing Fund in an amount equal to the advisory fee payable by the Fund to Calamos Advisors that is attributable to the Investing Fund’s investment in the Fund, based on average daily net assets.

A discussion regarding the basis for the approval by the Board of Trustees of the Fund’s management agreement is included in the Trust’s annual report to shareholders for the period ending October 31, 2008.

Team Approach to Management. Calamos Advisors employs a team approach to portfolio management, with teams comprised generally of the Co-Chief Investment Officers (the “Co-CIOs”), directors, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

Portfolio holdings are reviewed and trading activity is discussed on a regular basis by all team members. Team members generally may make trading decisions guided by the Fund’s investment objective and strategy.

While day-to-day management of the portfolio is a team effort, the Director of Fixed Income and the Fund’s senior strategy analyst, along with the Co-CIOs, have primary and supervisory responsibility for the Fund and work with all team members in developing and executing the portfolio’s investment program. Each is further identified below.

John P. Calamos, Sr., Co-CIO of Calamos Advisors, generally focuses on macro-level investment themes. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Chairman, CEO and Co-CIO of Calamos Advisors and its predecessor company.

Nick P. Calamos, Co-CIO of Calamos Advisors, also generally focuses on macro-level investment themes. During the past five years, Nick P. Calamos has been Vice President and Trustee (through June 2006) of the Trust and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company.

Matthew Toms, Senior Vice President and Director of Fixed Income at Calamos Advisors (as of March 2007), has 13 years of experience in fixed income portfolios across multiple strategies, including core, core plus, high yield and global bond portfolios. Prior to joining Calamos, Mr. Toms was with The Northern Trust Company, where, since 2003, he led the Taxable Fixed Income Portfolio Management team in Chicago. In this capacity, he was responsible for the generation and implementation of investment strategies across all sectors of the global bond markets. Prior to this, Mr. Toms was on assignment in London and was responsible for the management of Global Credit Portfolios. Before joining Northern Trust in 2000, Mr. Toms was with Lincoln Financial Group where he was responsible for domestic and international credit analysis and portfolio management. Mr. Toms has a

8	CALAMOS GOVERNMENT MONEY MARKET FUND

Fund Facts

BBA degree with an emphasis in Finance from the University of Michigan and is a Charterholder of the Chartered Financial Analysts Institute.

Frank Rachwalski, Senior Vice President and Senior Strategy Analyst at Calamos Advisors (as of January 2007), has more than 30 years of fixed income experience, including senior management and research positions at Kemper Financial Services and its successor entities. As a managing director at Kemper and its successor entities, he was responsible for managing $40 billion in taxable, government and tax-exempt money market mutual funds. During the past five years prior to joining Calamos Advisors, Mr. Rachwalski was an adjunct faculty member at Lewis University and Robert Morris College in Chicago, Illinois and served as an expert witness on matters relating to the cash management industry. Mr. Rachwalski received his bachelor’s degree and MBA from Loyola University Chicago and is a Charterholder of the Institute of Chartered Financial Analysts.

The Fund’s Statement of Additional Information provides additional information about the Fund’s Co-CIOs, Director of Fixed Income and Senior Strategy Analyst, their ownership in the Calamos Family of Funds complex and their compensation.

Closing and Liquidation of the Fund
On February 20, 2009, the Board of Trustees approved the liquidation of the Fund. The Fund will close to new investors and additional purchases by existing investors at the close of business on May 1, 2009. The Fund will be liquidated as of the close of business on or about May 15, 2009.

If you act before the liquidation occurs, you may exchange your Class A shares of the Fund for Class A shares of another fund in the Calamos Family of Funds (or for the equivalent class of Fidelity Prime Money Market Fund Shares, as described below) without paying a sales charge, provided that the purchase of those shares has previously incurred a sales charge. In addition, you may also exchange your Class B or Class C shares of the Fund for Class B or Class C shares of another fund in the Calamos Family of Funds (or for the equivalent class of Fidelity Prime Money Market Fund Shares, as described below) prior to the liquidation date. The holding period for the contingent deferred sales charge, if applicable, on those Class B or Class C shares will continue to run. Before requesting any such exchange, you should carefully review the applicable prospectus to ensure that the fund into which you desire to exchange meets your investment objectives and needs. You may also redeem your shares at any time before the liquidation. If you do not exchange or redeem your Fund shares prior to the liquidation date, those shares will be liquidated, and liquidation proceeds will be paid to you. That payment of liquidation proceeds will be subject to any applicable contingent deferred sales charge.

If you wish to exchange your Fund shares for shares of another money market fund, beginning on or about April 1, 2009, you may exchange them for shares of the Fidelity Institutional Money Market-Prime Money Market Portfolio (“Fidelity Prime Money Market Fund Shares”). Class A, Class B, Class C and Class I shares of the Fund may be exchanged for Class III, Class IV, Class IV and Class I Fidelity Prime Money Market Fund Shares, respectively. Fidelity Prime Money Market Fund Shares are offered by a separate prospectus and are not offered by the Trust. You may at any time exchange your Fidelity Prime Money Market Fund Shares back into shares of the equivalent class of the Calamos Family of Funds. However, should you redeem (and not exchange) your Fidelity Prime Money Market Fund Shares, you would pay any applicable contingent deferred sales charge. For a prospectus and more complete information on Fidelity Prime Money Market Fund Shares, including management fees and expenses, please call 800.582.6959. Please read the prospectus relating to Fidelity Prime Money Market Fund Shares carefully.

What classes of shares does the Fund offer?
This prospectus offers four classes of shares of the Fund: Class A, Class B, Class C and Class I shares. The different classes of Fund shares are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different yields, but will seek to maintain stable net asset values (“NAVs”) of $1.00 per share. The main differences among Class A, Class B, Class C and Class I shares lie primarily in their sales charge structures and their distribution fees. Class A shares do not bear a sales charge, while Class B shares and Class C shares generally bear a contingent deferred sales charge at the time of redemption. Class A, Class B and Class C shares all bear distribution and/or service fees. Class I shares do not bear any initial or contingent deferred sales charges or distribution and/or service fees.

PROSPECTUS	March 1, 2009	9

Fund Facts

Class A shares
The offering price for Class A shares is the NAV per share. Class A shares also have a 0.25% distribution and/or service (12b-1) fee. See “Distribution and service (Rule 12b-1) plan” for more information about distribution and service fees.

Class B shares
Class B shares of the Fund are available only in exchange for Class B shares of another fund in the Calamos Family of Funds or in establishing a systematic exchange program that will be used to purchase Class B shares of other funds in the Calamos Family of Funds. See “How can I buy shares? — Systematic Exchange Program” and “How can I buy shares? — By exchange.”

Your purchase price for Class B shares is their NAV — there is no front-end sales charge. However, if you redeem Class B shares within six years of the date that they were originally purchased in connection with establishing a systematic exchange program or, if they were received in exchange for Class B shares of another fund, the date that those original shares were purchased, you will pay a back-end sales charge, called a contingent deferred sales charge (“CDSC”). Although you pay no front-end sales charge when you buy Class B shares, the Fund’s distributor pays a sales commission of up to 4.00% of the amount invested to investment professionals and financial institutions that sell Class B shares (including Class B shares sold in connection with establishing a systematic exchange program). The Fund’s distributor receives any CDSC imposed when you sell your Class B shares.

The CDSC on Class B shares declines over the years you own the shares, and terminates completely after six years of ownership, measured from the first day of the month in which the shares were purchased. For any shares you sell within those six years, you may be charged at the following rates:

YEAR AFTER YOU BOUGHT SHARES	CONTINGENT DEFERRED SALES CHARGE
First year	5.00%

Second year	4.00

Third or fourth year	3.00

Fifth year	2.00

Sixth year	1.00

No order for Class B shares may exceed $100,000.

The Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class B shares are somewhat higher compared to Class A shares, which pay a distribution and/or service fee of 0.25%. After eight years, measured from the first day of the month in which you purchased the shares, Class B shares automatically convert to Class A shares, which means lower annual expenses from the ninth year on.

Class C shares
Class C shares of the Fund are available only in exchange for Class C shares of another fund in the Calamos Family of Funds or in establishing a systematic exchange program that will be used to purchase Class C shares of other funds in the Calamos Family of Funds. See “How can I buy shares? — Systematic Exchange Program” and “How can I buy shares? — By exchange.”

When you purchase Class C shares in order to establish a systematic exchange program, you do not pay a front-end sales charge. However, if you redeem your Class C shares within 12 months of the date that they were originally purchased or, if they were received in exchange for Class C shares of another fund, the date that those original shares were purchased, you will be assessed a CDSC of 1.00%. Class C shares have a lower CDSC than Class B shares, but Class C shares DO NOT convert to Class A shares.

The Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class C shares are somewhat higher compared to Class A shares, which pay a distribution and/or service fee of 0.25%. No order for Class C shares may exceed $1,000,000.

10	CALAMOS GOVERNMENT MONEY MARKET FUND

Fund Facts

Class I shares
The offering price for Class I shares (“Institutional Shares”) is the NAV per share with no initial sales charge. Institutional Shares are not subject to a CDSC or distribution or service fees.

Distribution and service (Rule 12b-1) plan
The Fund has a Distribution and Service Plan or “12b-1 Plan.” Under the plan, Class A shares pay a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the class. Class B and Class C shares pay a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75%. The distribution fees are for the sale of Fund shares, and the service fees are for services provided to shareholders. Institutional Shares do not pay any distribution or service fees. Since the Fund’s assets are used to pay 12b-1 fees on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders of Class C shares eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority (“FINRA”). For more information about the 12b-1 Plan, please see the Fund’s Statement of Additional Information.

Contingent deferred sales charge
Any CDSC is based on the lesser of the redemption price or purchase price of the Fund shares. For purposes of determining a CDSC, Fund shares are considered sold on a first-in, first-out basis. The CDSC may be waived under certain circumstances. See the Statement of Additional Information for more information about the CDSC.

Which class of shares should I purchase?
The decision as to which class of shares you should purchase depends on a number of factors, including the amount and intended length of your investment. Institutional Shares may only be purchased by institutional investors, as described below under “Who may buy Institutional Shares?” Class B and Class C shares may only be purchased by exchange from another fund in the Calamos Family of Funds, as described below under “How can I buy shares? — By exchange.” For more information about each share class, consult your financial advisor or call us toll free at 800.582.6959. Please note that financial services firms may receive different compensation depending upon which class of shares they sell.

Who may buy Institutional Shares?
The Fund’s Institutional Shares only may be purchased by institutional investors. In addition, clients of Calamos Wealth Management LLC (“CWM”), and certain institutional or other entities, such as investment companies, may purchase Institutional Shares under certain circumstances. Institutional Shares are also available, with the minimum initial investment waived, to current or retired trustees of the Trust, CAM and its subsidiaries, officers, employees and their immediate family members, including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

What is the minimum amount I can invest in the Fund?
The minimum initial investment for Class A shares of the Fund is $2,500 per Fund account. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500 per Fund account. The minimum subsequent investment in Class A shares of the Fund is $50 per Fund account. The Fund may not waive or reduce the minimum initial or subsequent investment requirement, except for any omnibus account of any financial intermediary with whom Calamos Advisors has entered into an agreement, including profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations.

The minimum initial investment required to purchase the Fund’s Institutional Shares is $1 million. There is no minimum subsequent investment requirement. Calamos Advisors may waive the Fund’s minimum initial investment requirement for Institutional Shares at its sole discretion. Institutional Shares are available for purchase without a minimum initial investment by clients of CWM, and tax-qualified employee benefit plans sponsored by Calamos Advisors or Calamos Financial Services LLC (“CFS”), the Fund’s distributor, for their employees.

PROSPECTUS	March 1, 2009	11

Fund Facts

How can I buy shares?
You may buy shares of the Fund by contacting us, your financial advisor or the broker-dealer that gave you this prospectus. Your financial advisor or another intermediary may charge for its services. You may purchase shares from us directly without any additional charges other than those described above. When you buy shares, be sure to specify whether you want Class A, Class B, Class C or Institutional Shares.

The offering price for shares will be based on the NAV per share next computed after receipt by the Fund’s transfer agent of your purchase order in good form on any day the New York Stock Exchange (the “NYSE”) is open for trading. Generally, if you place your order by 4:00 p.m. Eastern time, you will receive that day’s offering price. Orders placed after 4:00 p.m. Eastern time will receive the following business day’s offering price.

We generally do not sell Fund shares to investors residing outside the U.S., Guam, Puerto Rico and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses.

Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates. You may buy shares using the following methods:

Systematic Exchange Program
You may make automatic exchanges on a regular basis of your Class A, Class B, or Class C shares for the same class of shares of another fund in the Calamos Family of Funds. Investing a fixed dollar amount at regular intervals, sometimes referred to as “dollar cost averaging,” may have the effect of reducing the average cost per share of the fund acquired. You may set up a systematic exchange program through your investment professional or financial institution, or by calling us at 800.582.6959.

By mail
You may purchase Class A shares of the Fund by sending a check payable to the Calamos Family of Funds, along with a completed account application to the Fund’s transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. The Fund will not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Fund will not accept Treasury checks, credit card checks, traveler’s checks, starter checks or checks written by third parties for the purchase of shares. The Fund also will not accept money orders, post-dated checks, post-dated online bill pay checks, or conditional orders for the purchase of shares. A $25 charge will be imposed if any payment submitted for investment is returned, and the investor may be responsible for any loss sustained by the Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House (“ACH”) Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check or purchase by ACH has been collected, which may take 15 days.

By telephone
Once you have established an account, you may make subsequent purchases of Class A shares of $50 or more over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your account at a financial institution that is an ACH member. The Fund will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. To permit telephone purchases, you must authorize telephone purchases on your account application. Call us at 800.582.6959 to purchase shares by telephone or to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request to the Fund’s transfer agent, in writing along with a voided check, at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

The Fund may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of the Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund. The Fund and its transfer agent

12	CALAMOS GOVERNMENT MONEY MARKET FUND

Fund Facts

will be liable for losses resulting from unauthorized telephone purchases only if the Fund does not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By wire
You may purchase Class A shares or Institutional Shares by wiring funds from your bank. To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver by overnight mail your account application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. Your application must include the name of the Fund you are purchasing, your account number, if any, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:
For Class A shares:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For Institutional Shares:
U.S. Bancorp Fund Services, LLC
Account #112-952-305

Further Credit:
(name of Fund)
(account registration)
(account number)

Before sending any wire, please advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Neither the Fund nor the transfer agent is responsible for delays in the Federal Reserve wire system.

By exchange
You may, until the Fund’s closing on May 1, 2009, purchase Class A, Class B and Class C shares of the Fund by exchanging Class A, Class B and Class C shares, respectively, of another fund in the Calamos Family of Funds. For Class B and Class C shares, you will not pay a sales charge upon exchanging your shares, but the time period for the contingent deferred sales charge will continue to run. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Fund. You may exchange your shares by writing to us at the Calamos Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at 800.582.6959. An exchange may also be made by instructing your financial advisor or intermediary, who will communicate your instruction to us. An exchange transaction is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privileges of any investor who appears to be engaged in short-term or excessive trading. Although an investor may be precluded from utilizing the exchange privilege, an investor’s ability to redeem shares of the Fund for cash will not be affected.

PROSPECTUS	March 1, 2009	13

Fund Facts

By Automatic Investment Plan
If you own Class A shares of the Fund, you may purchase additional Class A shares of the Fund periodically through the Automatic Investment Plan. Under the Plan, after your initial investment, you may authorize the Fund to withdraw from your bank checking or savings account an amount that you wish to invest, which must be $50 or more. Your financial institution must be a member of the ACH Network to participate. If you wish to enroll in this Plan, complete the appropriate application form. To obtain the form, call 800.582.6959. The Plan is not available to clients of financial advisors that offer similar investment services. The Fund may terminate or modify this privilege at any time. You may change your withdrawal amount or terminate your participation in the Plan at any time by notifying us by telephone or in writing at least five business days prior to the effective date of the next transaction. A request to change bank information for this Plan requires a signature guarantee. A $25 charge will be imposed if your bank rejects your payment.

How can I sell (redeem) shares?
You may redeem shares of the Fund by contacting us or your intermediary. Your intermediary may charge for its services. You may redeem shares from us directly without any additional charges other than those described below.

Once your instruction to sell Fund shares has been received, you may not cancel or revoke your request. It is, therefore, very important that you call us if you have any questions about the requirements for selling shares before submitting your request.

Through your broker-dealer (certain charges may apply)
Shares held for you in your broker-dealer’s name must be sold through the broker-dealer.

By writing to the Fund’s transfer agent
When your shares are held for you by the Fund’s transfer agent, you may sell your shares by sending a written request to: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. Your redemption request must:

1.	specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.	be signed by all owners exactly as their names appear on the account; and

3.	for each signature on the redemption request, include a signature guarantee, if necessary.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

By telephone
If you have elected the telephone redemption privilege, you may redeem your Class A, Class B or Class C shares by telephone. With the telephone redemption option, you may sell up to $50,000 worth of shares on any day. You may not redeem by telephone shares held in an IRA account or in an account for which you have changed the address within the preceding 30 days.

If you did not authorize telephone redemptions on your original account application, you may request telephone redemption privileges by submitting a request in writing, which may require a signature guarantee. In addition, if you want redemption proceeds sent to your bank account by either wire transfer (at a current cost of $15 per transfer), or electronic funds transfer via the ACH Network at no cost, please also be sure to include your request along with a voided check for this bank account. Your request can be sent to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone redemptions on your original account application, but would like to change the predetermined bank to which proceeds are sent, please submit your request in writing with a signature guarantee, along with a voided check for the new bank account. Only member banks may transmit funds via the ACH Network.

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To redeem shares from your account by telephone, call 800.582.6959. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Fund will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Fund also may record a call, request more information and send written confirmation of telephone transactions. The Fund and its transfer agent will be liable for losses from unauthorized telephone instructions only if the Fund does not follow reasonable procedures designed to verify the identity of the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

By wire
Broker-dealers or other intermediaries may communicate redemption orders by wire to the Fund’s transfer agent. There is no limit on proceeds sent communicated by wire.

By systematic withdrawal plan
Under the Fund’s Systematic Withdrawal Plan, you may request that the Fund periodically redeem Class A, Class B or Class C shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call 800.582.6959 and request a systematic withdrawal form. Your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are redemption proceeds and are taxable as such. The maximum annual rate at which Class B shares may be redeemed (and Class C shares in their first year following purchase) under the Systematic Withdrawal Plan is 10% of the NAV of the account. You may modify or terminate your Systematic Withdrawal Plan by written notice to the transfer agent at least seven business days prior to the start of the month in which the change is to be effective. You may have a check sent to your address of record or you may have proceeds sent to your predetermined bank account via electronic funds transfer through the ACH Network.

By exchange
You may redeem all or any portion of your shares of the Fund and use the proceeds to purchase shares of the same class of any of the other funds in the Calamos Family of Funds if your signed, properly completed application is on file. For Class B and Class C shares, you will not pay a sales charge upon exchanging your shares, but the time period for the contingent deferred sales charge will continue to run. However, exchanges of Class A shares from the Fund are subject to any initial sales charge applicable to the fund being exchanged into, unless the shares were previously acquired by an exchange from Class A shares of another fund in the Calamos Family of Funds upon which an initial sales charge was paid (or which represent reinvestment of dividends and distributions paid on such shares). An exchange transaction is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. See “How can I buy shares? — By exchange” for more information about the exchange privilege.

Signature guarantees
A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	When establishing or modifying certain services on an account;

•	If a change of address was received by the Fund’s transfer agent within the last 30 days;

•	For all redemptions of $50,000 or more from any shareholder account.

In addition to the situations described above, the Fund and the Fund’s transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

PROSPECTUS	March 1, 2009	15

Fund Facts

You can obtain a signature guarantee from domestic banks, brokers, dealers including CFS, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption-in-kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in liquid portfolio securities rather than cash. If that occurs, the redeeming shareholder might incur brokerage and/or other transaction costs to convert the securities to cash.

Processing time
If your redemption order is received in good form by the Fund’s transfer agent or another authorized agent of the Fund before 3:00 p.m., Eastern time, on a day the NYSE is open for trading, your redemption order will be processed at that day’s NAV, the redemption proceeds will, under ordinary circumstances, be wired to your account before the close of business that day and you will not receive that day’s dividend. If your redemption order is received at or after 3:00 p.m. and before 4:00 p.m., Eastern time, your redemption order will be processed at that day’s NAV and you will receive that day’s dividend.

The Fund will send your redemption proceeds to you by check to the address of record or by wire to a predetermined bank or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request. The cost of the wire (currently $15) will be deducted from the redemption proceeds if you are redeeming all of your shares or only a specific number of shares. If you are redeeming a specific dollar amount, the wire fee will be deducted from the remaining balance in the account. You may also have proceeds sent directly to a predetermined bank or brokerage account via electronic funds transfer through the ACH Network if your bank or brokerage firm is an ACH member. There is no charge for an electronic funds transfer through the ACH Network and your proceeds will be credited to your account within two to three business days. Proceeds from the sale of Fund shares will not be sent to you until the check used to purchase the shares has cleared, which can take up to 15 days after purchase. You may avoid this delay by buying shares with a wire transfer. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

Small accounts
Due to the relatively high cost of handling small accounts, the Fund may give you 30 days written notice that it intends to redeem your shares, at the NAV of those shares, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuations.

Transaction information
Share price
The Fund’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. If shares are purchased or sold through an

16	CALAMOS GOVERNMENT MONEY MARKET FUND

Fund Facts

intermediary, it is the responsibility of that intermediary to transmit those orders to the Fund’s transfer agent so such orders will be received in a timely manner.

Order in good form
A purchase or redemption order is considered to be in good form when the Fund’s transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

Portfolio Valuation
The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. Pursuant to Rule 2a-7 under the 1940 Act, the Fund values its portfolio securities on an amortized cost basis. The amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the Fund’s net asset value is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the Fund’s portfolio securities.

Intermediaries
The Fund may authorize intermediaries to accept purchase, exchange and redemption orders on the Fund’s behalf. An order in good form received by an intermediary will be deemed to have been received by the Fund as of the time of receipt by the intermediary. It is the responsibility of that intermediary to transmit those orders to the Fund’s transfer agent so that such orders will be received in a timely manner. If you buy, exchange or redeem shares through an intermediary, you will pay or receive the Fund’s NAV as calculated in accordance with the Fund’s purchase and redemption procedures, after giving effect to any transaction charge imposed by the intermediary, unless the Fund rejects your order. See “How can I buy shares?” and “Processing time” for more information on the Fund’s purchase and redemption procedures and “Transaction restrictions” and “Excessive trading policies and procedures” for more information on the Fund’s right to reject purchase orders and the purchase portion of exchange orders.

If you buy and sell Fund shares through an intermediary, that intermediary may charge a fee for that service. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. The Fund cannot always identify individual accounts or transactions for an account that is facilitated by an intermediary. Due to differing operational and systems capabilities, an intermediary may calculate sales charges and fees and track transaction activity differently than the Fund. When transacting in Fund shares, be sure you understand how your intermediary calculates sales charges and fees and tracks transaction activity.

CFS and its affiliates are currently subject to supplemental compensation payment requests by certain intermediaries. CFS or its affiliates may make payments to intermediaries, among other things, to help defray the costs incurred by qualifying intermediaries in connection with efforts to educate financial advisers about the Fund so they can make recommendations and provide services that are suitable and meet shareholder needs, to access intermediaries’ registered representatives, to obtain marketing support and to provide other specified services. CFS or its affiliates may make these payments, at their discretion and expense, to intermediaries who have sold Fund shares.

The level of payments made to a qualifying intermediary in any given year will vary and in no case would exceed the sum of (a) 0.25% of the prior 12-month period’s Fund sales by that intermediary and (b) 0.12% of the average daily value of Fund shares held by customers of that intermediary during the period. A number of factors will be considered in determining whether CFS or its affiliates will agree to make requested payments, including the qualifying intermediary’s sales, assets and redemption rates, and the quality of the intermediary’s services.

PROSPECTUS	March 1, 2009	17

Fund Facts

Payments to intermediaries may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Anti-money laundering compliance
The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund will request the following information from all investors: full name, date of birth, Social Security number and permanent street address. Corporate, trust, and other entity accounts must provide additional documentation. The Fund will use this information to verify your identity. The Fund will return your application and the monies received to establish your account if any of this information is missing. After your account is established, the Fund may request additional information from you to assist in verifying your identity. If the Fund is unable to verify your identity, they reserve the right to redeem your account at the current day’s NAV. If at any time the Fund believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” your account. The Fund also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Fund may also be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform you that it has taken the actions described above.

Transaction restrictions
The Fund reserves the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. The Fund generally expects to inform any investor within 24 hours if a purchase order has been rejected.

Excessive trading policies and procedures
The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares that are disruptive to effective portfolio management. However, the Fund is a money market fund and seeks to provide shareholders current income, liquidity and a stable net asset value of $1.00 per share. In addition, the Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund’s investments, and money market instruments in general, and the Fund’s intended purpose to serve as a short-term investment vehicle for shareholders, the Fund does not monitor or limit shareholder purchases and redemptions of its shares. However, the excessive trading policies and procedures provide the Fund with the right to reject any purchase order or the purchase portion of any exchange order by any investor for any reason, including orders that appear to be associated with market timing activities. If the Fund rejects the purchase portion of an exchange order, the Fund will honor the redemption portion of the exchange and provide the shareholder with the proceeds from that redemption.

Distributions and taxes
Distributions
Unless you requested on the account application or in writing that distributions be made in cash, all distributions are paid by crediting your account with additional Fund shares. These shares are valued at the next NAV that is computed after the distribution date. There is no sales charge applied. The Fund declares distributions daily and pays accumulated distributions monthly.

If a distribution check is returned undeliverable, or if a check remains outstanding for six months, the Fund reserves the right to reinvest those distributions in additional shares of that Fund at the current NAV and to designate the account as a dividend reinvestment account.

18	CALAMOS GOVERNMENT MONEY MARKET FUND

Fund Facts

Taxes
Distributions, whether received in cash or reinvested in additional Fund shares, are subject to federal income tax and may be subject to state or local taxes. The federal tax treatment will depend on your individual tax position. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state and locality.

The distributions paid by the Fund are subject to taxation as of the date of payment, except for those distributions declared in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.

Distributions of the Fund’s net investment income, if any, generally will be taxable to you as ordinary income. Although the Fund does not expect to realize any capital gain, distributions of the Fund’s net short-term capital gain, if any, generally would be taxable as ordinary income and distributions of the Fund’s net long-term capital gain, if any, generally would be taxable as long-term capital gain.

Corporate shareholders will not be able to deduct any distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of “qualified dividend income” payable to individuals from certain domestic and foreign corporations.

The Fund may be required to withhold federal income tax (“backup withholding”) from payments to you if:

•	you fail to furnish your properly certified Social Security or other tax identification number;

•	you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

•	the Internal Revenue Service (“IRS”) informs the Fund that your tax identification number is incorrect.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

Other information
Shareholder accounts
Each Fund shareholder receives quarterly account statements showing transactions in Fund shares, with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption or change of shareholder address (sent to both the former and the new address).

Retirement plans
You may use the Fund as an investment for your IRA, profit sharing plan, pension plan, Section 40l(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from us or your plan administrator.

Portfolio security holdings disclosure
A description of the Fund’s policies and procedures in connection with the disclosure of portfolio security holdings of the Fund is available in the Fund’s Statement of Additional Information and on the Fund’s website, www.calamos.com.

Prospectuses and shareholder reports
The Fund reduces the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.582.6959 or write to us at the Calamos Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 if you want to receive individual copies of these documents. The Fund will begin sending you individual copies within 30 days of your request.

PROSPECTUS	March 1, 2009	19

Financial Highlights

Selected data for an Institutional Share outstanding throughout the period were as follows:

The financial highlights table is intended to help you understand the Fund’s financial performance during the periods indicated below for Class A, Class B, Class C and Class I shares. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

	Class A	Class B	Class C	Class I
	March 3,	March 3,	March 3,		May 16,
	2008∧	2008∧	2008∧	Year	2007∧
	through	through	through	Ended	through
	October 31,	October 31,	October 31,	October 31,	October 31,

	2008	2008	2008	2008	2007

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)#	0.01	0.01	0.01	0.03	0.02

Net realized and unrealized gain (loss) on investments	0.00 *	0.00 *	0.00 *	0.00 *	—

Total from investment operations	0.01	0.01	0.01	0.03	0.02

Distributions:

Dividends from net investment income	(0.01)	(0.01)	(0.01)	(0.03)	(0.02)

Total distributions	(0.01)	(0.01)	(0.01)	(0.03)	(0.02)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(a)	1.36%	0.86%	0.86%	2.98%	2.33%

Ratios and supplemental data:

Net assets, end of period (000)	$33,057	$24,658	$29,999	$568,527	$857,975

Ratio of net expenses to average net assets	0.52%**	1.27%**	1.27%**	0.27%	0.26%**

Ratio of net investment income (loss) to average net assets	1.97%**	1.22%**	1.22%**	2.95%	4.99%**

Ratio of gross expenses to average net assets prior to waiver of expenses by the Advisor	0.52%**	1.27%**	1.27%**	0.27%	0.26%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share

**	Annualized

∧	Commencement of operations

20	CALAMOS GOVERNMENT MONEY MARKET FUND

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If you would like more information about the Fund, the following resources are available upon request, free of charge.

Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The semiannual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance for the six months ended April 30, 2008. The annual report contains a similar discussion for the one-year period ended October 31, 2008.

The Statement of Additional Information provides more detailed information about the Fund and, except for the information in the section entitled "Financial Statements," is incorporated into this prospectus by reference.

Copies of the reports and the Statement of Additional Information are available, without charge, upon request by calling 800.582.6959 or by visiting the Fund's website at www.calamos.com. You can request other information and discuss your questions about the Fund by contacting Calamos Financial Services LLC at:

Calamos Financial Services LLC
2020 Calamos Court
Naperville, Illinois 60563
Telephone: 800.582.6959

You can review the Fund's reports and Statement of Additional Information at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for free from the EDGAR database on the Commission's Internet website at http://www.sec.gov, or for a duplicating fee by calling or writing to:

Public Reference Section of the Commission
Washington, D.C. 20549-0102
Telephone: 202.942.8090
E-mail: publicinfo@sec.gov

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
800.582.6959

VISIT OUR WEB-SITE
www.calamos.com

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K&L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved. Calamos® Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.

GMMPRO 2009 811-05433

STATEMENT OF ADDITIONAL INFORMATION	March 1, 2009
CALAMOS (R) FAMILY OF FUNDS
GROWTH FUND
GROWTH AND INCOME FUND
VALUE FUND
BLUE CHIP FUND
MULTI-FUND BLEND
GLOBAL GROWTH AND INCOME FUND
INTERNATIONAL GROWTH FUND
GLOBAL EQUITY FUND
CONVERTIBLE FUND
MARKET NEUTRAL INCOME FUND
HIGH YIELD FUND
TOTAL RETURN BOND FUND
130/30 EQUITY FUND
EVOLVING WORLD GROWTH FUND
2020 Calamos Court
Naperville, Illinois 60563
(630) 245-7200
Toll Free: (800) 8-CFS-FUND (800/823-7386)
     This Statement of Additional Information relates to CALAMOS(R) Growth Fund, CALAMOS(R) Growth and Income Fund, CALAMOS(R) Value Fund, CALAMOS(R) Blue Chip Fund, CALAMOS(R) Multi-Fund Blend, CALAMOS(R) Global Growth and Income Fund, CALAMOS(R) International Growth Fund, CALAMOS(R) Global Equity Fund, CALAMOS(R) Convertible Fund, CALAMOS(R) Market Neutral Income Fund, CALAMOS(R) High Yield Fund, CALAMOS(R) Total Return Bond Fund, CALAMOS(R) 130/30 Equity Fund and CALAMOS(R) Evolving World Growth Fund (the “Funds”), each of which is a series of Calamos Investment Trust (the “Trust”). It is not a prospectus, but provides information that should be read in conjunction with the CALAMOS(R) Family of Funds prospectus, dated the same date as this Statement of Additional Information, and any supplements thereto, which are incorporated herein by reference. The Funds’ financial statements for the fiscal year ended October 31, 2008 are incorporated herein by reference from the Funds’ annual report to shareholders. The prospectus and the annual and semi-annual reports of the Funds may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above.
MFSAI 1160 03/09

THE TRUST AND THE FUNDS
     The Trust was organized as a Massachusetts business trust on December 21, 1987. Each Fund is an open-end, diversified management investment company. Prior to June 23, 1997, the name of the Trust was CFS Investment Trust. Market Neutral Income Fund was named “Market Neutral Fund” prior to December 30, 2005 and “Strategic Income Fund” prior to July 30, 1999. Prior to April 1, 2003, Global Growth and Income Fund was named “Global Convertible Fund” and Growth and Income Fund was named “Convertible Growth and Income Fund.” Prior to December 1, 2003, Value Fund was named “Mid Cap Value Fund.”
INVESTMENT OBJECTIVES
     Each Fund’s investment objectives are shown below:
     GROWTH FUND seeks long-term capital growth.
     GROWTH AND INCOME FUND seeks high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.
     VALUE FUND seeks long-term capital growth.
     BLUE CHIP FUND seeks long-term capital growth. Under normal circumstances, Blue Chip Fund will invest at least 80% of its net assets (plus any borrowings) in “Blue Chip” companies.
     MULTI-FUND BLEND seeks long-term capital growth with current income as its secondary objective. The Fund invests primarily in Class I shares of a combination of CALAMOS (R) Funds (the “underlying funds”) on a fixed percentage allocation basis. The Fund makes equal allocations of its assets among Growth Fund, Value Fund and Global Growth and Income Fund.
     GLOBAL GROWTH AND INCOME FUND seeks high long-term total return through capital appreciation and current income. The Fund invests primarily in a globally diversified portfolio of convertible, equity and fixed-income securities.
     INTERNATIONAL GROWTH FUND seeks long-term capital growth. The Fund invests primarily in a globally diversified portfolio of equity securities.
     GLOBAL EQUITY FUND seeks long-term capital growth. The Fund invests primarily in a globally diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings) in equity securities.
     CONVERTIBLE FUND seeks current income with growth as its secondary objective. Under normal circumstances, Convertible Fund will invest at least 80% of its net assets (plus any borrowings) in convertible securities.
     MARKET NEUTRAL INCOME FUND seeks high current income consistent with stability of principal. The Fund seeks to achieve its objective primarily through investment in convertible securities and employment of short selling to enhance income and hedge against market risk.
     HIGH YIELD FUND seeks the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain where consistent with its primary objective. Under normal circumstances, High Yield Fund will invest at least 80% of its net assets (plus any borrowings) in high yield, fixed-income securities (junk bonds).
     TOTAL RETURN BOND FUND seeks total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings) in a diversified portfolio of fixed-income instruments of varying maturities, including derivative instruments with economic characteristics similar to such fixed-income instruments.

     130/30 EQUITY FUND seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in equity securities, including convertible securities convertible into equity securities.
     EVOLVING WORLD GROWTH FUND seeks long-term capital growth.
     The investment objectives of each Fund may not be changed without the approval of a “majority of the outstanding” shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Blue Chip Fund, High Yield Fund, Convertible Fund, Global Equity Fund, Total Return Bond Fund and 130/30 Equity Fund will notify shareholders at least 60 days prior to any change in its 80% policy.
INVESTMENT PRACTICES
     The prospectus contains information concerning each Fund’s investment objectives and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Funds and their associated risks.
     In pursuing its investment objectives, each Fund will invest as described below and in the Funds’ prospectus. The table below indicates whether each Fund, directly or indirectly through its investment in the underlying funds, invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

GLOBAL
		GROWTH				GROWTH
		AND		BLUE	MULTI	AND
INVESTMENTS AND INVESTMENT-	GROWTH	INCOME	VALUE	CHIP	FUND	INCOME
RELATED PRACTICES	FUND	FUND	FUND	FUND	BLEND	FUND
Equity Securities	P	P	P	P	P	P
Convertible Securities	N	P	N	N	P	P
Synthetic Convertible Instruments	N	P	N	N	P	P
Debt Securities (including High Yield Fixed-Income Securities)	N	P	N	N	P	P
U.S. Government Obligations	N	N	N	N	N	N
Stripped Securities	N	N	N	N	N	N
Mortgage-related and Other Asset-backed Securities	N	N	N	N	N	N
Loan Participations and Assignments	N	N	N	N	N	N
Inflation-indexed Bonds	N	N	N	N	N	N
Municipal Bonds	N	N	N	N	N	N
Rule 144A Securities	N	P	N	N	P	P
Foreign Securities	N	N	N	N	P	P
Currency Exchange Transactions	N	N	N	N	N	N
Synthetic Foreign Market Positions	N	N	N	N	N	N
Swaps, Caps, Floors and Collars	N	N	N	N	N	N
Structured Products	N	N	N	N	N	N
Lending of Portfolio Securities	N	N	N	N	N	N
Repurchase Agreements	N	N	N	N	N	N
Options on Securities, Indexes and Currencies*	N	N	N	N	N	N
Futures Contracts and Options on Futures
Contracts	N	N	N	N	N	N
Warrants*	N	N	N	N	N	N
Portfolio Turnover	N	N	N	N	N	N
Short Sales	N	N	N	N	N	N
“When-Issued” Securities	N	N	N	N	N	N
Delayed Delivery Securities	N	N	N	N	N	N
Reverse Repurchase Agreements and Other
Borrowings	N	N	N	N	N	N
Illiquid Securities	N	N	N	N	N	N
Temporary Investments	N	N	N	N	N	N

				MARKET		TOTAL		EVOLVING
		GLOBAL		NEUTRAL	HIGH	RETURN	130/30	WORLD
INVESTMENTS AND INVESTMENT-	INTERNATIONAL	EQUITY	CONVERTIBLE	INCOME	YIELD	BOND	EQUITY	GROWTH
RELATED PRACTICES	GROWTH FUND	FUND	FUND	FUND	FUND	FUND	FUND	FUND
Equity Securities	P	P	P	N	N	N	P	P
Convertible Securities	N	N	P	P	P	N	N	P
Synthetic Convertible Instruments	N	N	P	P	P	N	N	P
Debt Securities (including High Yield Fixed-Income Securities)	N	N	P	P	P	P	N	P
U.S. Government Obligations	N	N	N	N	N	P	N	N
Stripped Securities	N	N	N	N	N	P	N	N
Mortgage-related and Other Asset-backed Securities	N	N	N	N	N	P	N	N
Loan Participations and Assignments	N	N	N	N	N	P	N	N
Inflation-indexed Bonds	N	N	N	N	N	P	N	N
Municipal Bonds	N	N	N	N	N	P	N	N
Rule 144A Securities	N	N	P	P	P	N	N	N
Foreign Securities	P	P	P	N	N	P	N	P
Currency Exchange Transactions	N	N	N	N	N	P	N	N
Synthetic Foreign Market Positions	N	N	N	N	N	N	N	N
Swaps, Caps, Floors and Collars	N	N	N	N	N	N	N	N
Structured Products	N	N	N	N	N	P	N	N
Lending of Portfolio Securities	N	N	N	N	N	N	N	N
Repurchase Agreements	N	N	N	N	N	P	N	N
Options on Securities, Indexes and Currencies*	N	N	N	P	N	P	N	N
Futures Contracts and Options on Futures Contracts	N	N	N	N	N	P	N	N
Warrants*	N	N	N	N	N	N	N	N
Portfolio Turnover	N	N	N	P	N	N	P	N
Short Sales	N	N	N	P	N	N	P	N
“When-Issued” Securities	N	N	N	N	N	N	N	N
Delayed Delivery Securities	N	N	N	N	N	N	N	N
Reverse Repurchase Agreements and Other Borrowings	N	N	N	N	N	N	N	N
Illiquid Securities	N	N	N	N	N	N	N	N
Temporary Investments	N	N	N	N	N	N	N	N

*	Not including those acquired in connection with investments in synthetic convertible instruments.
CONVERTIBLE SECURITIES
     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the security were a non-convertible obligation.
     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security’s value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.
     If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE INSTRUMENTS
     A Fund may establish a “synthetic” convertible instrument by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
     More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund’s investment objectives. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions. Convertible Fund’s holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund’s policy to invest at least 80% of its net assets (plus any borrowings) in convertible securities.
     A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.
     A Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.
DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES)
     In pursuing its investment objectives, a Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)) and securities that are not rated but are considered by Calamos Advisors LLC (“Calamos Advisors”), the Funds’ investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities in a particular rating category, except that Total Return Bond Fund may not invest more than 25% of its net assets in high yield fixed-income securities, and no Fund other than High Yield Fund may acquire a security rated below C.
     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Achievement by a Fund of its investment objectives will be more dependent on Calamos Advisors’ credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos Advisors employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.
     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
U.S. GOVERNMENT OBLIGATIONS
     U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations (“U.S. Treasuries”) include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. U.S. Treasury obligations are backed by the full faith and credit of the U.S.
     Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S., (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the agency or instrumentality. Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association (“GNMA”) and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association (“FNMA”), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.
     A Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     A Fund’s yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by GNMA, may affect the value of, and return on, an investment in such securities.
STRIPPED SECURITIES
     Stripped securities include Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”), and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The Funds will not purchase stripped securities that are subject to prepayment or extension risk. SMBS are usually structure with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.
     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
     A Fund may invest in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, SMBSs and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
     The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages accelerate the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
     One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal- only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.
     Total Return Bond Fund may invest up to 5% of its total assets in any combination of mortgage-related and other asset-backed IO and PO securities. A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Fund may invest in other asset-backed securities that have been offered to investors.
LOAN PARTICIPATIONS AND ASSIGNMENTS
     A Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

INFLATION-INDEXED BONDS
     Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
     With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.
     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
MUNICIPAL BONDS
     Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which a Fund may invest include municipal lease obligations. A Fund may also invest in securities issued by entities whose underlying assets are municipal bonds. Total Return Bond Fund may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
RULE 144A SECURITIES
     A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Funds, under Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Calamos Advisors, under the supervision of the Trust’s board of trustees, will consider whether Rule 144A Securities are illiquid and thus subject to a Fund’s restriction of investing no more than a specified percentage of its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisors may consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% (or 15% in the case of Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Total Return Bond Fund) of its net assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES
     Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Evolving World Growth Fund may invest all of their net assets, Total Return Bond Fund may invest up to 35% of its net assets, and each other Fund, except for Multi-Fund Blend, may invest up to 25% of its net assets, in securities of foreign issuers. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person, but may include foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. A Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.
     To the extent positions in portfolio securities are denominated in foreign currencies, a Fund’s investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under “Currency Exchange Transactions.”)
     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; greater costs of buying, holding and selling securities, including brokerage, tax and custody costs; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.
     Although each Fund that invests in foreign securities intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.
     Each Fund that invests in foreign securities, other than Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Evolving World Growth Fund, expects that substantially all of its foreign investments will be in developed nations. However, each Fund that invests in foreign securities may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

CURRENCY EXCHANGE TRANSACTIONS
     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.
     Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows a Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. No Fund may engage in “speculative” currency exchange transactions.
     If a Fund enters into a forward contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract from day to day, except to the extent that the Fund’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.
     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.
     If a Fund retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
SYNTHETIC FOREIGN MONEY MARKET POSITIONS
     A Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.
SWAPS, CAPS, FLOORS AND COLLARS
     A Fund may enter into interest rate, currency, index, credit default and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed-income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
     A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos Advisors believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the securities dealers, financial institutions or other parties with whom the Fund has entered into such a transaction (“Counterparties”), combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by Calamos Advisors. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

STRUCTURED PRODUCTS
     A Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles. See “Investment Practices—Synthetic Convertible Securities.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.
     A Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.
     Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.
LENDING OF PORTFOLIO SECURITIES
     In seeking to earn additional income, a Fund may lend its portfolio securities to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Fund may experience losses as a result of a diminution in value of its cash collateral investments. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund would not have the right to vote the securities during the existence of the loan; however, the Fund may attempt to call back the loan and vote the proxy if time permits prior to the record date. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent will monitor, and report to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities.

REPURCHASE AGREEMENTS
     As part of its strategy for the temporary investment of cash, a Fund may enter into “repurchase agreements” pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Each Fund may invest in repurchase agreements, provided that Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, 130/30 Equity Fund and Evolving World Growth Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. A Fund requires continuous maintenance by the custodian for the Fund’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which a Fund enters into repurchase agreements.
OPTIONS ON SECURITIES, INDEXES AND CURRENCIES
     A Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.
     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.
     A Fund may purchase and sell (write) exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     OTC options are purchased from or sold to sellers or purchasers (“Counterparties”) through direct bilateral agreement with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Securities and Exchange Commission (the “SEC”) currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to a fund’s limitation on investing no more than 10% of its net assets (or 15% in the case of Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, 130/30 Equity Fund and Evolving World Growth Fund) in illiquid securities.
     A Fund may also purchase and sell (write) options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
     A Fund will sell (write) call options and put options only if they are “covered.” For example, a call option written by a Fund will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires such Fund to segregate cash or liquid assets equal to the exercise price.
     OTC options entered into by a Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when a Fund sells (writes) these instruments, it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the “in-the-money” amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells (writes) a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.
     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.
     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
     RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors’ objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. A Fund’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market investments, which cannot be assured.
     A Fund’s ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If a Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option’s life, the opportunity to profit from any currency appreciation.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.
     A Fund may purchase and sell (write) call options on securities indices and currencies. All calls sold by a Fund must be “covered.” Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. A Fund may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Fund may be required to buy the underlying index or currency at a disadvantageous price above the market price.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     A Fund may enter into interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. A Fund may enter into such contract if, in Calamos Advisors’ opinion, such contract meets the Fund’s investment parameters.
     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase a Fund’s exposure to stock price, interest rate and currency fluctuations, a Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.
     The success of any futures transaction by a Fund depends on Calamos Advisors’ correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.
     When a Fund makes a purchase or sale of a futures contract, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund’s broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.
     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

(1)	A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract or option may result in losses in excess of the amount invested in the futures contract or option. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.
     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.
     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
     LIMITATIONS ON OPTIONS AND FUTURES. If options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund’s investment objectives.
     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are “in-the-money,”(2) would exceed 5% of the Fund’s total assets.
     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

(2)	A call option is “in-the-money” to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.
     The Funds may enter into futures contracts and related options as permitted under Commodity Futures Trading Commission (“CFTC”) Rule 4.5. The Funds have claimed exclusion from the definition of “commodity pool operator” adopted by the CFTC and the National Futures Association. The Trust, therefore, is not subject to registration or regulation under the Commodity Exchange Act, as amended.
     TAXATION OF OPTIONS AND FUTURES. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.
     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.
     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.
     If a Fund writes an equity call option(3) other than a “qualified covered call option,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.
     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a “mixed straddle,” the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

(3)	An equity option is an option to buy or sell stock, and any other option whose value is determined by reference to an index of stocks of a type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). An option on a broad-based stock index (such as the S&P 500 index) is not an equity option.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund’s portfolio were deemed to “mimic” the performance of the index underlying such contract, the option or futures contract position and the Fund’s stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.
     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from the types of futures (or futures options) contracts in which a Fund may invest will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.
     A Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments, and shareholders are advised of the nature of the payments.
WARRANTS
     A Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to 20 years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.
PORTFOLIO TURNOVER
     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that a portfolio security must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. Portfolio turnover for each Fund is shown under “Financial Highlights” in the prospectus. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period.
     The portfolio turnover rates for Global Growth and Income Fund, Global Equity Fund, Value Fund and Total Return Bond Fund increased significantly during the 2008 fiscal year compared to prior years. These higher turnover rates were primarily due to the sale of securities to meet redemptions and the increase in buying opportunities, both resulting primarily from higher than normal market volatility.
SHORT SALES
     A Fund may from time to time sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund’s portfolio. In addition, 130/30 Equity Fund utilizes short sales as part of its principal investment strategy, whereby the proceeds from securities the Fund sells short may be used to make additional cash investments in securities. A short sale may be effected when Calamos Advisors believes that the price of a security will decline or underperform the market, and involves the sale of borrowed securities, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that a Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, a Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer.

     The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.
     To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities that are marked to market daily with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.
     A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the short sale. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.
     A Fund will realize a gain if the price of the securities decline between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, the Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.
     There is also a risk that securities borrowed by a Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received from the short sale.
     It is possible that the market value of the securities a Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.
     A Fund may also make short sales “against the box,” meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. A short sale “against the box” would be made in anticipation of a decline in the market price of the securities sold short. Short sales “against the box” result in a “constructive sale” and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.
     A Fund (other than 130/30 Equity Fund) will not make a short sale of securities (other than a short sale “against the box”), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales “against the box”). 130/30 Equity Fund may make short sales of securities without limitation, provided that the Fund at all times will have deposited with brokers or allocated to a segregated account cash or other liquid securities sufficient to cover its short positions (other than short sales “against the box”), as described above.
     Short sales also may afford a Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open. Calamos Advisors believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that a Fund will be able to enter into such arrangements to the desired degree.

“WHEN-ISSUED” AND DELAYED DELIVERY SECURITIES
     A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.
     At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy, as well as entering into reverse repurchase agreements or engaging in other borrowing as described below, may increase net asset value fluctuation.
REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS
     A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement enables the Fund to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without needing to sell portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
     At the time when a Fund enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated or “earmarked” on the books of the Fund and held by the custodian throughout the period of the obligation. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of a Fund’s total assets.
     A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
     A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

     A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be covered by segregated liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
ILLIQUID SECURITIES
     Each of Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, 130/30 Equity Growth Fund and Evolving World Growth Fund may invest up to 15% of its net assets, and each other Fund may invest up to 10% of its net assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund’s portfolio, and a Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund’s investment in restricted securities.
TEMPORARY INVESTMENTS
     A Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.
INVESTMENT RESTRICTIONS
     Each Fund has elected to be classified as a diversified, open-end management investment company.
     Except as noted below, each Fund other than Multi-Fund Blend operates under the following investment restrictions and may not:
(i)	(for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund, Global Equity Fund, Total Return Bond Fund, 130/30 Equity Fund and Evolving World Growth Fund only) make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act if the Fund is classified as a diversified investment company;(4)

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(ii)	acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv)	(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) invest more than 10% of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(v)	(for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund, Global Equity Fund, Total Return Bond Fund, 130/30 Equity Fund and Evolving World Growth Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities; (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

(vi)	make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(vii)	(for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund, Global Equity Fund, Total Return Bond Fund, 130/30 Equity Fund and Evolving World Growth Fund only) borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;(5) (6)

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;(6)

(viii)	invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix)	(for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund, Global Equity Fund, Total Return Bond Fund, 130/30 Equity Fund and Evolving World Growth Fund only) issue any senior security, except to the extent permitted under the 1940 Act;(7)

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) issue any senior security, except that the Market Neutral Income Fund may sell securities short.(7)

(4)	Currently, under the 1940 Act, for a Fund to be classified as a diversified investment company, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

(5)	None of these Funds intends to purchase securities when its borrowings exceed 5% of total assets.

(6)	Each Fund’s borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, a Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

(7)	Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
     Except as otherwise noted below, Multi-Fund Blend operates under the following investment restrictions (and as a fund of funds measures compliance with the following restrictions by looking through to the investments of the Funds in which it invests). Multi-Fund Blend may not:
(i)	make any investment inconsistent with its classification as a diversified investment company under the 1940 Act; (See footnote (4) above)

(ii)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iii)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that it may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(iv)	make loans, but this restriction shall not prevent it from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities; provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(v)	borrow (including entering into reverse repurchase agreements), except that it may (a) borrow from banks and other entities up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures; provided, however, that it will not purchase securities when its total borrowings are greater than 5% of its net asset value; (See footnote (6) above) or

(vi)	invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of other investment companies.
     The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a “majority” of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.
     In addition to the fundamental restrictions listed above, and as a non-fundamental policy, no Fund may (except Multi-Fund Blend and as indicated):
(a)	invest in shares of other open-end investment companies, except as permitted by the 1940 Act;(8)

(b)	invest in companies for the purpose of exercising control or management;

(c)	purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)	make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) (for each Fund other than 130/30 Equity Fund) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

(e)	invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person), except that Total Return Bond Fund may invest up to 35% of its net assets in securities of foreign issuers and each of Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Evolving World Growth Fund may invest up to all of its net assets in securities of foreign issuers;

(f)	(for Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, 130/30 Equity Fund and Evolving World Growth Fund) invest more than 15% (or 10% in the case of each other Fund) of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;
     The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval.
     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

(8)	Each Fund other than Multi-Fund Blend intends to limit its investment in other investment companies so that, as determined immediately after a Fund invests in another investment company: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting shares of any one investment company will be owned by the Fund. Currently, under the 1940 Act, a Fund is permitted to invest in other investment companies in excess of the above limitations if certain requirements are met, including that any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. As such, each of Growth Fund, Value Fund and Global Growth and Income Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act for so long as they remain underlying funds of Multi-Fund Blend. Each Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the 1940 Act are met.

MANAGEMENT
TRUSTEES AND OFFICERS
     The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.
     The following table sets forth each trustee’s name, age at January 31, 2009, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.
     TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

		PORTFOLIOS	PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITION(S) WITH TRUST	OVERSEEN	AND OTHER DIRECTORSHIPS
John P. Calamos, Sr., 68*	Trustee and President (since 1988)	21	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM
     TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

		PORTFOLIOS	PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITION(S) WITH TRUST	OVERSEEN	AND OTHER DIRECTORSHIPS
Joe F. Hanauer, 71	Trustee (since 2001)	21	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 58	Trustee (since 2002)	21	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 58	Trustee (since 2001)	21	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT), and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company), Linden LLC (health care private equity) and Greenspire Properties, LLC

		PORTFOLIOS	PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITION(S) WITH TRUST	OVERSEEN	AND OTHER DIRECTORSHIPS
			(private homebuilder and real estate development company)

William R. Rybak, 58	Trustee (since 2002)	21	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 64	Trustee (since 2004); Lead Independent Trustee (since 2005)	21	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation, and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 65	Trustee (since 2006)	21	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 121 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.
The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.
     OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at January 31, 2009, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Nick P. Calamos, 47	Vice President (since 1992)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Nimish S. Bhatt, 45	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.

NAME AND AGE	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
James J. Boyne, 42	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Cheryl L. Hampton, 39	Treasurer (since 2007)	Vice President, Calamos Advisors (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999-2007)

Stathy Darcy, 42	Secretary (since 2007)	Vice President and Deputy General Counsel - Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)

Mark J. Mickey, 57	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005)
The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.
     COMMITTEES OF THE BOARD OF TRUSTEES. The Trust’s board of trustees currently has six standing committees:
Executive Committee. Messrs. John Calamos and Stephen Timbers are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.
Dividend Committee. Messrs. John Calamos and Neal serve on the dividend committee. The dividend committee is authorized to declare distributions on the shares of the Trust’s series in accordance with such series’ distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.
Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Trust’s audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.
Valuation Committee. Messrs. Marsh, Timbers and Tripple serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, reviews the Trust’s valuation procedures and their application by the pricing committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.
Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee’s charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.
     A Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:
•	the number and class of all shares of the Trust’s series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;
•	a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;
•	information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;
•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;
•	a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;
•	the class or series and number of all shares of the Trust’s series owned of record or beneficially by the candidate, as reported by the candidate; and
•	such other information that would be helpful to the governance committee in evaluating the candidate.
     The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.
     Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.
     Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.
     In addition to the above committees, there is a pricing committee, appointed by the board of trustees, comprised of officers of the Trust and employees of Calamos Advisors.

     The following table identifies the number of meetings the board and each committee held during the fiscal year ended October 31, 2008.

NUMBER OF MEETINGS DURING
FISCAL YEAR ENDED
October 31, 2008
Board	6
Executive Committee	0
Audit Committee	4
Governance Committee	3
Dividend Committee(1)	0
Valuation Committee	4

(1)	Although the dividend committee held no meetings, it acted by written consent on one occasion.

     All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during the fiscal year ended October 31, 2008.
     TRUSTEE AND OFFICER COMPENSATION. John P. Calamos, Sr., the trustee who is an “interested person” of the Trust, does not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Mickey is the only Trust officer who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the periods indicated to each of the current trustees and officers compensated by the Trust.

	FISCAL YEAR ENDED OCTOBER 31, 2008
	AGGREGATE	TOTAL COMPENSATION
	COMPENSATION	FROM CALAMOS
NAME	FROM THE TRUST(1)	FUND COMPLEX(2)
John P. Calamos, Sr.	$0	$0
Joe F. Hanauer(1)	$99,931	$143,000
Weston W. Marsh(1)	$111,359	$161,000
John E. Neal(1)	$112,889	$172,000
William R. Rybak	$104,088	$150,500
Stephen B. Timbers	$135,022	$198,000
David D. Tripple	$115,139	$165,000
Mark J. Mickey	$113,930	$150,000

(1)	Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds selected by the trustee. As of October 31, 2008, the values of the deferred compensation accounts of each of Messrs. Hanauer, Marsh and Neal were $73,556, $347,770 and $451,058, respectively.

(2)	Consisting of 21 portfolios as of the end of the period indicated.

     Beginning on November 1, 2008, the compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $80,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $6,000 for any regular board meeting attended in person, $3,000 for any regular board meeting attended by telephone and $3,000 for any special board meeting or committee meeting attended in person or by telephone.
     Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

     The Trust has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.
     At December 31, 2008, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds, and of all funds in the Fund Complex having values within the indicated dollar ranges.

		GROWTH AND INCOME			MULTI-FUND
	GROWTH FUND	FUND	VALUE FUND	BLUE CHIP FUND	BLEND
John P. Calamos, Sr.	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None
Joe F. Hanauer	Over $100,000	Over $100,000	None	Over $100,000	None
Weston W. Marsh	Over $100,000	None	None	Over $100,000	None
John E. Neal	Over $100,000	None	None	None	None
William R. Rybak	$10,001 - $50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None
Stephen B. Timbers	Over $100,000	Over $100,000	None	None	None
David D. Tripple	$1-$10,000	$1-$10,000	$10,001-$50,000	$10,001-$50,000	None

	GLOBAL GROWTH	INTERNATIONAL			MARKET
	AND INCOME FUND	GROWTH FUND	GLOBAL EQUITY FUND	CONVERTIBLE FUND	NEUTRAL INCOME FUND
John P. Calamos, Sr.	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000
Joe F. Hanauer	Over $100,000	Over $100,000	None	None	Over $100,000
Weston W. Marsh	None	$50,001-$100,000	None	Over $100,000	None
John E. Neal	None	None	None	None	None
William R. Rybak	$10,001-$50,000	None	None	$10,001-$50,000	$10,001-$50,000
Stephen B. Timbers	None	None	None	None	None
David D. Tripple	$10,001-$50,000	$1-$10,000	None	$1-$10,000	$10,001-$50,000

AGGREGATE
		TOTAL			DOLLAR RANGE
	HIGH	RETURN			OF SHARES OF
	YIELD	BOND	130/30 EQUITY	EVOLVING WORLD	ALL FUNDS IN THE
	FUND	FUND	FUND	GROWTH FUND	FUND COMPLEX
John P. Calamos, Sr.	Over $100,000	Over $100,000	None	None	Over $100,000
Joe F. Hanauer	None	None	None	None	Over $100,000
Weston W. Marsh	Over $100,000	None	None	None	Over $100,000
John E. Neal	None	None	None	None	Over $100,000
William R. Rybak	$10,001-$50,000	None	None	None	Over $100,000
Stephen B. Timbers	Over $100,000	Over $100,000	None	None	Over $100,000
David D. Tripple	$1-$10,000	None	None	None	Over $100,000
     No trustee who is not an “interested person” of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or CFS.
     CODE OF ETHICS. Employees of Calamos Advisors and Calamos Financial Services LLC (“CFS”), the Funds’ distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, Calamos Advisors and CFS. The Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS employees and the interests of investment advisory clients such as the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.
     PROXY VOTING PROCEDURES. Each Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees’ general oversight. Each Fund expects Calamos Advisors to vote proxies related to that Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best economic interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the “Policies”). The Policies address, among other things, conflicts of interest that may arise between the Funds’ interests, and the interests of Calamos Advisors and its affiliates.
     The following is a summary of the Policies used by Calamos Advisors in voting proxies.
     To assist it in voting proxies, Calamos Advisors has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.
     In general, if Calamos Advisors believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos Advisors will vote in favor of proposals recommended by the company’s board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos Advisors will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.
     Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of a Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.
     Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Funds. These procedures provide that the committee, along with Calamos Advisors’ Legal and Compliance Departments, will examine conflicts of interests with the Funds of which Calamos Advisors is aware and seek to resolve such conflicts in the Funds’ best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.
     The Trust is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust’s proxy voting record for the most recent 12-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) without charge, upon request, by calling 800-582-6959.
     You may obtain a copy of Calamos Advisors’ Policies by calling (800) 582-6959, by visiting Calamos Advisors’ website at www.calamos.com, by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.
     DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, has adopted policies and procedures to govern the disclosure of portfolio security holdings. The board of trustees considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Funds’ shareholders, on the one hand, and those of Calamos Advisors and CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees determined that the Funds have a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.
     Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Funds’ service providers and other third parties only in accordance with the policies and procedures adopted by the board of trustees.
Disclosure to the Public
     A complete list of portfolio security holdings as of the last business day of the preceding fiscal quarter may be disclosed no earlier than 45 days and no later than 60 days after such quarter. In addition, a complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed no earlier than 30 days after such quarter. The information relating to both the preceding fiscal quarter and the preceding calendar quarter will be posted on www.calamos.com.
     A subset of each Fund’s portfolio security holdings, such as a top ten list or representative holdings, as of the last business day of the preceding month may be disclosed no earlier than 10 days after such month end. This information will be posted on www.calamos.com pursuant to the procedures.
Non-Public Disclosure
     Disclosure to Rating and Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating or ranking agencies, such as S&P, Moody’s, Morningstar, Inc. (“Morningstar”) and Lipper, Inc. (“Lipper”), no earlier than 30 days after the end of such quarter. Any non-public disclosure to rating or ranking agencies shall be made subject to a duty of confidentiality, including a duty not to trade on non-public information. As of January 31, 2009, the following rating or ranking agencies are provided portfolio security holdings information in connection with the above procedures: S&P, Morningstar, Lipper, Bloomberg LP, Thompson Reuters, Vickers Stock Research Corporation, and CapitalBridge, Inc.
     Disclosure to Third Parties. Portfolio security holdings may be disclosed more frequently than described above to third parties, with little or no lag time, when a Fund has a legitimate business purpose for doing so. The frequency and lag time of such disclosure is based upon each party’s need for the information. Third parties include, but are not limited to, each Fund’s investment adviser, principal underwriter, custodian, transfer agent, administrator, fund accounting agent, financial accounting agent, independent auditors, attorneys or such other selected third parties. As of January 31, 2009, the following parties receive non-public portfolio security holdings disclosure: Calamos Advisors, CFS, State Street Corporation, BNY Mellon Asset Servicing, US Bancorp Fund Services LLC, Deloitte & Touche LLP, Wall Street Concepts, Inc., and K&L Gates LLP. The third parties have a duty to keep the Funds’ non-public information confidential either through written contractual arrangements with the Funds or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Funds, which includes a duty of confidentiality and a duty to refrain from trading on non-public information. The Funds may be harmed if the service providers breach any non-contractual duty to keep the Funds’ non-public information confidential as the Funds may have no contractual remedies or recourse against such breaching parties.
     In certain circumstances, Calamos Advisors may disclose portfolio security holdings information on an accelerated basis (prior to disclosure of the information to the public) and outside of an ongoing arrangement, with the authorization of Calamos Advisors’ General Counsel or the Trust’s Chief Compliance Officer, when a legitimate business purpose exists for disclosing such information. For example, from time to time Calamos Advisors may receive requests for proposals (RFPs) from consultants or potential clients that request information about a Fund’s holdings prior to disclosure of the information to the public. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where Calamos Advisors has reason to believe that the data will be used only for legitimate business purposes and not for trading.

     In addition, the Funds, Calamos Advisors, CFS and the Funds’ administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Funds’ assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer’s obligation and/or foreign custodian’s fiduciary duty not to disclose or use material, non-public information concerning the Funds’ portfolio security holdings without the consent of the Funds or their agents. Any such disclosure must be approved in writing by Calamos Advisors’ General Counsel or, in his absence, the Trust’s Chief Compliance Officer.
     Disclosures required by Applicable Law. The Funds, Calamos Advisors and CFS may disclose portfolio security holdings information of the Funds as may be required by applicable law, rule, regulation or court order. Any officer of the Funds, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.
     As part of the Funds’ compliance program under Rule 38a-1 under the 1940 Act, the Trust’s Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.
     The Funds, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.
INVESTMENT ADVISORY SERVICES
     Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the “Management Agreement”) dated August 1, 2000. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under “Who manages the Funds?”
     Each Fund, except Multi-Fund Blend, pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. Growth Fund pays a fee on its average daily net assets at the annual rate of 1.00% on the first $500 million, 0.90% on the next $500 million, 0.80% on the next $5 billion (over $1 billion to $6 billion), 0.78% on the next $5 billion (over $6 billion to $11 billion), 0.76% on the next $5 billion (over $11 billion to $16 billion), 0.74% on the next $5 billion (over $16 billion to $21 billion), 0.72% on the next $5 billion (over $21 billion to $26 billion) and 0.70% on average daily net assets in excess of $26 billion. Each of Growth and Income Fund, Convertible Fund, Market Neutral Income Fund and High Yield Fund pays a fee on its average daily net assets is at the annual rate of 0.75% on the first $500 million, 0.70% on the next $500 million, and 0.65% on average daily net assets in excess of $1 billion.
     Each of Global Growth and Income Fund, Blue Chip Fund and Value Fund pays a fee on its average daily net assets at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.
     Total Return Bond Fund pays a fee on its average daily net assets at the annual rate of 0.55% on the first $500 million, 0.53% on the next $500 million, 0.51% on the next $5 billion (over $1 billion to $6 billion), 0.49% on the next $5 billion (over $6 billion to $11 billion), 0.48% on the next $5 billion (over $11 billion to $16 billion), 0.47% on the next $5 billion (over $16 billion to $21 billion), 0.46% on the next $5 billion (over $21 billion to $26 billion), and 0.45% on average daily net assets in excess of $26 billion.
     130/30 Equity Fund pays a fee on its average daily net assets at the annual rate of 1.20% on the first $500 million, 1.15% on the next $500 million, 1.10% on the next $5 billion (over $1 billion to $6 billion), 1.08% on the next $5 billion (over $6 billion to $11 billion), 1.06% on the next $5 billion (over $11 billion to $16 billion), 1.04% on the next $5 billion (over $16 billion to $21 billion), 1.02% on the next $5 billion (over $21 billion to $26 billion), and 1.00% on average daily net assets in excess of $26 billion.

     Evolving World Growth Fund pays a fee on its average daily net assets at the annual rate of 1.10% on the first $500 million, 1.05% on the next $500 million, 1.00% on the next $5 billion (over $1 billion to $6 billion), 0.98% on the next $5 billion (over $6 billion to $11 billion), 0.96% on the next $5 billion (over $11 billion to $16 billion), 0.94% on the next $5 billion (over $16 billion to $21 billion), 0.92% on the next $5 billion (over $21 billion to $26 billion), and 0.90% on average daily net assets in excess of $26 billion.
     Each of International Growth Fund and Global Equity Fund pays a base fee, subject to possible adjustment based on the Fund’s performance, as described in the prospectus. The base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion. For International Growth Fund, the performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index (the “Growth Index”) over the performance measurement period on an annualized basis, respectively. For Global Equity Fund, the performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI World Index (the “World Index”) over the performance measurement period on an annualized basis, respectively.
     If the board of trustees determines that another index is appropriate for International Growth Fund or Global Equity Fund, it may designate a successor index to be substituted, subject to approval by shareholders.
     The performance measurement period for International Growth Fund began at the start of the first full month of operation (April 1, 2005) and includes the trailing 36 months. The performance measurement period for Global Equity Fund began at the start of the first full month of operation (March 1, 2007) and will eventually include the trailing 36 months. Prior to February 1, 2008, only the base fee was payable, and there was no performance adjustment. Commencing in February 2008, the base fee was subject to adjustment based on the performance of the Fund’s Class A shares relative to that of the World Index over the 12 calendar months ended February 29, 2008. For each succeeding month through February 2010, the performance measurement period will increase by one month, and thereafter the performance measurement period will be the trailing 36 months.
     The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate for each of International Growth Fund and Global Equity Fund is +/-0.30% of such Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by 12 and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms its respective Index during that period.
     The investment performance of each of International Growth Fund and Global Equity Fund will be the sum of: (1) the change in such Fund’s net asset value (“NAV”) per Class A share during the performance measurement period; plus (2) the value of such Fund’s cash distributions per share accumulated to the end of the performance measurement period; plus (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the performance measurement period; expressed as a percentage of such Fund’s NAV per Class A share at the beginning of the performance measurement period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.
     The investment record of each Index will be the sum of: (1) the change in the level of the Index during the performance measurement period; plus (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the performance management period; expressed as a percentage of the Index level at the beginning of the performance measurement period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.
     Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the Management Agreement, in recognition of the fact that under the Management Agreement, each underlying fund pays Calamos Advisors a fee. Multi-Fund Blend indirectly bears the management fee (and other expenses) of the underlying Funds in which it invests.
     Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

     During the periods shown below, each of the Funds paid total advisory fees and was reimbursed by Calamos Advisors for expenses in excess of applicable expense limitations as follows:

			SEVEN
			MONTHS
	YEAR ENDED	YEAR ENDED	ENDED	YEAR ENDED
	10/31/08	10/31/07	10/31/06	3/31/06
DESCRIPTION OF FUND
Growth Fund
Advisory fee	$109,497,128	$127,528,938	$84,606,120	$133,121,436
Waiver or reimbursement	(493,848)	(216,208)	—	—

Net fee	109,003,280	127,312,730	84,606,120	133,121,436
Growth and Income Fund
Advisory fee	35,734,644	42,606,341	24,631,981	36,194,328
Waiver or reimbursement	(255,024)	(67,672)	—	—

Net fee	35,479,620	42,538,669	24,631,981	36,194,328
Value Fund
Advisory fee	1,078,753	1,348,576	719,520	1,155,286
Waiver or reimbursement	(4,942)	(1,430)	—	—

Net Fee	1,073,811	1,347,146	719,520	1,155,286
Blue Chip Fund
Advisory fee	1,427,073	1,545,248	801,004	1,179,346
Waiver or reimbursement	(3,397)	(1,524)	—	—

Net fee	1,423,676	1,543,724	801,004	1,179,346
Multi-Fund Blend(1)	N/A	N/A	N/A	N/A
130/30 Equity Fund(3)
Advisory fee	91,895	N/A	N/A	N/A
Waiver or reimbursement	(3,428)	N/A	N/A	N/A

Net fee	88,467	N/A	N/A	N/A
Global Growth and Income Fund
Advisory fee	11,617,490	10,390,826	4,342,249	4,368,837
Waiver or reimbursement	(49,656)	(20,720)	—	—

Net fee	11,567,834	10,370,106	4,342,249	4,368,837
International Growth Fund
Advisory fee	4,829,882	3,904,801	1,589,698	1,227,929
Performance fee	229,493	213,176	87,323	28,560
Waiver or reimbursement	(24,572)	(8,155)	—	—

Net fee	5,034,803	4,109,822	1,677,021	1,256,489
Global Equity Fund(2)
Advisory fee	520,490	267,711	N/A	N/A
Performance fee	79,794	—	N/A	N/A
Waiver or reimbursement	(2,348)	(693)	N/A	N/A

Net fee	597,936	267,018	N/A	N/A
Evolving World Growth Fund(3)
Advisory fee	49,659	N/A	N/A	N/A
Waiver or reimbursement	(3,367)	N/A	N/A	N/A

Net fee	46,292	N/A	N/A	N/A
Convertible Fund
Advisory fee	4,456,758	5,595,840	3,738,111	7,450,743
Waiver or reimbursement	(17,229)	(8,333)	—	—

Net fee	4,439,529	5,587,507	3,738,111	7,450,743
Market Neutral Income Fund
Advisory fee	11,017,549	8,628,341	2,927,918	2,704,181
Waiver or reimbursement	(127,822)	(54,647)	—	—

Net fee	10,889,727	8,573,694	2,927,918	2,704,181
High Yield Fund
Advisory fee	1,522,122	1,831,753	1,056,263	1,616,412
Waiver or reimbursement	(7,183)	(5,745)	—	—

Net fee	1,514,939	1,826,008	1,056,263	1,616,412
Total Return Bond Fund(2)
Advisory fee	546,838	72,201	N/A	N/A
Waiver or reimbursement	(53,076)	(9,107)	N/A	N/A

Net fee	493,762	63,094	N/A	N/A

(1)	Multi-Fund Blend does not pay an advisory fee.

(2)	As of October 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.

(3)	As of October 31, 2007, neither 130/30 Equity Fund nor Evolving World Growth Fund had commenced operation.

     The use of the name “Calamos” in the name of the Trust and in the names of the Funds are pursuant to licenses granted by Calamos Advisors, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as investment adviser to the Funds.
EXPENSES
     Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Funds’ organization and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds’ Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.
     Calamos Advisors contractually agreed to limit through June 30, 2010 the annual operating expenses of each class of shares of each Fund other than Multi-Fund Blend, and the other expenses of each class of shares of Multi-Fund Blend, in excess of certain limits. For purposes of this agreement, operating expenses do not include dividends on short positions.
     Each Fund may invest a portion of its assets in Calamos Government Money Market Fund (“GMMF”). Calamos Advisors has voluntarily agreed to waive a portion of its advisory fee charged to a Fund (other than Multi-Fund Blend) that invests in GMMF in an amount equal to the advisory fee payable by GMMF to Calamos Advisors that is attributable to the Fund’s investment in GMMF, based on average daily net assets. This agreement does not apply to Multi-Fund Blend because Calamos Advisors does not charge an investment advisory fee for managing that Fund.
TEAM APPROACH TO MANAGEMENT
     Calamos Advisors employs a team approach to portfolio management, with teams comprised generally of the Co-Chief Investment Officers (the “Co-CIOs”), senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. John P. Calamos, Sr., Co-CIO of Calamos Advisors, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of Calamos Advisors, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts, and Matthew Toms is Director of Fixed Income. The Co-CIOs, directors and senior strategy analysts are referred to collectively as “Team Leaders.”

     The Team Leaders also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts for the periods indicated is set forth below.

	NUMBER OF OTHER ACCOUNTS MANAGED AND
	ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2008*
	REGISTERED		OTHER POOLED
	INVESTMENT		INVESTMENT		OTHER
	COMPANIES		VEHICLES		ACCOUNTS
TEAM LEADER	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
John P. Calamos, Sr.	25	$19,049,910,754	14	$851,395,049	20,045	$6,150,117,410
Nick P. Calamos	25	$19,049,910,754	14	$851,395,049	20,045	$6,150,117,410
John P. Calamos, Jr.	23	$18,797,563,645	14	$851,395,049	20,045	$6,150,117,410
John Hillenbrand	22	$17,471,748,281	12	$806,301,464	20,045	$6,150,117,410
Steve Klouda	22	$17,471,748,281	12	$806,301,464	20,045	$6,150,117,410
Jeff Scudieri	22	$17,471,748,281	12	$806,301,464	20,045	$6,150,117,410
Matthew Toms	3	$891,327,678	0	—	0	—
Jon Vacko	22	$17,471,748,281	12	$806,301,464	20,045	$6,150,117,410

	NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY
	FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2008*
	REGISTERED		OTHER POOLED
	INVESTMENT		INVESTMENT		OTHER
	COMPANIES		VEHICLES		ACCOUNTS
TEAM LEADER	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
John P. Calamos, Sr.	3	$331,488,147	3	$53,191,852	0	—
Nick P. Calamos	3	$331,488,147	3	$53,191,852	0	—
John P. Calamos, Jr.	3	$331,488,147	3	$53,191,852	0	—
John Hillenbrand	3	$331,488,147	1	$8,098,268	0	—
Steve Klouda	3	$331,488,147	1	$8,098,268	0	—
Jeff Scudieri	3	$331,488,147	1	$8,098,268	0	—
Matthew Toms	0	—	0	—	0	—
Jon Vacko	3	$331,488,147	1	$8,098,268	0	—

*	Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Team Leader or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.
     The Funds’ Team Leaders are responsible for managing both the Funds and other accounts, including separate accounts and unregistered funds.
     Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.
     A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.

     Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.
     The Team Leaders advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Team Leaders from such accounts due to unrealized appreciation as well as realized gains in the client’s account.
     As of October 31, 2008, Team Leaders John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. receive all of their compensation from Calamos Asset Management, Inc. Each has entered into employment agreements that provide for compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus. For example, the discretionary target bonus for a Team Leader who earns $100,000 would range from $300,000 to $600,000 and the Team Leader’s maximum annual bonus opportunity would range from $450,000 to $900,000. Also, due to the ownership and executive management positions with Calamos Advisors and its parent company, additional multiple corporate objectives are utilized to determine the discretionary target bonus for John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. For 2008, the additional corporate objectives were sales and marketing effectiveness, as measured by redemption rates and sales growth; investment performance, as measured by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; productivity and efficiency, as measured by the change in operating margin and return on operating capital; management evaluation, based upon management’s execution of strategic initiatives; and stockholder return relative to the industry peer group.
     As of October 31, 2008, John Hillenbrand, Steve Klouda, Jeff Scudieri, Matthew Toms and Jon Vacko, receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary.
     The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders’ compensation structure does not differentiate between the funds and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors.
     All Team Leaders are eligible to receive annual equity awards under a long-term incentive compensation program. The target annual equity awards are set at a percentage of their respective base salaries.
     Historically, the annual equity awards granted under the long-term incentive compensation program have been comprised of stock options and restricted stock units. The stock options and restricted stock units issued to date have vested annually in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Unless terminated early, the stock options have a ten-year term.
     At October 31, 2008, each Team Leader beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds having values within the indicated dollar ranges.

GROWTH AND INCOME
	GROWTH FUND	FUND	VALUE FUND	BLUE CHIP FUND
John P. Calamos, Sr.	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000
Nick P. Calamos	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000
John P. Calamos, Jr.	Over $1,000,000	Over $1,000,000	$500,001 to $1,000,000	Over $1,000,000
John Hillenbrand	$10,001 to $50,000	$10,001 to $50,000	None	None
Steve Klouda	$100,001 to $500,000	$100,001 to $500,000	$100,001 to $500,000	$100,001 to $500,000
Jeff Scudieri	$100,001 to $500,000	$100,001 to $500,000	$100,001 to $500,000	None
Matthew Toms	$1 to $10,000	None	None	None
Jon Vacko	$50,001 to $100,000	$50,001 to $100,000	$50,001 to $100,000	$50,001 to $100,000

	MULTI-FUND	GLOBAL GROWTH AND	INTERNATIONAL	GLOBAL
	BLEND	INCOME FUND	GROWTH FUND	EQUITY FUND	CONVERTIBLE FUND
John P. Calamos, Sr.	None	Over $1,000,000	Over $1,000,000	Over $1,000,000	None
Nick P. Calamos	None	Over $1,000,000	Over $1,000,000	None	$100,001 to $500,000
John P. Calamos, Jr.	None	Over $1,000,000	$100,001 to $500,000	None	$50,001 to $100,000
John Hillenbrand	None	$10,001 to $50,000	None	None	None
Steve Klouda	None	$10,001 to $50,000	$10,001 to $50,000	None	None
Jeff Scudieri	None	$100,001 to $500,000	$100,001 to $500,000	$10,001 to $50,000	None
Matthew Toms	None	None	None	None	$1 to $10,000
Jon Vacko	None	$10,001 to $50,000	$50,001 to $100,000	None	None

EVOLVING
	MARKET NEUTRAL		TOTAL RETURN	130/30	WORLD
	INCOME FUND	HIGH YIELD FUND	BOND FUND	EQUITY FUND	GROWTH FUND
John P. Calamos, Sr.	Over $1,000,000	Over $1,000,000	Over $1,000,000	None	None
Nick P. Calamos	None	$100,001 to $500,000	None	None	$100,001 to $500,000
John P. Calamos, Jr.	$50,001 to $100,000	$100,001 to $500,000	None	None	None
John Hillenbrand	$10,001 to $50,000	$10,001 to $50,000	None	None	None
Steve Klouda	None	None	None	None	None
Jeff Scudieri	$10,001 to $50,000	None	None	None	$1 to $10,000
Matthew Toms	$1 to $10,000	None	$1 to $10,000	None	None
Jon Vacko	None	$1 to $10,000	None	None	None
DISTRIBUTION PLAN
     The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby Class A shares, Class B shares, Class C shares and Class R shares of each Fund pay to CFS service and distribution fees as described in the prospectus. No distribution or service fees are paid with respect to Class I shares. CFS may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.
     The Trust’s board of trustees has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility, which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable a Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the Funds’ size would be in the shareholders’ best interests because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of a Fund that is closed to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of CFS, as the Funds’ distributor, in promoting the continuous sale of the Funds’ shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.
     The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each Fund. The Plan must be reviewed annually by the board of trustees and may be continued from year to year by vote of the board, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the Plan’s operation (“non-interested trustees”), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to the Fund, by vote of a majority of the Fund’s outstanding shares.
     The Plan may not be amended as to any class of shares of any Fund to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected class, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.
     CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested to enable the board to make an informed determination of whether the Plan should be continued.
     During the fiscal year ended October 31, 2008, payments to CFS and broker-dealers pursuant to the Plan were made in the following amounts:

		GROWTH AND		BLUE	MULTI-	GLOBAL
	GROWTH	AND INCOME	VALUE	CHIP	FUND	GROWTH AND
	FUND	FUND	FUND	FUND	BLEND	INCOME FUND
CFS
Class A	$55,045	$98,406	$1,108	$1,486	$593	$14,491
Class B	14,750	2,705	798	166	29	255
Class C	81,525	38,279	158	91	499	2,826
Class R	539	549	480	500	508	511
BROKER-DEALERS
Class A	22,208,956	6,916,359	155,268	233,293	44,755	1,331,485
Class B	2,699,492	1,490,894	19,516	17,038	9,637	206,684
Class C	27,189,392	16,856,667	100,762	109,142	63,151	3,004,779
Class R	2,280	1,439	1	38	1	628

	INTERNATIONAL	GLOBAL		MARKET		TOTAL RETURN
	GROWTH	EQUITY	CONVERTIBLE	NEUTRAL	HIGH YIELD	BOND
	FUND	FUND	FUND	INCOME FUND	FUND	FUND
CFS
Class A	$7,525	$421	$55,045	$11,156	$2,626	$199
Class B	568	46	302	211	190	45
Class C	820	—	4,963	5,534	514	154
Class R	547	5,494	515	507	491	5,320
BROKER-DEALERS
Class A	589,651	95,560	575,432	2,574,566	327,054	121,510
Class B	81,001	5,791	264,797	129,896	56,901	16,583
Class C	641,348	14,539	2,268,034	3,214,988	383,795	66,162
Class R	79	9	1	124	0	0

	130/30	EVOLVING
	EQUITY	WORLD GROWTH
	FUND	FUND
CFS
Class A	$776	$463
Class B	771	463
Class C	0	—
Class R	1,543	926
BROKER-DEALERS
Class A	232	141
Class B	0	0
Class C	730	89
Class R	0	0

     During the fiscal year ended October 31, 2008, payments were made under the Plan on behalf of the indicated Funds for expenses associated with advertising, printing and mailing of prospectuses to prospective shareholders, and sales personnel compensation as follows:

		GROWTH				GLOBAL
		AND			MULTI-	GROWTH
	GROWTH	INCOME	VALUE	BLUE CHIP	FUND	AND INCOME
	FUND	FUND	FUND	FUND	BLEND	FUND
Class A
Costs Associated with Printed Materials	$330,611	$104,593	$2,744	—	$1,160	$18,265
Sales and Marketing Expenses (including compensation expense)	4,429,466	1,219,020	54,215	62,185	17,536	368,252
Total	4,760,076	1,323,612	56,959	62,185	18,695	386,518
Class B
Costs Associated with Printed Materials	83,391	31,674	934	601	347	4,756
Sales and Marketing Expenses (including compensation expense)	287,818	128,038	7,378	6,842	1,614	36,413
Total	371,209	159,712	8,313	7,443	1,960	41,169
Class C
Costs Associated with Printed Materials	139,180	61,018	791	632	746	12,465
Sales and Marketing Expenses (including compensation expense)	1,118,774	526,191	19,133	19,800	6,122	173,824
Total	1,257,954	587,208	19,924	20,433	6,868	186,289
Class R
Costs Associated with Printed Materials	46	45	1	4	1	4
Sales and Marketing Expenses (including compensation expense)	66,755	55,890	523	2,786	503	9,734
Total	66,801	55,935	524	2,790	504	9,738

						TOTAL
	INT’L	GLOBAL		MARKET	HIGH	RETURN
	GROWTH	EQUITY	CONVERTIBLE	NEUTRAL	YIELD	BOND
	FUND	FUND	FUND	INCOME FUND	FUND	FUND
Class A
Costs Associated with Printed Materials	$9,046	$814	$12,723	$32,158	$3,092	$1,123
Sales and Marketing Expenses (including compensation expense)	320,721	16,265	202,160	1,071,709	117,200	18,406
Total	329,767	17,079	214,883	1,103,866	120,292	19,529
Class B
Costs Associated with Printed Materials	2,963	229	3,786	2,221	1,332	697
Sales and Marketing Expenses (including compensation expense)	15,791	1,350	18,400	28,602	9,825	1,739
Total	18,753	1,580	22,186	30,823	11,157	2,436
Class C
Costs Associated with Printed Materials	3,883	219	6,302	11,178	1,702	804
Sales and Marketing Expenses (including compensation expense)	53,976	8,384	59,797	232,252	28,771	3,452
Total	57,859	8,602	66,099	243,430	30,473	4,257
Class R
Costs Associated with Printed Materials	5	1	1	5	1	1
Sales and Marketing Expenses (including compensation expense)	24,030	532	1,432	5,593	525	502
Total	24,035	533	1,433	5,598	526	503

	130/30	EVOLVING
	EQUITY	WORLD GROWTH
	FUND	FUND
Class A
Costs Associated with Printed Materials	$10	$14
Sales and Marketing Expenses (including compensation expense)	25,227	4,116
Total	25,236	4,129
Class B
Costs Associated with Printed Materials	7	1
Sales and Marketing Expenses (including compensation expense)	4,542	1,866
Total	4,549	1,867
Class C
Costs Associated with Printed Materials	7	3
Sales and Marketing Expenses (including compensation expense)	10,667	2,317
Total	10,674	2,320
Class R
Costs Associated with Printed Materials	1	1
Sales and Marketing Expenses (including compensation expense)	42,311	42,300
Total	42,312	42,301

DISTRIBUTOR
     CFS, a broker-dealer, serves as principal underwriter and distributor for the Funds, subject to change by a majority of the “non-interested” trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of Calamos Asset Management, Inc. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Plan and distribution agreement. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See “How can I buy shares?” in the prospectus. See “Portfolio Transactions.” CFS received and retained commissions on the sale of shares of each of the Funds as shown below during the indicated periods:

			SEVEN
			MONTHS
	YEAR ENDED	YEAR ENDED	ENDED	YEAR ENDED
DESCRIPTION OF FUND	10/31/08	10/31/07	10/31/06	3/31/06
Growth Fund
Commissions received	6,244,326	6,250,615	$9,879,504	$26,429,423
Commissions retained	1,109,297	1,117,723	1,774,215	4,717,585
Growth and Income Fund
Commissions received	2,218,244	3,083,665	4,682,628	10,080,703
Commissions retained	389,076	542,540	818,721	1,775,270
Value Fund
Commissions received	26,483	59,042	88,806	144,996
Commissions retained	5,727	11,805	14,759	27,746
Blue Chip Fund
Commissions received	34,893	47,582	65,255	164,330
Commissions retained	6,223	8,821	12,255	30,130
Multi-Fund Blend*
Commissions received	95,082	163,206	100,855	—
Commissions retained	16,106	31,526	18,048	—
130/30 Equity Fund****
Commissions received	—	—	—	—
Commissions retained	—	—	—	—
Global Growth and Income Fund
Commissions received	754,899	1,059,694	879,807	1,384,536
Commissions retained	135,318	192,313	163,830	246,178
International Growth Fund
Commissions received	462,202	537,195	662,778	833,272
Commissions retained	86,930	95,443	125,493	155,180

			SEVEN
			MONTHS
	YEAR ENDED	YEAR ENDED	ENDED	YEAR ENDED
DESCRIPTION OF FUND	10/31/08	10/31/07	10/31/06	3/31/06
Global Equity Fund**
Commissions received	105,528	111,401	—	—
Commissions retained	17,589	20,630	—	—
Evolving World Growth Fund*****		—	—	—
Commissions received	1,239	—	—	—
Commissions retained	252	—	—	—
Convertible Fund
Commissions received	93,201	—	—	—
Commissions retained	17,465	—	—	—
Market Neutral Income Fund
Commissions received	906,477	1,539,812	1,498,596	1,166,524
Commissions retained	150,911	263,957	267,755	196,475
High Yield Fund
Commissions received	92,181	112,208	128,453	312,651
Commissions retained	17,666	20,557	23,840	61,445
Total Return Bond Fund***
Commissions received	24,810	6,324	—	—
Commissions retained	6,660	1,622	—	—

*	Multi-Fund Blend commenced operation on June 28, 2006.

**	Global Equity Fund commenced operation on March 1, 2007.

***	Total Return Bond Fund commenced operation on June 27, 2007.

****	130/30 Equity Fund commenced operation on June 20, 2008.

*****	Evolving World Growth Fund commenced operation on August 15, 2008.

     The sales charges on sales of Class A shares of each Fund other than Total Return Bond Fund (except when waived as described below under “Share Classes and Pricing of Shares — Sales Charge Waiver”) and concessions reallowed to dealers at the time of purchase are as follows:

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
	AS A % OF	AS A % OF	% OF OFFERING PRICE
	NET AMOUNT INVESTED	OFFERING PRICE	RETAINED BY SELLING DEALER
Less than $50,000	4.99%	4.75%	4.00%
$50,000 but less than $100,000	4.44	4.25	3.50
$100,000 but less than $250,000	3.63	3.50	2.75
$250,000 but less than $500,000	2.56	2.50	2.00
$500,000 but less than $1,000,000	2.04	2.00	1.60
$1,000,000 or more*	None	None	None
     The sales charges on sales of Class A shares of Total Return Bond Fund (except when waived as described below under “Share Classes and Pricing of Shares — Sales Charge Waiver”) and concessions reallowed to dealers at the time of purchase are as follows:

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
	AS A % OF	AS A % OF	% OF OFFERING PRICE
	NET AMOUNT INVESTED	OFFERING PRICE	RETAINED BY SELLING DEALER
Less than $50,000	3.90%	3.75%	3.00%
$50,000 but less than $100,000	3.36	3.25	2.50
$100,000 but less than $250,000	2.56	2.50	1.75
$250,000 but less than $500,000	1.52	1.50	1.00
$500,000 but less than $1,000,000	1.01	1.00	0.60
$1,000,000 or more*	None	None	None

*	On an investment of $1,000,000 or more, CFS from its own resources pays the selling dealer a commission of 0.50% of the amount of the investment. On an investment of $1,000,000 or more without a sales charge, you may pay a contingent deferred sales charge of 0.50% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

     Each Fund receives the entire net asset value of all of its shares sold. CFS, the Funds’ principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the table above. Upon notice to all dealers with whom it has sales agreements, CFS may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.
     CFS compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 4.00% of the amount of Class B shares purchased, except on purchases of Total Return Bond Fund. CFS compensates firms for sales of Total Return Bond Fund Class B shares at the time of sale at a commission rate of up to 3.00% of the amount of Class B shares purchased. CFS is compensated by each Fund for services as distributor and principal underwriter for Class B shares. Class B shares of a Fund will automatically convert to Class A shares of the same Fund eight years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the 12b-1 fee when they have been outstanding long enough for CFS to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.
     CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers on a continuous basis. The obligation of CFS is an agency or “best efforts” arrangement, which does not obligate CFS to sell any stated number of shares.
     In connection with the exchange privilege (described in the prospectus under “How can I buy shares? — By exchange”), CFS acts as a service organization for the Fidelity Institutional Money Market-Prime Money Market Portfolio (the “Portfolio”). CFS receives compensation from the Portfolio, through the Portfolio’s 12b-1 Plan, for distribution services provided to the Portfolio.
OTHER COMPENSATION TO DEALERS
     CFS, the Funds’ distributor, and its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (each an “Intermediary”) whose customers have purchased Fund shares. CFS or its affiliates in their discretion may make payments to a qualifying Intermediary for various purposes, including to help defray costs incurred by the Intermediary to educate financial advisers about the Funds so they can make recommendations and provide services that are suitable and meet shareholder needs, to access the Intermediary’s representatives and to provide marketing support and other specified services. These payments do not increase the amount paid by you or the Funds.
     Payments to a qualifying Intermediary in any year generally will not exceed the sum of (a) 0.25% of the prior year’s purchases of Fund shares through the Intermediary and (b) 0.12% of the annual average daily value of Fund shares held through the Intermediary. In the case of Fund shares held by a retirement plan investing through a platform sponsored by an Intermediary, payments to the Intermediary generally will not exceed 0.20% of the annual average daily value of those shares. CFS or its affiliates consider a number of factors in determining whether they will make requested payments, including the qualifying Intermediary’s sales, assets and redemption rates, and the nature of the Intermediary’s services. These payments may influence the Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

     As of January 31, 2009, the Intermediaries that CFS or its affiliates anticipate will receive additional compensation are: A.G. Edwards & Sons, Inc., Banc of America, Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley DW, Inc., Raymond James and Associates, Inc., UBS Financial Services, Inc., Wachovia Securities LLC. and Principal Life Insurance Company. CFS or its affiliates may enter into arrangements or change or discontinue arrangements with Intermediaries at any time without notice.
     These payments may provide Intermediaries with an incentive to favor shares of the Funds over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your Intermediary and its representatives. The Funds may utilize an Intermediary that offers and sells shares of the Funds to execute portfolio transactions for the Funds. The Funds, Calamos Advisors and CFS do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.
PORTFOLIO TRANSACTIONS
     Calamos Advisors is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.
     Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price the Funds pay usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Funds pay includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
     In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Funds the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.
     In allocating the Funds’ portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors’ own efforts in performing its duties under the Management Agreement. As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Funds may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Funds, to the extent permitted by law, through broker-dealers affiliated with the Funds, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Funds if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Funds.
     In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Funds. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

     For the periods presented below, Calamos Advisors did not execute trades through CFS, its affiliated broker-dealer. For the periods indicated, the following table shows the amount of transactions and aggregate commissions related to those transactions executed through unaffiliated broker-dealers.

AGGREGATE
DESCRIPTION	COMMISSIONS
Growth Fund
Year Ended 10/31/08	$11,840,918
Year Ended 10/31/07	15,098,579
Seven Months Ended 10/31/06	9,862,520
Year Ended 3/31/06	17,888,626
Growth and Income Fund
Year Ended 10/31/08	3,318,574
Year Ended 10/31/07	2,577,756
Seven Months Ended 10/31/06	2,312,626
Year Ended 3/31/06	3,241,893
Value Fund
Year Ended 10/31/08	70,338
Year Ended 10/31/07	45,425
Seven Months Ended 10/31/06	51,881
Year Ended 3/31/06	104,276
Blue Chip Fund
Year Ended 10/31/08	49,016
Year Ended 10/31/07	39,223
Seven Months Ended 10/31/06	21,789
Year Ended 3/31/06	32,060
Multi-Fund Blend (1)	N/A
Global Growth and Income Fund
Year Ended 10/31/08	1,481,791
Year Ended 10/31/07	887,055
Seven Months Ended 10/31/06	383,728
Year Ended 3/31/06	342,451
International Growth Fund
Year Ended 10/31/08	926,335
Year Ended 10/31/07	823,829
Seven Months Ended 10/31/06	352,774
Year Ended 3/31/06	351,168
Global Equity Fund (2)
Year Ended 10/31/08	70,787
Year Ended 10/31/07	58,821
Convertible Fund
Year Ended 10/31/08	233,731
Year Ended 10/31/07	208,564
Seven Months Ended 10/31/06	169,472
Year Ended 3/31/06	365,050
Market Neutral Income Fund
Year Ended 10/31/08	2,628,316
Year Ended 10/31/07	1,854,529
Seven Months Ended 10/31/06	900,432
Year Ended 3/31/06	1,087,040
High Yield Fund
Year Ended 10/31/08	57,270
Year Ended 10/31/07	25,196
Seven Months Ended 10/31/06	25,012
Year Ended 3/31/06	50,521
Total Return Bond Fund (2)
Year Ended 10/31/08	2,597
Year Ended 10/31/07	—
130/30 Equity Fund (3)
Year Ended 10/31/08	16,231
Evolving World Growth Fund (3)
Year Ended 10/31/08	14,654

(1)	Multi-Fund Blend invests directly in the Class I shares of the underlying funds and, accordingly, pays no brokerage commissions.

(2)	As of October 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.

(3)	As of October 31, 2007, neither 130/30 Equity Fund nor Evolving World Growth Fund had commenced operation.

     The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services to the Fund or Calamos Advisors, and the aggregate dollar amounts involved in those transactions, during the period indicated.

	FISCAL YEAR ENDED OCTOBER 31, 2008
	COMMISSIONS	RELATED AGGREGATE
	PAID	DOLLAR
	FOR RESEARCH	TRANSACTION AMOUNT
Growth Fund	$2,306,156	$4,027,642,923
Growth & Income Fund	856,207	1,350,978,921
Value Fund	3,465	9,284,268
Blue Chip Fund	8,136	16,614,441
Multi-Fund Blend	N/A	N/A
130/30 Equity Fund	N/A	N/A
Global Growth and Income Fund	110,171	194,617,602
International Growth Fund	4,350	22,898,919
Global Equity Fund	2,506	4,767,253
Evolving World Growth Fund	217	1,543,029
Convertible Fund	20,903	35,560,618
Market Neutral Income Fund	352,349	680,382,163
High Yield Fund	362	691,455
Total Return Bond Fund	N/A	N/A
SHARE CLASSES AND PRICING OF SHARES
     Purchases and redemptions are discussed in the prospectus under the headings “How can I buy shares?” and “How can I sell (redeem) shares?” All of that information is incorporated herein by reference.
SALES CHARGE WAIVER
     In addition to the sales charge waivers enumerated in the prospectus, dividends and distributions paid on shares of a Fund will be reinvested in shares of the same class of that Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash. Additionally, proceeds of shares redeemed by a Fund within the previous 60 days also may be reinvested in shares of the same class of that Fund at net asset value without the payment of any sales charge. In order to take advantage of this sales charge waiver, you, or your broker-dealer or other sales agent, must submit your intent, in writing, with your purchase. In addition, if the amount of reinvestment is less than the amount of redemption, the sales charge waiver shall be pro-rated accordingly.

CONTINGENT DEFERRED SALES CHARGE
     The contingent deferred sales charge (“CDSC”) is computed on the lesser of the redemption price or purchase price, excluding amounts not subject to the charge. The following example illustrates the operation of the CDSC:
Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5.00%, the Class B CDSC would be $100. For shares of Total Return Bond Fund only, at the rate of 3.50%, the Class B CDSC would be $70.
     The CDSC for Class B and Class C shares will be waived: (a) in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan, including any Individual Retirement Account (“IRA”) systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(iv) prior to age 59 1/2, and (d) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Calamos IRA accounts).
LETTER OF INTENT
     You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a letter of intent. The applicable sales charge then is based upon the indicated amount intended to be invested during a thirteen-month period together with any other Class A shares already owned. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to purchases made on or after that date. During the term of the letter of intent, shares representing up to 5% of the indicated amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased during the term of the letter of intent, you will be required to pay CFS an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that you would have paid on your aggregate purchase if the total of such purchases had been made at a single time, and CFS reserves the right to redeem shares from your account if necessary to satisfy that obligation. A letter of intent does not obligate you to buy or a Fund to sell the indicated amount of the shares but you should read it carefully before signing. Additional information is contained in the letter of intent included in the application.
REDEMPTION IN KIND
     The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.
NET ASSET VALUE
     Each Fund’s share price, or NAV, is determined as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year’s Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.
     The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. Because Multi-Fund Blend’s portfolio will consist primarily of its holdings in the underlying funds, its NAV per share is based on the NAV of each of the underlying funds. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through a broker-dealer, it is the responsibility of that broker-dealer to transmit those orders to the Funds’ transfer agent so such orders will be received in a timely manner.
     A purchase or sale order typically is accepted when the Fund’s transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.
VALUATION PROCEDURES
     The valuation of the Funds’ portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.
     Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.
     When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.
     Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
     If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.
     Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

     When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.
TAXATION
     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the prospectus is not intended as a substitute for careful tax planning.
     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or one or more “qualified publicly traded partnerships;” and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.
     If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as taxable dividends. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. The remainder of this discussion assumes that each Fund will qualify as a regulated investment company.
     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.
DISTRIBUTIONS
     Dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption. In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.
     A portion of the dividends paid by certain Funds may qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals; dividends paid by other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.
     A Fund that invests in shares of other investment companies (“underlying funds”) will not be able to offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests. A Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.
SALES OF SHARES
     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
     Depending on the factors relating to a Fund’s ownership in an underlying fund both before and after a redemption, a Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund’s tax basis in the shares of the underlying fund, but instead to be treated as receiving a taxable dividend on the full amount of the distribution. This could cause shareholders of a Fund that invests in underlying funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

BACKUP WITHHOLDING
     A Fund may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.
OPTIONS, FUTURES AND FORWARD CONTRACTS, AND SWAP AGREEMENTS OR DERIVATIVES
     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.
     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of transactions in options, futures, forward contracts, and swap agreements are not entirely clear. The transactions may increase the amount of short-term capital gain, which is taxed as ordinary income when distributed to shareholders.
     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.
     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
     Rules governing the tax aspects of swap agreements and other derivative instruments are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Calamos Advisors intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements and other derivative instruments.
     The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments.
SHORT SALES
     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

PASSIVE FOREIGN INVESTMENT COMPANIES
     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.
     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.
FOREIGN CURRENCY TRANSACTIONS
     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
FOREIGN TAXATION
     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Funds intend to minimize foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency- denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.
     Although a Fund that invests in underlying funds may be entitled to a deduction for such taxes paid by an underlying fund in which the Fund invests, such a Fund will not be able to pass any such credit or deduction through to its own shareholders.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT
     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.
     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.
CONSTRUCTIVE SALES
     Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
NON-U.S. SHAREHOLDERS
     Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.
     Under recently enacted legislation, a Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The new provision applies with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010. It should also be noted that the provision does not eliminate all withholding on distributions by Funds to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.
     Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.
     State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.
     Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. For foreign individuals dying before January 1, 2010, a portion of Fund shares will not be subject to estate tax to the extent that the Fund holds certain debt obligations and other qualifying assets. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.
     The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.
OTHER TAXATION
     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

CERTAIN SHAREHOLDERS
     The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at January 31, 2009.

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
GROWTH FUND — CLASS A Prudential Investment Management Service	16,728,546	11%
FBO Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center, 11th Floor Newark, NJ 07102-4000 (Owned of Record)

Charles Schwab Co.	16,284,103	11%
Reinvest Account 101 Montgomery St San Francisco, CA 94104-4151 (Owned of Record)

Pershing LLC	9,673,800	7%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Fidelity Investments	8,306,779	6%
Institutional Operations Co. Inc. as agent for Employee Benefit Plans 100 Magellan Way #KW1C Covington, KY 41015-1999 (Owned of Record)

Merrill Lynch & Co., Inc.	7,469,584	5%
For the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 97HC3 Jacksonville, FL 32246-6484 (Owned of Record)

GROWTH FUND — CLASS B Citigroup Global Markets Inc.	2,283,898	13%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Merrill Lynch & Co., Inc.	1,942,379	11%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC5 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Pershing LLC	1,813,064	10%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Morgan Stanley & Co.	883,663	5%
Attn: Mutual Fund Operations 2 Harborside Pl Fl 2 Jersey City, NJ 07311 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
GROWTH FUND — CLASS C MLPF & S	12,798,854	24%
For the Sole Benefit of its Customers Attn: Fund Admin-97B60 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	11,952,603	22%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	3,925,962	7%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

GROWTH FUND — CLASS I Fidelity Investments Institutional	7,253,571	57%
Operations Co. Inc. as agent for Employee Benefit Plans 100 Magellan Way #KW1C Covington, KY 41015-1999 (Owned of Record)

Citigroup Global Markets Inc.	2,785,493	22%
House Account Attn: Peter Booth 333 W. 34th St., Floor 7 New York, NY 10001-2402 (Owned of Record)

GROWTH FUND — CLASS R Merrill Lynch & Co., Inc.	10,828	26%
For the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 97HC3 Jacksonville, FL 32246-6484 (Owned of Record)

MG Trust Company Cust FBO	5,369	13%
Southern Orthopaedic Specialites I 700 17th St. Ste. 300 Denver, CO 80202-3531 (Owned of Record)

MG Trust Company Cust FBO	4,185	10%
Aparicio Walker & Seeling Inc 700 17th St. Ste. 300 Denver, CO 80202-3531 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
Pershing LLC	3,699	9%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

WTRISC as agent FBO	2,894	7%
Jones Hirsch Connors & Bull 401K Pl A/C 067550-001.1 c/o Mutual Funds PO Box 8971 Wilmington, DE 19899-8971 (Owned of Record)

c/o Mutual Funds	2,880	7%
WTRISC as agent FBO Superior Mortgage Corp. 401K Ret. Pl. A/C 065142-001 1 PO Box 8971 Wilmington, DE 19899-8971 (Owned of Record)

Ridge Clearing and Outsourcing	2,303	6%
FBO 428-00390-19 2 Journal Sq. Plaza Jersey City, NJ 07306-4001

Calamos Holdings LLC	2,114	5%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775

GROWTH & INCOME FUND — CLASS A Charles Schwab Co.	9,808,103	13%
Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151 (Owned of Record)

Pershing LLC	6,703,394	9%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Merrill Lynch & Co., Inc.	5,892,956	8%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC4 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	3,880,209	5%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
GROWTH & INCOME FUND — CLASS B Merrill Lynch & Co., Inc.	2,824,792	19%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC5 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	1,851,305	12%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	1,445,962	10%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

GROWTH & INCOME FUND — CLASS C Merrill Lynch & Co., Inc.	12,542,298	24%
For the Sole Benefit of its Customers Attn.: Fund Admin-97KS6 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	11,957,669	23%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	4,302,885	8%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

GROWTH & INCOME FUND — CLASS I Citigroup Global Markets Inc.	2,879,768	48%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Strafe & Co. FAO	912,406	15%
Lakeland Hospital Mutual Fund Account A/C 4411090502 P.O. Box 160 Westerville, OH 43086-0160 (Owned Beneficially)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
U.S. Bancorp Investments Inc.	609,848	10%
FBO 232740381 60 Livingston Ave St. Paul, MN 55107-2292 (Owned of Record)

Orchard Trust Company LLC Trustee/C	323,066	5%
FBO Retirement Plans 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002 (Owned of Record)

GROWTH & INCOME FUND — CLASS R Merrill Lynch & Co., Inc.	23,872	48%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Pershing LLC	4,928	10%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Calamos Holdings LLC	3,544	7%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

MG Trust Company Cust. FBO	3,278	7%
Mafco Inc. 401K Profit Sharing 700 17th Street, Suite 300 Denver, CO 80202-3531 (Owned of Record)

VALUE FUND — CLASS A NFS LLC FEBO	773,707	17%
Calamos Holdings LLC 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

NFS LLC FEBO	537,190	12%
Calamos Family Partners Inc. 2020 Calamos Court Naperville, IL 60563-3284 (Owned of Record)

Merrill Lynch & Co., Inc.	309,640	7%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC6 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
VALUE FUND — CLASS B Pershing LLC	56,673	9%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Merrill Lynch & Co., Inc.	55,545	9%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC6 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
VALUE FUND — CLASS C Citigroup Global Markets Inc.	159,120	19%
House Account Attn.: Peter Booth 333 W. 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	104,366	13%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Merrill Lynch & Co., Inc.	102,044	12%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC6 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

VALUE FUND — CLASS I Calamos Multi-Fund Blend	639,716	32%
For the Sole Benefit of its Customers 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

Orchard Trust Company LLC Trustee/C	448,098	22%
FBO Retirement Plans 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002 (Owned of Record)

NFS LLC FEBO	363,520	18%
Kimberly Calamos TTE Kimberly Calamos Revocable Trust U/A 11/2/00 c/o Nick Calamos 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

NFS LLC FEBO	343,620	17%
John P. Calamos Sr. John P. Calamos Sr. TTEE Calamos Family Office 2020 Calamos Court Naperville, IL 60563-2799 (Owned of Record)

VALUE FUND — CLASS R Calamos Holdings LLC	8,155	100%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
BLUE CHIP FUND — CLASS A NFS LLC FEBO	635,495	10%
Calamos Holdings LLC 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

BLUE CHIP FUND — CLASS B Merrill Lynch & Co., Inc.	121,748	20%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	50,689	8%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	34,190	6%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

BLUE CHIP FUND — CLASS C Merrill Lynch & Co., Inc.	395,941	30%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	265,833	20%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

BLUE CHIP FUND — CLASS I NFS LLC FEBO	753,535	30%
John P. Calamos Sr. John P. Calamos Sr. TTEE U/A 08/21/85 2020 Calamos Court Naperville, IL 60563-1463 (Owned of Record)

NFS LLC FEBO	548,441	22%
Calamos Family Partners Inc. 2020 Calamos Court Naperville, IL 60563-3284 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
Orchard Trust Company LLC Trustee/C	394,275	16%
FBO Retirement Plans 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002 (Owned of Record)

NFS LLC FEBO	252,065	10%
Kimberly Calamos TTEE Kimberly Calamos Revocable Trust U/A 11/2/00 c/o Nick Calamos 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

BLUE CHIP FUND — CLASS R Calamos Holdings LLC	8,377	70%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

Merrill Lynch & Co., Inc.	3,623	30%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

MULTI-FUND BLEND — CLASS A Pershing LLC	160,050	14%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

NFS LLC FEBO	104,699	9%
Panton Family Limited Partnership Panton Family Limited Partnership 800 Lathrop Ave. River Forest, IL 60305-1447

Merrill Lynch & Co., Inc.	83,526	7%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

MULTI-FUND BLEND — CLASS B Pershing LLC	26,732	10%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Morgan Stanley & Co.	22,509	9%
Attn: Mutual Fund Operations 2 Harborside Place, Floor 2 Jersey City, NJ 07311 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
Merrill Lynch & Co., Inc.	14,728	6%
For the Sole Benefit of its Customers Attn: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

MULTI-FUND BLEND — CLASS C Merrill Lynch & Co., Inc.	92,343	13%
For the Sole Benefit of its Customers Attn: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Pershing LLC	72,809	10%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

MULTI-FUND BLEND — CLASS I Orchard Trust Company LLC Trustee/C	14,555	90%
FBO Retirement Plans 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002 (Owned of Record)

MULTI-FUND BLEND — CLASS R Calamos Holdings LLC	9,076	100%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

130/30 EQUITY FUND — CLASS A Calamos Financial Services LLC	100,314	70%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

LPL Financial	32,443	23%
FBO: Customer Accounts Attn: Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150-9046 (Owned of Record)

130/30 EQUITY FUND — CLASS B Calamos Financial Services LLC	100,000	94%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
130/30 EQUITY FUND — CLASS C Calamos Financial Services LLC	100,000	89%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

130/30 EQUITY FUND — CLASS I Calamos Financial Services LLC	2,109,872	100%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

130/30 EQUITY FUND — CLASS R Calamos Financial Services LLC	100,146	100%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

GLOBAL GROWTH & INCOME FUND — CLASS A Merrill Lynch & Co., Inc.	4,027,860	11%
For the Sole Benefit of its Customers Attn.: Fund Admin-97KT2 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Pershing LLC	2,887,649	8%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

GLOBAL GROWTH & INCOME FUND — CLASS B Merrill Lynch & Co., Inc.	1,319,881	20%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC5 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	981,182	15%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	686,845	10%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

GLOBAL GROWTH & INCOME FUND — CLASS C Merrill Lynch & Co., Inc.	8,131,007	26%
For the Sole Benefit of its Customers Attn.: Fund Admin-97KT3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
Citigroup Global Markets Inc.	5,272,561	17%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Morgan Stanley & Co.	1,908,462	6%
Attn: Mutual Fund Operations 2 Harborside Pl. Floor 2 Jersey City, NJ 07311 (Owned of Record)

Pershing LLC	1,841,374	6%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

GLOBAL GROWTH & INCOME FUND — CLASS I Charles Schwab Co.	2,707,959	17%
Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151 (Owned of Record)

Citigroup Global Markets Inc.	1,866,358	12%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

NFS LLC FEBO	1,553,503	10%
Calamos Family Partners Inc. 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

NFS LLC FEBO	1,522,366	9%
John P. Calamos Sr. John P. Calamos Sr. TTEE U/A 08/21/85 1111 E. Warrenville Road Suite 200 Naperville, IL 60563-1463 (Owned of Record)

Randall Hack & Colleen Hennessey & Lawrence A. Gray TR	870,881	5%
Lord Bissell & Brook Retirement Trust 111 S. Wacker Drive Chicago, IL 60606-4302 (Owned of Record)

Orchard Trust Company LLC Trustee/C	860,592	5%
FBO Retirement Plans 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
GLOBAL GROWTH & INCOME FUND — CLASS R Merrill Lynch & Co., Inc.	16,161	40%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

State Street Bank	11,067	27%
FBO ADP/MSDW 401(K) Product 1 Lincoln St. Boston, MA 02111-2901 (Owned of Record)

Calamos Holdings LLC	10,319	25%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

MG Trust Company Trustee	3,189	8%
American Office 700 17th Street Suite 300 Denver, CO 80202-3531 (Owned of Record)

INTERNATIONAL GROWTH FUND — CLASS A Merrill Lynch & Co., Inc.	872,193	8%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Pershing LLC	677,398	6%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

INTERNATIONAL GROWTH FUND — CLASS B Merrill Lynch & Co., Inc.	252,451	15%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Pershing LLC	221,941	13%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
Citigroup Global Markets Inc.	113,452	7%
House Account Attn.: Peter Booth 333 W. 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

INTERNATIONAL GROWTH FUND — CLASS C Merrill Lynch & Co., Inc.	1,140,093	26%
For the Sole Benefit of its Customers Attn: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	672,937	15%
House Account Attn.: Peter Booth 333 W. 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Morgan Stanley & Co.	403,703	9%
Attn: Mutual Fund Operations 2 Harborside Pl, 2nd Floor Jersey City, NJ 07311 (Owned of Record)

Pershing LLC	254,653	6%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

INTERNATIONAL GROWTH FUND — CLASS I NFS LLC FEBO	1,715,092	51%
John P. Calamos Sr. John P. Calamos Sr. TTEE U/A 08/21/85 1111 E. Warrenville Rd. Suite 200 Naperville, IL 60563-1463 (Owned of Record)

Orchard Trust Company LLC Trustee/C	603,434	18%
FBO Retirement Plans 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002 (Owned of Record)

NFS LLC FEBO	334,273	10%
Calamos Holdings LLC 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

NFS LLC FEBO	275,580	8%
Kimberly Calamos TTE Kimberly Calamos Revocable Trust U/A 11/2/00 c/o Nick Calamos 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
INTERNATIONAL GROWTH FUND — CLASS R Calamos Holdings LLC	7,321	53%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

Merrill Lynch & Co., Inc.	4,429	32%
For the Sole Benefit of its Customers Attn: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

MG Trust Company Cust FBO	2,194	16%
Bank of Erath 700 17th St. Suite 300 Denver, CO 80202-3531 (Owned of Record)

GLOBAL EQUITY FUND — CLASS A NFS LLC FEBO	1,385,084	57%
Calamos Holdings LLC 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

Pershing LLC	137,397	6%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

GLOBAL EQUITY FUND — CLASS B NFS LLC FEBO	104,476	46%
Calamos Holdings LLC 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

Pershing LLC	26,721	12%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

GLOBAL EQUITY FUND — CLASS C Merrill Lynch & Co., Inc.	247,803	41%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
NFS LLC FEBO	104,703	17%
Calamos Holdings LLC 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

Citigroup Global Markets Inc.	60,541	10%
House Account Attn.: Peter Booth 333 W. 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

GLOBAL EQUITY FUND — CLASS I NFS LLC FEBO	295,874	59%
John P. Calamos John P. Calamos Sr. TTEE Calamos Family Office 2020 Calamos Court, Suite 200 Naperville, IL 60563-2799 (Owned of Record)

NFS LLC FEBO	106,078	21%
Calamos Holdings LLC 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

Orchard Trust Company LLC Trustee/C	52,923	11%
FBO Retirement Plans 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002 (Owned of Record)

GLOBAL EQUITY FUND — CLASS R Calamos Holdings LLC	105,276	100%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

EVOLVING WORLD GROWTH FUND — CLASS A Calamos Financial Services LLC	100,884	45%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

NFS LLC FEBO	43,906	20%
The Siemon Company Tom Costello 101 Siemon Company Drive Watertown, CT 06795-2651

NFS LLC FEBO	42,388	19%
Kimberly Calamos TTE Kimberly Calamos Revocable Trust U/A 11/2/00 c/o Nick Calamos 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
Charles Schwab Co.	13,638	6%
Special Custody Acct. FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151 (Owned of Record)

EVOLVING WORLD GROWTH FUND — CLASS B Calamos Financial Services LLC	100,584	100%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

EVOLVING WORLD GROWTH FUND — CLASS C Calamos Financial Services LLC	100,585	99%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

EVOLVING WORLD GROWTH FUND — CLASS I Calamos Financial Services LLC	2,120,043	99.97%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

EVOLVING WORLD GROWTH FUND — CLASS R Calamos Financial Services LLC	100,769	100%
2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

CONVERTIBLE FUND — CLASS A Merrill Lynch & Co., Inc.	5,696,420	14%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC5 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Charles Schwab Co.	5,685,105	14%
Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151 (Owned of Record)

Pershing LLC	3,871,872	9%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
CONVERTIBLE FUND — CLASS B Merrill Lynch & Co., Inc.	1,290,511	30%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC5 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	655,233	15%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	292,605	7%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

CONVERTIBLE FUND — CLASS C Merrill Lynch & Co., Inc.	5,875,146	34%
For the Sole Benefit of its Customers Attn.: Fund Admin-97G09 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	3,296,863	19%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	1,141,942	7%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
CONVERTIBLE FUND — CLASS I Citigroup Global Markets Inc.	2,196,360	36%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Charles Schwab Co.	1,620,076	27%
Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151 (Owned of Record)

Lauer & Co.	421,481	7%
c/o Glenmede Trust Company P.O. Box 58997 Philadelphia, PA 19102-8997 (Owned of Record)

NFS LLC FEBO	373,714	6%
Trust Point Inc. P.O. Box 489 La Crosse, WI 54602-0489 (Owned of Record)

CONVERTIBLE FUND — CLASS R Pershing LLC	7,318	57%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Calamos Holdings LLC	5,596	43%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

MARKET NEUTRAL INCOME FUND — CLASS A Charles Schwab Co.	8,541,760	12%
Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151 (Owned of Record)

Merrill Lynch & Co., Inc.	8,220,540	11%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC6 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
Pershing LLC	4,147,995	6%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

MARKET NEUTRAL INCOME FUND — CLASS B Merrill Lynch & Co., Inc.	887,840	24%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC5 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	414,026	11%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	297,907	8%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Morgan Stanley & Co.	289,986	8%
Attn: Mutual Fund Operations 2 Harborside Pl, 2nd Floor Jersey City, NJ 07311 (Owned of Record)

MARKET NEUTRAL INCOME FUND — CLASS C Merrill Lynch & Co., Inc.	8,919,291	29%
For the Sole Benefit of its Customers Attn.: Fund Admin-97KS6 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	5,075,094	16%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	2,201,541	7%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

Morgan Stanley & Co.	2,071,880	7%
Attn: Mutual Fund Operations 2 Harborside Place, Floor 2 Jersey City, NJ 07311 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
MARKET NEUTRAL INCOME FUND — CLASS I Citigroup Global Markets Inc.	4,554,899	44%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402

Saxon & Co.	586,076	6%
FBO 34-34-016-0345359 P.O. Box 7780-1888 Philadelphia, PA 19182-0001 (Owned of Record)

MARKET NEUTRAL INCOME FUND — CLASS R Merrill Lynch & Co., Inc.	14,986	56%
For the Sole Benefit of its Customers 4800 Deer Lake Dr. E., 2nd Floor 97HC3 Jacksonville, FL 32246-6484 (Owned of Record)

Calamos Holdings LLC	8,747	33%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

Counsel Trust DBA MATC FBO	2,748	10%
GAR Construction LLC 401K Profit Sharing Plan 1251 Waterfront Pl. Suite 525 Pittsburgh, PA 15222-4228 (Owned of Record)

HIGH YIELD FUND — CLASS A WTRISC TTEE FBO	5,717,288	39%
Municipal Employees MF Account P.O. Box 52129 Phoenix, AZ 85072-2129 (Owned of Record)

HIGH YIELD FUND — CLASS B Merrill Lynch & Co., Inc.	407,656	21%
For the Sole Benefit of its Customers Attn.: Fund Admin-9EJB9 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	205,467	11%
House Account Attn: Peter Booth 333 W. 34th Street, 7th Floor New York, NY 10001-2402 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
Pershing LLC	176,839	9%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

HIGH YIELD FUND — CLASS C Merrill Lynch & Co., Inc.	1,163,252	29%
For the Sole Benefit of its Customers Attn.: Fund Admin-9EJB9 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Citigroup Global Markets Inc.	615,301	16%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Pershing LLC	265,839	7%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

HIGH YIELD FUND — CLASS I Citigroup Global Markets Inc.	465,508	58%
House Account Attn.: Peter Booth 333 West 34th Street, Floor 7 New York, NY 10001-2402 (Owned of Record)

Orchard Trust Company LLC Trustee/C	247,052	31%
FBO Retirement Plans 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002 (Owned of Record)

HIGH YIELD FUND — CLASS R Calamos Holdings LLC	10,678	100%
Attn.: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

TOTAL RETURN BOND FUND — CLASS A NFS LLC FEBO	819,925	16%
Calamos Holdings LLC 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
Merrill Lynch & Co., Inc.	333,863	7%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484

TOTAL RETURN BOND FUND — CLASS B Merrill Lynch & Co., Inc.	537,902	33%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Pershing LLC	177,019	11%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

NFS LLC FEBO	105,893	6%
Calamos Holdings LLC 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

TOTAL RETURN BOND FUND — CLASS C Merrill Lynch & Co., Inc.	821,916	34%
For the Sole Benefit of its Customers Attn.: Fund Admin-97HC3 4800 Deer Lake Dr. E., 2nd Floor Jacksonville, FL 32246-6484 (Owned of Record)

Pershing LLC	313,748	13%
1 Pershing Plaza Jersey City, NJ 07399-0001 (Owned of Record)

TOTAL RETURN BOND FUND — CLASS I Calamos Holdings LLC	2,603,239	74%
Attn: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

NFS LLC FEBO	672,679	19%
John P. Calamos John P. Calamos Sr. TTEE Calamos Family Office 2020 Calamos Court, Suite 200 Naperville, IL 60563-2799 (Owned of Record)

		PERCENTAGE (%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
TOTAL RETURN BOND FUND — CLASS R Calamos Holdings LLC	106,730	100%
Attn: Corporate Accounting 2020 Calamos Court Naperville, IL 60563-2775 (Owned of Record)

     At January 31, 2009, the trustees and officers of the Trust as a group owned: 4.5% of the outstanding Class I shares of Growth Fund; 12.0% of the outstanding Class A shares and 35.9% of the outstanding Class I shares of Value Fund; 64.6% of the outstanding Class I shares of Blue Chip Fund; 3.8% of the outstanding Class I shares of Growth and Income Fund; 23.0% of the outstanding Class I shares of Global Growth and Income Fund; 60.7% of the outstanding Class I shares of International Growth Fund; 4.4% of the outstanding Class I shares of Market Neutral Income Fund; 4.8% of the outstanding Class A shares and 6.9% of the outstanding Class I shares of High Yield Fund; 60.0% of the outstanding Class I shares of Global Equity Fund; 19.0% of the outstanding Class I shares of Total Return Bond Fund; 19.0% of the outstanding Class A shares of Evolving World Growth Fund; and less than one percent of the outstanding shares of each other class of each Fund.
CUSTODIAN AND TRANSFER AGENT
     BNY Mellon Asset Servicing, 1 Wall Street, New York, New York 10286, is the custodian for the assets of each Fund. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.
     U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for each Fund.
     Shares of any Fund may be purchased through certain financial service companies who are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, the Fund may pay an annual fee of up to 0.10% of the accounts average annual net assets or up to $12 per account, determined on the basis of how the company charges, for shares held in Network Level III accounts. For shares held in sub-accounts, the Fund may pay an annual fee of: (a) for Class A Shares, up to 0.15% of the account’s average annual net assets or up to $18 per account, determined on the basis of how the company charges, (b) for Class B and Class C Shares, up to 0.15% of the account’s average annual net assets or up to $21 per account, determined on the basis of how the company charges, and (c) for Class I and R Shares, up to 0.15% of the account’s average annual assets.
FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT
     Under the arrangements with State Street Bank and Trust Company (“State Street”) to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Funds. For the services rendered to the Funds, the Funds pay fees based on the total average daily net assets of the Funds and the Calamos Growth and Income Portfolio, a series of Calamos Advisors Trust, and the average daily managed assets of the remaining trusts in the Calamos Fund Complex (“Combined Assets”) at the annual rate of 0.0090% on the first $5 billion of Combined Assets, 0.0075% on the next $5 billion, 0.0050% on the next $5 billion and 0.0035% on the Combined Assets in excess of $15 billion. Each Fund pays its pro-rata share of the fees payable to State Street described below based on its total average daily net assets relative to the Combined Assets.
     Calamos Advisors provides the following financial accounting services to the Funds: management of expenses and expense payment processing; monitoring of the calculation of expense accrual amounts for any fund and making of any necessary modifications; coordination of any expense reimbursement calculations and payment; calculation of yields on the Funds in accordance with the SEC’s rules and regulations; calculation of net investment income dividends and capital gains distributions; calculation, tracking and reporting of tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparation of excise tax and fiscal year distributions schedules; preparation of tax information required for financial statement footnotes; preparation of state and federal income tax returns; preparation of specialized calculations of amortization on convertible securities; preparation of year-end dividend disclosure information; monitoring of trustee deferred compensation plan accruals and valuations; and preparation of Form 1099 information statements for board members and service providers. For providing those services, the Funds pay Calamos Advisors a monthly fee at the annual rate of 0.0175% on the first $1 billion of Combined Assets, 0.0150% on the next $1 billion, and 0.0110% on Combined Assets above $2 billion (“financial accounting service fee”). Each Fund pays its pro-rata share of the financial accounting service fee payable to Calamos Advisors based on its total average daily net assets relative to the Combined Assets.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust’s independent auditor and is located at 111 South Wacker Drive, Chicago, Illinois, 60606. Deloitte & Touche LLP audits and reports on the Funds’ annual financial statements, and performs audit, audit-related and other services when approved by the Trust’s audit committee. The Funds’ annual financial statements for periods ended prior to March 31, 2006, were audited by another independent registered public accounting firm.
GENERAL INFORMATION
SHAREHOLDER INFORMATION
     Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). As of March 18, 1996, all shares of each Fund then outstanding were re-designated as Class A shares of that Fund. Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has 15 series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.
     Each Fund’s shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund’s board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.
     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Funds that are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund’s assets of all losses and expenses of any Fund shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.
VOTING RIGHTS
     Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.
FINANCIAL STATEMENTS
     The Funds’ financial statements for the fiscal year ended October 31, 2008 are incorporated herein by reference from the Funds’ annual report to shareholders. See the back cover of the Funds’ prospectus for information on how to obtain the Funds’ annual report to shareholders.

APPENDIX—DESCRIPTION OF BOND RATINGS
     A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
     The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”).
MOODY’S RATINGS
     Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.
     Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risk appear somewhat larger than in Aaa bonds.
     A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
     Baa—Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.
     Ca—Bonds rated Ca represent obligations that are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.
S&P RATINGS
     AAA—Bonds rated AAA have the highest rating. The obligor’s capacity to meet its financial commitment on the bond is extremely strong.
     AA—Bonds rated AA differ from AAA bonds only in small degree. The obligor’s capacity to meet its financial commitment on the bond is very strong.

     A—Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the bond is still strong.
     BBB—Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.
     BB—B—CCC—CC AND C—Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

STATEMENT OF ADDITIONAL INFORMATION	March 1, 2009
CALAMOS(R) GOVERNMENT MONEY MARKET FUND
2020 Calamos Court
Naperville, Illinois 60563
(630) 245-7200
Toll Free: (800) 8-CFS-FUND (800/823-7386)
     This Statement of Additional Information relates to CALAMOS(R) Government Money Market Fund (the “Fund”), which is a series of Calamos Investment Trust (the “Trust”). It is not a prospectus, but provides information that should be read in conjunction with the CALAMOS(R) Government Money Market Fund prospectus dated the same date as this Statement of Additional Information, and any supplements thereto, which are incorporated herein by reference. Audited financial statements for the Fund are incorporated herein by reference from the Fund’s annual report to shareholders for the period ended October 31, 2008. The prospectus and the annual and semi-annual reports of the Fund may be obtained without charge by writing or telephoning the Fund at the address or telephone numbers set forth above.

THE TRUST AND THE FUND
     The Trust was organized as a Massachusetts business trust on December 21, 1987. The Fund is an open-end, diversified management investment company. Prior to June 23, 1997, the name of the Trust was CFS Investment Trust.
INVESTMENT OBJECTIVE
     The Fund seeks maximum current income consistent with liquidity and stability of capital. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”), and repurchase agreements collateralized by U.S. Government Obligations. Under normal circumstances, the Fund expects to invest exclusively in such U.S. Government Obligations and repurchase agreements. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), all securities purchased by the Fund must have remaining maturities of 397 days or less, and the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
     The Fund’s investment objective may not be changed without the approval of a “majority of outstanding” shares of the Fund, as defined in the Investment Company Act. The Fund will notify shareholders at least 60 days prior to any change in its 80% policy.
INVESTMENT PRACTICES
     The prospectus contains information concerning the Fund’s investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning those principal strategies and their associated risks.
U.S. GOVERNMENT OBLIGATIONS
     U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury and by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations (“U.S. Treasuries”) include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government.
     Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the instrumentality. Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitments.
     The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     The Fund’s yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by the Government National Mortgage Association, may affect the value of, and return on, an investment in such securities.

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STRIPS
     STRIPS are U.S. Treasuries that have been issued without interest coupon or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasuries, and receipts or certificates representing interests in such stripped U.S. Treasuries and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.
     STRIPS do not entitle the holder to periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. STRIPS may be more volatile than similar non-stripped securities. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.
     U.S. Treasuries that have been stripped by a member bank of the Federal Reserve System are considered “Government securities” for the purposes of Rule 2a-7 under the Investment Company Act. U.S. Treasuries that have been stripped by banks, brokerage firms or other entities (“privately-issued STRIPS”) are not considered “Government securities” and will be evaluated for creditworthiness in accordance with Rule 2a-7.
REPURCHASE AGREEMENTS
     Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into only tri-party repurchase agreements, whereby a third party sub-custodian continuously maintains collateral in an amount equal to, or in excess of, the market value of the underlying security, and to utilize only member banks of the Federal Reserve System, primary dealers (as designated by the Federal Reserve Bank of New York) and other trusted dealers (as approved by the board of trustees) in such securities. The Fund may enter into only repurchase agreements that are fully collateralized by U.S. Government Obligations. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed 102% of the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed 102% of the value of the repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors LLC (“Calamos Advisors”), the Fund’s investment adviser, will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements. The Fund will not enter into a repurchase agreement not terminable within seven business days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.
VARIABLE AND FLOATING RATE SECURITIES
     Variable and floating rate securities provide for periodic adjustments in the interest rate paid on a security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuer or

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certain financial intermediaries. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.
INVESTMENT RESTRICTIONS
     The Fund has elected to be classified as a diversified, open-end management investment company.
     The Fund operates under the following fundamental investment restrictions and may not:
(i)	make any investment inconsistent with the Fund’s classification as a diversified investment company under the Investment Company Act;

(ii)	purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10%, of the outstanding voting securities of any one issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(iii)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that the Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(v)	make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities; provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(vi)	borrow, except from banks, other affiliated Funds and other entities to the extent permitted under the Investment Company Act(1);

(vii)	invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities(2); or (viii) issue any senior security, except to the extent permitted under the Investment Company Act(3).

(1)	The Fund’s borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, the Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets. The Fund does not intend to purchase securities when its borrowings exceed 5% of total assets.

(2)	The SEC staff has taken the position that an investment company may not invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers of a particular industry. The Fund intends to comply with the staff’s interpretation of the industry concentration requirement.

(3)	Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

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     In addition to the fundamental restrictions listed above, and as a non-fundamental policy, the Fund may not:
(a)	invest in shares of other investment companies, except as permitted by the Investment Company Act(4);

(b)	invest in companies for the purpose of exercising control or management;

(c)	purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)	make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities;

(e)	invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person); or

(f)	invest more than 10% of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.
     The fundamental investment restrictions above may not be changed without the approval of a “majority of outstanding” shares of the Fund. The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval.
     Notwithstanding the foregoing non-fundamental investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.
(4) The Fund may only invest in other registered money market funds.
MANAGEMENT
TRUSTEES AND OFFICERS
     The management of the Trust, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.
     The following table sets forth each trustee’s name, age at January 31, 2009, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees the Fund.

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TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

NAME AND AGE	POSITION(S) WITH TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
John P. Calamos, Sr., 68*	Trustee and President (since 1988)	21	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM
     TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

NAME AND AGE	POSITION(S) WITH TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Joe F. Hanauer, 71	Trustee (since 2001)	21	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 58	Trustee (since 2002)	21	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 58	Trustee (since 2001)	21	Private investor; Managing Director, Bank One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT) and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company), Linden LLC (health care private equity) and Greenspire Properties, LLC (private homebuilder and real estate development company)

William R. Rybak, 58	Trustee (since 2002)	21	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 64	Trustee (since 2004); Lead Independent Trustee (since 2005)	21	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 65	Trustee (since 2006)	21	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the Investment Company Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 121 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.
The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

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     OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name and age at January 31, 2009, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Nick P. Calamos, 47	Vice President (since 1992)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Nimish S. Bhatt, 45	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.

James J. Boyne, 42	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Cheryl L. Hampton, 39	Treasurer (since 2007)	Vice President, Calamos Advisors (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999 – 2007)

Stathy Darcy, 42	Secretary (since 2007)	Vice President and Deputy General Counsel — Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)

Mark J. Mickey, 57	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.
     COMMITTEES OF THE BOARD OF TRUSTEES. The Trust’s board of trustees currently has six standing committees:
Executive Committee. Messrs. John Calamos and Timbers are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.
Dividend Committee. Messrs. John Calamos and Neal serve on the dividend committee. The dividend committee is authorized to declare distributions on the shares of the Trust’s series in accordance with such series’ distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.
Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Trust’s audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.
Valuation Committee. Messrs. Marsh, Timbers and Tripple serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, reviews the Trust’s valuation procedures and their application by the pricing committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

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Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non-interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Fund, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee’s charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.
     A Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:
•	the number and class of all shares of the Trust’s series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•	a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•	information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the Investment Company Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

•	a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Trust’s series owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committee in evaluating the candidate.
     The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.
     Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

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     Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.
In addition to the above committees, there is a pricing committee, appointed by the board of trustees, comprised of officers of the Trust and employees of Calamos Advisors.
     The following table identifies the number of meetings the board and each committee held during the Trust’s fiscal year ended October 31, 2008.

NUMBER OF MEETINGS DURING
THE FISCAL YEAR ENDED
OCTOBER 31, 2008
Board	6
Executive Committee	0
Audit Committee	4
Governance Committee	3
Dividend Committee(1)	0
Valuation Committee	4

(1)	Although the dividend committee held no meetings, it acted by written consent on one occasion.
     All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during the fiscal year ended October 31, 2008.
TRUSTEE AND OFFICER COMPENSATION. John P. Calamos, Sr., the trustee who is an “interested person” of the Trust, does not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Mickey is the only Trust officer who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the period indicated to each of the current trustees and officers compensated by the Trust.

	FISCAL YEAR ENDED OCTOBER 31, 2008
	AGGREGATE	TOTAL COMPENSATION
	COMPENSATION	FROM CALAMOS
NAME	FROM THE FUND	FUND COMPLEX(1)(2)
John P. Calamos, Sr.	$0	$0
Joe F. Hanauer	4,121	143,000
Weston W. Marsh	4,591	161,000
John E. Neal	4,639	172,000
William R. Rybak	4,277	150,500
Stephen B. Timbers	5,548	198,000
David D. Tripple	4,733	165,000
Mark J. Mickey	4,832	150,000

(1)	Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the series of the Trust selected by the trustee. As of October 31, 2008, the values of the deferred compensation accounts of each of Messrs. Hanauer, Marsh and Neal were $73,556, $347,770 and $451,058 respectively.

(2)	Consisting of 21 portfolios as of the end of the period indicated.

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     Beginning on November 1, 2008, the compensation paid to the non-interested trustees of the Trust for their services as such consists of an annual retainer fee in the amount of $80,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $6,000 for any board meeting attended in person, $3,000 for any board meeting attended by telephone and $3,000 for any committee meeting attended in person or by telephone.
     Compensation paid to the non-interested trustees is allocated among the series of the Trust in accordance with a procedure determined from time to time by the board.
     The Trust has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in Class I shares of one or more of the series of the Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund. The Fund is not liable for the obligations of any other series of the Trust to make payments under the Plan.
     At December 31, 2008, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of all funds in the Fund Complex having values within the indicated dollar ranges.

AGGREGATE
DOLLAR RANGE
	GOVERNMENT	OF SHARES OF
	MONEY MARKET	ALL FUNDS IN THE
	FUND	FUND COMPLEX
John P. Calamos, Sr.	None	Over $100,000
Joe F. Hanauer	None	Over $100,000
Weston W. Marsh	Over $100,000	Over $100,000
John E. Neal	None	Over $100,000
William R. Rybak	None	Over $100,000
Stephen B Timbers	None	Over $100,000
David D. Tripple	None	Over $100,000
     No trustee who is not an “interested person” of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or CFS.
     PROXY VOTING PROCEDURES. The Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees’ general oversight. The Fund expects Calamos Advisors to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best economic interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the “Policies”). The Policies address, among other things, conflicts of interest that may arise between the Funds’ interests, and the interests of Calamos Advisors and its affiliates.
     The following is a summary of the Policies used by Calamos Advisors in voting proxies.
     To assist it in voting proxies, Calamos Advisors has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.
     In general, if Calamos Advisors believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos Advisors will vote in favor of proposals recommended by the company’s board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides

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proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos Advisors will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.
     Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.
     Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. These procedures provide that the committee, along with Calamos Advisors’ Legal and Compliance Departments, will examine conflicts of interests with the Fund of which Calamos Advisors is aware and seek to resolve such conflicts in the Fund’s best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.
     The Trust is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust’s proxy voting record for the most recent 12-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) without charge, upon request, by calling 800-582-6959.
     You may obtain a copy of Calamos Advisors’ Policies by calling (800) 582-6959, by visiting Calamos Advisors’ website at www.calamos.com, by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Commission’s website at www.sec.gov.
     DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, has adopted policies and procedures to govern the disclosure of portfolio security holdings. The board of trustees considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Fund’s shareholders, on the one hand, and those of Calamos Advisors and CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees determined that the Fund has a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.
     Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Fund’s service providers and other third parties only in accordance with the policies and procedures adopted by the board of trustees.
Disclosure to the Public
     A complete list of portfolio security holdings as of the last business day of the preceding fiscal quarter may be disclosed no earlier than 45 days and no later than 60 days after such quarter. In addition, a complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed no earlier than 30 days after such quarter. The information relating to both the preceding fiscal quarter and the preceding calendar quarter will be posted on www.calamos.com.
     A subset of the Fund’s portfolio security holdings, such as a top ten list or representative holdings, as of the last business day of the preceding month may be disclosed no earlier than 10 days after such month end. This information will be posted on www.calamos.com pursuant to the procedures.

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Non-Public Disclosure
     Disclosure to Rating and Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating or ranking agencies, such as Standard & Poor’s Corporation, a division of the McGraw-Hill Companies (“S&P”), Moody’s Investor Services, Inc. (“Moody’s”), Morningstar, Inc. (“Morningstar”) and Lipper, Inc. (“Lipper”), no earlier than 30 days after the end of such quarter. Any non-public disclosure to rating or ranking agencies shall be made subject to a duty of confidentiality, including a duty not to trade on non-public information. As of January 31, 2009, the following rating or ranking agencies are provided portfolio security holdings information in connection with the above procedures: S&P, Morningstar, Lipper, Bloomberg LP, Thompson Financial Group, LLC, Vickers Stock Research Corporation, and CapitalBridge, Inc.
     Disclosure to Third Parties. Portfolio security holdings may be disclosed more frequently than described above to third parties, with little or no lag time, when the Fund has a legitimate business purpose for doing so. The frequency and lag time of such disclosure is based upon each party’s need for the information. Third parties include, but are not limited to, the Fund’s investment adviser, principal underwriter, custodian, transfer agent, administrator, fund accounting agent, financial accounting agent, independent auditors, attorneys or such other selected third parties. As of January 31, 2009, the following parties receive non-public portfolio security holdings disclosure: Calamos Advisors, CFS, State Street Corporation, BNY Mellon Asset Servicing, US Bancorp Fund Services LLC, Deloitte & Touche LLP, Wall Street Concepts, Inc., and K&L Gates LLP. The third parties have a duty to keep the Fund’s non-public information confidential either through written contractual arrangements with the Fund or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Fund, which includes a duty of confidentiality and a duty to refrain from trading on non-public information. The Fund may be harmed if the service providers breach any non-contractual duty to keep the Fund’s non-public information confidential as the Fund may have no contractual remedies or recourse against such breaching parties.
     In certain circumstances, Calamos Advisors may disclose portfolio security holdings information on an accelerated basis (prior to disclosure of the information to the public) and outside of an ongoing arrangement, with the authorization of Calamos Advisors’ General Counsel or the Trust’s Chief Compliance Officer, when a legitimate business purpose exists for disclosing such information. For example, from time to time Calamos Advisors may receive requests for proposals (RFPs) from consultants or potential clients that request information about the Fund’s holdings prior to disclosure of the information to the public. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where Calamos Advisors has reason to believe that the data will be used only for legitimate business purposes and not for trading.
     In addition, the Fund, Calamos Advisors, CFS and the Fund’s administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Fund’s assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer’s obligation and/or foreign custodian’s fiduciary duty not to disclose or use material, non-public information concerning the Fund’s portfolio security holdings without the consent of the Fund or its agents. Any such disclosure must be approved in writing by Calamos Advisors’ General Counsel or, in his absence, the Trust’s Chief Compliance Officer.
     Disclosures required by Applicable Law. The Fund, Calamos Advisors and CFS may disclose portfolio security holdings information of the Fund as may be required by applicable law, rule, regulation or court order. Any officer of the Fund, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.
     As part of the Fund’s compliance program under Rule 38a-1 under the Investment Company Act, the Trust’s Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.
     The Fund, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

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INVESTMENT ADVISORY SERVICES
     Investment management and certain other services are provided to each series of the Trust by Calamos Advisors pursuant to a Management Agreement (the “Management Agreement”) dated August 1, 2000, as amended. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under “Who manages the Fund?” The Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis at the annual rate of 0.20% on the first $500 million, 0.19% on the next $500 million, 0.18% on the next $10 billion (over $1 billion to $11 billion), 0.17% on the next $10 billion (over $11 billion to $21 billion), 0.16% on the next $10 billion (over $21 billion to $31 billion), and 0.15% on average daily net assets in excess of $31 billion.
     Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.
     During the period shown below, the Fund paid total advisory fees and was reimbursed by Calamos Advisors for expenses in excess of applicable expense limitation as follows:

	YEAR ENDED	PERIOD ENDED
	10/31/08	10/31/07 (1)
Advisory fee	$1,576,561	$829,031
Waiver or reimbursement	(8,556)	(8,072)
Net fee	1,568,005	820,959

(1)	The Fund commenced operation on May 16, 2007.
     The use of the name “Calamos” in the name of the Trust and in the name of the Fund is pursuant to licenses granted by Calamos Advisors, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as investment adviser to the Fund.
EXPENSES
     Subject to the expense limitations described below, the Fund pays all its own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Fund’s organization and registration and qualification of the Fund and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; and (x) brokerage commissions and other transaction-related costs.
     Calamos Advisors has contractually agreed to reimburse Fund expenses through June 30, 2010 to the extent necessary so that the Fund’s total annual operating expenses after any such reimbursement do not exceed 0.52% for Class A shares, 1.27% for Class B shares or Class C shares and 0.27% for Class I shares. After such date, the expense limitation may be terminated or revised.
     Other funds in the Calamos Family of Funds complex (each, an “Investing Fund”) may invest a portion of their assets in the Fund. Calamos Advisors has voluntarily agreed to waive a portion of its advisory fee charged to the Investing Fund in an amount equal to the advisory fee payable by the Fund to Calamos Advisors that is attributable to the Investing Fund’s investment in the Fund, based on average daily net assets.
TEAM APPROACH TO MANAGEMENT
     Calamos Advisors employs a team approach to portfolio management, with teams comprised generally of the Co-Chief Investment Officers (the “Co-CIOs”), directors, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and

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senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. John P. Calamos, Sr. and Nick P. Calamos, Co-CIOs of Calamos Advisors, each generally focus on macro-level investment themes. Matthew Toms is Director of Fixed Income and Frank Rachwalski is a senior strategy analyst. The Co-CIOs, Director of Fixed Income and senior strategy analyst are referred to collectively as “Team Leaders.”

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The Team Leaders also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts for the periods indicated is set forth below.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT
	TYPE AS OF October 31, 2008*
	REGISTERED		OTHER POOLED
	INVESTMENT		INVESTMENT		OTHER
	COMPANIES		VEHICLES		ACCOUNTS
Team Leader	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
John P. Calamos, Sr.	25	$19,049,910,754	14	$851,395,049	20,045	$6,150,117,410
Nick P. Calamos	25	$19,049,910,754	14	$851,395,049	20,045	$6,150,117,410
Matthew Toms	3	$891,327,678	0	—	0	—
Frank Rachwalski	1	$129,849,057	0	—	0	—

	NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS
	PERFORMANCE BASED AS OF October 31, 2008*
	REGISTERED		OTHER POOLED
	INVESTMENT		INVESTMENT		OTHER
	COMPANIES		VEHICLES		ACCOUNTS
Team Leader	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
John P. Calamos, Sr.	3	$331,488,147	3	$53,191,852	0	—
Nick P. Calamos	3	$331,488,147	3	$53,191,852	0	—
Matthew Toms	0	—	0	—	0	—
Frank Rachwalski	0	—	0	—	0	—

*	Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the Team Leader or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.
     Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the Team Leaders (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross trades in securities held by the Fund in accordance with the rules promulgated under the Investment Company Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.
     A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.
     Messrs. Calamos and Calamos, Sr. advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to a Team Leader from such accounts due to unrealized appreciation as well as realized gains in the client’s account.
     As of October 31, 2008, Messrs. Calamos and Calamos, Sr. receive all of their compensation from Calamos Asset Management, Inc. Each has entered into employment agreements that provide for compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus. For example, the discretionary target bonus for a Team Leader who earns $100,000 would range from $300,000 to $600,000 and the Team Leader’s maximum annual bonus opportunity would range from $450,000 to $900,000. Also, due to the ownership and executive management positions with Calamos Advisors and its parent company, additional multiple corporate objectives are utilized to determine the discretionary target bonus for John P. Calamos, Sr. and Nick P. Calamos. For 2008, the additional corporate objectives were sales and marketing effectiveness, as measured by redemption rates and sales growth; investment performance, as measured by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; productivity and efficiency, as measured by the change in operating margin and return on operating capital; management evaluation, based upon management’s execution of strategic initiatives; and stockholder return relative to the industry peer group.
     As of October 31, 2008, Frank Rachwalski and Matthew Toms receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary.

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     The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders’ compensation structure does not differentiate between the funds and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors.
     All Team Leaders are eligible to receive annual equity awards under a long-term incentive compensation program. The target annual equity awards are set at a percentage of their respective base salaries.
     Historically, the annual equity awards granted under the long-term incentive compensation program have been comprised of stock options and restricted stock units. The stock options and restricted stock units issued to date have vested annually in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Unless terminated early, the stock options have a ten-year term.
     As of October 31, 2008, none of the Team Leaders beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) any shares of the Fund.
DISTRIBUTION PLAN
     The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby Class A shares, Class B shares and Class C shares of the Fund pay to CFS service and distribution fees as described in the prospectus. No distribution or service fees are paid with respect to Class I shares. CFS may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.
     The Trust’s board of trustees has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility, which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable the Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the Fund’s size would be in the shareholders’ best interests because increased size would allow the Fund to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. The board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of CFS, as the Fund’s distributor, in promoting the continuous sale of the Fund’s shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.
     The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The Plan must be reviewed annually by the board of trustees and may be continued from year to year by vote of the board, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the Plan’s operation (“non-interested trustees”), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to the Fund, by vote of a majority of the Fund’s outstanding shares.

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     The Plan may not be amended as to any class of shares of the Fund to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected class, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.
     CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested to enable the board to make an informed determination of whether the Plan should be continued.
     During the fiscal year ended October 31, 2008, payments to CFS and broker-dealers pursuant to the Plan were made in the following amounts:
CFS
Class A: $1,329
Class B: 173
Class C: 642
BROKER-DEALERS
Class A: $14,201
Class B: 10,948
Class C: 39,386
     During the fiscal year ended October 31, 2008, the following payments were made under the Plan on behalf of the Fund for expenses associated with advertising, printing and mailing of prospectuses to prospective shareholders, and sales personnel compensation:

Class A
Costs Associated with Printed Materials	$1,573
Sales and Marketing Expenses (including compensation expense)	52,227
Total	53,800
Class B
Costs Associated with Printed Materials	1,587
Sales and Marketing Expenses (including compensation expense)	11,593
Total	13,180
Class C
Costs Associated with Printed Materials	1,277
Sales and Marketing Expenses (including compensation expense)	24,592
Total	25,869

DISTRIBUTOR
     CFS, a broker-dealer, serves as principal underwriter and distributor for the Fund, subject to change by a majority of the “non-interested” trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of Calamos Asset Management, Inc. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Fund without any charge to the Fund. CFS is also responsible for all expenses incurred in connection with its performance of services for the Fund, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS may receive commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See “How can I buy shares?” in the prospectus. See “Portfolio Transactions.” During the fiscal year ended October 31, 2008, CFS did not receive or retain any commissions on the sale of shares of the Fund.
     The Fund receives the entire net asset value of all of its shares sold. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.
     CFS compensates firms for sales of Class B shares of the Fund at the time of sale at a commission rate of up to 4.00% of the amount of Class B shares purchased. CFS is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Class B shares of the Fund will automatically convert to Class A shares of the Fund eight years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from a portion of the 12b-1 fee when they have been outstanding long enough for CFS to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.
     In connection with the exchange privilege (described in the prospectus under “How can I buy shares? — By exchange”), CFS acts as a service organization for the Fidelity Institutional Money Market-Prime Money Market Portfolio (the “Portfolio”). CFS receives compensation from the Portfolio, through the Portfolio’s 12b-1 Plan, for distribution services provided to the Portfolio.
     CFS has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers on a continuous basis. The obligation of CFS is an agency or “best efforts” arrangement, which does not obligate CFS to sell any stated number of shares.
OTHER COMPENSATION TO DEALERS
     CFS or its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (individually, an “Intermediary” and collectively, “Intermediaries”). CFS or its affiliates may make payments to Intermediaries, among other things, to help defray the costs incurred by qualifying Intermediaries in connection with efforts to educate financial advisers about the Fund so they can make recommendations and provide services that are suitable and meet shareholder needs, to access Intermediaries’ representatives, to obtain marketing support and other specified services. CFS or its affiliates may make these payments, at their discretion and expense, to Intermediaries who have sold Fund shares.

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     The level of payments made to a qualifying Intermediary in any given year with respect to Fund shares held by the Intermediary’s customers will vary, but in no case will exceed the sum of (a) 0.25% of the prior 12 month period’s sales of Fund shares by that Intermediary and (b) 0.12% of the average daily value of Fund shares held by customers of that Intermediary during the period. A number of factors will be considered in determining whether CFS or its affiliates will make the requested payments, including the qualifying Intermediary’s sales, assets and redemption rates, and the quality of the Intermediary’s services. These payments may influence the Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.
     As of January 31, 2009, the Intermediaries that CFS or its affiliates anticipate will receive additional compensation are: A.G. Edwards & Sons, Inc., Banc of America, Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley DW, Inc., Raymond James and Associates, Inc., UBS Financial Services, Inc., Wachovia Securities LLC and Principal Life Insurance Company. CFS or its affiliates may enter into arrangements or change or discontinue arrangements with Intermediaries at any time without notice.
     These payments may provide Intermediaries with an incentive to favor shares of the Fund over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your Intermediary and its representatives. The Fund may utilize an Intermediary that offers and sells shares of the Fund to execute portfolio transactions for the Fund. The Fund, Calamos Advisors and CFS do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.
PORTFOLIO TRANSACTIONS
     Calamos Advisors is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.
     Portfolio transactions on behalf of the Fund effected on securities exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price the Fund pays usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Fund pays includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
     In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.
     In allocating the Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors’ own efforts in performing its duties under the Management Agreement. As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Fund may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Fund, to the extent permitted by law, through broker-dealers affiliated with the Fund, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Fund if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Fund.
     In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos

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Advisors through brokerage commissions generated by transactions of its clients, including the Fund. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.
     For the period ended October 31, 2008, Calamos Advisors did not execute trades through CFS, its affiliated broker-dealer, and the Fund did not pay any brokerage commissions to unaffiliated broker-dealers, including to broker-dealers who furnished research services to the Fund or Calamos Advisors.

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SHARE CLASSES AND PRICING OF SHARES
     Purchases and redemptions are discussed in the Fund’s prospectus under the headings “How can I buy shares?” and “How can I sell (redeem) shares?” All of that information is incorporated herein by reference.
CONTINGENT DEFERRED SALES CHARGE
     The contingent deferred sales charge (“CDSC”) is computed on the lesser of the redemption price or purchase price, excluding amounts not subject to the charge. The following example illustrates the operation of the CDSC:
Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of another fund in the Calamos Family of Funds (at $10 per share) and that six months later the value of the investor’s account for that fund has grown through investment performance to $11,000 ($11 per share). If the investor should exchange those shares for shares of the Fund and subsequently redeem $2,200 (2,200 shares, assuming a stable net asset value of $1.00 per share), a CDSC would be applied against $2,000 of the redemption (the original purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5.00%, the Class B CDSC would be $100.
     The CDSC for Class B and Class C shares will be waived: (a) in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan, including any Individual Retirement Account (“IRA”) systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(iv) prior to age 59 1/2, and (d) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Calamos IRA accounts).
REDEMPTION-IN-KIND
     The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value (“NAV”) of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of liquid securities.
NET ASSET VALUE
     The Fund’s share price, or NAV, is determined as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays, Sundays, New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.
     The Fund’s NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less any liabilities, by the number of shares outstanding. When shares are purchased or redeemed, the transaction is processed at the next NAV that is calculated on a day the NYSE is open for trading, after the purchase or redemption order is received in good form by the Fund’s transfer agent or another authorized agent of the Fund. If shares are purchased or redeemed through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Fund’s transfer agent so that such orders will be received in a timely manner.
VALUATION PROCEDURES
     Pursuant to Rule 2a-7 under the Investment Company Act, the Fund values its portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the Fund’s NAV is affected by any unrealized appreciation or depreciation of the portfolio. The board of trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the Fund’s portfolio securities.
     While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

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     The board of trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of sales and redemptions at $1.00 per share. The procedures require the board of trustees to review the Fund’s portfolio holdings to determine whether the Fund’s NAV, calculated using available market quotations, deviates from $1.00 per share by an amount that may result in material dilution or is otherwise unfair to existing shareholders. In the event the board of trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities, the withholding of dividends, the redemption of shares in kind, or the establishment of a NAV by using available market quotations and such other measures as the board of trustees may deem appropriate. The board of trustees has also established procedures designed to ensure that the Fund complies with the quality requirements of Rule 2a-7.
     Pursuant to Rule 2a-7, the Fund maintains a dollar-weighed average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less and invests only in U.S. dollar-denominated securities determined by Calamos Advisors to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if Calamos Advisors believes such security no longer presents minimal credit risks, Calamos Advisors will cause the Fund to dispose of the security as soon as practicable. The maturity of U.S. Government Obligations that have a variable rate of interest readjusted no less frequently then annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.
TAXATION
     The following is only a summary of certain tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.
     At the time of your purchase, the Fund’s net asset value may reflect undistributed income, capital gains (if any), or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or, if applicable, as a capital gain distribution.
     Some of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.
     The Fund is permitted to invest in securities issued or purchased at a discount. Tax rules could require the Fund to accrue and distribute income not yet received. Depending upon particular circumstances, this treatment may also affect the tax character and amount of income required to be recognized by the Fund. The Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY
     The Fund intends to qualify, and elect to be treated, as a regulated investment company under Subchapter M of the Code so as to be relieved of federal income tax on its net investment income and capital gains that it currently distributes to shareholders.
     The Fund must meet several requirements to qualify as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of securities, and income from interests in certain “qualified publicly traded partnerships”; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, U.S. Government Obligations, securities of other regulated investment companies, and other securities such that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold through such other securities more than 10% of the outstanding voting stock of any issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government Obligations or the securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses or securities of one or more qualified publicly traded partnerships.

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EXCISE TAX ON REGULATED INVESTMENT COMPANIES
     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, the Fund will be treated as having distributed any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund.
CERTAIN SHAREHOLDERS
     The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding Class A, Class B, Class C or Class I shares of the Fund as of January 31, 2009.

		PERCENT(%) OF
	NUMBER	OUTSTANDING
SHAREHOLDER	OF SHARES	SHARES OF THE FUND
CALAMOS GOVERNMENT MONEY MARKET FUND — CLASS I
CALAMOS CONVERTIBLE FUND FOR THE SOLE BENEFIT OF ITS CUSTOMERS 2020 CALAMOS CT NAPERVILLE IL 60563-2775	101,631,238.83	18.19%
CALAMOS GROWTH FUND FOR THE SOLE BENEFIT OF ITS CUSTOMERS 2020 CALAMOS CT NAPERVILLE IL 60563-2775	98,957,884.40	17.71%
CALAMOS GLOBAL DYNAMIC INCOME FUND FOR THE SOLE BENEFIT OF ITS CUSTOMERS 2020 CALAMOS CT NAPERVILLE IL 60563-2775	61,123,327.77	10.94%
CALAMOS MARKET NEUTRAL INCOME FUND FOR THE SOLE BENEFIT OF ITS CUSTOMERS 2020 CALAMOS CT NAPERVILLE IL 60563-2775	55,572,953.61	9.95%
CALAMOS GROWTH & INCOME FUND FOR THE SOLE BENEFIT OF ITS CUSTOMERS 2020 CALAMOS CT NAPERVILLE IL 60563-2775	46,085,835.99	8.25%
CALAMOS TOTAL RETURN BOND FUND FOR THE SOLE BENEFIT OF ITS CUSTOMERS 2020 CALAMOS CT NAPERVILLE IL 60563-2775	43,226,316.50	7.74%
CALAMOS GOVERNMENT MONEY MARKET FUND — CLASS A
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,364,357.17	13.00%
MORGAN STANLEY & CO ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE PL FL 2 JERSEY CITY NJ 07311	3,635,102.90	10.83%
CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 333 W 34TH ST FL 7 NEW YORK NY 10001-2402	2,802,337.77	8.35%
CALAMOS GOVERNMENT MONEY MARKET FUND — CLASS B
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,523,579.08	16.54%
CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 333 W 34TH ST FL 7 NEW YORK NY 10001-2402	4,186,064.98	15.30%
MORGAN STANLEY & CO ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE PL FL 2 JERSEY CITY NJ 07311	1,741,622.07	6.37%
CALAMOS GOVERNMENT MONEY MARKET FUND — CLASS C
CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 333 W 34TH ST FL 7 NEW YORK NY 10001-2402	7,983,265.81	24.89%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,308,088.08	10.31%
MORGAN STANLEY & CO ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE PL FL 2 JERSEY CITY NJ 07311	1,967,262.52	6.13%
     As of January 31, 2009, the trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of each Class of the Fund.

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CUSTODIAN AND TRANSFER AGENT
     BNY Mellon Asset Servicing, 1 Wall Street, New York, New York 10286, is the custodian for the Fund’s assets. The custodian is responsible for holding all of the Fund’s cash and securities, directly or through a book entry system, delivering and receiving payment for securities sold by the Fund, receiving and paying for securities purchased by the Fund, collecting income from investments of the Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Fund, payment of dividends or payment of expenses of the Fund.
     U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for the Fund.
     Shares of the Fund may be purchased through certain financial service companies who are agents of the Fund for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, the Fund may pay an annual fee of up to 0.10% of the accounts average annual net assets or up to $12 per account, determined on the basis of how the company charges, for shares held in Network Level III accounts. For shares held in sub-accounts, the Fund may pay an annual fee of: (a) for Class A Shares, up to 0.15% of the account’s average annual net assets or up to $18 per account, determined on the basis of how the company charges, (b) for Class B and Class C Shares, up to 0.15% of the account’s average annual net assets or up to $21 per account, determined on the basis of how the company charges, and (c) for Class I Shares, up to 0.15% of the account’s average annual assets.
FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT
     Under the arrangements with State Street Bank and Trust Company (“State Street”) to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund. For the services rendered to the Fund, the Fund pays fees based on the Fund’s combined managed assets (“Combined Assets”) at the annual rate of 0.0090% on the first $5 billion of Combined Assets, 0.0075% on the next $5 billion, 0.0050% on the next $5 billion and 0.0035% on the Combined Assets in excess of $15 billion. The Fund pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of the Fund.
     Calamos Advisors provides the following financial accounting services to the Fund: management of expenses and expense payment processing; monitoring of the calculation of expense accrual amounts for the Fund and making of any necessary modifications; coordination of any expense reimbursement calculations and payment; calculation of yields on the Fund in accordance with the SEC’s rules and regulations; calculation of net investment income dividends and capital gains distributions; calculation, tracking and reporting of tax adjustments on all assets of the Fund, including but not limited to contingent debt and preferred trust obligations; preparation of excise tax and fiscal year distributions schedules; preparation of tax information required for financial statement footnotes; preparation of state and federal income tax returns; preparation of specialized calculations of amortization on convertible securities; preparation of year-end dividend disclosure information; monitoring of trustee deferred compensation plan accruals and valuations; and preparation of Form 1099 information statements for board members and service providers. For providing those services, the Fund pays Calamos Advisors a monthly fee at the annual rate of 0.0175% on the first $1 billion of Combined Assets, 0.0150% on the next $1 billion, and 0.0110% on Combined Assets above $2 billion (“financial accounting service fee”). The Fund pays its pro-rata share of the financial accounting service fee payable to Calamos Advisors based on relative managed assets of the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust’s independent auditor and is located at 111 South Wacker Drive, Chicago, Illinois 60606. Deloitte & Touche LLP audits and reports on the Fund’s annual financial statements, and performs audit, audit-related and other services when approved by the Trust’s audit committee.

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GENERAL INFORMATION
SHAREHOLDER INFORMATION
     The Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has 15 series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.
     The Fund’s shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund’s board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.
     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Fund that are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Fund’s assets of all losses and expenses of any Fund shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.
VOTING RIGHTS
     Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.
COMPARISONS OF INVESTMENT PERFORMANCE
     In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for the Fund, Calamos Advisors and its affiliates may publish comparisons of the Fund’s performance for a given period to the performance of recognized, unmanaged indexes for the same period, provided that such indexes are appropriate in light of the Fund’s investment objective and principal investment strategies. In addition, Calamos Advisors and its affiliates may use in sales literature rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, and similar sources that utilize information compiled (i) internally, (ii) by Lipper, or (iii) by other recognized analytical services, to the extent permitted by the Conduct Rules of the National Association of Securities Dealers, Inc., the Securities Act of 1933 and the Investment Company Act, including the rules and regulations promulgated thereunder and any interpretations thereof. Calamos Advisors and its affiliates may also use broad-based Lipper groupings for comparison where appropriate.
FINANCIAL STATEMENTS
     The Fund’s financial statements for the period ended October 31, 2008 are incorporated herein by reference from the Fund’s annual report to shareholders. See the back cover of the Fund’s prospectus for information on how to obtain the Fund’s annual report to shareholders.

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APPENDIX—DESCRIPTION OF RATINGS
     A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
DESCRIPTION OF SHORT-TERM DEBT RATINGS
     The following is a description of the characteristics of short-term debt ratings used by Standard & Poor’s Rating Service (“S&P”), Fitch Ratings (“Fitch”) and Moody’s Investors Services, Inc. (“Moody’s”).

S&P RATINGS

A-1	Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2	Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	DEFAULT. Denotes actual or imminent payment default.

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MOODY’S RATINGS

Prime-1	Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.
DESCRIPTION OF MOODY’S MONEY MARKET AND BOND FUND RATINGS
     Moody’s Money Market and Bond Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles that principally invest in short-term and long-term fixed income obligations, respectively. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
     The rating definitions are, as follows:

Aaa	Money market funds and bond funds rated Aaa are judged to be of an investment quality similar to Aaa-rated fixed income obligations, that is, they are judged to be of the best quality.

Aa	Money market funds and bond funds rated Aa are judged to be of an investment quality similar to Aa-rated fixed income obligations, that is, they are judged to be of high quality by all standards.

A	Money market funds and bond funds rated A are judged to be of an investment quality similar to A-rated fixed income obligations, that is, they are judged to possess many favorable investment attributes and are considered as upper-medium-grade investment vehicles.

Baa	Money market funds and bond funds rated Baa are judged to be of an investment quality similar to Baa-rated fixed income obligations, that is, they are considered as medium-grade investment vehicles.

Ba	Money market funds and bond funds rated Ba are judged to be of an investment quality similar to Ba-rated fixed income obligations, that is, they are judged to have speculative elements.

B	Money market funds and bond funds rated B are judged to be of an investment quality similar to B-rated fixed income obligations, that is, they generally lack characteristics of the desirable investment.

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